                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

______________________________MANVILLE CORPORATION______________________________
                (Name of Registrant as Specified in Its Charter)

______________________________MANVILLE CORPORATION______________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /  $125 per Exchange Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ /   $500  per each  party to  the controversy  pursuant to  Exchange Act  Rule
    14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share, of Riverwood International Corporation held by Manville Corporation
________________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies: 53,399,558 shares of Common Stock, of Riverwood International Corporation held by Manville Corporation
________________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $20.25 per share cash price
________________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: $1,081,341,049.50
________________________________________________________________________________

    (5) Total fee paid: $216,269.00
________________________________________________________________________________

/X/  Fee paid previously with preliminary materials.

/X/  Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: $216,269.00
________________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.: Schedule 14A
________________________________________________________________________________

    (3) Filing Party: Manville Corporation
________________________________________________________________________________

    (4) Date Filed: December 8, 1995
________________________________________________________________________________

  [LOGO]
MANVILLE CORPORATION
P. O. Box 5108
Denver, CO 80217-5108
(303) 978-2000
                                                               February 26, 1996

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders (together with any postponement or adjournment thereof, the "Special Meeting") of Manville Corporation ("Manville"), to be held on March 27, 1996 at 10:00 a.m., local time, at the Rihga Royal Hotel, 151 West 54th Street, New York, New York. A Notice of the Special Meeting, a Proxy Statement containing information about the matters to be acted upon at the Special Meeting and a proxy card are enclosed.

    At the Special Meeting, you will be asked to consider and vote upon (i) the Profit Sharing Exchange Agreement, dated October 25, 1995 (the "Profit Sharing Exchange Agreement"), between Manville and Manville Personal Injury Settlement Trust (the "PI Trust") and the transactions contemplated thereby, including the issuance by Manville to the PI Trust of newly issued shares (the "Conversion Shares") of common stock, par value $.01 per share, of Manville (the "Common Stock"), representing 20% of the outstanding Common Stock on a fully diluted basis as of the date of issuance (assuming exercise of all then outstanding options, warrants and other rights to acquire Common Stock and after giving effect to such issuance) in exchange for the elimination of the PI Trust's right to receive annually 20% of Manville's adjusted net earnings and the elimination of the PI Trust's right to receive, under certain circumstances, a portion of the proceeds from certain asset sales by Manville (such transaction being referred to as the "Exchange"); (ii) the disposition by Manville of all of the shares of common stock of Riverwood International Corporation ("Riverwood") held by Manville as a result of the merger (the "Merger") of CDRO Acquisition Corporation (the "Purchaser"), a wholly owned subsidiary of RIC Holding, Inc., formerly named CDRO Holding Corporation ("Parent"), with and into Riverwood, pursuant to the Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood, Parent and the Purchaser (the "Merger Agreement") (such disposition of the Riverwood shares held by Manville in the Merger being referred to as the "Riverwood Disposition"); and (iii) a proposed amendment to Manville's Restated Certificate of Incorporation which would, following the Merger, effect a change in the name of Manville to "Schuller Corporation" (the "Proposed Amendment").

    The accompanying Proxy Statement provides a detailed description of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the proposed Exchange, the proposed Riverwood Disposition and the Proposed Amendment, as well as certain financial and other information. You are urged to read this material in its entirety and to consider it carefully. The Board of Directors has fixed the close of business on February 1, 1996 as the record date for determining the holders of Common Stock entitled to notice of, and to vote at, the Special Meeting ("the Record Date"). Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.

    Pursuant to the terms of the Profit Sharing Exchange Agreement, the sale or other disposition by Manville of all or a substantial portion of its investment in Riverwood (a "Disposition") is a condition to consummation of the Exchange. The Riverwood Disposition will constitute a Disposition. In addition, the Profit Sharing Exchange Agreement contemplates that Manville will declare and pay, and the Exchange will occur only following the declaration of, a dividend of the net proceeds to Manville from a Disposition (after permitted discretionary redemptions by Manville of certain debt and preferred stock of Manville), on a PRO RATA basis to all holders of Common Stock, subject to certain conditions. THERE CAN BE NO ASSURANCE, HOWEVER, THAT ANY DISPOSITION WILL OCCUR, THAT MANVILLE WILL PAY ANY DIVIDEND PURSUANT TO THE PROFIT SHARING EXCHANGE AGREEMENT OR OTHERWISE, OR THAT THE EXCHANGE WILL BE CONSUMMATED.

    In the Merger, among other things, each share of common stock, par value $.01 per share, of Riverwood (the "Riverwood Common Stock") would be converted into the right to receive $20.25 per share in cash, without interest, or approximately $1.08 billion in the aggregate for the approximately 81.3% of the outstanding Riverwood Common Stock held by Manville as of February 1, 1996, the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger. Approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Riverwood Common Stock entitled to vote thereon. Accordingly, such approval and adoption would require the affirmative vote of Manville. Manville has agreed to vote its shares of Riverwood Common Stock in favor of the Merger, subject to certain conditions (including, among other things, approval of the Riverwood Disposition by Manville stockholders), and has agreed to provide certain indemnities to Parent and the Purchaser, pursuant to the Voting and Indemnification Agreement, dated as of October 25, 1995, by and among Manville, Parent and the Purchaser (the "Voting and Indemnification Agreement"). Manville has also agreed to make certain tax payments, and to provide certain tax indemnities to Parent and the Purchaser, pursuant to the Tax Matters Agreement, dated as of October 25, 1995, by and among Manville, Riverwood, Parent and the Purchaser.

    The Board of Directors has received the opinion of J.P. Morgan Securities Inc. ("J.P. Morgan") as to the fairness, from a financial point of view, of the Exchange to the holders of Common Stock of Manville, exclusive of the PI Trust. The full text of the opinion of J.P. Morgan relating to the Exchange, which is dated October 25, 1995 and which sets forth the assumptions made, matters considered and limits on review undertaken, is attached as Annex F to the accompanying Proxy Statement. THE BOARD OF DIRECTORS, BY UNANIMOUS VOTE OF ALL DIRECTORS PRESENT (OTHER THAN THE THREE DIRECTORS WHO ARE TRUSTEES OF THE PI TRUST, WHO DID NOT VOTE), HAS APPROVED THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE, HAS DETERMINED THAT THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE, ARE FAIR TO AND FOR THE BEST INTERESTS OF MANVILLE AND ITS STOCKHOLDERS OTHER THAN THE PI TRUST AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE.

    The Board of Directors has received (i) the opinion of J.P. Morgan as to the fairness, from a financial point of view, of the consideration to be received by the holders of Riverwood Common Stock, including Manville, pursuant to the Merger and (ii) the opinion of Goldman, Sachs & Co. ("Goldman Sachs") as to the fairness of the consideration to be received by the holders of Riverwood Common Stock, including Manville, pursuant to the Merger. The full text of the opinion of each of J.P. Morgan and Goldman Sachs relating to the Merger, each of which is dated October 25, 1995 and which sets forth the assumptions made, matters considered and limits on review undertaken, is attached as Annex G and Annex H, respectively, to the accompanying Proxy Statement. THE BOARD OF DIRECTORS, BY UNANIMOUS VOTE OF ALL DIRECTORS PRESENT, HAS APPROVED THE RIVERWOOD DISPOSITION, HAS DETERMINED THAT THE RIVERWOOD DISPOSITION IS EXPEDIENT, FAIR TO AND FOR THE BEST INTERESTS OF MANVILLE AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE RIVERWOOD DISPOSITION.

    Approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting and entitled to vote thereon. Such approval will constitute stockholder approval of the issuance of the Conversion Shares to the PI Trust pursuant to the terms of the Profit Sharing Exchange Agreement. The PI Trust (which held approximately 78% of the shares of Common Stock outstanding as of the Record
Date) has agreed, pursuant to the Profit Sharing Exchange Agreement, to vote its shares of Common Stock in favor of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange. Therefore, sufficient votes will be cast for approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, to ensure their approval at the Special Meeting without the vote of any stockholder other than the PI Trust. Such agreement by the PI Trust to vote its shares of Common Stock in favor of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, does not constitute an agreement by the PI Trust to vote in favor of, or otherwise consent to, the Riverwood Disposition or any other Disposition. Giving effect to the Exchange, as of the Record Date, the PI Trust would have held approximately 83% of the outstanding shares of Common Stock, assuming no exercise of then outstanding options and warrants (or approximately 79% of the fully diluted outstanding shares of Common Stock, assuming exercise of all then outstanding options and warrants). The Exchange will result in immediate and substantial dilution to stockholders other than the PI Trust.

    The Board of Directors has determined that it will proceed with the Riverwood Disposition only upon, and Manville's obligation to vote its shares of Riverwood Common Stock in favor of the Merger pursuant to the Voting and Indemnification Agreement is subject to, among other things, approval of the Riverwood Disposition by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The PI Trust has not advised Manville as to how it intends to vote its shares of Common Stock on the Riverwood Disposition or as to whether it intends to grant the necessary consents or waivers. Furthermore, certain existing agreements between Manville and the PI Trust prohibit Manville from effecting the Riverwood Disposition without the prior consent or waiver of the PI Trust, and the obligation of Manville to vote its shares of Riverwood Common Stock in favor of the Merger pursuant to the Voting and Indemnification Agreement is subject to, among other things, the receipt of such consents or waivers.

    Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The Board may abandon the Proposed Amendment at any time prior to filing the Certificate of Amendment with the Secretary of State of the State of Delaware, whether or not the Proposed Amendment is approved at the Special Meeting. The PI Trust has not advised Manville as to how it intends to vote its shares of Common Stock on the Proposed Amendment. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT, HAS DETERMINED THAT THE PROPOSED AMENDMENT IS ADVISABLE AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.

    WE URGE YOU TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE SO THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE SPECIAL MEETING. NO POSTAGE IS NEEDED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. PLEASE DO NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

    If you plan to attend the Special Meeting, please check the appropriate box on your proxy card. You may attend the Special Meeting whether or not you have previously returned your proxy card.

                                          Sincerely,

                                          /s/ W.T. STEPHENS

                                          W.T. STEPHENS
                                          CHAIRMAN OF THE BOARD, PRESIDENT,
                                          CHIEF EXECUTIVE OFFICER AND A DIRECTOR

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Holders of Manville Corporation Common Stock:

    A Special Meeting of Stockholders (together with any adjournment or postponement thereof, the "Special Meeting") of Manville Corporation
("Manville") will be held on March 27, 1996 at 10:00 a.m., local time, at the Rihga Royal Hotel, 151 West 54th Street, New York, New York for the following purposes:

        (i) To consider and vote upon the Profit Sharing Exchange Agreement, dated October 25, 1995 (the "Profit Sharing Exchange Agreement"), between Manville and Manville Personal Injury Settlement Trust (the "PI Trust") and the transactions contemplated thereby, including the issuance by Manville to the PI Trust of newly issued shares (the "Conversion Shares") of common stock, par value $.01 per share, of Manville (the "Common Stock"), representing 20% of the outstanding Common Stock on a fully diluted basis as of the date of issuance (assuming exercise of all then outstanding options, warrants and other rights to acquire Common Stock and after giving effect to such issuance) in exchange for the elimination of the PI Trust's right to receive annually 20% of Manville's adjusted net earnings and the elimination of the PI Trust's right to receive, under certain circumstances, a portion of the proceeds from certain asset sales by Manville (such transaction being referred to as the "Exchange"). Approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby constitutes approval of the issuance of the Conversion Shares to the PI Trust pursuant to the terms of the Profit Sharing Exchange Agreement.

        (ii) To consider and vote upon the disposition by Manville of all of the shares of common stock of Riverwood International Corporation ("Riverwood") held by Manville as a result of the merger (the "Merger") of CDRO Acquisition Corporation (the "Purchaser"), a wholly owned subsidiary of RIC Holding, Inc., formerly named CDRO Holding Corporation ("Parent"), with and into Riverwood, pursuant to the Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood, Parent and the Purchaser (the "Merger Agreement") (such disposition of the Riverwood shares held by Manville in the Merger being referred to as the "Riverwood Disposition").

       (iii) To consider and vote upon a proposed amendment to Manville's Restated Certificate of Incorporation which would, following the Merger, effect a change in the name of Manville to "Schuller Corporation" (the "Proposed Amendment").

       (iv) To transact such other business as may properly come before the Special Meeting.

    The Board of Directors has fixed the close of business on February 1, 1996 as the record date for determining the holders of Common Stock entitled to notice of, and to vote at, the Special Meeting (the "Record Date"). Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.

    Pursuant to the terms of the Profit Sharing Exchange Agreement, the sale or other disposition by Manville of all or a substantial portion of its investment in Riverwood (a "Disposition") is a condition to consummation of the Exchange. The Riverwood Disposition will constitute a Disposition. In addition, the Profit Sharing Exchange Agreement contemplates that Manville will declare and pay, and the Exchange will occur only following the declaration of, a dividend of the net proceeds to Manville from a Disposition (after permitted discretionary redemptions by Manville of certain debt and preferred stock of Manville), on a PRO RATA basis to all holders of Common Stock, subject to certain conditions.
THERE CAN BE NO ASSURANCE, HOWEVER, THAT ANY DISPOSITION WILL OCCUR, THAT MANVILLE WILL PAY ANY DIVIDEND PURSUANT TO THE PROFIT SHARING EXCHANGE AGREEMENT OR OTHERWISE, OR THAT THE EXCHANGE WILL BE CONSUMMATED.

    In the Merger, among other things, each share of common stock, par value $.01 per share, of Riverwood (the "Riverwood Common Stock") would be converted into the right to receive $20.25 per share in cash, without interest, or approximately $1.08 billion in the aggregate for the approximately 81.3% of the outstanding Riverwood Common Stock held by Manville as of February 1, 1996, the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger. Approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Riverwood Common Stock entitled to vote thereon. Accordingly, such approval and adoption would require the affirmative vote of Manville. Manville has agreed to vote its shares of Riverwood Common Stock in favor of the Merger, subject to certain conditions (including, among other things, approval of the Riverwood Disposition by Manville stockholders), and has agreed to provide certain indemnities to Parent and the Purchaser, pursuant to the Voting and Indemnification Agreement, dated as of October 25, 1995, by and among Manville, Parent and the Purchaser (the "Voting and Indemnification Agreement"). Manville has also agreed to make certain tax payments, and to provide certain tax indemnities to Parent and the Purchaser, pursuant to the Tax Matters Agreement, dated as of October 25, 1995, by and among Manville, Riverwood, Parent and the Purchaser.

    Approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, requires the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Special Meeting and entitled to vote thereon. The PI Trust (which held approximately 78% of the shares of Common Stock outstanding as of the Record
Date) has agreed, pursuant to the Profit Sharing Exchange Agreement, to vote its shares of Common Stock in favor of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange. Therefore, sufficient votes will be cast for approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, to ensure their approval at the Special Meeting without the vote of any stockholder other than the PI Trust. Such agreement by the PI Trust to vote its shares of Common Stock in favor of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, does not constitute an agreement by the PI Trust to vote in favor of, or otherwise consent to, the Riverwood Disposition or any other Disposition. Giving effect to the Exchange, as of the Record Date, the PI Trust would have held approximately 83% of the outstanding shares of Common Stock, assuming no exercise of outstanding options and warrants (or approximately 79% of the fully diluted outstanding shares of Common Stock, assuming exercise of all outstanding options and warrants). The Exchange will result in immediate and substantial dilution to stockholders other than the PI Trust.

    The Board of Directors has determined that it will proceed with the Riverwood Disposition only upon, and Manville's obligation to vote its shares of Riverwood Common Stock in favor of the Merger pursuant to the Voting and Indemnification Agreement is subject to, among other things, approval of the Riverwood Disposition by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The PI Trust has not advised Manville as to how it intends to vote its shares of Common Stock on the Riverwood Disposition or as to whether it intends to grant the necessary consents or waivers. Furthermore, certain existing agreements between Manville and the PI Trust prohibit Manville from effecting the Riverwood Disposition without the prior consent or waiver of the PI Trust, and the obligation of Manville to vote its shares of Riverwood Common Stock in favor of the Merger pursuant to the Voting and Indemnification Agreement is subject to, among other things, the receipt of such consents or waivers.

    Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. The Board may abandon the Proposed Amendment at any time prior to filing the Certificate of Amendment with the Secretary of State of the State of Delaware, whether or not the Proposed Amendment is approved at the Special Meeting. The PI Trust has not advised Manville as to how it intends to vote its shares of Common Stock on the Proposed Amendment.

    This Notice, the accompanying Proxy Statement and the enclosed proxy card are sent to you by order of the Board of Directors. If you plan to attend the Special Meeting, please check the appropriate box on your proxy card. You may attend the Special Meeting whether or not you have previously returned your proxy card.

February 26, 1996

                                        Richard B. Von Wald
                                        SENIOR VICE PRESIDENT,
                                        GENERAL COUNSEL AND SECRETARY
                                        Manville Corporation
                                        P.O. Box 5108
                                        Denver, CO 80217-5108

                            ------------------------

       IT IS IMPORTANT THAT STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE SPECIAL MEETING, FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NEEDED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. PLEASE DO NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.
                            ------------------------

                              MANVILLE CORPORATION
                                 P.O. BOX 5108
                            717 17TH STREET (80202)
                             DENVER, CO 80217-5108
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is being furnished to stockholders of Manville Corporation, a Delaware corporation ("Manville" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Manville (the "Board") from the holders of shares of common stock, par value $.01 per share, of Manville (the "Common Stock") for use at a Special Meeting of Stockholders of Manville to be held on March 27, 1996 at 10:00 a.m., local time, at the Rihga Royal Hotel, 151 West 54th Street, New York, New York and at any adjournment or postponement thereof (the "Special Meeting"). This Proxy Statement and the enclosed proxy card are first being mailed to holders of Common Stock on or about February 27, 1996.

    At the Special Meeting, holders of Common Stock will be asked to consider and vote upon (i) the Profit Sharing Exchange Agreement, dated October 25, 1995 (the "Profit Sharing Exchange Agreement"), between Manville and Manville Personal Injury Settlement Trust (the "PI Trust") and the transactions contemplated thereby, including the issuance by Manville to the PI Trust of newly issued shares (the "Conversion Shares") of Common Stock, representing 20% of the outstanding Common Stock on a fully diluted basis as of the date of issuance (assuming exercise of all then outstanding options, warrants and other rights to acquire Common Stock and after giving effect to such issuance) in exchange for the elimination of the PI Trust's right to receive annually 20% of Manville's adjusted net earnings and the elimination of the PI Trust's right to receive, under certain circumstances, a portion of the proceeds from certain asset sales by Manville (such transaction being referred to as the "Exchange");
(ii) the disposition by Manville of all of the shares of common stock of Riverwood International Corporation, a Delaware corporation ("Riverwood"), held by Manville as a result of the merger (the "Merger") of CDRO Acquisition
Corporation (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of RIC Holding, Inc., formerly named CDRO Holding Corporation ("Parent"), a Delaware corporation, with and into Riverwood, pursuant to the Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood, Parent and the Purchaser (the "Merger Agreement") (such disposition of the Riverwood shares held by Manville in the Merger being referred to as the "Riverwood Disposition"); and (iii) a proposed amendment to Manville's Restated Certificate of Incorporation which would, following the Merger, effect a change in the name of Manville to "Schuller Corporation" (the "Proposed Amendment").

    Only holders of record of Common Stock at the close of business on February 1, 1996 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting. At the close of business on that date, 122,809,383 shares of Common Stock were outstanding, which constituted the only outstanding class of voting securities of the Company.

    Pursuant to the terms of the Profit Sharing Exchange Agreement, the sale or other disposition by Manville of all or a substantial portion of its investment in Riverwood (a "Disposition") is a condition to consummation of the Exchange. The Riverwood Disposition will constitute a Disposition. In addition, the Profit Sharing Exchange Agreement contemplates that Manville will declare and pay, and the Exchange will occur only following the declaration of, a dividend of the net proceeds to Manville from a Disposition (after permitted discretionary redemptions by Manville of certain debt and preferred stock of Manville), on a PRO RATA basis to all holders of Common Stock, subject to certain conditions.
THERE CAN BE NO ASSURANCE, HOWEVER, THAT ANY DISPOSITION WILL OCCUR, THAT MANVILLE WILL PAY ANY DIVIDEND PURSUANT TO THE PROFIT SHARING EXCHANGE AGREEMENT OR OTHERWISE, OR THAT THE EXCHANGE WILL BE CONSUMMATED.

    In the Merger, among other things, each share of common stock, par value $.01 per share, of Riverwood (the "Riverwood Common Stock") would be converted into the right to receive $20.25 per share in cash, without interest (the "Merger Consideration"), or approximately $1.08 billion in the aggregate for the approximately 81.3% of the outstanding Riverwood Common Stock held by Manville as of February 1, 1996, the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger. See "THE RIVERWOOD DISPOSITION -- The Merger Agreement."

             THE DATE OF THIS PROXY STATEMENT IS FEBRUARY 26, 1996.

    Manville has agreed to vote its shares of Riverwood Common Stock in favor of the Merger, subject to certain conditions (including, among other things, approval of the Riverwood Disposition by Manville stockholders), and has agreed to provide certain indemnities to Parent and the Purchaser, pursuant to the Voting and Indemnification Agreement, dated as of October 25, 1995, by and among Manville, Parent and the Purchaser (the "Voting and Indemnification Agreement"). See "THE RIVERWOOD DISPOSITION -- Voting and Indemnification Agreement." Manville has also agreed to make certain tax payments, and to provide certain tax indemnities to Parent and the Purchaser, pursuant to the Tax Matters Agreement, dated as of October 25, 1995, by and among Manville, Riverwood, Parent and the Purchaser (the "Tax Matters Agreement"). See "THE RIVERWOOD DISPOSITION -- Tax Matters Agreement."

    Riverwood will be the surviving corporation in the Merger (the "Surviving Corporation") and will be a wholly owned subsidiary of Parent. Parent is a wholly owned subsidiary of New River Holding, Inc., a Delaware corporation ("Holding"). Holding, Parent and the Purchaser are newly formed Delaware corporations which were organized at the direction of Clayton, Dubilier & Rice, Inc. in connection with the transactions contemplated by the Merger Agreement. See "THE RIVERWOOD DISPOSITION -- Certain Information Concerning Holding, Parent and the Purchaser." Parent has advised Manville that the day after the Merger, Riverwood, as the Surviving Corporation, will be merged with and into Parent (the "Subsequent Merger") with Parent to be the surviving corporation in the Subsequent Merger. Parent has further advised Manville that New River Holding, Inc. will change its name to "Riverwood Holding, Inc." following the Merger and Riverwood International USA, Inc. ("RIUSA"), a wholly owned subsidiary of Riverwood, will change its name to "Riverwood International Corporation" following the Subsequent Merger.

    The enclosed proxy provides that each stockholder of the Company may specify that his or her shares of Common Stock be voted "for" or "against" approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, approval of the Riverwood Disposition and approval of the Proposed Amendment, or that the designated proxy holders be directed to abstain from voting with respect thereto. If properly executed and returned in time for the Special Meeting, the enclosed proxy will be voted in accordance with the choice specified. If a properly executed proxy is returned, but no choice is specified, the shares of Common Stock will be voted FOR approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, FOR approval of the Riverwood Disposition and FOR approval of the Proposed Amendment.

    Any stockholder who executes and returns a proxy may revoke it at any time before it is voted at the Special Meeting by (i) delivering to the Secretary of the Company at the Company's principal offices before the Special Meeting an instrument of revocation bearing a later date or time than the date or time of the proxy being revoked; (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) voting in person at the Special Meeting. A stockholder's attendance at the Special Meeting will not by itself revoke a proxy given by such stockholder. See "THE SPECIAL MEETING -- Proxies." The Board knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares of Common Stock represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting.

                             AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission" or "SEC"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at its regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and at 7 World Trade Center, Suite 1300, New York, New York 10048. Any interested party may obtain copies of such material at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. In addition, the Common Stock is listed and traded on the New York Stock Exchange, Inc. (the "NYSE"). Reports, proxy statements and other information can also be inspected and copied at the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    THIS PROXY STATEMENT INCORPORATES CERTAIN DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED HEREIN BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, WITHOUT CHARGE, ON WRITTEN OR ORAL REQUEST DIRECTED TO MANVILLE CORPORATION C/O INVESTOR RELATIONS, P.O. BOX 5108, 717 17TH STREET, DENVER, COLORADO 80217-5108, OR BY CALLING (303) 978-3882. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, REQUESTS SHOULD BE RECEIVED BY MARCH 20, 1996. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PREPAID.

    The following documents, previously filed with the Commission by Manville (File No. 1-8247) pursuant to the Exchange Act, are hereby incorporated in this Proxy Statement:

         1. Manville's 1994 Annual Report to securityholders (the "1994 Annual Report");

         2. Manville's Annual Report on Form 10-K for the year ended December 31, 1994 (the "1994 Form 10-K");

         3. Manville's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995;

         4. Manville's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995;

         5. Manville's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 (the "Third Quarter 10-Q");

         6. Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors and the persons listed therein as Trustees of the PI Trust, dated November 28, 1988, filed as
    Exhibit 10(a) to Manville's Annual Report on Form 10-K for the year ended December 31, 1992 (the "1992 Form 10-K");

         7. Second Amendment, dated as of November 15, 1990, to the Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors, Donald M. Blinken et al., as Trustees of the PI Trust, Exhibit C to the Master Agreement, dated as of November 15, 1990, between Manville and the PI Trust, filed as Exhibit 1 to Manville's Current Report on Form 8-K (File No. 1-8247) filed November 21, 1990;

         8. Fourth Amendment, dated August 6, 1992, to the Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors, Donald M. Blinken et al., as Former Trustees, and Christian E. Markey, Jr., as Trustee of the PI Trust, filed as Exhibit 10(c) to the 1992 Form 10-K;

         9. Fifth Amendment, dated December 9, 1992, to the Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors, Donald M. Blinken et al., as Former Trustees, and Christian E. Markey, Jr., as Trustee of the PI Trust, filed as Exhibit 10(d) to the 1992 Form 10-K;

        10. Sixth Amendment, dated as of November 5, 1993, to the Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors, Donald M. Blinken et al., as Former Trustees, and Christian E. Markey, Jr., as Trustee of the PI Trust, filed as Exhibit 10(ab) to the 1994 Form 10-K;

        11. Seventh Amendment, dated as of September 22, 1994, to the Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors, Donald M. Blinken et al., as Former Trustees, and Christian E. Markey, Jr., as Trustee of the PI Trust, filed as Exhibit 10(e) to Manville's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994;

        12. Eighth Amendment, dated as of August 15, 1995, to the Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors, Donald M. Blinken et al., as Former Trustees, and Christian E. Markey, Jr., as Trustee of the PI Trust, filed as Exhibit 10(a) to Manville's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995;

        13. Tenth Amendment, dated as of November 21, 1995, to the Manville Personal Injury Settlement Trust Agreement among Johns-Manville Corporation et al., as Trustors, Donald M. Blinken et al., as Former Trustees, and Christian E. Markey, Jr., as Trustee of the PI Trust, filed as Exhibit 10.1 to Manville's Current Report on Form 8-K filed December 7, 1995;

        14. Amended and Restated Supplemental Agreement between Manville and the PI Trust, dated as of November 15, 1990, filed as Exhibit 2 to Manville's Current Report on Form 8-K (File No. 1-8247) filed November 21, 1990;

        15. First Amendment to the Amended and Restated Supplemental Agreement between Manville and the PI Trust, dated as of August 25, 1993, filed as
    Exhibit  10.1 to  Manville's Current Report  on Form 8-K  filed September 2,
    1993;

        16. Second Amendment to the Amended and Restated Supplemental Agreement between Manville and the PI Trust, dated as of September 22, 1994, filed as
    Exhibit 10(w) to the 1994 Form 10-K;

        17. Manville's Registration Statement on Form 8-A (File No. 00108247) filed September 23, 1988, and Amendment 1 thereto, filed October 3, 1988, together with the description of Manville's Common Stock set forth in the First Amended Disclosure Statement, filed on September 15, 1988, as part of Exhibit T3E(1) to Manville's Application on Form T-3 (File No. 22-18809) under the Trust Indenture Act of 1939; and

        18. Manville's Current Report on Form 8-K filed November 1, 1995.

    The following documents, previously filed with the Commission by Riverwood (File No. 1-11113) pursuant to the Exchange Act, are hereby incorporated in this Proxy Statement:

         1. Riverwood's 1994 Annual Report to securityholders ("Riverwood's 1994 Annual Report");

         2. Riverwood's Annual Report on Form 10-K for the year ended December 31, 1994;

         3. Riverwood's Quarterly Report on Form 10-Q for the quarter ended April 1, 1995;

         4. Riverwood's Quarterly Report on Form 10-Q for the quarter ended July 1, 1995;

         5. Riverwood's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995;

         6. Riverwood's Current Report on Form 8-K filed November 1, 1995; and

         7. Riverwood's Proxy Statement dated February 26, 1996 (the "Riverwood Proxy Statement").

    All documents filed by Manville pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED, OR INCORPORATED BY REFERENCE, IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON. ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO THE COMPANY HAS BEEN SUPPLIED BY THE COMPANY, ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO HOLDING, PARENT, THE PURCHASER, EACH OF THEIR AFFILIATES, THE FINANCING (AS DEFINED BELOW) AND THE PLANS FOR THE SURVIVING CORPORATION FOLLOWING THE MERGER HAS BEEN SUPPLIED BY PARENT AND ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO RIVERWOOD HAS BEEN SUPPLIED BY RIVERWOOD. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF MANVILLE, HOLDING, PARENT, THE PURCHASER OR RIVERWOOD SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                               TABLE OF CONTENTS

AVAILABLE INFORMATION.....................................................    2
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................    3
SUMMARY...................................................................    6
THE SPECIAL MEETING.......................................................   17
  Date, Time and Place....................................................   17
  Purposes of the Special Meeting.........................................   17
  Record Date, Voting Rights and Vote Required............................   18
  Proxies.................................................................   19
  No Appraisal Rights.....................................................   20
THE EXCHANGE..............................................................   20
  General.................................................................   20
  Recommendation of the Board; Reasons for the Exchange...................   22
  Opinion of the Company's Financial Advisor..............................   24
  Profit Sharing Exchange Agreement.......................................   26
  Accounting Treatment of the Exchange....................................   31
  Certain Federal Income Tax Consequences of the Dividend.................   31
  Dilution................................................................   34
  Certain Approvals.......................................................   34
  Certain Financial Considerations........................................   34
THE RIVERWOOD DISPOSITION.................................................   36
  General.................................................................   36
  Background of the Riverwood Disposition.................................   36
  Recommendation of the Board; Reasons for the Riverwood Disposition......   44
  Financial Advisors; Fairness Opinions...................................   47
  Interests of Certain Persons in the Merger; Potential Conflicts
   of Interest............................................................   52
  Certain Federal Income Tax Consequences to Manville of the Riverwood
   Disposition............................................................   58
  Accounting Treatment of the Riverwood Disposition.......................   59
  Certain Approvals.......................................................   59
  The Merger Agreement....................................................   60
  Voting and Indemnification Agreement....................................   71
  Tax Matters Agreement...................................................   73
  Certain Information Concerning Riverwood................................   73
  Certain Information Concerning CDR Fund V and CDR.......................   74
  Certain Information Concerning Holding, Parent and the Purchaser........   75
  Certain Financial Considerations........................................   79
  Certain Projections.....................................................   80
  Certain Events..........................................................   83
  Source and Amount of Funds..............................................   83
AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION........................   92
  Name Change.............................................................   92
  Reasons for the Proposed Amendment......................................   92
  Certain Effects of the Proposed Amendment...............................   92
  Recommendation of the Board.............................................   92
SELECTED CONSOLIDATED FINANCIAL INFORMATION...............................   93
  Manville Selected Consolidated Financial Data...........................   93
  Riverwood Selected Consolidated Financial Data..........................   95
MANVILLE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
 INFORMATION..............................................................   97
MARKET PRICES AND DIVIDENDS...............................................  106
  Market Prices...........................................................  106
  Dividends...............................................................  107
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............  108
  Security Ownership of Certain Beneficial Owners.........................  108
  Security Ownership of Management........................................  109
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON...................  110
OTHER BUSINESS............................................................  112
INDEPENDENT AUDITORS......................................................  112
STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING.............................  112
ANNEX A -- Profit Sharing Exchange Agreement
ANNEX B -- Merger Agreement
ANNEX C -- Voting and Indemnification Agreement
ANNEX D -- Tax Matters Agreement
ANNEX E -- Proposed Certificate of Amendment to Restated Certificate of
          Incorporation
ANNEX F -- Opinion of J.P. Morgan Relating to Profit Sharing Exchange
ANNEX G -- Opinion of J.P. Morgan Relating to Merger
ANNEX H -- Opinion of Goldman Sachs Relating to Merger

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND IS PRESENTED HEREIN SOLELY TO FURNISH LIMITED INTRODUCTORY INFORMATION REGARDING THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE, THE RIVERWOOD DISPOSITION AND THE PROPOSED AMENDMENT. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED, OR INCORPORATED BY REFERENCE, IN THIS PROXY STATEMENT AND THE ANNEXES HERETO, TO WHICH REFERENCE IS MADE FOR A COMPLETE STATEMENT OF THE MATTERS DISCUSSED BELOW. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT, INCLUDING THE ANNEXES HERETO, AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE, IN THEIR ENTIRETY AND TO CONSIDER THEM CAREFULLY. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS SUMMARY HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS PROXY STATEMENT.

THE COMPANY

    Manville Corporation (the "Company" or "Manville"), a Delaware corporation, is an international holding company with two principal subsidiaries, wholly owned Schuller International Group, Inc. ("Schuller") and 81.3% owned Riverwood International Corporation ("Riverwood"). Products sold by Schuller include insulation for buildings and equipment, commercial and industrial roofing systems, high-efficiency air filtration media, and fibers and nonwoven mats used as reinforcements in building and industrial applications. Riverwood is an international packaging and paper products company that produces and markets coated unbleached kraft paperboard, packaging products, such as beverage carriers and folding cartons, containerboard, such as kraft paper and linerboard, corrugated containers, lumber and plywood. Riverwood also designs, manufactures and installs proprietary packaging machines for its customers.

THE SPECIAL MEETING

    DATE, TIME AND PLACE. The Special Meeting of Stockholders of the Company will be held on March 27, 1996 at 10:00 a.m., local time, at the Rihga Royal Hotel, 151 West 54th Street, New York, New York, and at any adjournment or postponement thereof (the "Special Meeting").

    PURPOSE. At the Special Meeting, holders of common stock, par value $.01 per share, of the Company (the "Common Stock") will be asked to consider and vote upon (i) the Profit Sharing Exchange Agreement, dated October 25, 1995 (the "Profit Sharing Exchange Agreement"), between Manville and Manville Personal Injury Settlement Trust (the "PI Trust") and the transactions contemplated thereby, including the issuance by Manville to the PI Trust of newly issued shares (the "Conversion Shares") of Common Stock representing 20% of the outstanding Common Stock on a fully diluted basis as of the date of issuance (assuming exercise of all then outstanding options, warrants and other rights to acquire Common Stock and after giving effect to such issuance) in exchange for the elimination of the PI Trust's right to receive annually 20% of Manville's adjusted net earnings and the elimination of the PI Trust's right to receive, under certain circumstances, a portion of the proceeds from certain asset sales by Manville (such transaction being referred to as the "Exchange"); (ii) the disposition by Manville of all of the shares of common stock of Riverwood held by Manville as a result of the merger (the "Merger") of CDRO Acquisition Corporation (the "Purchaser"), a wholly owned subsidiary of RIC Holding, Inc., formerly named CDRO Holding Corporation ("Parent"), with and into Riverwood, pursuant to the Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood, Parent and the Purchaser (the "Merger Agreement") (such disposition of the Riverwood shares held by Manville in the Merger being referred to as the "Riverwood Disposition"); and (iii) a proposed amendment to Manville's Restated Certificate of Incorporation which would, following the Merger, effect a change in the name of Manville to "Schuller Corporation" (the "Proposed Amendment"). See "THE SPECIAL MEETING -- Date, Time and Place" and "THE SPECIAL MEETING -- Purposes of the Special Meeting."

    RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE. Only holders of record of Common Stock outstanding at the close of business on February 1, 1996 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, 122,809,383 shares of

Common Stock were outstanding and were held by approximately 14,408 holders of record. The Common Stock is the only outstanding class of voting securities of the Company, and each share of Common Stock is entitled to one vote on each matter to be acted upon or which may come before the Special Meeting. See "THE SPECIAL MEETING -- Record Date, Voting Rights and Vote Required."

    QUORUM; VOTE REQUIRED. The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote will constitute a quorum at the Special Meeting. Approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting and entitled to vote thereon. The Board has determined that it will proceed with the Riverwood Disposition only upon, and Manville's obligation to vote its shares of common stock, par value $.01 per share, of Riverwood (the "Riverwood Common Stock") in favor of the Merger pursuant to the Voting and Indemnification Agreement (as defined below) is subject to, among other things, approval of the Riverwood Disposition by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. See "THE SPECIAL MEETING -- Record Date, Voting Rights and Vote Required."

    The PI Trust (which, as of the Record Date, owned 96,000,000 shares of Common Stock, or approximately 78% of the outstanding shares of Common Stock), has agreed, pursuant to the Profit Sharing Exchange Agreement, to vote for the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange. Therefore, sufficient votes will be cast for approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, to ensure that the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, will be approved at the Special Meeting without the vote of any other stockholder. Such agreement by the PI Trust to vote its shares of Common Stock in favor of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, does not constitute an agreement by the PI Trust to vote in favor of, or otherwise consent to, the Riverwood Disposition or any other Disposition. The PI Trust has not advised Manville as to how it intends to vote its shares of Common Stock on the Riverwood Disposition or the Proposed Amendment or whether it intends to grant the necessary consents or waivers with respect to the Riverwood Disposition. However, the vote of the PI Trust for or against the Riverwood Disposition or the Proposed Amendment will, without the vote of any other stockholder, determine whether the Riverwood Disposition or the Proposed Amendment receive the required vote of stockholders.

    PROXIES. The enclosed proxy provides that each stockholder of the Company may specify that such stockholder's shares of Common Stock be voted "for" or "against" approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, approval of the Riverwood Disposition and approval of the Proposed Amendment, or that the designated proxy holders be directed to abstain from voting with respect thereto. If properly executed and returned in time for the Special Meeting, the enclosed proxy will be voted in accordance with the choice specified. If a properly executed proxy is returned, but no choice is specified, the shares of Common Stock will be voted FOR approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, FOR approval of the Riverwood Disposition and FOR approval of the Proposed Amendment.

    Any stockholder who executes and returns a proxy may revoke it at any time before it is voted at the Special Meeting by (i) delivering to the Secretary of the Company at the Company's principal offices before the Special Meeting an instrument of revocation bearing a later date or time than the date or time of the proxy being revoked; (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) voting in person at the Special Meeting. A stockholder's attendance at the Special Meeting will not by itself revoke a proxy given by such stockholder. See "THE SPECIAL MEETING -- Proxies."

NO APPRAISAL RIGHTS

    Delaware law does not provide stockholders of the Company, whether or not they object to or vote against approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, the Riverwood Disposition or the Proposed Amendment, with dissenters' rights of appraisal in connection with any of the matters to be voted upon at the Special Meeting. See "THE SPECIAL MEETING -- No Appraisal Rights."

THE EXCHANGE

    GENERAL. Manville and the PI Trust have entered into the Profit Sharing Exchange Agreement, dated October 25, 1995, pursuant to which, among other things, Manville agreed to issue the Conversion Shares in the Exchange in exchange for the elimination of the PI Trust's right to receive annually 20% of Manville's adjusted net earnings and the elimination of the PI Trust's right to receive, under certain circumstances, a portion of the proceeds from certain asset sales by Manville. Pursuant to the terms of the Profit Sharing Exchange Agreement, the sale or other disposition by Manville of all or a substantial portion of its investment in Riverwood (a "Disposition") is a condition to consummation of the Exchange. The Riverwood Disposition will constitute a Disposition. In addition, the Profit Sharing Exchange Agreement contemplates that Manville will declare and pay, and the Exchange will occur only following the declaration of, a dividend of the net proceeds to Manville from a Disposition (after permitted discretionary redemptions by Manville of certain debt and preferred stock of Manville), on a PRO RATA basis to all holders of Common Stock, subject to certain conditions (the "Dividend"). In addition, the Profit Sharing Exchange Agreement contemplates that there will be amendments to certain of the affirmative and negative covenants contained in the Amended and Restated Supplemental Agreement between the PI Trust and Manville. See "THE EXCHANGE -- Profit Sharing Exchange Agreement."

    DILUTION. The Exchange will result in immediate and substantial dilution to stockholders other than the PI Trust. As of the Record Date, the PI Trust held approximately 78% of the outstanding shares of Common Stock or approximately 74% of the outstanding shares of Common Stock on a fully diluted basis (assuming exercise of all then outstanding options and warrants). Consummation of the Exchange will result in a substantial increase in the percentage of the outstanding Common Stock held by the PI Trust and a corresponding decrease in the percentage of outstanding Common Stock held by other stockholders. Giving effect to the Exchange, as of the Record Date, the PI Trust would have held approximately 83% of the outstanding shares of Common Stock, assuming no exercise of then outstanding options and warrants (or approximately 79% of the fully diluted outstanding shares, assuming exercise of all then outstanding options and warrants).

    The net tangible book value of the Company at September 30, 1995 was $839.6 million, or $6.84 per share of Common Stock. After giving effect to the issuance of the Conversion Shares in the Exchange, the pro forma net tangible book value at September 30, 1995 would have been $983.9 million, or $6.33 per share. This represents an immediate dilution of $0.51 per share to the holders of Common Stock. Net tangible book value per share is equal to the Company's total tangible assets less its total liabilities and preferred stock liquidation preference, divided by the total number of outstanding shares of Common Stock. The above calculation excludes 7,631,172 shares of Common Stock issuable upon exercise of options and warrants outstanding as of September 30, 1995. See "THE EXCHANGE -- Dilution."

    CONDITIONS TO CLOSING OF THE EXCHANGE. The consummation of the Exchange is contingent upon the satisfaction or waiver, if permissible, of a number of conditions, including the declaration of the Dividend. See "THE EXCHANGE -- Profit Sharing Exchange Agreement."

    RECOMMENDATION OF THE BOARD OF DIRECTORS. At a meeting held on October 25, 1995, the Board of Directors of Manville (the "Board"), by unanimous vote of all directors present (other than the three directors who are trustees of the PI Trust, who did not vote), approved the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, determined that the

Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, are fair to and for the best interests of Manville and its stockholders other than the PI Trust and determined to recommend to stockholders that they vote for approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange. The three directors who are trustees of the PI Trust did not participate at the October 25th meeting in the Board's deliberations with respect to the Profit Sharing Exchange Agreement and the transactions contemplated thereby. Approval by Manville's stockholders of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, will constitute stockholder approval of the issuance of the Conversion Shares to the PI Trust pursuant to the terms of the Profit Sharing Exchange Agreement, which approval is required to be obtained under the rules of the New York Stock Exchange, Inc. (the "NYSE"). See "THE EXCHANGE -- Recommendation of the Board; Reasons for the Exchange." For a discussion of certain of the factors the Board considered in arriving at its determination that the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, are fair to and for the best interests of the Company and its stockholders other than the PI Trust and its determination to recommend to stockholders that they approve the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, see "THE EXCHANGE -- Recommendation of the Board; Reasons for the Exchange."

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE.

    OPINION  OF FINANCIAL ADVISOR.   The Company  engaged J.P. Morgan Securities
Inc. ("J.P. Morgan") to act as its financial advisor with respect to the Exchange. At the October 25, 1995 meeting of the Board at which the Profit Sharing Exchange Agreement and transactions contemplated thereby, including the Exchange, were approved by the Board, J.P. Morgan delivered its oral opinion (which it subsequently confirmed in writing) as to the fairness, from a financial point of view, of the Exchange to the holders of Common Stock of the Company, exclusive of the PI Trust. The full text of the opinion of J.P. Morgan relating to the Exchange, which is dated October 25, 1995 and which sets forth the assumptions made, matters considered and limits on review undertaken, is attached as Annex F hereto and is incorporated herein by reference. STOCKHOLDERS ARE URGED TO READ THE OPINION OF J.P. MORGAN IN ITS ENTIRETY AND TO CONSIDER IT CAREFULLY. For a discussion of certain of the factors that J.P. Morgan considered in reaching its opinion, see "THE EXCHANGE -- Opinion of the Company's Financial Advisor."

    VOTE REQUIRED. Approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting and entitled to vote thereon. Approval by Manville's stockholders of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, will constitute stockholder approval of the issuance of the Conversion Shares to the PI Trust pursuant to the terms of the Profit Sharing Exchange Agreement, which approval is required to be obtained under the rules of the NYSE.

    FEDERAL INCOME TAX CONSEQUENCES. For a discussion of certain federal income tax consequences of the Exchange, including the Dividend, see "THE EXCHANGE -- Certain Federal Income Tax Consequences of the Dividend."

    PROFIT  SHARING  EXCHANGE  AGREEMENT.   For  a  discussion  of  the material
provisions of the Profit Sharing Exchange Agreement, see "THE EXCHANGE -- Profit Sharing Exchange Agreement."

THE RIVERWOOD DISPOSITION

    GENERAL. At the Special Meeting, holders of Common Stock will be asked to consider and vote upon the Riverwood Disposition, which would occur as a result of the Merger of the Purchaser, a wholly owned subsidiary of Parent, with and into Riverwood. The Merger would be effected pursuant to the terms of the Merger Agreement. In the Merger, among other things, each share of Riverwood Common Stock would be converted into the right to receive $20.25 per share in cash, without interest (the "Merger Consideration"), or approximately $1.08 billion in the aggregate for the approximately

81.3% of the outstanding Riverwood Common Stock held by Manville as of February 1, 1996, the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger.

    Riverwood will be the surviving corporation in the Merger (the "Surviving Corporation") and will be a wholly owned subsidiary of Parent. Parent is a wholly owned subsidiary of New River Holding, Inc., a Delaware corporation ("Holding"). Holding, Parent and the Purchaser are newly formed Delaware corporations which were organized at the direction of Clayton, Dubilier & Rice, Inc. in connection with the transactions contemplated by the Merger Agreement. See "THE RIVERWOOD DISPOSITION -- Certain Information Concerning Holding, Parent and the Purchaser." Parent has advised Manville that the day after the Merger, Riverwood, as the Surviving Corporation, will be merged with and into Parent (the "Subsequent Merger") with Parent to be the surviving corporation in the Subsequent Merger. Parent has further advised Manville that New River Holding, Inc. will change its name to "Riverwood Holding, Inc." following the Merger and Riverwood International USA, Inc. ("RIUSA"), a wholly owned subsidiary of Riverwood, will change its name to "Riverwood International Corporation" following the Subsequent Merger.

    VOTE REQUIRED. The Company believes that approval of the Riverwood Disposition by the Company's stockholders is not required by applicable law or the Company's Restated Certificate of Incorporation or By-laws. However, given the significance of the Riverwood Disposition to the Company and its stockholders, the Company has determined to solicit stockholder approval thereof at the Special Meeting. If the Riverwood Disposition is not approved by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, the Company will not vote in favor of the Merger, and the Merger would therefore not be effected because the affirmative vote by Manville of its shares of Riverwood Common Stock (representing approximately 81.3% of the outstanding Riverwood Common Stock held by Manville as of February 1, 1996, the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger) is necessary to approve and adopt the Merger Agreement under applicable Delaware law. The Company currently intends, and the Voting and Indemnification Agreement requires, that if the Riverwood Disposition is approved by the Company's stockholders, and if the required consents of the PI Trust are obtained and certain other conditions to the consummation of the Exchange are satisfied, the Company would vote in favor of the Merger, and the Merger would therefore receive the approval of the stockholders of Riverwood required as a condition to the Merger. The PI Trust has not advised Manville as to how it intends to vote its shares of Common Stock on the Riverwood Disposition or as to whether it intends to grant the necessary consents or waivers. Furthermore, certain existing agreements between Manville and the PI Trust prohibit Manville from effecting the Riverwood Disposition without the prior consent or waiver of the PI Trust, and the obligation of Manville to vote its shares of Riverwood Common Stock in favor of the Merger pursuant to the Voting and Indemnification Agreement is subject to, among other things, the receipt of such consents or waivers. Whether or not the Riverwood Disposition is approved at the Special Meeting, there can be no assurance that the other conditions to the Merger will be satisfied or, where permissible, waived or that the Merger will be consummated. See "THE RIVERWOOD DISPOSITION -- The Merger Agreement; CONDITIONS TO CONSUMMATION OF THE MERGER."

    The Merger Agreement may be amended from time to time, although Manville's obligation to vote its shares of Riverwood Common Stock in favor of such amended Merger Agreement is subject to Manville's consent to such amendment. Approval of the Riverwood Disposition by the stockholders of Manville will provide the Board with the authority to vote for effectuation of the Riverwood Disposition pursuant to an amended Merger Agreement; PROVIDED that following approval of the Riverwood Disposition by the stockholders of Manville, Manville will not consent, without obtaining approval from Manville's stockholders, to any such amendment if such amendment changes the Merger Consideration or alters or changes any of the other terms or conditions of the Merger Agreement if such alteration or change would materially adversely affect the rights of Manville's stockholders.

    If the Merger Agreement is terminated under certain circumstances, including, among other circumstances, because Manville were not to vote its shares of Riverwood Common Stock for approval and adoption of the Merger Agreement or because Manville's stockholders were not to approve the Riverwood Disposition, Riverwood may be required to pay significant fees and expenses to Parent. See "THE RIVERWOOD DISPOSITION -- The Merger Agreement."

    CONSEQUENCES IF APPROVAL NOT OBTAINED. If the Riverwood Disposition is not approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Manville will not vote its shares of Riverwood Common Stock in favor of the Merger. As a result, the Merger would not be effected because the affirmative vote of a majority of outstanding Riverwood Common Stock is necessary to approve and adopt the Merger Agreement under applicable Delaware law and Manville held approximately 81.3% of the outstanding Riverwood Common Stock as of February 1, 1996, the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger. In addition, pursuant to the terms of the Profit Sharing Exchange Agreement, a Disposition is a condition to consummation of the Exchange. If the Riverwood Disposition does not occur, there is a substantial likelihood that this condition to the Profit Sharing Exchange Agreement would not be met, and therefore the Exchange would not occur and the Dividend would not be declared pursuant to the Profit Sharing Exchange Agreement.

    BACKGROUND.   For  a description  of the events  leading to  approval of the
Riverwood Disposition by the Board, see "THE RIVERWOOD DISPOSITION -- Background of the Riverwood Disposition."

    RECOMMENDATION OF THE BOARD OF DIRECTORS. At a meeting held on October 25, 1995, the Board, by unanimous vote of all directors present, after considering the Merger Agreement and the transactions contemplated thereby, determined that the Riverwood Disposition is expedient, fair to and for the best interests of the Company and its stockholders, and determined to recommend to stockholders that they vote for approval of the Riverwood Disposition. For a discussion of certain of the factors the Board considered in arriving at its determination that the Riverwood Disposition is expedient, fair to and for the best interests of the Company and its stockholders and its determination to recommend to stockholders that they vote for approval of the Riverwood Disposition, see "THE RIVERWOOD DISPOSITION -- Recommendation of the Board of Directors; Reasons for the Riverwood Disposition."

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE RIVERWOOD DISPOSITION.

    OPINION OF FINANCIAL ADVISORS. The Company and Riverwood jointly engaged J.P. Morgan and Goldman, Sachs & Co. ("Goldman Sachs") to act as financial advisors to assist in a review of strategic alternatives with respect to Riverwood. At a joint meeting of the Board of Directors of Riverwood (the "Riverwood Board") and the Board held on October 25, 1995, J.P. Morgan delivered its oral opinion (which it subsequently confirmed in writing) as to the fairness of the Merger Consideration, from a financial point of view, to the stockholders of Riverwood, including Manville. At the same meeting, Goldman Sachs delivered its oral opinion to the Riverwood Board and the Board (which it subsequently confirmed in writing) as to the fairness of the Merger Consideration to the stockholders of Riverwood, including Manville. The full text of the opinion of each of J.P. Morgan and Goldman Sachs relating to the Merger, each of which is dated October 25, 1995 and which sets forth the assumptions made, matters considered and limits on review undertaken, is attached as Annex G and Annex H, respectively, hereto and is incorporated herein by reference. STOCKHOLDERS ARE URGED TO READ THE OPINIONS OF J.P. MORGAN AND GOLDMAN SACHS IN THEIR ENTIRETY AND TO CONSIDER THEM CAREFULLY. For a discussion of certain of the factors that J.P. Morgan and Goldman Sachs considered in reaching their respective opinions, see "THE RIVERWOOD DISPOSITION -- Financial Advisors; Fairness Opinions."

    FEDERAL INCOME TAX CONSEQUENCES. For a description of certain federal income tax consequences to Manville of the Riverwood Disposition, see "THE RIVERWOOD DISPOSITION -- Certain Federal Income Tax Consequences to Manville of the Riverwood Disposition."

    THE MERGER AGREEMENT.   For a discussion of  the material provisions of  the
Merger Agreement, see "THE RIVERWOOD DISPOSITION -- The Merger Agreement."

    VOTING AND INDEMNIFICATION AGREEMENT. Manville, Parent and the Purchaser have entered into a Voting and Indemnification Agreement, dated as of October 25, 1995 (the "Voting and Indemnification Agreement"), which provides that from and after the satisfaction of certain conditions (see "THE

RIVERWOOD DISPOSITION -- Voting and Indemnification Agreement"), Manville will vote, or cause to be voted, all shares of Riverwood Common Stock it beneficially owns in favor of approval and adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that Manville will not be required to so vote, or cause to be so voted, its shares of Riverwood Common Stock if the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that so voting such shares could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law.

    The Voting and Indemnification Agreement also provides that, subject to certain limitations, from and after the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such later time as is specified in such certificate (the "Effective Time"), Manville will indemnify Parent, the Purchaser and their respective officers, directors and employees against certain losses, resulting from or arising out of any breach of or inaccuracy in certain representations and warranties of Riverwood, as set forth in the Merger Agreement. See "THE RIVERWOOD DISPOSITION -- Voting and Indemnification Agreement."

    TAX MATTERS AGREEMENT. Manville, Riverwood, Parent and the Purchaser have entered into a Tax Matters Agreement, dated as of October 25, 1995 (the "Tax Matters Agreement"), pursuant to which, among other things, Manville and Parent will take such actions as may be required (including making such elections under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law) to treat the Merger as a taxable sale of the assets of Riverwood and certain of its subsidiaries. Manville will include the income of Riverwood and its domestic subsidiaries in its consolidated federal and combined state income tax returns for all pre-closing tax periods of Riverwood and its subsidiaries, including the taxable period that ends at the Effective Time, and will bear the burden of any consolidated federal and combined state income taxes associated with the gain on the deemed sale as reflected in such returns. Parent and the Surviving Corporation will bear the burden of any stand-alone state income taxes associated with the gain on the deemed sale. The Tax Matters Agreement also provides that Manville will indemnify the Surviving Corporation for income taxes for pre-closing tax periods and income tax-related liabilities arising as a result of Riverwood's status, prior to the Effective Time, as a member of Manville's combined or consolidated group for federal or state tax purposes. See "THE RIVERWOOD DISPOSITION -- Tax Matters Agreement."

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

    GENERAL. The Proposed Amendment provides that the name of the Company will be changed to "Schuller Corporation." The Board has unanimously approved the Proposed Amendment in the form set forth in the Certificate of Amendment (the "Certificate of Amendment") to the Company's Restated Certificate of
Incorporation attached as Annex E hereto. Subject to authorization by stockholders, the Company intends that the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware and become effective promptly following the Effective Time, PROVIDED that the Board may abandon the Proposed Amendment at any time prior to filing, whether or not the Proposed Amendment is approved at the Special Meeting.

    RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board has unanimously approved the Proposed Amendment, has determined that the Proposed Amendment is advisable and has determined to recommend to stockholders that they vote for approval of the Proposed Amendment. See "AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION -- Recommendation of the Board" and "AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION -- Reasons for the Proposed Amendment."

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT.

    VOTE REQUIRED. Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

MARKET PRICES AND DIVIDENDS

    MARKET PRICES. The principal market on which the Common Stock is traded is the NYSE under the ticker symbol "MVL." The Common Stock began public trading under such symbol on the NYSE on November 2, 1981. On February 23, 1996, the last trading day before the printing of this Proxy Statement, the high and low sales prices of the Common Stock were $13 and $12 3/4, respectively. On October 25, 1995, the last trading day before the public announcement of the execution of the Profit Sharing Exchange Agreement and the execution of the Merger Agreement by Riverwood, the high and low sales prices of the Common Stock were $12 3/8 and $12 1/8, respectively. On April 13, 1995, the last trading day before the public announcement that Manville was considering strategic alternatives that may be available with respect to its investment in Riverwood, the high and low sales prices of the Common Stock were $11 3/8 and $10 1/2, respectively. For information relating to market prices of the Common Stock during the current year and the past two years, see "MARKET PRICES AND DIVIDENDS -- Market Prices." STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE COMMON STOCK.

    The principal market on which the Riverwood Common Stock is traded is the NYSE under the ticker symbol "RVW." The Riverwood Common Stock began public trading on the NYSE on June 17, 1992. On February 23, 1996, the last trading day before the printing of this Proxy Statement, the high and low sales prices of the Riverwood Common Stock were $19 7/8 and $19 3/4, respectively. On October 25, 1995, the last trading day before the public announcement of the execution of the Merger Agreement, the high and low sales prices of the Riverwood Common Stock were $20 and $19 1/4, respectively. On April 13, 1995, the last trading day before the public announcement that Riverwood was considering strategic alternatives that may be available to it and for the best interests of its stockholders, the high and low sales prices of the Riverwood Common Stock were $20 5/8 and $20 1/8, respectively. The highest price at which Riverwood Common Stock has ever traded is $26 1/4, on September 8, 1995. For information relating to market prices of the Riverwood Common Stock during the current year and the past two years, see "MARKET PRICES AND DIVIDENDS -- Market Prices." STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE RIVERWOOD COMMON STOCK.

    DIVIDENDS. Manville has not declared a dividend on the Common Stock in fiscal year 1995, nor did it declare a dividend on the Common Stock in fiscal year 1994. Manville did declare a dividend of $1.04 per share of Common Stock on June 30, 1993. If a Disposition, such as the Riverwood Disposition, is consummated, then, pursuant to the terms of the Profit Sharing Exchange Agreement and subject to certain conditions set forth therein, Manville will be obligated to declare and pay a dividend of the net proceeds to Manville from a Disposition (after permitted discretionary redemptions by Manville of certain debt and preferred stock of Manville), on a PRO RATA basis to all holders of Common Stock, subject to certain conditions. See "THE EXCHANGE -- Profit Sharing Exchange Agreement" and "MARKET PRICES AND DIVIDENDS -- Dividends."

    Riverwood paid a dividend of $.04 per share of Riverwood Common Stock for each fiscal quarter of 1995 and 1994. Riverwood has agreed in the Merger Agreement, subject to certain exceptions, that it will not declare, set aside, or pay any dividend (other than regular quarterly dividends consistent with past practice and in no event exceeding $.04 per share per quarter) or other distributions payable in cash, stock or property with respect to the Riverwood Common Stock. See "THE RIVERWOOD DISPOSITION -- The Merger Agreement; CONDUCT OF BUSINESS PENDING THE CLOSING." For a description of certain other restrictions on payments of dividends by Riverwood, see Note 10 of Notes to Consolidated Financial Statements of Riverwood contained in the Riverwood Proxy Statement incorporated herein by reference. In each of fiscal 1994 and fiscal 1995, Manville, as a stockholder, received $8.5 million as a result of the payment of PRO RATA dividends on the Riverwood Common Stock. See "MARKET PRICES AND DIVIDENDS -- Dividends."

                      SELECTED CONSOLIDATED FINANCIAL DATA

    MANVILLE SELECTED CONSOLIDATED FINANCIAL DATA. The following table sets forth selected consolidated financial data of Manville and its subsidiaries for each of the five fiscal years ended December 31, 1990 through 1994 and the nine months ended September 30, 1995 and 1994. The year-end data have been derived from, should be read in conjunction with, and are qualified in their entirety by, the audited consolidated financial statements of Manville, including the notes thereto, incorporated herein by reference. The quarterly data have been derived from, should be read in conjunction with, and are qualified in their entirety by, the unaudited quarterly consolidated financial statements of the Company, including the notes thereto, incorporated herein by reference. See "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "SELECTED CONSOLIDATED FINANCIAL INFORMATION."

                                       NINE MONTHS ENDED
                                          SEPTEMBER 30                         YEAR ENDED DECEMBER 31
                                     ----------------------  ----------------------------------------------------------
                                        1995        1994        1994        1993        1992        1991        1990
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
INCOME (LOSS)
Net Sales (Note A).................  $2,067,206  $1,850,925  $2,560,343  $2,278,204  $2,205,664  $2,011,276  $2,133,271
Income from Operations (Note A)....     266,385     209,666     296,486     135,948     202,216      70,817     227,805
Income (Loss) before Extraordinary
 Item and Cumulative Effect of
 Accounting Changes................     146,440      57,029      65,416      60,772      47,465     (12,697)    110,718
Net Income (Notes B, C, D and E)...     146,440      22,322      36,996      47,782      35,949      34,700     110,718

FINANCIAL POSITION
Total Assets.......................  $4,025,160  $3,756,063  $3,799,611  $3,620,307  $3,630,363  $3,002,545  $2,795,916
Long-Term Debt, less current
 portion...........................   1,452,883   1,481,745   1,423,995   1,390,988   1,191,061     822,632     870,289
Stockholders' Equity (Note B)......   1,205,289   1,044,640   1,063,471     846,069     825,293     779,515   1,140,615

ADDITIONAL DATA
Additions to Property, Plant and
 Equipment.........................  $  199,154  $  237,459  $  323,055  $  351,494  $  411,087  $  179,407  $  344,464
Research, Development and
 Engineering (Note A)..............      29,709      29,115      39,094      36,743      33,873      35,988      40,791

PRIMARY EARNINGS (LOSS) PER COMMON
 SHARE (NOTE F)
Income (Loss) before Extraordinary
 Item and Cumulative Effect of
 Accounting Changes................  $     1.03  $      .31  $      .33  $      .31  $      .22  $     (.24) $      .79
Net Income (Notes B, C, D and E)...        1.03         .03         .10         .21         .13         .15         .79
FULLY DILUTED EARNINGS (LOSS) PER
 COMMON SHARE (NOTE F)
Income (Loss) before Extraordinary
 Item and Cumulative Effect of
 Accounting Changes................  $     1.01  $      .31  $      .33  $      .31  $      .22  $     (.24) $      .79
Net Income (Notes B, C, D and E)...        1.01         .03         .10         .21         .13         .15         .79

CASH DIVIDENDS PER COMMON SHARE....          --          --          --  $     1.04  $     1.04          --          --

------------------------------
Notes:

(A) Excludes the operating results of Celite Corporation, which was sold in 1991. Accordingly, the operating results of the discontinued operations have been excluded from the determination of income from continuing operations for all periods presented. Income (loss) from continuing operations includes interest income, interest expense, profit sharing expense and related income taxes.

(B) In September 1993, Manville purchased an additional 3,448,276 shares of Riverwood Common Stock, increasing Manville's ownership percentage to approximately 81.5 percent from 80.5 percent. On June 24, 1992, Riverwood completed an initial public offering of 12.1 million shares, or 19.5 percent of Riverwood Common Stock. As a result of these transactions, the Company's September 30, 1995 and 1994 and December 31, 1994, 1993 and 1992
    Consolidated Balance Sheets reflect the minority stockholders' interest in Riverwood's net assets of $104.9 million, $96.3 million, $95.6 million, $92.4 million and

    $93.1 million, respectively. The Company's September 30, 1995 and 1994 and December 31, 1994, 1993 and 1992 Consolidated Statements of Income reflect the minority stockholders' interest in Riverwood's net earnings of $8.3 million, $2.6 million, $0.4 million, $0.3 million and $3.1 million, respectively.

(C) In the third and fourth quarters of 1994, the Company completed two debt refinancings that resulted in an aggregate extraordinary loss on early extinguishments of debt of $28.4 million, net of related income taxes of $13 million. During the third quarter of 1993, the Company made a prepayment on its outstanding bond obligations to the PI Trust. An extraordinary gain of $0.9 million, net of related income taxes of $0.5 million, was recorded in August 1993 to adjust the estimated extraordinary loss recorded in 1992. In 1992, the Company recorded an estimated extraordinary loss of $11.5 million, net of related income taxes of $5.9 million, in anticipation of this prepayment.

(D) Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits." As a result, the Company recorded a charge in 1993 of $13.9 million, net of taxes of $8.6 million, or $0.11 per common share, against net income to reflect the accumulated postemployment benefit obligation.

(E) Effective January 1, 1991, the Company changed its method of accounting for employee postretirement benefits other than pensions to comply with the provisions of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." As a result, the Company recorded a charge against net income in 1991 of $173.4 million, net of tax of $91.4 million, or $1.44 per common share, to reflect the cumulative effect on prior years of the accounting change. In accordance with the provisions of that statement, postretirement benefit information for prior periods has not been restated. Previously, retiree medical and life insurance benefits were expensed as incurred. Also effective January 1, 1991, the Company changed its method of accounting for income taxes to comply with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." As a result, the Company recorded a credit in 1991 of $220.8 million, or $1.83 per common share, to net income to reflect the cumulative effect on prior years of the accounting change. Financial statements presented for 1990 reflect income taxes using the method required at that time by Statement of Financial Accounting Standards No. 96, "Accounting for Income Taxes."

(F) Primary and fully diluted earnings (loss) per common share amounts are based on the weighted average number of common and common equivalent shares outstanding during each year assuming the conversion of the Series A
    Convertible Preferred  Stock,  which was  converted  in 1992.  All  earnings
    (loss) per share amounts presented in the above table were calculated after the deduction for preference stock dividends/accretion.

     RIVERWOOD SELECTED CONSOLIDATED FINANCIAL DATA. The following table sets forth selected consolidated financial data of Riverwood and its subsidiaries for each of the five fiscal years ended December 31, 1991 through 1995. The year-end data have been derived from, should be read in conjunction with, and are qualified in their entirety by, the audited consolidated financial statements of Riverwood, including the notes thereto, incorporated herein by reference. See "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "SELECTED CONSOLIDATED FINANCIAL INFORMATION."

                                                                                YEAR ENDED DECEMBER 31
                                                        ----------------------------------------------------------------------
                                                           1995        1994        1993        1992        1991        1990
                                                        ----------  ----------  ----------  ----------  ----------  ----------
                                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INCOME
Net Sales.............................................  $1,342,304  $1,282,788  $1,120,366  $1,118,227  $  993,210  $  887,029
Income from Operations (Note A).......................     133,137     154,187      83,497     146,092     127,630     145,962
Income before Extraordinary Item and Cumulative Effect
 of Accounting Changes................................      45,538      10,249       3,234      43,787      46,787      61,817
Net Income (Notes B, C, D and E)......................      45,538       2,377       1,071      43,787      89,334      61,817
FINANCIAL POSITION
Total Assets..........................................  $2,201,328  $2,102,292  $2,070,306  $1,904,039  $1,406,129  $1,328,933
Long-Term Debt........................................   1,053,794     994,770   1,049,425     905,941     294,025     298,426
Stockholders' Equity..................................     562,310     516,251     500,139     477,208     657,063     566,283
Book Value Per Common Share (Note F)..................  $     8.56  $     7.88  $     7.64  $     7.69
ADDITIONAL DATA
Additions to Property, Plant and Equipment (Note G)...  $  170,085  $  240,222  $  288,851  $  378,592  $  123,624  $  219,847
Research, Development and Engineering Expense.........       9,909       9,356       8,771       5,773       4,761       3,529
PRIMARY EARNINGS PER COMMON SHARE (NOTES H AND I)
Income before Extraordinary Item and Cumulative Effect
 of Accounting Changes................................  $     0.69  $     0.16  $     0.05  $     0.78
Net Income (Notes B, C, D and E)......................        0.69        0.04        0.02        0.78
Weighted Average Common Equivalent Shares
 Outstanding..........................................      65,788      65,607      63,036      56,266
FULLY DILUTED EARNINGS PER COMMON SHARE (NOTES H AND
 I)
Income before Extraordinary Item and Cumulative Effect
 of Accounting Changes................................  $     0.69  $     0.16  $     0.05  $     0.78
Net Income (Notes B, C, D and E)......................        0.69        0.04        0.02        0.78
Weighted Average Common Equivalent Shares
 Outstanding..........................................      72,915      72,734      63,036      56,266
CASH DIVIDENDS PER COMMON SHARE.......................  $     0.16  $     0.16  $     0.16  $     0.04
RATIO OF EARNINGS TO FIXED CHARGES (NOTE J)...........        1.37        1.35          --        1.85        3.92        4.99

----------------------------------

Notes:

(A) On December 29, 1994, Riverwood sold just under 50 percent of its investment in its Brazilian operations (Igaras) after first spinning off a wholly owned subsidiary to operate Riverwood's packaging machinery operations in Brazil. Prior to that date, Riverwood included the results of operations of Igaras in the Consolidated Financial Statements through the date of the sale. Subsequent to December 29, 1994, Riverwood no longer consolidates Igaras, but instead reports its investment in Igaras using the equity method of accounting.
(B) Net Income for the year ended December 31, 1994, included the Extraordinary Loss on Early Extinguishment of Debt described in Note 23 of the Notes to Consolidated Financial Statements in the Riverwood Proxy Statement incorporated herein by reference.
(C) Net Income for the year ended December 31, 1993, included the Cumulative Effect of a Change in Accounting for Postemployment Benefits described in
    Note 24 of the Notes to Consolidated Financial Statements in the Riverwood Proxy Statement incorporated herein by reference.
(D) Net Income for the year ended December 31, 1992, included the effects of the recapitalization and the acquisition of the Macon mill, each since its respective date of incurrence.
(E) Net Income for the year ended December 31, 1991, included the Cumulative Effect of Changes in Accounting for Income Taxes and Postretirement Benefits Other Than Pensions.
(F) Book value per common share is based upon the number of common shares outstanding at the relevant balance sheet dates. The number of shares of Riverwood Common Stock outstanding at December 31, 1995, 1994, 1993 and 1992 was 65,698,021, 65,535,969, 65,499,558 and 62,051,282, respectively.
(G) Includes amounts invested in packaging machinery and capitalized interest. Additions in 1995, 1994, 1992 and 1991 included $13,210,000, $7,750,000,
    $201,455,000 and $21,705,000, respectively, related to the acquisition of businesses.
(H) Primary earnings per common share are based on the weighted average number of common equivalent shares outstanding during the period. Fully diluted earnings per common share are computed as if the 6 3/4% Convertible Subordinated Notes were converted as described in Note 10 of the Notes to
    Consolidated Financial Statements in the Riverwood Proxy Statement. The computation of fully diluted earnings per share was antidilutive for all years presented.
(I) Earnings per common share computations for 1991 have not been presented since the amount is not comparable as a result of the recapitalization of Riverwood in 1992.
(J) Calculated by dividing (i) income before income taxes, equity in net earnings of affiliate, extraordinary items and cumulative effect of accounting changes (net of capitalized interest plus dividends from the non-controlled affiliate) before fixed charges by (ii) fixed charges, which consist of interest expense (including capitalized interest) and one-third of rent expense, which is deemed to be equivalent to the interest expense component. In 1993, earnings (as defined above) were insufficient to cover fixed charges (as defined above) by $16.8 million.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE

    The Special Meeting will be held on March 27, 1996 at 10:00 a.m., local time, at the Rihga Royal Hotel, 151 West 54th Street, New York, New York. Manville was incorporated in the State of Delaware in 1981 and has its principal executive offices at 717 17th Street, Denver, Colorado 80217-5108. Manville's telephone number at its principal executive offices is (303) 978-2000.

PURPOSES OF THE SPECIAL MEETING

    THE EXCHANGE. At the Special Meeting, holders of Common Stock will be asked to consider and vote upon approval of the Profit Sharing Exchange Agreement between Manville and the PI Trust and the transactions contemplated thereby, including the issuance by Manville to the PI Trust of the Conversion Shares, representing 20% of the outstanding Common Stock on a fully diluted basis as of the date of issuance (assuming exercise of all then outstanding options, warrants and other rights to acquire Common Stock and after giving effect to such issuance) in exchange for the elimination of the PI Trust's right to receive annually 20% of Manville's adjusted net earnings and the elimination of the PI Trust's right to receive, under certain circumstances, a portion of the proceeds from certain asset sales by Manville. See "THE EXCHANGE." A copy of the Profit Sharing Exchange Agreement (including exhibits thereto) is attached as Annex A hereto and is incorporated herein by reference.

    Pursuant  to  the  terms  of  the  Profit  Sharing  Exchange  Agreement,   a
Disposition is a condition to consummation of the Exchange. The Riverwood Disposition will constitute a Disposition. In addition, the Profit Sharing Exchange Agreement contemplates that Manville will declare and pay, and the Exchange will occur only following the declaration of, a dividend of the net proceeds to Manville from a Disposition (after permitted discretionary redemptions by Manville of certain debt and preferred stock of Manville), on a PRO RATA basis to all holders of Common Stock of Manville, subject to certain conditions. See "THE EXCHANGE -- Profit Sharing Exchange Agreement." THERE CAN BE NO ASSURANCE, HOWEVER, THAT ANY DISPOSITION WILL OCCUR, THAT MANVILLE WILL PAY ANY DIVIDEND PURSUANT TO THE PROFIT SHARING EXCHANGE AGREEMENT OR OTHERWISE, OR THAT THE EXCHANGE WILL BE CONSUMMATED.

    THE RIVERWOOD DISPOSITION. At the Special Meeting, holders of Common Stock also will be asked to consider and vote upon the Riverwood Disposition as a result of the Merger of the Purchaser, a wholly owned subsidiary of Parent, with and into Riverwood, pursuant to the terms of the Merger Agreement. As a result of the Merger, among other things, each share of Riverwood Common Stock would be converted into the right to receive the Merger Consideration, or approximately $1.08 billion in the aggregate for the approximately 81.3% of the outstanding Riverwood Common Stock held by Manville as of February 1, 1996, the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger. See "THE RIVERWOOD DISPOSITION -- The Merger Agreement." Manville has agreed to vote its shares of Riverwood Common Stock in favor of the Merger, subject to certain conditions (including, among other things, approval of the Riverwood Disposition by Manville stockholders), and has agreed to provide certain indemnities to Parent and the Purchaser, pursuant to the Voting and Indemnification Agreement. See "THE RIVERWOOD DISPOSITION -- Voting and Indemnification Agreement." Manville has also agreed to make certain tax payments, and to provide certain tax indemnities to Parent and the Purchaser, pursuant to the Tax Matters Agreement. See "THE RIVERWOOD DISPOSITION -- Tax Matters Agreement." A copy of the Merger Agreement is attached as Annex B hereto and is incorporated herein by reference, a copy of the Voting and Indemnification Agreement is attached as Annex C hereto and is incorporated herein by reference, and a copy of the Tax Matters Agreement is attached as Annex D hereto and is incorporated herein by reference.

    The Merger Agreement may be amended from time to time, although Manville's obligation to vote its shares of Riverwood Common Stock in favor of such amended Merger Agreement is subject to Manville's consent to such amendment. Approval of the Riverwood Disposition will provide the Board with the authority to vote for effectuation of the Riverwood Disposition pursuant to an amended

Merger Agreement; PROVIDED that following approval of the Riverwood Disposition by the stockholders of Manville, Manville will not consent, without obtaining approval from Manville's stockholders, to any such amendment if such amendment changes the Merger Consideration or alters or changes any of the other terms or conditions of the Merger Agreement if such alteration or change would materially adversely affect the rights of Manville's stockholders.

    AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION. At the Special Meeting, holders of Common Stock will also be asked to consider and vote upon the Proposed Amendment, which the Company intends to file with the Secretary of State of the State of Delaware, and to become effective, following the Merger, PROVIDED that the Board may abandon the Proposed Amendment at any time prior to filing, whether or not the Proposed Amendment is approved at the Special Meeting. See "AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION." A copy of the proposed Certificate of Amendment (the "Certificate of Amendment") reflecting the Proposed Amendment is attached as Annex E hereto and is incorporated herein by reference.

    OTHER MATTERS. The Company's stockholders also will consider and vote upon such other matters as may properly come before the Special Meeting.

RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

    The Board has fixed the close of business on February 1, 1996 as the Record Date for determining the holders of Common Stock entitled to notice of, and to vote at, the Special Meeting. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 122,809,383 shares of Common Stock were outstanding and were held by approximately 14,408 holders of record. THE PI TRUST (WHICH, AS OF THE RECORD DATE, OWNED 96,000,000 SHARES OF COMMON STOCK, OR APPROXIMATELY 78% OF THE OUTSTANDING SHARES OF COMMON STOCK), HAS AGREED, PURSUANT TO THE PROFIT SHARING EXCHANGE AGREEMENT, TO VOTE FOR THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE. THEREFORE, SUFFICIENT VOTES WILL BE CAST FOR APPROVAL OF THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE, TO ENSURE THAT THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE, WILL BE APPROVED AT THE SPECIAL MEETING WITHOUT THE VOTE OF ANY OTHER STOCKHOLDER. THE PI TRUST HAS NOT ADVISED MANVILLE AS TO HOW IT INTENDS TO VOTE ITS SHARES OF COMMON STOCK ON THE RIVERWOOD DISPOSITION OR THE PROPOSED AMENDMENT. HOWEVER, THE VOTE OF THE PI TRUST FOR OR AGAINST THE RIVERWOOD DISPOSITION OR THE PROPOSED AMENDMENT WILL, WITHOUT THE VOTE OF ANY OTHER STOCKHOLDER, DETERMINE WHETHER THE RIVERWOOD DISPOSITION OR THE PROPOSED AMENDMENT RECEIVE THE REQUIRED VOTE OF STOCKHOLDERS. The Common Stock is the only outstanding class of voting securities of Manville, and each share of Common Stock is entitled to one vote on each matter to be acted upon or which may come before the Special Meeting. Votes may be cast at the Special Meeting in person or by properly executed proxy. See "-- Proxies."

    The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote is necessary to constitute a quorum to transact business at the Special Meeting. Abstentions of shares that are present at the Special Meeting and broker non-votes (I.E., shares held by brokers in street name that are not entitled to vote at the Special Meeting due to the absence of specific instructions from the beneficial owners of such shares) are counted for the purpose of determining the presence of a quorum for the transaction of business. If a quorum is not present at the Special Meeting, the stockholders who are present and entitled to vote at the Special Meeting may, by majority vote, adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present.

    Approval of the the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting and entitled to vote thereon. Approval by Manville's stockholders of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, will constitute stockholder approval of the issuance of the Conversion Shares to the PI Trust pursuant to the terms of the Profit Sharing Exchange Agreement, which approval is required to be obtained under the rules of the NYSE. Because consummation of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special
Meeting and entitled to vote thereon, under applicable Delaware law, in determining whether the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, have received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

    The Board has determined that it will proceed with the Riverwood Disposition only upon, and Manville's obligation to vote its shares of Riverwood Common Stock in favor of the Merger pursuant to the Voting and Indemnification Agreement is subject to, among other things, approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Because consummation of the Riverwood Disposition requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, under applicable Delaware law, in determining whether the Riverwood Disposition has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the Riverwood Disposition.

    Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon. Because approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, under applicable Delaware law, in determining whether the Proposed Amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the Proposed Amendment.

    As of the Record Date, Manville's directors and executive officers and their affiliates (excluding the PI Trust and the directors who are trustees of the PI Trust) owned 0.9% of the issued and outstanding Common Stock. All of the directors and executive officers and their affiliates (other than the directors who are trustees of the PI Trust and the PI Trust) have advised the Company that they intend to vote all of such shares in favor of approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, the Riverwood Disposition and the Proposed Amendment.

PROXIES

    This Proxy Statement is being furnished to holders of Common Stock at the close of business on the Record Date in connection with the solicitation of proxies by the Board for use at the Special Meeting. If a stockholder does not return a properly executed proxy and does not attend the Special Meeting, such stockholder's shares will not be voted, which will have the same effect as a vote against the approval of the Riverwood Disposition and the Proposed Amendment. If signed and returned, the proxy will authorize the persons named as proxy to vote on the matters referred to therein. Shares of Common Stock represented by properly executed proxies received prior to or at the Special
Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. It is not expected that any matter other than those referred to herein will be brought before the Special Meeting; however, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters. EXECUTED PROXIES THAT CONTAIN NO INSTRUCTIONS TO THE CONTRARY WILL BE VOTED FOR APPROVAL OF THE PROFIT SHARING EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY,
INCLUDING THE EXCHANGE, FOR APPROVAL OF THE RIVERWOOD DISPOSITION AND FOR APPROVAL OF THE PROPOSED AMENDMENT. STOCKHOLDERS ARE URGED TO MARK THE RELEVANT BOXES ON THE PROXY TO INDICATE HOW THEIR SHARES OF COMMON STOCK ARE TO BE VOTED.

    Any stockholder who executes and returns a proxy may revoke it at any time before it is voted at the Special Meeting by (i) delivering to the Secretary of the Company at the Company's principal offices before the Special Meeting an instrument of revocation bearing a later date or time than the date or time of the proxy being revoked; (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) voting in person at the Special Meeting. A stockholder's attendance at the Special Meeting will not by itself revoke a proxy given by such stockholder.

    The Special Meeting may be adjourned or postponed by the Company for any reason. If a quorum is not obtained, or if fewer shares are likely to be voted in favor of approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, the Riverwood Disposition or the Proposed Amendment than the number required for approval, the Special Meeting may be adjourned for the purpose of obtaining additional proxies or votes. The Special Meeting may also be adjourned or postponed in order to obtain necessary regulatory approvals. At any subsequent reconvening of the Special Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the meeting (except for any proxies which theretofore have been effectively revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

    The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited by the Company's directors, officers and other employees by personal interview, telephone or telegram. Such persons will receive no additional compensation for such services. In addition, the Company has retained MacKenzie Partners, Inc. to assist in soliciting proxies for a fee estimated at $10,000 plus reimbursement of reasonable out-of-pocket expenses. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded.

NO APPRAISAL RIGHTS

    Delaware law does not provide stockholders of the Company, whether or not they object to or vote against approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, the Riverwood Disposition or the Proposed Amendment, with dissenters' rights of appraisal in connection with any of the matters to be voted upon at the Special Meeting.

                                  THE EXCHANGE
                               (PROXY ITEM NO. 1)

GENERAL

    Beginning in 1992, Manville became obligated under the Amended and Restated Supplemental Agreement between the PI Trust and Manville (as amended, the "Supplemental Agreement") to make an annual profit sharing payment to the PI Trust. The PI Trust is an irrevocable trust formed under the laws of the State of New York pursuant to the Manville Personal Injury Settlement Trust Agreement, dated as of November 28, 1988 (as amended, the "PI Trust Agreement"), to implement certain portions of Manville's Second Amended and Restated Plan of Reorganization (the "Plan"), in particular, those relating to the settlement of asbestos health claims against Manville and certain of its affiliates. Under the terms of the Supplemental Agreement, Manville is obligated to pay to the PI Trust with respect to each fiscal year so long as the PI Trust exists, an amount equal to 20% of the sum of Profits (as defined in the Supplemental Agreement and described below) and the proceeds of certain claims against the United States ("Government Proceeds"). For purposes of the Supplemental Agreement, the term "Profits" means, generally, for any fiscal year, the Company's consolidated net earnings for such fiscal year but not giving effect to (a) any profit or loss on any sales or other dispositions of assets of the Company or any of its consolidated subsidiaries not in the ordinary course of business or writedowns for discontinuance of operations of any portion of the Company or any of its consolidated subsidiaries, (b) any accruals or payments required in connection with the Company's obligations to Manville Property Damage Settlement Trust (the "PD Trust," and together with the PI Trust, the "Trusts") under the Amended and Restated Property Damage Supplemental Agreement, dated as of November 15, 1990, among Manville, the PI Trust and the PD Trust (the "PD Supplemental Agreement") or the Manville Settlement Trusts Second Bond Due March 31, 2015, issued by Manville to the PI Trust and the PD Trust, as amended (the "Second Bond"), or to the PI Trust under the Supplemental Agreement, the Second Bond or certain other agreements, except to the extent that payments of principal under the Second Bond or certain other payments are treated as interest expense when determining net earnings under generally accepted accounting principles, (c) any reserves or other contingencies with respect to asbestos-related personal injury or property damage claims other than reserves or contingencies resulting from annual accruals with respect to workers' compensation performed on a basis consistent with the Company's past practice, (d) any amortization of goodwill, (e) proceeds of certain claims against the United States, and (f) any payments, accruals or accretions with respect to the Company's outstanding Class 6 Interest Debentures (the "9% Debentures"). Upon the occurrence of the Termination Date (as defined below) of the PI Trust, the PI Trust's profit sharing right will terminate, and an independent profit sharing obligation on the same terms will arise in favor of the PD Trust, if the PD Trust is then in existence.

    Based upon a review of the existing and potential claims facing the Trusts, Manville believes that the profit sharing obligations discussed above, for all practical purposes, will be payable for the foreseeable future unless Manville and the Trusts agree to a restructuring or modification of these profit sharing obligations. This conclusion is supported by decisions of the United States District Courts for the Southern and Eastern Districts of New York, which have concluded that the PI Trust's assets are "grossly inadequate" to pay existing and potential claims. During 1994, the Company recorded $18.3 million of profit sharing expense which was paid in April 1995. The corresponding liability is included in other accrued liabilities at December 31, 1994. The amount of the profit sharing payment to the PI Trust for 1995 will not be known until the Company has calculated results of operations for 1995. The Company has accrued $24.2 million in respect of its profit sharing obligation to the PI Trust for the first nine months of 1995.

    The Supplemental Agreement also provides that if, outside of the ordinary course of business, Manville or its subsidiaries sell, convey or transfer assets representing more than either 20% of the book value or 20% of the market value of the total assets of Manville and its consolidated subsidiaries, then to the extent that the proceeds thereof are not reinvested within two years in order to repay preexisting long-term debt, to acquire new businesses or to develop existing businesses through expenditures on plants, other facilities and major capital assets, then, unless waived by the PI Trust, Manville would be obligated to pay to the PI Trust 50% of such unutilized proceeds if such unutilized proceeds (excluding certain illiquid proceeds) are in excess of 10% of the original proceeds.

    Under the Supplemental Agreement, Manville is also required, at the PI Trust's request, to effect the registration under the Securities Act of 1933 of the shares of Common Stock held by the PI Trust, which would include the Conversion Shares. The registration rights conferred on the PI Trust by the Supplemental Agreement may be exercised from time to time at the discretion of the PI Trust with respect to all or any part of the shares of Common Stock held by the PI Trust, subject to certain limitations. Additional covenants in the Supplemental Agreement include (i) restrictions on the right of the Company, without the prior written consent of the PI Trust, to enter into any joint venture or similar arrangement, to sell, issue or otherwise dispose of less than all of the stock or of any other securities of any subsidiary or to amend the articles of incorporation or by-laws of any subsidiary, if any such action, arrangement or any document relating to such action contains provisions which would impair or otherwise limit the right of the PI Trust or any transferee of the PI Trust to vote its shares of Common Stock or impose any penalty on the Company or, as a stockholder of the Company, on the PI Trust or any transferee of the PI Trust, upon a change in control of the Company, (ii) the requirement that management's nominees for any election of directors of the Company will include two nominees approved by the PI Trust and that the Company use its best efforts, consistent with its efforts on behalf of its other nominees, to have such nominees elected, (iii) the requirement that the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and its subsidiaries, provided that the Company is not required to preserve any right or franchise if the Board determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries and that the loss thereof is not disadvantageous in any material respect to the PI Trust, (iv) restrictions on the right of the Company to secure or permit its subsidiaries to secure the 9% Debentures by any mortgage, pledge, charge, lien, security interest or other encumbrance upon any of the present or future revenues or assets of the Company or its subsidiaries without at the same time equally and ratably securing the Second Bond so as to rank PARI PASSU with the 9% Debentures, (v) restrictions on the right of the Company to enter into any amendment or supplemental indenture to the indenture governing the 9% Debentures if such amendment or supplemental indenture would impair any of the rights of the PI Trust under the Supplemental Agreement, the Second Bond or other agreements, and (vi) the requirement that the Company maintain a tangible net worth of not less than $150,000,000 at the end of each quarterly fiscal period of each fiscal year.

    Under the Supplemental Agreement, Manville is also required to indemnify the PI Trust in respect of all costs, expenses, losses and damages (including, subject to certain limitations, fees and expenses of counsel and other litigation and settlement costs) when and as incurred by the PI Trust in connection with any obligations or liabilities of Manville, and certain of its subsidiaries and affiliates, not assumed by the PI Trust pursuant to the PI Trust Agreement, any obligations or liabilities imposed upon the Company by the terms of the Plan, any income taxes imposed upon the PI Trust at any time, or any challenge to the Plan.

    THE DESCRIPTION OF THE SUPPLEMENTAL AGREEMENT SET FORTH ABOVE IS NOT INTENDED TO BE COMPLETE, BUT RATHER IS INTENDED ONLY TO PROVIDE A BRIEF SUMMARY OF CERTAIN SIGNIFICANT PROVISIONS OF THE SUPPLEMENTAL AGREEMENT, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TERMS OF THE SUPPLEMENTAL AGREEMENT AND THE FIRST AND SECOND AMENDMENTS THERETO, WHICH ARE INCORPORATED HEREIN BY REFERENCE.

    As of October 25, 1995, Manville and the PI Trust entered into the Profit Sharing Exchange Agreement pursuant to which, among other things, Manville agreed to issue the Conversion Shares in exchange for the elimination of the PI Trust's right to profit sharing and the elimination of the PI Trust's right, under certain circumstances, to receive a portion of the proceeds from certain asset sales by Manville. In addition, the Profit Sharing Exchange Agreement contemplates that at the time of the Exchange there will be amendments to certain of the affirmative and negative covenants contained in the Supplemental Agreement. The Profit Sharing Exchange Agreement also contemplates that Manville will declare and pay the Dividend (as defined below) if the conditions thereto are satisfied or waived, and that the Exchange will occur only following the declaration of the Dividend. See "-- Profit Sharing Exchange Agreement."

RECOMMENDATION OF THE BOARD; REASONS FOR THE EXCHANGE

    At a meeting on October 25, 1995, the Board by unanimous vote of all directors present (other than the three directors who are trustees of the PI Trust, who did not vote) approved the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, and determined that the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, are fair to and for the best interests of Manville and its stockholders other than the PI Trust. The three directors who are trustees of the PI Trust did not participate at the October 25th meeting in the Board's deliberations with respect to the Profit Sharing Exchange Agreement and the transactions contemplated thereby. The Board recommends that stockholders vote FOR approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange. Approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, constitutes approval of the issuance of the Conversion Shares to the PI Trust pursuant to the terms of the Profit Sharing Exchange Agreement.

    In reaching its determination that the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, are fair to and for the best interests of the Company and its stockholders other than the PI Trust and its determination to recommend approval of the

Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, by stockholders, the Board consulted with the Company's management, financial advisors and legal advisors. Set forth below are the material factors that the Board considered in reaching this determination:

        (i) the terms of the Profit Sharing Exchange Agreement, the Second Supplemental Agreement (as defined below) and the Trust Agreement Amendment (as defined below);

        (ii) the elimination, pursuant to the Second Supplemental Agreement, of the annual profit sharing right of the PI Trust currently set forth in the Supplemental Agreement, which will reduce the Company's non-operating expense and increase net income and will eliminate the requirement to make a variable preferential payment to the PI Trust, which Manville believes will provide it with increased financial strength and flexibility;

       (iii) that the PI Trust's right to receive, under certain circumstances, 50% of the proceeds of certain asset sales, currently set forth in the Supplemental Agreement will be eliminated, which, among other things, will permit a Disposition to occur and the Dividend to be paid without incurring an obligation to pay to the PI Trust 50% of the unutilized proceeds (as described under "-- General") of such Disposition in addition to the PI Trust's PRO RATA portion of such Dividend;

       (iv) that the Company's financial statements will appear more consistent with those of other public companies as a result of the elimination of the PI Trust's right to receive annually 20% of Manville's adjusted net earnings;

        (v) the nature of the PI Trust's profit sharing right, which, as a contractual right to a portion of the Company's net earnings, represents a direct claim for cash against the Company (regardless of the Company's cash position) which cannot be deferred or eliminated without the consent of the PI Trust, and the nature of the rights represented by the Conversion Shares, which, with respect to cash payments from earnings, represent only the right to dividends, when, as and if declared by the Board;

       (vi) that the Dividend contemplated by the Profit Sharing Exchange Agreement, if paid, would confer a PRO RATA benefit to all holders of outstanding Common Stock;

       (vii) the estimated extraordinary pre-tax loss of approximately $417.3 million resulting from the Exchange, and the tax effect of the Dividend on the Company described under "THE RIVERWOOD DISPOSITION -- Certain Federal Income Tax Consequences to Manville of the Riverwood Disposition," including the tax benefit to the Company of deductions for certain amounts paid to the PI Trust as described in Note 3 to the Unaudited Pro Forma Condensed Consolidated Financial Information set forth in "MANVILLE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION;"

      (viii) that, although the equity ownership interest and net book value per share of the Company's existing stockholders will be diluted as a result of the issuance of the Conversion Shares, the Company believes that the value of the Common Stock should be positively impacted by the elimination of the PI Trust's profit sharing right, although the Company is unable to quantify the extent to which the value of the Common Stock would reflect such matters, if at all;

       (ix) the confirmation, pursuant to the Trust Agreement Amendment, of the elimination of any reversion to Manville of any remaining PI Trust asbestos liabilities upon the termination of the PI Trust consistent with the prior settlement of certain class action claims against the PI Trust, which Manville believes will eliminate the risk that such liabilities could in the future become liabilities of Manville; and

        (x) the financial presentation of J.P. Morgan Securities Inc. ("J.P. Morgan"), the Company's financial advisor, and the opinion of J.P. Morgan as to the fairness of the Exchange, as discussed below.

    The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive. The Board viewed its position and recommendation as being based on the totality of the information presented and considered by it.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

    J.P. Morgan delivered to the Board on October 25, 1995 its oral opinion, which was subsequently confirmed in writing in an opinion dated that same date. The opinion is to the effect that, as of such date and based upon and subject to certain matters as stated in the written opinion, the Exchange is fair, from a financial point of view, to holders of Common Stock of the Company, exclusive of the PI Trust. J.P. Morgan noted that the opinion does not address the Riverwood Disposition or the use of the proceeds thereof. No limitations were placed on J.P. Morgan by the Board with respect to the investigations made or the procedures followed in preparing and rendering its opinion. The full text of the written opinion of J.P. Morgan, which is dated October 25, 1995 and which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex F hereto and is incorporated herein by reference. Holders of Common Stock are urged to, and should, read such opinion in its entirety and consider it carefully. The opinion of J.P. Morgan is directed to the Board and does not constitute a recommendation to any holders of Common Stock as to how such stockholders should vote at the Special Meeting. The summary of the opinion of J.P. Morgan set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

    In  connection with its  opinion, J.P. Morgan  reviewed, among other things,
(i) the Profit Sharing Exchange Agreement; (ii) the Supplemental Agreement and the form of Second Supplemental Agreement; (iii) the PI Trust Agreement and the form of Trust Agreement Amendment thereto; (iv) certain publicly available information concerning the business of the Company and of certain other companies engaged in businesses comparable to the Company and the reported market prices for certain other companies' securities deemed comparable; (v) current and historical market prices of the Common Stock of the Company; (vi) the audited financial statements of the Company for the five years ended December 31, 1994, the unaudited financial statements of the Company for the period ended June 30, 1995, and certain financial projections prepared by the Company for the periods ended December 31, 1995 to December 31, 2000; and (vii) certain other internal financial analyses and forecasts prepared by the Company and its management.

    In providing its opinion, J.P. Morgan assumed that the Exchange will permanently terminate any profit sharing obligation to the PI Trust and that the profit sharing obligation to the PD Trust will not arise. J.P. Morgan also assumed that the Trust Claims (as defined below) will not be assumed by the Company and that any obligations of the PI Trust that may be assumed by the Company in the future pursuant to the PI Trust Agreement are not material. J.P. Morgan further assumed that any obligations of the PD Trust which are assumed by the Company will be limited to the assets of the PD Trust which revert back to the Company.

    J.P. Morgan relied, without independent verification, upon the accuracy and completeness of all the financial information and other information reviewed by it for the purposes of its opinion. In addition, J.P. Morgan did not make any independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and J.P. Morgan was not furnished with any such evaluation or appraisal.

    The following is a summary of certain financial analyses which were reviewed by J.P. Morgan with the Board in connection with providing its opinion and does not purport to be a complete description of the analyses conducted by J.P. Morgan in arriving at its opinion. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.

    EVALUATION OF THE EXCHANGE RATIO. The Exchange is based on a value for value exchange and provides for the PI Trust to receive 20% of the Common Stock of the Company (assuming exercise of all then outstanding options, warrants and other rights to acquire Common Stock and after giving effect to the Exchange) in exchange for the elimination of the right to receive 20% of Manville's adjusted net earnings and the elimination of the right to receive under certain circumstances a portion of the proceeds from certain asset sales. Since the Common Stock value is primarily a function of earnings and the PI Trust is entitled to 20% of earnings, the profit sharing should represent 20% of the value attributable to the Common Stock of the Company. To provide the PI Trust with shares of Common Stock equivalent to 20% of Fully Diluted Shares (as defined below), the Company grossed-up the 130.6 million Fully Diluted Shares outstanding prior to the Exchange (123.6 million shares plus 7.0 million shares from the exercise of the Company warrants) by 0.8 and multiplied the resulting total number of shares (162.3 million) by 0.2. J.P. Morgan calculated the implied value of the shares to be issued pursuant to the Exchange (32.6 million) at prices ranging from $10.00-$16.00 per share resulting in implied values of approximately $326-$522 million. J.P. Morgan also noted that as a result of the Exchange, holders of Common Stock will benefit from a more simplified capital structure and improved financial flexibility while eliminating a potential impediment to realizing a control premium.

    While the profit sharing obligation prior to the Exchange is senior to the Series B Preference Stock and the 9% Debentures, the Common Stock to be issued in the Exchange is subordinate to the Series B Preference Stock and the 9% Debentures. This subordination resulting from the Exchange yields incremental value to the holders of Common Stock other than the PI Trust of approximately $65 million and implies an effective Exchange ratio of 17.1%-17.7% at prices ranging from $10.00 to $16.00 per share.

    DISCOUNTED CASH FLOW ANALYSIS. J.P. Morgan conducted discounted cash flow analyses in order to determine whether the resulting range of values for the profit sharing payments was comparable to the range of values implied by the Exchange ratio. These analyses involved discounting to present value (i) the profit sharing payments and (ii) 20% of the present value of the cash flows to the common equity of the Company. J.P. Morgan evaluated the results of the two analyses in relation to the implied value of the Exchange discussed herein. In evaluating the present value of the profit sharing payments, J.P. Morgan aggregated (i) the present value of the profit sharing payments from 1995-1999 with (ii) the present value of a range of terminal values based on terminal value growth rates ranging from 1.0% to 3.5%. The terminal values as well as the projected cash flows were then discounted to present value using a cost of equity ranging from 12.0% to 13.0%. This analysis yielded a value for the profit sharing payments of approximately $420-$505 million. In evaluating 20% of the present value of the cash flow to common equity, J.P. Morgan estimated the equity values of the Company's assets implied by discounted cash flow including its interest in Riverwood and Schuller International Group, Inc., a wholly owned subsidiary of the Company, plus the cash on hand less a reduction for the Company's liabilities. In evaluating the present value of the cash flows, J.P. Morgan aggregated (i) the present value of projected free cash flow (defined as earnings before interest, depreciation, amortization and other non-cash expenses, less capital expenditures plus or minus decreases or increases, respectively, in net working capital) with (ii) the present value of a range of terminal values based on terminal value free cash flow growth rates of 1.0%-3.5%. The terminal values as well as the projected cash flows were then discounted to present value using a weighted average cost of capital ranging from 10.0% to 11.0%. Twenty percent of the present value of the cash flow to common equity yielded a value of approximately $370-$480 million. The discounted cash flow analyses described herein were based on detailed financial projections provided by the management of the Company.

    DILUTION ANALYSIS. J.P. Morgan calculated the dilutive impact on reported book earnings per share for 1995, 1996 and 1997. It is estimated that the Exchange will be dilutive in these years by approximately 5.3%, 5.9% and 5.8%, respectively. Although the increase in Fully Diluted Shares outstanding resulting from the Exchange is mostly offset by an increase in earnings resulting from the elimination of the profit sharing payments, the increase in shares is not completely offset since the Company's consolidated net earnings would benefit from the tax deduction of the profit sharing for financial reporting purposes. J.P. Morgan estimated that the Exchange would not be dilutive on a cash flow basis since profit sharing payments would not be expected to have a tax benefit for the foreseeable future.

    The foregoing summary does not purport to be a complete description of the analyses performed by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not susceptible to partial analysis or summary description. Selecting portions of the J.P. Morgan analyses or any of the factors considered by it, without considering the analyses as a whole, could create an incomplete or incorrect view of the processes underlying its opinion. In arriving at its opinion, J.P. Morgan considered the results of all such analyses.

    The analyses were prepared solely for the purposes of J.P. Morgan providing its opinion as to the fairness of the Exchange and do not purport to be appraisals or reflect the prices at which businesses or securities may actually be sold. Analyses based on forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or J.P. Morgan, none of the Company, J.P. Morgan, or any other person assumes responsibility if future results are materially different from those forecast.

    J.P. Morgan is an internationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. J.P. Morgan is familiar with the Company, it and its affiliates having provided certain investment banking, commercial banking and financial advisory services to the Company from time to time. The Company selected J.P. Morgan as its financial advisor based on its familiarity with the Company and J.P. Morgan's substantial experience in the valuation of securities and the firm's expertise and reputation.

    Pursuant to a letter agreement dated April 24, 1995 (the "Engagement Letter"), the Company engaged J.P. Morgan to act as its financial advisor in connection with the Exchange. Pursuant to the Engagement Letter, the Company has agreed to pay J.P. Morgan for its services aggregate fees of 0.30% times the fair market value of the consideration to be provided to the PI Trust in exchange for the profit sharing payments, if the Exchange is consummated, plus a fee of $1 million upon delivery of the opinion described herein. Whether or not the Exchange is consummated, the Company has agreed to reimburse J.P. Morgan for its out-of-pocket expenses including fees and disbursements of its attorneys, and to indemnify J.P. Morgan and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws. J.P. Morgan has been engaged by the Company and Riverwood to provide a separate opinion with respect to the fairness of the Riverwood Disposition.

    J.P. Morgan has acted as the Company's financial advisor since 1989. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the securities of the Company for their own accounts or for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

    J.P. Morgan did not recommend the Exchange ratio, which was determined through arm's length negotiation.

PROFIT SHARING EXCHANGE AGREEMENT

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL PROVISIONS OF THE PROFIT SHARING EXCHANGE AGREEMENT, THE SECOND SUPPLEMENTAL AGREEMENT AND THE TRUST AGREEMENT AMENDMENT. THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE COMPLETE, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXTS OF SUCH AGREEMENTS, WHICH ARE ATTACHED TO THIS PROXY STATEMENT AS ANNEX A (INCLUDING THE EXHIBITS THERETO) AND ARE INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS ARE URGED TO READ THE PROFIT SHARING EXCHANGE AGREEMENT, THE SECOND SUPPLEMENTAL AGREEMENT AND THE TRUST AGREEMENT AMENDMENT IN THEIR ENTIRETY AND TO CONSIDER THEM CAREFULLY.

    SECOND SUPPLEMENTAL  AGREEMENT.   Under  the  terms of  the  Profit  Sharing
Exchange Agreement, Manville and the PI Trust have agreed to enter into a Second Amended and Restated Supplemental

Agreement (the "Second Supplemental Agreement") as of the Exchange Closing Date (as defined below, which will occur only following the satisfaction or waiver, if permissible, of certain conditions, including, among others, the occurrence of a Disposition and the declaration of the Dividend). The Second Supplemental Agreement would, among other things, eliminate the PI Trust's right to receive annually 20% of Manville's adjusted net earnings and the PI Trust's right, under the conditions and circumstances discussed above, to receive 50% of any unutilized proceeds from certain asset sales, in each case, pursuant to the Supplemental Agreement. In addition, the Second Supplemental Agreement would eliminate or amend certain affirmative and negative covenants binding upon the Company and contained in the Supplemental Agreement. See "-- General." In the event that any Disposition occurs, the Exchange Closing Date will be a date selected by mutual agreement of the parties to the Profit Sharing Exchange Agreement following the Declaration Date (as defined below), which date shall be at least one business day before the Dividend Record Date (as defined below) and no earlier than the third business day following receipt by the PI Trust of written notice of the Declaration Date.

    ISSUANCE OF CONVERSION SHARES. The Profit Sharing Exchange Agreement provides for the issuance by Manville to the PI Trust of the Conversion Shares on the Exchange Closing Date in an amount representing 20% of the Fully Diluted Shares of Common Stock after giving effect to such issuance, determined as the number of shares of Common Stock equal to the product of (A) the quotient of (i) the Fully Diluted Shares as of the Exchange Closing Date divided by (ii) 0.8, multiplied by (B) 0.2. "Fully Diluted Shares," as of a given date, means the number of issued and outstanding shares of Common Stock as of such date together with all shares of Common Stock issuable by the Company upon the exercise of all options, warrants, calls, rights, agreements, convertible or exchangeable securities or other commitments outstanding or in effect as of such date pursuant to which the Company is obligated, or may, upon the satisfaction of certain conditions, become obligated, to issue or sell shares of Common Stock or securities or rights entitling the holder thereof to acquire Common Stock. As of February 6, 1996, the number of shares of Common Stock issued as Conversion Shares would have been approximately 32.6 million shares. Based on the February 6, 1996 trading price of $12.75 per share of the Common Stock, the issuance of the Conversion Shares would have resulted in a pre-tax extraordinary loss of approximately $417.3 million (including expenses) because the profit sharing obligation, in accordance with generally accepted accounting principles, is not reflected as a liability on the Company's financial statements.

    PARTIAL-YEAR PROFIT SHARING. The Profit Sharing Exchange Agreement provides for the payment by Manville to the PI Trust, within 30 days following the last day of the month during which the Exchange Closing Date occurs, in an amount equal to 20% of the sum of Profits (or zero if Profits is a negative number) and Government Proceeds for the period beginning on the first day of the fiscal year in which the Exchange Closing Date occurs and ending on the day prior to the Exchange Closing Date, subject to certain adjustments to reflect the partial-year nature of the calculation. The Company will remain obligated to make the profit sharing payment required by the Supplemental Agreement with respect to any fiscal year of the Company that ends prior to the fiscal year in which the Exchange Closing Date occurs and for which such payment has not been made as of the date of the Profit Sharing Exchange Agreement. For purposes of determining the above described partial-year profit sharing payment, Profits are determined by not giving effect to any Disposition or the transactions contemplated by the Profit Sharing Exchange Agreement.

    USE OF PROCEEDS OF DISPOSITION; DIVIDEND. The Profit Sharing Exchange Agreement provides that if Manville sells or otherwise disposes of all or a substantial portion of its investment in Riverwood, regardless of the form of such disposition, then within 60 days following receipt by Manville of the proceeds of such disposition (the "Proceeds") the Company shall apply the net Proceeds after payment of, or reasonable provision for, all out-of-pocket fees, expenses, taxes and other costs paid or incurred (including reasonable reserves for out-of-pocket fees, expenses, taxes and costs accrued but not paid at such time)  reasonably related to  the effectuation of  such disposition, as follows:
(i) FIRST, to repayment, prepayment or redemption of the 9% Debentures ($26,000,000 principal amount), plus unpaid interest accrued thereon, to the extent that the Board, by vote of a majority of the directors who are not trustees of the PI Trust or whose nomination for election as members of the Board has not been approved by the PI Trust pursuant to the Supplemental Agreement ("Non-Trust Directors"), determines that such repayment, prepayment or redemption would be in the best interests of Manville and authorizes and directs that such repayment, prepayment or redemption be made, (ii) SECOND, to the repurchase or redemption of Series B Preference Stock ($231,000,000 liquidation preference plus accrued but unpaid dividends) to the extent that the Board, by vote of a majority of the Non-Trust Directors, determines that such repurchase or redemption would be in the best interests of Manville and authorizes and directs that such repurchase or redemption be made, and (iii) THIRD, to the extent of any remaining proceeds, subject to the satisfaction of certain conditions, to the payment of the Dividend in the full amount of such remaining balance. The term "Dividend" means the dividend on, or other payment with respect to, the outstanding shares of Common Stock of the Company on a PRO RATA basis in the full amount of the remaining balance of the Proceeds after deduction of the amounts applied (or held for later application) in accordance with clauses (i) and (ii) above; it being understood that, for all purposes of the Profit Sharing Exchange Agreement (including, without limitation, for purposes of determining whether or not the Company is obligated to declare or pay any dividend or other payment pursuant to the the Profit Sharing Exchange Agreement or whether the PI Trust's condition to consummation of the Exchange that the Dividend shall have been declared has been met), the term "Dividend" does not mean a dividend or other payment of less than the full amount of such remaining balance.

    Subject to the satisfaction or waiver of certain conditions, described below, to the obligation to declare or pay the Dividend, Manville is required to declare the Dividend within 46 days following Manville's receipt of the Proceeds (the date of such declaration being referred to in the Profit Sharing Exchange Agreement as the "Declaration Date"), with the record date for determining stockholders entitled to receive the Dividend (the "Dividend Record Date") to be not less than five nor more than 10 days following the Declaration Date (or such greater minimum number of days following the Declaration Date as may then be required pursuant to applicable laws and regulations and the rules of any stock exchange on which the Common Stock is listed or traded).

    Manville's obligation to declare the Dividend is subject to the satisfaction, or, with respect to the conditions described in clauses (i) -
(vii) below, the waiver by Manville, of the following conditions: (i) the receipt of all necessary governmental consents; (ii) the receipt of an opinion of counsel substantially to the effect that the declaration and payment of the Dividend are lawful under the Delaware General Corporation Law (the "DGCL"), which opinion shall be in form and substance reasonably satisfactory to the Board; (iii) the solvency and adequate capitalization of Manville, and if requested by the Board, receipt of an opinion from American Appraisal Associates, Inc. ("AAA") (which has been engaged by Manville), reasonably satisfactory to the Board; (iv) the absence of litigation brought by a Governmental Entity (as defined below) challenging the Dividend that is determined to have a reasonable likelihood of success (as determined by independent counsel selected by Manville and the PI Trust); (v) the absence of an effective injunction or other court order prohibiting the payment of the Dividend; (vi) the issuance and continued effectiveness of the Order (as defined below) of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") approving the Profit Sharing Exchange Agreement and the transactions contemplated thereby; (vii) the execution and delivery of the Ninth Amendment to the PI Trust Agreement (the "Trust Agreement Amendment"), described below; and (viii) the satisfaction or waiver by the appropriate party of all conditions to the closing of the Exchange other than the requirement that Manville declare the Dividend, which condition may not be waived by Manville without the express prior written consent of the PI Trust. See "-- CONDITIONS TO THE CLOSING OF THE EXCHANGE." The Bankruptcy Court issued the Order on November 28, 1995, and an appeal with respect thereto has been filed. See "-- Certain Approvals."

    Subject to the condition described in the following sentence, Manville is required to pay the Dividend within four business days after the Dividend Record Date and no later than sixty days following the receipt by the Company of the Proceeds. Payment of the Dividend is subject to the condition that no injunction or other court order prohibiting payment, the violation of which would subject Manville to substantial cost, exists.

    AMENDMENT TO THE PI TRUST AGREEMENT. Under the PI Trust Agreement, as currently in effect, on the Termination Date (as described below) of the PI Trust, all of the PI Trust's liabilities will be assumed by Manville, certain of the PI Trust's assets, if any, will be transferred and assigned to the PD Trust, if then still in existence, and, if not, to Manville, and the injunction prohibiting asbestos-related personal injury claims from being brought against Manville will terminate. The Termination Date of the PI Trust will occur and the PI Trust will automatically terminate, as more fully described in the PI Trust Agreement, 90 days after the first to occur of the following events: (i) all asbestos-related personal injury claims and contribution and indemnity claims by asbestos manufacturer co-defendants and distributors ("Trust Claims," as defined in the PI Trust Agreement) have been liquidated and paid in full, and twelve consecutive months have elapsed during which no additional such claims have been filed with the PI Trust; (ii) in the judgment of 80% of the trustees of the PI Trust, after consultation with Selected Counsel for the Beneficiaries (as defined in the PI Trust Agreement) and receipt of the consent of the court-appointed representative of the future beneficiaries of the PI Trust, a DE MINIMIS number of Trust Claims are then pending and new Trust Claims are being filed at a DE MINIMIS rate and Manville shall have consented in writing to such dissolution; (iii) Manville procures from one or more insurance companies acceptable to the PI Trust trustees one or more irrevocable liability insurance policies covering all Trust Claims; (iv) 21 years less 91 days pass after the death of the last survivor of all the descendants of Joseph P. Kennedy living on the date of the PI Trust Agreement; or (v) Manville and the PI Trust trustees, after consultation with Selected Counsel for the Beneficiaries and receipt of the consent of the court-appointed representative of the future beneficiaries of the PI Trust, agree in writing to the termination of the PI Trust.

    Under the terms of the Profit Sharing Exchange Agreement, immediately prior to the declaration of the Dividend, and subject to the declaration of the Dividend, Manville and the PI Trust shall enter into the Trust Agreement Amendment. The Trust Agreement Amendment provides that on the Termination Date, among other things: (i) all Trust Claims shall be extinguished, (ii) the PI Trust shall be dissolved, (iii) Manville shall assume all of the PI Trust's liabilities other than the Trust Claims, and (iv) subject to certain exceptions, all of the PI Trust's assets shall be transferred and assigned to the PD Trust, if the PD Trust is then still in existence, and if not, to Manville. The remaining liabilities of the PI Trust that are not Trust Claims that will be assumed by Manville on the Termination Date are not expected to be material in amount.

    On the Termination Date, the PI Trust will automatically terminate pursuant to the terms of the PI Trust Agreement. Under the Trust Distribution Process, which is part of a Stipulation of Settlement of a class action brought on behalf of the beneficiaries of the PI Trust in the United States District Courts for the Southern and Eastern Districts of New York and the Bankruptcy Court (collectively, the "Courts") to restructure the manner in which the PI Trust settles and pays Trust Claims, all Trust Claims shall be extinguished upon the termination of the PI Trust in accordance with the provisions of the PI Trust Agreement (and/or upon the distribution of all assets of the PI Trust). The Courts approved the settlement on January 19, 1995; the order approving the settlement was affirmed in all respects (except with respect to one issue among certain beneficiaries, the resolution of which does not affect the obligations of the PI Trust) by the United States Court of Appeals for the Second Circuit by an opinion and orders issued on February 21, 1996. The Trust Agreement Amendment is in conformity with the terms of the Trust Distribution Process with respect to the extinguishment of Trust Claims.

    PD SUPPLEMENTAL AGREEMENT. Under the terms of the Profit Sharing Exchange Agreement, upon Manville's request, the PI Trust shall consent to the termination or amendment of the PD Supplemental Agreement in such manner as requested by the Company; PROVIDED, that in the good faith judgment of the PI Trust, the terms and conditions of any such amendment or termination, or the consideration related thereto, would not adversely affect the PI Trust. The amendment or termination of the PD Supplemental Agreement is not a condition to the Exchange.

    The PD Supplemental Agreement provides for an independent PD Trust profit sharing right to arise following the termination of the PI Trust if the PD Trust is then still in existence. Based on the determination of the United States District Courts for the Southern and Eastern Districts of New York as to the gross inadequacy of the PI Trust's assets to pay existing and potential claims, the Company currently does not believe that an independent profit sharing right of the PD Trust will arise in the foreseeable future. The Company, the PI Trust and the PD Trust (which is presently in existence), are currently in discussions with respect to an amendment and restatement of the PD Supplemental Agreement, which, among other things, would eliminate the PD Trust's independent contingent profit sharing right.

    CONDITIONS TO THE CLOSING OF THE EXCHANGE. The consummation of the Exchange is contingent upon the satisfaction or waiver, if permissible, of certain conditions, including (i) the truth and correctness in all material respects of representations and warranties of each of the PI Trust and Manville contained in the Profit Sharing Exchange Agreement as of the date when made and as of the Exchange Closing Date and the performance of all agreements contained in the Profit Sharing Exchange Agreement in all material respects by both parties prior to or on the Exchange Closing Date; (ii) concurrence by the Selected Counsel for the Beneficiaries; (iii) receipt of an order of the Bankruptcy Court granting the application of the trustees of the PI Trust to approve the execution and performance of the Profit Sharing Exchange Agreement, the Second Supplemental Agreement and the Trust Agreement Amendment and the transactions contemplated therein (the "Order"), which Order need not be final; PROVIDED, HOWEVER, that if upon its review of objections raised to the issuance of the Order, either party believes in good faith, after consultation with the other party, that a final Order should be obtained, then such party may require a final Order; (iv) Manville stockholder approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby; (v) receipt of necessary governmental consents and the absence of any effective injunction, writ, preliminary restraining order or any order of competent jurisdiction prohibiting the consummation of the transactions contemplated by the Profit Sharing Exchange Agreement unless the consequences to either party of failing to comply with such injunction, writ, preliminary restraining order or other order or for being subject to such conditions would not subject either party to substantial cost or liability and would not subject any employee, officer, director or agent of the Company or any employee, trustee or agent of the PI Trust to any civil or criminal liability; (vi) as a condition to the PI Trust's obligations, the receipt by Manville of the Proceeds of a Disposition and the declaration of the Dividend; (vii) the approval (to the extent required) of the listing of the Conversion Shares on any stock exchange on which the Common Stock is listed or traded; and (viii) receipt by each party of a certificate signed as of the Exchange Closing Date by an authorized representative of the other party certifying as to the satisfaction of subsection (i) above and, in the case of the PI Trust, a certificate signed by an authorized executive officer of the Company certifying the number of Fully Diluted Shares on the Exchange Closing Date together with a schedule detailing such computation. The Bankruptcy Court issued the Order on November 28, 1995, and an appeal with respect thereto has been filed. See "-- Certain Approvals."

    CERTAIN ADDITIONAL COVENANTS. Under the terms of the Profit Sharing Exchange Agreement, the PI Trust has agreed to use its reasonable best efforts to obtain as soon as reasonably possible after October 25, 1995, (i) all consents necessary for it to perform the terms of the Profit Sharing Exchange Agreement, the Second Supplemental Agreement and the Trust Agreement Amendment, and to consummate the transactions contemplated thereby, including without limitation, the concurrence of the Selected Counsel for the Beneficiaries and
(ii) the Order. The consent of the Selected Counsel for the Beneficiaries has been obtained and the Bankruptcy Court has issued the Order. See "-- Certain Approvals." In addition, at any meeting of stockholders called to consider approval of the Profit Sharing Exchange Agreement, and the transactions contemplated thereby, the PI Trust has agreed to vote all of its shares of Common Stock in favor of such approval; it being understood that nothing contained in the Profit Sharing Exchange Agreement constitutes a consent, approval or waiver by the PI Trust, or an agreement by the PI Trust to consent, approve or grant any waiver, with respect to any Disposition or other transaction relating to Riverwood or the Company's investment in Riverwood. The PI Trust has also agreed in the Profit Sharing Exchange Agreement not to take any action voluntarily that would reasonably be expected to cause a termination of the PI Trust other than pursuant to the PI Trust Agreement. The PI Trust has further agreed in the Profit Sharing Exchange Agreement to cooperate in all reasonable respects with the Company to obtain as soon as reasonably possible the termination or amendment of the PD Supplemental Agreement on such terms and conditions, and for such consideration, as to which the PI Trust has consented pursuant to the Profit Sharing Exchange Agreement.

    In addition, the Company has agreed to use its reasonable best efforts to obtain all consents necessary for it to perform the terms of the Profit Sharing Exchange Agreement, the Second Supplemental Agreement and the Trust Agreement Amendment, and to consummate the transactions contemplated thereby, including, without limitation, to obtain requisite stockholder approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby.

    TERMINATION; AMENDMENT; WAIVER. The Profit Sharing Exchange Agreement may be terminated by either Manville or the PI Trust, upon written notice of termination given to the other party, if the Exchange Closing Date has not occurred on or prior to the later of (i) January 31, 1997 or (ii) the first anniversary of the date on which the Company receives the Proceeds of a Disposition if such Disposition shall have been consummated on or prior to January 31, 1997, or if, on or prior to the Exchange Closing Date, the Order is denied by the Bankruptcy Court upon the PI Trust's application therefor, or vacated, reversed, modified or amended, in whole or in part, so as to eliminate or materially limit the Bankruptcy Court's approval of the PI Trust's execution and performance of the Profit Sharing Exchange Agreement, the Second Supplemental Agreement, the Trust Agreement Amendment or the transactions contemplated thereby.

    The Profit Sharing Exchange Agreement may be modified, supplemented or amended at any time and from time to time only by a writing signed by each party thereto. Any waiver or consent granted in respect of any term or condition of the Profit Sharing Exchange Agreement will be effective only if given in a writing signed by the party giving same and expressly stating that it is a waiver or consent, and any such waiver or consent will constitute a waiver or consent only of the specific provision(s) and for the specific purpose(s) set forth therein.

ACCOUNTING TREATMENT OF THE EXCHANGE

    The Exchange will be accounted for in accordance with Accounting Principles Board Opinion No. 9, "Reporting the Results of Operations," as amended by Accounting Principles Board Opinion No. 30, "Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently
Occurring Events and Transactions." Because of the unusual nature of the Exchange and the infrequency of occurrence, the accounting effects of the Exchange will be recorded as an extraordinary item, net of taxes, based on the fair value of the Conversion Shares issued in connection with the Exchange.

    Based on the February 6, 1996 trading price of $12.75 per share of common stock, the issuance of Conversion Shares in the Exchange would result in an extraordinary loss of approximately $271.3 million, net of taxes, as more fully described in Note 2 to the Unaudited Pro Forma Condensed Consolidated Financial Information set forth in "MANVILLE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DIVIDEND

    The following is a summary of the principal United States federal income tax consequences to Manville stockholders of the Dividend contemplated by the Profit Sharing Exchange Agreement. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury regulations, and judicial decisions and administrative pronouncements now in effect, changes to which could materially affect the tax consequences described herein and could be made on a retroactive basis.

    This discussion does not address all the aspects of federal income taxation that may be relevant to investors in light of their particular circumstances or to certain types of investors subject to special treatment under the federal income tax laws (including, but not limited to, dealers in securities or currencies, tax-exempt organizations, life insurance companies, other financial institutions, pass-through entities, regulated investment companies and stockholders holding Common Stock as part of a conversion transaction or as a position in a straddle for federal income tax purposes). No ruling as to any of the matters discussed in this summary has been requested or received from the Internal Revenue Service (the "IRS"). No information is provided herein with respect to foreign, state or local tax laws or estate and gift tax considerations.

    For purposes of this summary, a "U.S. Holder" is any beneficial owner of Common Stock ("Holder") that is (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized in the United States or under the laws of the United States or any state thereof, (iii) an estate or trust whose income is includible in gross income for United States federal income tax purposes regardless of source, or (iv) a person or entity that is otherwise subject to United States federal income taxation on a net income basis in respect of income derived from the Common Stock. A "Non-U.S. Holder" is any Holder other than a U.S. Holder.

U.S. HOLDERS

    GENERAL CONSEQUENCES OF RECEIPT OF THE DIVIDEND

    The Dividend will be a taxable transaction for United States federal income tax purposes (and may also be taxable under applicable state, local and foreign tax laws). As described more fully below, Holders that are not Subchapter C corporations (for this purpose any stock held by a partnership, estate or a trust will be treated as if it were actually held proportionately by its partners or beneficiaries) ("Noncorporate Stockholders") may be entitled to treat some or all of the amount of the Dividend paid to them as an amount received in exchange for a portion of their Common Stock, resulting in capital gain or loss (rather than ordinary income) treatment. See "-- NONCORPORATE STOCKHOLDERS," below. Corporate stockholders generally will be required to take the Dividend into account for federal income tax purposes as a dividend to the extent of Manville's earnings and profits, and such dividend generally will be eligible for a dividends-received deduction and will be subject in whole or in part to the "extraordinary dividend" provisions of the Code. See "-- CORPORATE STOCKHOLDERS," below.

        NONCORPORATE STOCKHOLDERS. The amount of the Dividend that does not exceed Manville's share of the Proceeds of a Disposition, less all liabilities attributable thereto (including taxes and expenses incurred in connection with a Disposition and with the Dividend) (the "Partial Liquidation Amount") should be treated for United States federal income tax purposes as a distribution in "partial liquidation" of Manville under Section 302(b)(4) of the Code, and Manville intends to report the transaction accordingly. If the total amount of the Dividend exceeds the Partial Liquidation Amount, Manville will report such excess as an ordinary dividend.

    Under the Code, the distribution of the Partial Liquidation Amount will be treated for United States federal income tax purposes as a distribution in partial liquidation of Manville if such distribution is "not essentially equivalent to a dividend," determined at the corporate level, and if the distribution is pursuant to a plan and occurs within the taxable year in which the plan is adopted or the succeeding taxable year. There is little authority regarding the application of the partial liquidation rules and the "not essentially equivalent to a dividend" standard to circumstances that are closely analogous to those surrounding a Disposition and the Dividend. Accordingly, there can be no assurance that the IRS would not assert that no amount of the Dividend should be treated as a distribution in partial liquidation of Manville. If the IRS were to prevail in such an assertion, the entire amount of the Dividend would be treated for United States federal income tax purposes as a

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
dividend, to the extent of Manville's earnings and profits, and would be includible in a U.S. Holder's gross income as ordinary income. Noncorporate Stockholders are urged to consult with their own tax advisors in this regard.

    Assuming that the distribution of the Partial Liquidation Amount will constitute a distribution in partial liquidation for United States federal income tax purposes, each Noncorporate Stockholder will recognize gain or loss equal to the difference between the portion of the Partial Liquidation Amount distributed to such Holder and such Holder's adjusted tax basis in the Common Stock deemed to be exchanged therefor. For this purpose, a Noncorporate
Stockholder will be deemed to have surrendered a number of shares of Common Stock equal in value to the portion of the Partial Liquidation Amount distributed to such Holder. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such Holder's holding period for the Common Stock exceeds one year as of the date of the Dividend. Such Holder will be required to reduce its adjusted basis in the Common Stock it holds by the amount of the adjusted basis used in determining gain or loss on the distribution in partial liquidation. A Noncorporate Stockholder will generally be treated as having received ordinary dividend income to the extent of any distribution to such Holder in excess of the portion of the Partial Liquidation Amount distributed to such Holder.

        CORPORATE STOCKHOLDERS. Corporate U.S. Holders generally will be required to treat the Dividend as a dividend for United States federal income tax purposes to the extent of Manville's earnings and profits. Such dividend generally will be eligible for a dividends-received deduction (subject to applicable limitations) and will be subject to the "extraordinary dividend"
provisions of the Code to the extent that the Dividend constitutes a distribution in partial liquidation for United States federal income tax purposes, as described above under "NONCORPORATE STOCKHOLDERS." If the Dividend does not constitute a distribution in partial liquidation for United States federal income tax purposes, it will generally be subject to the extraordinary dividend rules if the corporate U.S. Holder has not held the Common Stock for more than two years before the Dividend announcement date. If the Dividend is treated as an extraordinary dividend in whole or in part with respect to a corporate U.S. Holder, such Holder will be required to reduce its basis in its Common Stock (but not below zero) by the amount of the untaxed portion of the extraordinary dividend. Any of the untaxed portion of such extraordinary dividend that is not applied to reduce such Holder's basis in its Common Stock will be recognized as capital gain upon the sale or other disposition of such Holder's Common Stock.

    Under proposed legislation, corporate U.S. Holders receiving an extraordinary dividend would be required to recognize capital gain currently in the amount of the untaxed portion of any such extraordinary dividend which is not used to reduce such Holder's basis in its Common Stock. It cannot be predicted with any degree of certainty whether or when any such legislation will be adopted or what form such legislation will take if so adopted.

BACKUP WITHHOLDING

    Certain noncorporate U.S. Holders may be subject to backup withholding at a rate of 31% on cash received pursuant to the Dividend. Generally, backup withholding applies only when the taxpayer fails to furnish or certify a proper taxpayer identification number or when the taxpayer is notified by the IRS that the taxpayer has failed to report payments of interest and dividends properly. Each noncorporate U.S. Holder should consult its own tax advisor regarding its qualification for exemption from backup withholding and the procedure for obtaining any applicable exemption.

NON-U.S. HOLDERS

    The Company will withhold United States federal income tax at the rate of 30% from cash distributed to Non-U.S. Holders pursuant to the Dividend, unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because such cash is effectively connected with the conduct of a trade or business in the United States. A noncorporate Non-U.S. Holder may be able to obtain a refund of some or all of such tax from the IRS on the grounds that the Dividend should be treated as a distribution in partial liquidation (see "-- NONCORPORATE STOCKHOLDERS," above) or if certain other conditions obtain. Non-U.S. Holders are urged to consult their United States tax advisors concerning the United States federal income tax consequences, as well as other tax consequences, of the Dividend.

    THE UNITED STATES FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. MANVILLE STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE DIVIDEND.

DILUTION

    The Exchange will result in immediate and substantial dilution to stockholders other than the PI Trust. As of the Record Date, the PI Trust held approximately 78% of the outstanding shares of Common Stock or approximately 74% of the outstanding shares of Common Stock on a fully diluted basis (assuming exercise of all then outstanding options and warrants). Consummation of the Exchange will result in a substantial increase in the percentage of the outstanding Common Stock held by the PI Trust and a corresponding decrease in the percentage of outstanding Common Stock held by other stockholders. Giving effect to the Exchange, as of the Record Date, the PI Trust would have held approximately 83% of the outstanding shares of Common Stock, assuming no exercise of then outstanding options and warrants (or approximately 79% of the fully diluted outstanding shares, assuming exercise of all then outstanding options and warrants).

    The net tangible book value of Manville at September 30, 1995 was $839.6 million, or $6.84 per share of Common Stock. After giving effect to the issuance of the Conversion Shares in the Exchange, the pro forma net tangible book value at September 30, 1995 would have been $983.9 million, or $6.33 per share. This represents an immediate dilution of $0.51 per share to the holders of Common Stock. Net tangible book value per share is equal to Manville's total tangible assets less its total liabilities and preferred stock liquidation preference, divided by the total number of outstanding shares of Common Stock. The above calculation excludes 7,631,172 shares of Common Stock issuable upon exercise of options and warrants outstanding as of September 30, 1995.

CERTAIN APPROVALS

    The Company does not believe that the consummation of the Exchange requires the consent of any governmental authority, other than the receipt of the Order from the Bankruptcy Court, which the parties have agreed will be a condition to the consummation of the transactions contemplated by the Profit Sharing Exchange Agreement. On October 25, 1995, the PI Trust made application for the Order to the Bankruptcy Court. On November 28, 1995, the Bankruptcy Court issued the Order approving the PI Trust's application. On December 27, 1995, the PD Trust filed an appeal to the Order.

    On October 25, 1995, the Selected Counsel for the Beneficiaries executed a written consent to the Exchange.

CERTAIN FINANCIAL CONSIDERATIONS

    If a court in a suit by an unpaid creditor or representative of creditors of Manville, such as a trustee in bankruptcy or Manville as debtor-in-possession in a reorganization case under the bankruptcy laws, were to find that the payment of the Dividend to Manville's stockholders was made with actual intent to hinder, delay or defraud the creditors of Manville or that Manville received less than fair consideration or reasonably equivalent value for the Dividend and either (i) was insolvent at the time of the Dividend or rendered insolvent by reason of the Dividend, (ii) was engaged in a business or transaction for which its remaining assets constituted unreasonably small capital, or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay as such debts matured, the court could find that the Dividend constituted a fraudulent transfer or conveyance under applicable federal or state law.

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
    If the Dividend were determined to be a fraudulent transfer or conveyance, or if payment of the Dividend were determined under applicable law to be an impermissible dividend or redemption, there is a risk that the stockholders of Manville, as recipients of the Dividend, could be ordered by a court to turn over to Manville, its creditors or its trustee in bankruptcy all or a portion of the Dividend that they received. Furthermore, under certain circumstances, Manville or stockholders of Manville, as recipients of the Dividend, could be ordered to turn over to Riverwood, its creditors or a trustee in bankruptcy all or a portion of the proceeds of the Riverwood Disposition received by Manville or such stockholders of Manville. See "THE RIVERWOOD DISPOSITION -- Certain Financial Considerations."

    The measure of insolvency for purposes of the foregoing will vary depending upon the law of the applicable jurisdiction. Generally, however, Manville would be considered insolvent if the present fair saleable value of Manville's assets is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured, or if the sum of Manville's debts (including any contingent liabilities) is greater than all of Manville's property at a fair valuation. There can be no assurances as to what standards a court would use to determine whether Manville was solvent at the relevant time or whether, whatever standard was used, the Dividend would not be avoided on another of the grounds set forth above. In addition, under Section 170 of the DGCL, which is applicable to the Company in connection with the Dividend, a corporation generally may make distributions to its stockholders only out of its surplus (net assets minus capital) and not out of capital, all as defined under the DGCL, or in the case there is no surplus, out of net profits for the fiscal year in which the distribution is declared and/or the preceding fiscal year, subject to certain limitations.

    The Company has engaged AAA to review, and render an opinion with respect to, the solvency and adequate capitalization of Manville. The Company believes that (a) the Company will be solvent at the time of the Dividend (in accordance with the foregoing definitions), will be able to repay its debts as they mature following the Dividend and will have sufficient capital to carry on its businesses, and (b) the Dividend will be made entirely out of surplus, as provided under Section 170 of the DGCL. In addition, the Company is not making the payment of the Dividend to hinder, delay or defraud the creditors of the Company.

                           THE RIVERWOOD DISPOSITION
                               (PROXY ITEM NO. 2)

GENERAL

    Manville believes that approval of the Riverwood Disposition by the Company's stockholders is not required by applicable law or the Company's Restated Certificate of Incorporation or By-laws. However, given the significance of the Riverwood Disposition to the Company and its stockholders, the Company has determined to solicit stockholder approval thereof at the Special Meeting. If the Riverwood Disposition is not approved by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, the Company will not vote in favor of the Merger, and the Merger would therefore not be effected because the affirmative vote by Manville of its shares of Riverwood Common Stock (representing approximately 81.3% of the shares of Riverwood Common Stock outstanding on the record date for the special meeting of Riverwood stockholders called to consider and vote upon the Merger) is necessary to approve and adopt the Merger Agreement under applicable Delaware law. The Company currently intends, and the Voting and Indemnification Agreement requires, that if the Riverwood Disposition is approved by the Company's stockholders, and if the required consents of the PI Trust are obtained, the Company would vote in favor of the Merger, and the Merger would therefore receive the approval of the stockholders of Riverwood required as a condition to the Merger. The PI Trust has not advised Manville as to how it intends to vote its shares of Common Stock on the Riverwood Disposition or as to whether it intends to grant the necessary consents or waivers. Furthermore, certain existing agreements between Manville and the PI Trust prohibit Manville from effecting the Riverwood Disposition without the prior consent or waiver of the PI Trust, and the obligation of Manville to vote its shares of Riverwood Common Stock in favor of the Merger pursuant to the Voting and Indemnification Agreement is subject to, among other things, the receipt of such consents or waivers. Such agreement by the PI Trust to vote its shares of Common Stock in favor of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, does not constitute an agreement by the PI Trust to vote in favor of, or otherwise consent to, the Riverwood Disposition or any other Disposition. Whether or not the Riverwood Disposition is approved at the Special Meeting, there can be no assurance that the Merger will be consummated.

    The Merger Agreement may be amended from time to time, although Manville's obligation to vote its shares of Riverwood Common Stock in favor of such amended Merger Agreement is subject to Manville's consent to such amendment. Approval of the Riverwood Disposition will provide the Board with the authority to vote for effectuation of the Riverwood Disposition pursuant to an amended Merger Agreement; PROVIDED that following approval of the Riverwood Disposition by the stockholders of Manville, Manville will not consent, without obtaining approval from Manville's stockholders, to any such amendment if such amendment changes the Merger Consideration or alters or changes any of the other terms or conditions of the Merger Agreement if such alteration or change would materially adversely affect the rights of Manville's stockholders.

BACKGROUND OF THE RIVERWOOD DISPOSITION

    The Board of Directors of Riverwood (the "Riverwood Board") and the Board, as part of their ongoing oversight and planning, have from time to time considered various financial and other alternatives that might be available to increase the value of the Company and Riverwood to the stockholders of each of the Company and Riverwood. In late 1994, J.P. Morgan in connection with its periodic review of Manville's strategic plans and presentations to the Board, preliminarily reviewed strategic options that might be available with respect to Riverwood, including the sale or merger of Riverwood. Also, in late 1994, Goldman, Sachs & Co. ("Goldman Sachs," and together with J.P. Morgan, the "Financial Advisors"), was asked to perform its own analysis of options. Goldman Sachs has served in recent years (and continues to serve) as financial advisor to the PI Trust.

    At a joint meeting of the Riverwood Board and the Board held on March 2, 1995, the Riverwood Board and the Board considered various alternatives that might be available with respect to

Riverwood in order to enhance value to stockholders. The alternatives considered included continuing the existing corporate and capital structure of Riverwood, either with or without additional financing by Riverwood and selling the entire company pursuant to a merger or acquisition transaction. In addition, it was discussed that Manville could choose to sell some or all of its Riverwood Common Stock to a third party or in the public market. The Riverwood Board and the Board determined to further review available alternatives and asked management of Riverwood and the Company, together with the Financial Advisors, to prepare a more developed presentation for the Riverwood Board and the Board.

    At meetings of the Riverwood Board and the Board held on April 6 and 7, 1995, each of J.P. Morgan and Goldman Sachs provided an update with respect to its review and analysis of strategic alternatives available to Riverwood and Manville. In particular, the Financial Advisors discussed (i) the trading value of the Riverwood Common Stock as then implied by (A) the current price/earnings multiples of certain companies within the paperboard peer group and the packaging peer group (as those terms are defined in "-- Financial Advisors; Fairness Opinions") and (B) the range of current price/earnings multiples of all of the companies in the paperboard peer group and (ii) certain financial characteristics of potential acquirors of Riverwood, should the Riverwood Board determine to pursue the alternative of selling the entire company. In addition, the Board reviewed alternatives in addition to a sale of Riverwood that might be available to the Company, and thereafter, from time to time, reviewed various alternatives available to the Company. The Riverwood Board and the Board discussed the appropriateness of establishing a joint special committee to provide oversight and guidance in connection with strategic alternatives relating to Riverwood. The following directors of Riverwood or the Company were named to the joint special committee (the "Special Committee"): Leo Benatar, Robert A. Falise, Louis Klein, Jr., Stanley J. Levy, William E. Mayer, W. Thomas Stephens and Raymond S. Troubh. Messrs. Mayer and Stephens were appointed co-chairmen of the Special Committee. Following this meeting, the Riverwood Board and the Board continued to meet regularly and to receive updates from the Special Committee.

    On April 10, 1995, the Riverwood Board and the Board jointly retained J.P. Morgan and Goldman Sachs in connection with the review of strategic alternatives with respect to Riverwood. This engagement was later confirmed in writing and was ratified by the Riverwood Board and the Board on June 1, 1995. See "-- Financial Advisors; Fairness Opinions." On April 13, 1995, the Riverwood Board met to update itself on the review of the Company's strategic alternatives.

    On April 17, 1995, the Company issued a press release stating the following:

    "Manville Corporation today announced that it is exploring strategic alternatives which may be available to Manville in respect of its investment in Riverwood International Corporation. These alternatives may include the possible sale or other disposition of its investment. Manville is being assisted in its review by Manville's and Riverwood's longstanding financial advisor, J.P. Morgan & Co. Incorporated, and by Goldman, Sachs & Co., which has served in recent years as financial advisor to Manville Personal Injury Settlement Trust. No decision has been made to enter into any transaction, or as to what form any such transaction might take. Moreover, any sale by Manville of its investment in Riverwood or any other transaction involving the sale or merger of Riverwood would require, among other things, resolution of a number of issues relating to contractual relationships between Manville and Manville Personal Injury Settlement Trust, which holds approximately 78% of the outstanding common stock of Manville."

Riverwood issued a press release, to similar effect, on the same date.

    During late April and May 1995, the Special Committee met to review potential strategic alternatives as discussed above. The Board advised the Special Committee that Manville did not have a present intention to pursue a transaction unless all of Riverwood's stockholders would be entitled to receive the same consideration as Manville. Because one of the likely alternatives under review was the possible sale or other disposition of Riverwood, Riverwood management and the Financial Advisors were requested to prepare materials to be provided to persons that might be interested in making a proposal for an acquisition of Riverwood. While no decision had been made by either the Riverwood Board or the Board as to whether to pursue a sale or merger of Riverwood or to pursue another strategic alternative with respect to Riverwood, the Special Committee determined that because a sale or other disposition was a likely alternative, the interest of potential bidders should be explored.

    In late May and early June 1995, the Financial Advisors were instructed to contact a number of forest products companies in order to determine whether any of those entities would be interested in considering an acquisition of Riverwood. The Financial Advisors initially contacted twenty-six United States and foreign companies. The companies selected to be contacted were chosen by the Special Committee, with the advice of the Financial Advisors, based on factors including perceived interest in the businesses in which Riverwood operates, familiarity with the paper products field, financial position and ability to consummate an acquisition of Riverwood. Of the entities contacted, sixteen expressed interest in receiving, and were provided with, publicly available information concerning Riverwood. Those entities expressing an interest in further pursuing review of a possible transaction were asked to sign confidentiality agreements. Confidentiality agreements were signed by ten parties. Of these ten parties, four were United States forest products companies, one was a United States industrial conglomerate with significant packaging operations, four were foreign forest products companies and one was a foreign industrial conglomerate with significant forest products operations.

    At a joint meeting of the Riverwood Board and the Board held on June 2, 1995, the two Boards of Directors, with the Financial Advisors, reviewed the information being prepared by Riverwood for distribution to interested parties. In early June, parties that signed confidentiality agreements were provided with a confidential memorandum prepared by Riverwood with the assistance of the Financial Advisors, which included further information about Riverwood, including certain historical financial data and the June Projections discussed below. See "-- Certain Projections." Shortly thereafter, a series of oral management presentations was held for the six parties continuing to express an interest in a potential transaction, and written presentations were prepared for such parties by Riverwood, with the assistance of the Financial Advisors.

    On June 12, 1995, representatives of the Financial Advisors met with the Special Committee and reviewed the parties that had expressed an interest in pursuing an acquisition of Riverwood, the degree of interest expressed by such parties, such parties' financial capacity and the timing of presentations by Riverwood's management to such parties. Additional updates were provided to the Special Committee throughout June 1995.

    On June 19, 1995, the Financial Advisors sent a letter to the parties who had received confidential information requesting that such parties provide to the Financial Advisors written, non-binding preliminary indications of interest, specifying the prices at which such parties believed they might pursue a transaction and certain steps required to be taken by such persons in order to consummate a transaction.

    On June 28, 1995, the Financial Advisors received three non-binding preliminary indications of interest with respect to the possible acquisition of Riverwood; two of which were from forest products companies (together, the "Strategic Bidders") and one of which was from a consortium led by a non-U.S. forest products company, Companhia Suzano de Papel e Celulose, which consortium later included Clayton, Dubilier & Rice, Inc. ("CDR") and Brown Brothers Harriman & Co. (the "Consortium"). See "-- Certain Information Concerning CDR Fund V and CDR." The Consortium's non-binding preliminary indication of interest contemplated that, in a potential merger, Riverwood stockholders would receive consideration with a stated value of between $24 and $25.50 per share consisting of: (i) equity securities of the surviving corporation in the merger representing ownership of between 27% and 30% of the surviving corporation and
(ii) cash of not less than $21 per share. The indication of interest contemplated that Riverwood's existing indebtedness would be repaid, and that new indebtedness of between $1.7 and $1.8 billion would be incurred to finance the transaction. The remainder of the financing for the transaction would be provided by new equity and through the issuance of equity securities to existing stockholders of Riverwood. The Consortium's indication of interest was subject to, among other things, a financing condition. The non-binding preliminary indications of interest from both of the Strategic Bidders reflected all-cash transactions, neither of which was subject to a financing condition. One Strategic Bidder, Georgia-Pacific Corporation (the "First Strategic Bidder"), submitted a non-binding preliminary indication of interest that contemplated a potential transaction within a range of values from $21 to $26 per share, in connection with which Riverwood would make an election under Section 338(h)(10) of the Code to treat the transaction, for income tax purposes, as a sale of assets of Riverwood and those of its subsidiaries to which such election applied. The other Strategic Bidder, International Paper Company (the "Second Strategic Bidder"), submitted a non-binding preliminary indication of interest that contemplated a potential transaction within a range of values from $20 to $25 per share.

    At a Special Committee meeting held on June 30, 1995, representatives of the Financial Advisors presented a status report with respect to the three non-binding preliminary indications of interest received from the Strategic Bidders and the Consortium. In particular, the Financial Advisors discussed the terms of the non-binding preliminary indications of interest, including price, form of consideration, conditions, tax issues and other factors. The Financial Advisors also discussed the status of discussions with other persons who had not yet submitted a preliminary indication of interest. The Special Committee reviewed the terms of such indications of interest, including price, form of consideration, conditions, tax issues and other factors. The Special Committee instructed the Financial Advisors to communicate with the three parties to clarify certain aspects of their respective indications of interest.

    On July 6, 1995, the Financial Advisors invited the Strategic Bidders and the Consortium to commence a second phase of due diligence with respect to Riverwood. In this second phase, these parties were provided with additional access to confidential information, management and facilities of Riverwood. Such parties were also provided with a draft merger agreement and draft tax indemnification agreement reflecting the terms on which Riverwood and Manville intended to pursue a transaction. The Special Committee and the Riverwood Board held additional meetings in July and August 1995 at which updates were provided with respect to the sale process.

    An additional non-binding preliminary expression of interest was received from a fourth forest products company on July 19, 1995, which contemplated consideration in a potential transaction within a range of values from $18 to $22 per share and subject to, among other things, a financing condition. This party was invited to join in a second round of due diligence, but it ultimately did not submit a proposal.

    On August 17, 1995, the Financial Advisors distributed a letter to the four parties participating in the second phase of due diligence requesting final bids with respect to an acquisition of Riverwood by August 30, 1995. On the same date, Thomas H. Johnson, President and Chief Executive Officer of Riverwood, advised the Special Committee that the Consortium had agreed on equity participation levels, for members of the Consortium, with CDR having the largest expected equity position, and that CDR wanted to explore possible senior management equity participation in a transaction. See "-- Certain Information Concerning Holding, Parent and the Purchaser." The Special Committee determined not to grant CDR additional access to Riverwood's management at that time.

    On August 30, 1995, the Consortium submitted a proposal, subject to a number of conditions, to pursue potential acquisition of Riverwood through a merger transaction in which stockholders would receive total consideration of up to $24.50 per share, payable in cash or in a combination of cash estimated at between $21 and $22 per share, and unspecified equity or debt securities. The proposal was subject to a number of conditions, including finalization of the financing structure and completion of due diligence. The Special Committee met on August 31 to discuss the Consortium's proposal and the status of the Strategic Bidders that were expected to submit proposals. Following that meeting, at the instruction of the Special Committee, Mr. Mayer sent a letter to representatives of the Consortium seeking additional information as to the terms and status of its proposal.
Additional contacts between representatives of the Financial Advisors and representatives of the Consortium, as well as the Strategic Bidders, continued over the next week.

    On September 6, 1995, the Special Committee met to receive an update from the Financial Advisors as to discussions with the Consortium and to discuss a proposal received from the First Strategic Bidder for the acquisition of Riverwood at a price of $20 per share (or to purchase 30 million shares of Riverwood Common Stock with common stock of the First Strategic Bidder valued at approximately $19.67 per share and to purchase the remaining shares of Riverwood Common Stock at $20 per share), assuming a Section 338(h)(10) election was made and that the surviving corporation would not be responsible for stand-alone taxes arising from such election (which would have had the effect of reducing the per share value offered below $20 per share, assuming such taxes were borne PRO RATA by all stockholders). In addition, the Special Committee discussed an oral expression of interest made by the Second Strategic Bidder with respect to a transaction at a price below the Merger Consideration. The Financial Advisors advised the Special Committee that the Consortium had stated that it could not make a more definitive proposal without additional access to members of Riverwood's senior management and that it wanted the exclusive right to pursue a proposal for the potential acquisition of Riverwood; however, the Special Committee determined not to permit the Consortium additional access to members of Riverwood's senior management or exclusivity at that time. The Special Committee determined not to pursue any of the proposals before it at that time; however, the Financial Advisors were instructed to continue contacts with interested parties in an effort to obtain a more favorable proposal and to report back to the Special Committee if a more favorable proposal was likely to be made.

    Following the September 6, 1995 meeting, the Special Committee was informed by the Financial Advisors that the forest products company that had been a member of the Consortium had determined not to continue to pursue a transaction, but that the other members of the Consortium, including CDR, desired to remain in the auction process. After further discussions among the members of the Special Committee and discussions between the Financial Advisors and each of the Strategic Bidders and the Consortium, on September 10, 1995, members of the Special Committee, in response to the Consortium's request for additional access to senior management as a condition to a more definitive proposal, advised Mr. Johnson that senior management of Riverwood was authorized to discuss a potential transaction with the now CDR-led Consortium (the "CDR Group"), in which senior management would have equity participation. See "-- Interests of Certain Persons in the Merger; Potential Conflicts of Interest," "-- Certain Information Concerning Holding, Parent and the Purchaser; DIRECTORS AND OFFICERS AFTER THE EFFECTIVE TIME" and "-- Certain Information Concerning Holding, Parent and the Purchaser; OWNERSHIP OF HOLDING COMMON STOCK AT THE EFFECTIVE TIME." The Special Committee authorized such access in order to induce the CDR Group to present a more definitive proposal for the acquisition of Riverwood, in light of the failure to have received any proposal from either Strategic Bidder which was acceptable to the Special Committee at that time. Mr. Johnson, at the request of the Special Committee, had previously been present at certain Special Committee meetings in order to advise the Special Committee; however, Mr. Johnson did not participate in the discussions among members of the Special Committee leading to the September 10, 1995 authorization discussed above. Following such time, Mr. Johnson ceased his attendance at meetings of the Special Committee and was not furnished information by Riverwood concerning discussions with other prospective buyers.

    On September 21, 1995, the Special Committee met to receive an update from the Financial Advisors with respect to certain contacts with the CDR Group. In particular, the Financial Advisors described the structure of the previously submitted proposal of the CDR Group with the Special Committee. Following a review of that proposal, the Special Committee instructed the Financial Advisors to arrange meetings with the two Strategic Bidders in order to attempt to obtain more attractive proposals from such parties.

    On September 28, 1995, Messrs. Stephens and Falise, as representatives of the Special Committee, together with representatives of the Financial Advisors, met with representatives of the Second Strategic Bidder in order to explore the possibility of consummating a transaction with such party. On September 29, 1995, Messrs. Stephens, Falise and Mayer, as representatives of the Special Committee, together with representatives of the Financial Advisors, met with the First Strategic Bidder. While both Strategic Bidders expressed a continued willingness to consider a transaction, neither party expressed a willingness to increase the consideration it had indicated it was willing to pay for Riverwood. The Special Committee met on each of these dates to receive updates on the meetings. In particular, the Financial Advisors summarized the discussions with the Strategic Bidders and explained the details of a revised proposal received from the CDR Group as discussed in the following paragraph.

    On September 29, 1995, the CDR Group sent a letter to Mr. Mayer proposing to acquire Riverwood in a transaction whereby stockholders other than the Company would receive cash of $23.00 for each share of Riverwood Common Stock and the Company would receive a lesser amount of cash plus an equity interest in an entity formed to acquire Riverwood's timber assets.

    On October 2, 1995, the Special Committee met to review the status of the sale process and received reports regarding recent communications with the CDR Group and the Strategic Bidders, including telephone calls that Special Committee members had received from representatives of CDR. The Special Committee compared the price and terms of the various proposals, tax effects, conditions, likelihood of consummation and timing of consummation. The Special Committee also received a presentation from Mr. Stephens with respect to financial and operating alternatives available with respect to Riverwood if no sale or merger occurred, including effecting additional cost reductions, revising pricing policies and seeking additional financing from Manville or from other persons to fund expansion.

    Following the Special Committee meeting on October 2, 1995, the Riverwood Board and the Board met jointly to discuss the status of the sale process. The two Boards of Directors received an update from Mr. Mayer regarding the deliberations of the Special Committee, as well as a review by the Financial Advisors of the proposals that had been received with respect to Riverwood. The two Boards of Directors also discussed the business and operations of Riverwood, as well as the September Projections (as defined below), which generally reflected, for 1995 and 1996 only, lower operating income in the Coated Board System segment in 1995, marginally lower operating income in the Coated Board System and Containerboard segments in 1996, and lower total operating income and net income in 1995 and 1996. See "-- Certain Projections." The two Boards of Directors reviewed the elements of the proposals that had been received from the CDR Group and the First Strategic Bidder as well as the circumstances involving the Second Strategic Bidder, which had not made a proposal. In response to the CDR Group's September 29 proposal, the Riverwood Board determined that all of Riverwood's stockholders should receive the same consideration in any transaction and that all-cash consideration was preferable to consideration with an equity or debt component. The two Boards of Directors also again considered whether it was the right time to pursue a sale of Riverwood. Following their deliberations, the Riverwood Board and the Board determined to pursue further discussions with the First Strategic Bidder, which was advised of such determination that evening.

    On the afternoon of October 3, 1995, prior to representatives of Riverwood meeting with representatives of the First Strategic Bidder, the Financial Advisors received a letter from the CDR Group addressed to the Riverwood Board and proposing a transaction at a price of $21 per share in cash for each outstanding share of Riverwood Common Stock, based on an election being made under Section 338(h)(10) of the Code to treat such transaction, for income tax purposes, as a sale of assets of Riverwood and those of its subsidiaries to which such election applies. Representatives of Riverwood advised representatives of the First Strategic Bidder that a proposal with a higher nominal value had been received from another party and that any discussion would therefore need to be subject to the Riverwood Board's determination as to what action was appropriate with respect to such proposal. Representatives of the First Strategic Bidder then advised Riverwood's representatives that the First Strategic Bidder was unwilling to negotiate with respect to its proposal at a time when the Riverwood

Board was still considering another proposal. Later that afternoon, the Riverwood Board and the Board met jointly to discuss the CDR Group's revised proposal and determined that the First Strategic Bidder's condition with respect to exclusivity could not be met without further review of the CDR Group's higher proposal, and instructed the Financial Advisors and counsel to meet with CDR to clarify certain questions with respect to its proposal.

    On the evening of October 3, 1995, representatives of the Financial Advisors and Riverwood's legal counsel met with representatives of CDR and its legal counsel to discuss and clarify the CDR Group's proposal. Among other things, CDR clarified that the $21 per share consideration offered in the CDR Group's proposal assumed that all taxes payable as a result of the proposed Section 338(h)(10) election would be paid by Manville, thereby reducing the actual payment to Manville to some amount less than $21 per share but still in excess of the First Strategic Bidder's proposal. CDR was requested to further clarify certain elements of such proposal as soon as possible and to provide a copy of any requested changes to the draft merger agreement and tax indemnification agreement. Manville subsequently advised the Special Committee that it was willing to pay federal and combined state taxes arising from the Section 338(h)(10) election, but expected all stockholders of Riverwood to bear the cost of stand-alone state income taxes arising from such election on a PRO RATA basis.

    On October 5 and 6, 1995, the Special Committee met to receive reports from the Financial Advisors on the clarification sought from the CDR Group with respect to its proposal. The Financial Advisors reviewed a letter dated October 6, 1995, from the CDR Group, which clarified certain elements of its proposal, and which was subsequently distributed to members of the Special Committee.

    On the morning of October 9, 1995, the CDR Group provided to representatives of the Special Committee a draft agreement and plan of merger and a draft tax matters agreement. Later that day, the Special Committee met and received a presentation from representatives of the Financial Advisors and legal counsel regarding the terms of the CDR Group's proposal as reflected in the draft agreements. The Financial Advisors discussed with the members of the Special Committee the status of issues that had been discussed with the CDR Group regarding its proposal, including per share consideration, payment of taxes and indemnification. The Special Committee instructed its advisors to proceed with the negotiation of documentation to determine whether an agreement could be reached.

    From October 10 through October 20, 1995, representatives of Riverwood and the Company, including the Financial Advisors and legal counsel, and representatives of the CDR Group and its financial and legal advisors met to negotiate the terms of the draft transaction documents. In particular, on October 11, 1995, the parties discussed a number of significant issues regarding the transaction, including the structure of the transaction, conditions to consummation of the transaction, due diligence, termination fees, and whether and under what circumstances Manville would agree to vote for the Merger and to what extent it would provide indemnification for breaches of representations and warranties by Riverwood. No significant issues were resolved at this meeting. On October 12 and 13, 1995, the parties discussed these and other issues and agreed in principle to the $100 million level of indemnification as embodied in the Voting and Indemnification Agreement. The parties met on October 17, 1995, to discuss issues presented by the draft transaction documents, and resolved issues regarding general transaction structure and the general nature of the representations and warranties to be made. On October 20, 1995, the parties met to negotiate the Tax Matters Agreement, and a number of issues relating to tax indemnification were resolved as embodied in the Tax Matters Agreement. A number of other contractual issues remained following the meeting on October 20, including the amount of the consideration to be paid in the Merger, the manner of calculation of indemnifiable losses that Manville would be obligated to pay, whether Manville would be required to indemnify Riverwood for its state, local and foreign taxes, the level of termination fees and the circumstances under which such fees would be payable, and the terms under which environmental and intellectual property due diligence would be performed. Meetings of the Special Committee were held on October 12 and October 20 at which the Financial Advisors and legal counsel updated the Special Committee regarding the status of negotiations concerning the Merger Agreement and received instructions as to the negotiation of various matters.

    On October 22, 1995, Messrs. Mayer, Stephens and Falise, as representatives of the Special Committee, together with the representatives of the Financial Advisors and legal counsel, met with representatives of the CDR Group, including its financial and legal advisors, to discuss continuing issues with respect to the CDR Group's proposal. From October 23 through October 25, 1995, representatives of the Special Committee held discussions with representatives of the CDR Group with respect to the terms of the proposed transaction documents.

    On the afternoon of October 25, 1995, the Riverwood Board and the Board met jointly to receive presentations from management of Riverwood and the Company, the Financial Advisors and legal counsel with respect to the CDR Group's proposal and the other alternatives available to Riverwood. All of the members of both Boards of Directors were present. Materials had been delivered to the members of the Riverwood Board and the Board prior to the meeting, which materials included a draft copy of each of the proposed merger agreement and tax matters agreement, a draft copy of the proposed voting and indemnification agreement to be entered into by the Company, and summaries of the terms of the proposed agreements. Mr. Johnson excused himself from the meeting due to his expected position as an officer and director of Holding, Parent and the Surviving Corporation and as a stockholder of Holding following the Merger. See "-- Interests of Certain Persons in the Merger; Potential Conflicts of Interest" and "-- Certain Information Concerning Holding, Parent and the Purchaser; DIRECTORS AND EXECUTIVE OFFICERS AFTER THE EFFECTIVE TIME." Representatives from the Financial Advisors then discussed certain financial information with respect to Riverwood and the CDR Group's proposal. See "-- Financial Advisors; Fairness Opinions."

    Following the presentation by the Financial Advisors, legal counsel reviewed the structure of the proposed transaction and certain significant terms of the proposed acquisition agreements including, among others: (i) the Merger Consideration of $20.25 per share, which was proposed by the Special Committee to reflect the $21 per share consideration offered by the CDR Group in its October 3 proposal reduced by $0.75 per share, which constituted an estimate of the stand-alone state income taxes payable as a result of the proposed election under Section 338(h)(10) of the Code to treat the Merger as a sale of assets, and which the CDR Group agreed to cause Riverwood to pay, rather than Manville as had been contemplated by the CDR Group's October 3 proposal; (ii) the provision for "break-up fees" and expense reimbursement and the timing of that reimbursement; (iii) restrictions on Riverwood's soliciting, responding to inquiries from, negotiating with, or providing confidential information concerning Riverwood to, third parties in connection with the consideration by such parties of a possible transaction involving Riverwood; and (iv) that the transaction contemplated by the draft merger agreement was subject to numerous conditions, including the receipt of financing. In addition, the two Boards of Directors jointly discussed and again reviewed in detail whether Riverwood should be sold, the requested reimbursement of fees and expenses, the requested termination fees and the other significant terms of the draft merger agreement. The Financial Advisors then reviewed certain financial analyses and delivered to the Board and the Riverwood Board their respective oral opinions as to the fairness of the Merger Consideration to stockholders of Riverwood discussed under "-- Financial Advisors; Fairness Opinions." The two Boards of Directors were informed by the Financial Advisors that the Financial Advisors would be rendering written opinions to the Riverwood Board and the Board as to the fairness of the Merger Consideration.

    After completion of the joint meeting, a meeting of the Special Committee was held, at which the Special Committee reviewed the sale process and the CDR Group's proposal. After its deliberations, the Special Committee determined to present the CDR Group's proposal to the Riverwood Board and the Board.

    Following the Special Committee meeting, the members of the Riverwood Board who are not also members of the Board or officers of Riverwood (Messrs. Benatar, Mayer, John H. Dasburg and

Robert L. Ryan), met to discuss the CDR Group's proposal. These directors were advised of the Special Committee's decision and received advice from separate legal counsel and the Financial Advisors. Following the meeting of independent directors of Riverwood, the Riverwood Board, excluding Mr. Johnson, who excused himself, met to consider the CDR Group's proposal as embodied in the draft merger agreement and related documents. Following its deliberations, the Riverwood Board unanimously (other than Mr. Johnson, who did not vote) determined that the Merger is fair to and in the best interests of, the stockholders of Riverwood, approved the Merger Agreement and the transactions contemplated thereby and the Tax Matters Agreement, and determined to recommend to Riverwood stockholders that they approve and adopt the Merger Agreement. See "-- Recommendation of the Board; Reasons for the Riverwood Disposition."

    Following this meeting, the Board met to consider the CDR Group's proposal. The Board was advised of the determinations of the Special Committee and the Riverwood Board. Following its deliberations, the Board, by unanimous vote of all directors present, approved the Riverwood Disposition, determined to execute and deliver the Voting and Indemnification Agreement and the Tax Matters Agreement, and determined to submit the Riverwood Disposition to a vote of the Company's stockholders and to recommend that such stockholders approve the Riverwood Disposition.

    As discussed above, the Special Committee and the Board had considered various alternative transactions. The Special Committee and the Board pursued the Merger as opposed to continuing the existing corporate and capital structure with no additional financing because such alternative would not deliver additional current value to stockholders and would not allow Riverwood flexibility to pursue its potential growth. The Special Committee and the Board pursued the Merger as opposed to continuing the existing corporate and capital structure with additional financing because given the relatively high levels of debt currently existing and the restrictions contained in the agreements governing Riverwood's indebtedness, it would likely be difficult for Riverwood to obtain additional debt financing on acceptable terms and because of the potential risk in connection with the incurrence of significant additional indebtedness. The sale by Manville of some or all of its equity interest was not pursued by the Special Committee or the Riverwood Board because it would not deliver additional current value to all stockholders.

RECOMMENDATION OF THE BOARD; REASONS FOR THE RIVERWOOD DISPOSITION

    In reaching its determination that the Riverwood Disposition is expedient, fair to and for the best interests of the Company and its stockholders, the Board consulted with the Company's management, the Financial Advisors and legal counsel. Set forth below are the material factors that the Board considered in reaching this determination:

        (i) the Board's review and analysis of the Company's business, operations, financial condition, earnings and prospects and the Board's review and analysis of Riverwood's business, operations, financial condition, earnings and prospects, as well as the economic and competitive environments facing Riverwood, including management's reduced expectations for near-term operating income since the June Projections (as defined below) were prepared, as reflected in the September Projections (see "-- Certain Projections"), all of which, as a whole, the Board believed supported its decision to pursue the Riverwood Disposition;

        (ii) Riverwood's anticipated capital investment requirements, the likelihood that Riverwood would require significant additional financing to fund such capital expenditures and the difficulty in obtaining such financing;

       (iii) a review of the possible alternatives to a sale of Riverwood, including the prospects of continuing to operate Riverwood, the value to stockholders of such alternatives and the timing and likelihood of actually achieving additional value from these alternatives and including the possibility that Riverwood's future performance might not lead to a stock price having higher present value than the Merger Consideration;

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
       (iv) that, following the Merger, Riverwood stockholders (including Manville) will no longer be able to participate in the potential growth of Riverwood;

        (v) that the Merger was agreed to by the Riverwood Board only after issuance by Riverwood of a press release regarding its review of strategic alternatives, significant publicity concerning the review by Riverwood of its strategic alternatives and the possibility of Riverwood being sold, the passage of a significant period of time between issuance of the press release and approval of the Merger Agreement, and contact with a large number of potential bidders over an extended period of time in a lengthy "auction" process;

       (vi) the financial terms of the Merger, including the proposed structure of the Merger involving an all cash purchase price;

       (vii)  that the $20.25 per  share consideration to be  paid in the Merger
    (A) represents a premium for the Riverwood Common Stock of approximately 5.2% over the closing price of $19.25 per share of Riverwood Common Stock on October 25, 1995, the last trading day prior to the public announcement of the execution of the Merger Agreement but (B) is less than the closing price of (x) $20.625 per share of Riverwood Common Stock on April 13, 1995, the last trading day prior to the public announcement that Riverwood was considering strategic alternatives that may be available to it and in the best interests of its stockholders and (y) $26.25 per share of Riverwood Common Stock on September 8, 1995, the highest price at which Riverwood Common Stock has ever traded;

      (viii) the possibility that if the Merger were not consummated, the price of the Riverwood Common Stock could decline significantly below the current trading price;

       (ix) the financial presentations of the Financial Advisors, and the opinion of each of J.P. Morgan and Goldman Sachs as to the fairness of the consideration to be received by holders of Riverwood Common Stock pursuant to the Merger Agreement as discussed in "-- Financial Advisors; Fairness Opinions;"

        (x) the terms of the Merger Agreement that set forth the restrictions on the conduct of Riverwood's business pending closing, conditions to closing and the significant fees and expenses that would become payable in the event of a termination of the Merger Agreement under certain circumstances;

       (xi) that (A) the Merger Agreement permits Riverwood to consider additional BONA FIDE third party offers to acquire Riverwood and permits Riverwood to provide information to and negotiate with such parties and to terminate the Merger Agreement, subject to the payment of significant fees and expenses to Parent and the Purchaser, if prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such later time as is specified in such certificate (the "Effective Time") the Riverwood Board withdraws or modifies in a manner adverse to Parent or the Purchaser its recommendation in order to permit Riverwood to execute a definitive agreement relating to a proposal for Riverwood that the Riverwood Board determines is more favorable to its stockholders than the transactions contemplated by the Merger Agreement (see "-- The Merger Agreement; NO SOLICITATION OF PROPOSALS," "-- The Merger Agreement; TERMINATION" "-- The Merger Agreement; MISCELLANEOUS") and (B) that the Voting and Indemnification Agreement permits Manville to vote, or cause to be voted, its shares of Riverwood Common Stock in favor of another acquisition transaction or any other significant proposed corporate action of Riverwood requiring stockholder approval that would materially impair or delay the consummation of the transactions contemplated by the Voting and Indemnification Agreement if the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that voting its shares of Riverwood Common Stock against such actions could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law;

       (xii) the possible conflict of interest based on the expected equity participation in Parent or its affiliates of certain members of senior management of Riverwood including Mr. Johnson, the only

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
    member of the Riverwood Board anticipated to be an officer or director of, or investor in, Parent or its affiliates (see "-- Interests of Certain Persons in the Merger; Potential Conflicts of Interest," "-- Certain Information Concerning Holding, Parent and the Purchaser; DIRECTORS AND EXECUTIVE OFFICERS AFTER THE EFFECTIVE TIME" and "INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON");

      (xiii) that the Merger Agreement was approved by the unanimous vote of the Riverwood Board (other than Mr. Johnson, who did not vote due to his expected position as an officer and director of Parent and the Surviving Corporation and as a stockholder of Holding following the Merger);

      (xiv) that the Merger will enable all holders of Riverwood Common Stock (other than Riverwood, Parent, the Purchaser or any other subsidiary of Parent and other than persons who perfect appraisal rights under the DGCL) to receive an amount in cash at least equal to the amount per share received by the Company;

       (xv) the reputation of CDR, as well as the financing commitments, expressions of interest and highly confident letters received by Parent and the Purchaser, and the reputations of the institutions providing such commitments and highly confident letters (see "-- Source and Amount of Funds");

      (xvi) the likelihood of consummation of the Merger, including the risks associated with obtaining necessary approvals and the fact that, by reason of certain conditions to the obligations of Parent and the Purchaser to consummate the Merger, including conditions concerning financing and the timing of the closing, it is possible that the Merger may not be consummated even if approved by Riverwood stockholders (see "-- The Merger Agreement; CONDITIONS TO CONSUMMATION OF THE MERGER");

      (xvii) that, pursuant to the Voting and Indemnification Agreement, Manville has agreed to provide certain indemnities to Parent and the Purchaser against certain losses arising from breaches of, or inaccuracies in, certain representations and warranties made by Riverwood in the Merger Agreement (see "-- Voting and Indemnification Agreement" and "-- The Merger Agreement; CERTAIN REPRESENTATIONS AND WARRANTIES"); and

     (xviii) that, pursuant to the Tax Matters Agreement, Manville would agree to provide to Parent, the Purchaser and the Surviving Corporation certain indemnities in respect of certain United States federal, state and local income taxes, as well as agreeing to pay all federal and certain state income taxes of Riverwood and certain of its subsidiaries attributable to the Merger and Section 338(h)(10) election (as described in "-- Tax Matters Agreement").

    The Board also considered the determination by the Riverwood Board that the Merger is fair to and for the best interests of Riverwood stockholders, and the factors considered by the Riverwood Board in coming to that determination.

    The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the proposed Merger, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the foregoing factors or determine that any factor was of particular importance. Rather, the Board viewed its position and recommendation as being based on the totality of the information presented to and considered by it. On balance, however, the Board viewed the factors set forth in items (i), (ii), (iii), (v), (vi), (vii) (A), (viii), (ix), (xi),
(xiii), (xiv) and (xv) as favorable to its decision, the matters set forth in items (iv), (vii) (B), (x), (xvi), (xvii) and (xviii) as unfavorable to its decision and the matters set forth in item (xii) as neutral to its decision.

    With respect to the matters set forth in items (vii) and (viii) above, the Board considered the historical per share trading price of the Riverwood Common Stock since Riverwood went public in 1992. The Board believed that historical stock prices only represented one of the various factors to be considered in connection with a determination as to the fairness of the Riverwood Disposition. The Board considered that, during the 52 weeks preceding the October 25, 1995 Board meeting, the trading price of the Riverwood Common Stock had ranged from $15.00 to $26.25 per share and that there could be no assurance that in the future the Riverwood Common Stock would trade at prices near or in excess of the Merger Consideration. The historical prices were also considered in light of an analysis prepared by the Finanicial Advisors that, as set forth in "-- Financial Advisors; Fairness Opinions," indicated that, based upon the relative stock performance of the paperboard and packaging peer groups, the Riverwood Common Stock, had it continued to trade in a manner consistent with that of Riverwood's paperboard and packaging peers, as it generally had done from the date of Riverwood's initial public offering in 1992 through the end of 1994, would have traded in a range of approximately $15 to $20 per share during 1995, and, on October 13, 1995, the latest date on which this analysis was performed, in a range of approximately $16.33 to $18.00 per share. See "-- Financial Advisors; Fairness Opinions."

    THE BOARD, BY UNANIMOUS VOTE OF ALL DIRECTORS PRESENT, HAS APPROVED THE RIVERWOOD DISPOSITION AND DETERMINED THAT THE RIVERWOOD DISPOSITION IS EXPEDIENT, FAIR TO AND FOR THE BEST INTERESTS OF THE COMPANY AND ITS
STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE FOR THE APPROVAL OF THE RIVERWOOD DISPOSITION.

FINANCIAL ADVISORS; FAIRNESS OPINIONS

    J.P. Morgan and Goldman Sachs delivered to the Riverwood Board and the Board their respective oral opinions on October 25, 1995, each of which was subsequently confirmed in writing in opinions dated October 25, 1995. These opinions are each to the effect that, as of such dates and based upon and subject to certain matters as stated in the written opinions, in the case of J.P. Morgan, the $20.25 per share to be received by the holders of Riverwood Common Stock, including Manville, pursuant to the Merger Agreement is fair from a financial point of view to such holders and, in the case of Goldman Sachs, the $20.25 per share to be received by the holders of Riverwood Common Stock, including Manville, pursuant to the Merger Agreement is fair to such holders. No limitations were placed on J.P. Morgan or Goldman Sachs by the Riverwood Board or the Board with respect to the investigations made or the procedures followed in preparing and rendering their opinions. The full text of the written opinions of J.P. Morgan and Goldman Sachs, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinions, is attached as Annex G and Annex H, respectively, hereto, and is incorporated herein by reference. Holders of Common Stock are urged to, and should, read such opinions in their entirety and consider them carefully. The opinions of J.P. Morgan and Goldman Sachs are directed to the Board and the Riverwood Board and do not constitute a recommendation to any holders of Common Stock as to how such stockholders should vote at the Special Meeting. The summary of the opinions of J.P. Morgan and Goldman Sachs set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinions.

    In connection with their opinions, the Financial Advisors each reviewed, among other things, (i) the Merger Agreement; (ii) the Tax Matters Agreement;
(iii) the Voting and Indemnification Agreement; (iv) Annual Reports to Stockholders and Annual Reports on Form 10-K of Riverwood for the three years ended December 31, 1994; (v) certain interim reports to stockholders and Quarterly Reports on Form 10-Q; (vi) certain other communications from Riverwood to its stockholders; and (vii) certain internal financial analyses and forecasts for Riverwood prepared by its management as set forth in "-- Certain Projections." The Financial Advisors also held discussions with members of the senior management of Riverwood and Manville regarding the past and current business operations, financial condition and future prospects of Riverwood. In addition, the Financial Advisors reviewed the reported price and trading activity of the Riverwood Common Stock, compared certain financial and stock market information for Riverwood with similar information for certain other companies with publicly traded securities, reviewed the financial terms of certain recent business combinations in the paper, paperboard and forest products industry, and performed such other studies and analyses as they considered appropriate.

    The Financial Advisors relied without independent verification upon the accuracy and completeness of all the financial information and other information reviewed by them for the purposes of their opinions. In addition, the Financial Advisors did not make any independent evaluation or appraisal of the assets and liabilities of Riverwood or any of its subsidiaries and the Financial Advisors were not furnished with any such evaluation or appraisal.

    The following is a summary of certain financial analyses which were reviewed jointly by the Financial Advisors with the Riverwood Board and the Board in connection with providing their opinions and does not purport to be a complete description of the analyses conducted by the Financial Advisors in arriving at their respective opinions. In arriving at their respective opinions, neither of the Financial Advisors attributed any particular weight to any analysis or factor considered by it, but rather made a single judgment as to fairness based on its experience and professional judgment and the analyses as a whole. Although J.P. Morgan and Goldman Sachs performed independent analyses in connection with providing their respective opinions, the presentation described below was jointly presented by the Financial Advisors (except where otherwise noted).

    SELECTED COMPANY ANALYSIS. The Financial Advisors reviewed selected financial, operating and stock market information for Riverwood in comparison with corresponding information for selected companies in the paperboard and packaging industries (collectively, the "Selected Companies"). The Financial Advisors selected companies in each of these industries for this analysis because, due to the mix of Riverwood's business, Riverwood shares certain operating, financial and growth characteristics with each of these industries. The particular companies selected in each industry were those the Financial Advisors considered to have characteristics similar to those of Riverwood. The Selected Companies in the paperboard peer group were: Federal Paperboard Company, Inc., Georgia-Pacific Corporation, International Paper Co., The Mead Corporation, Potlatch Corp., Stone Container Corp., Temple-Inland Inc., Union Camp Corporation and Westvaco Corporation. The Selected Companies in the packaging peer group were: Bemis Company, Inc., Crown Cork & Seal Company, Inc., Sonoco Products Co. and the West Co., Inc. The Financial Advisors advised the Riverwood Board and the Board that there are no companies directly comparable to Riverwood and that their analyses had to be considered in light of that qualification. The purpose of these analyses was to show how shares of Riverwood Common Stock compared to those of the paperboard and packaging peers in terms of their relation to certain per share measures and other financial indicators. The multiples and ratios for each of the Selected Companies were based on the most recent publicly available information and selected analysts' earnings estimates. With respect to the Selected Companies, the Financial Advisors considered Total Entity Value (I.E., market value of common equity plus preferred equity and book value of debt less cash and marketable securities) as a multiple of estimated 1995 and 1996 earnings before interest, taxes, depreciation and amortization ("EBITDA"). The analyses indicated Total Entity Value multiples of 1995 EBITDA of 4.2x - 6.1x and 1996 EBITDA of 4.0x - 5.1x for the paperboard peer group. The analyses also indicated Total Entity Value multiples of 1995 EBITDA of 5.6x - 9.7x and 1996 EBITDA of 4.7x - 7.7x for the packaging peer group. The Financial Advisors also considered for the Selected Companies total equity value as a multiple of estimated 1995 and of estimated 1996 fully diluted net income. The analyses indicated total equity value multiples of 1995 fully diluted net income of 3.9x - 11.3x and of 1996 fully diluted net income of 3.0x - 8.7x for the paperboard peer group. The analyses also indicated total equity value multiples of 1995 fully diluted net income of 13.6x - 22.1x and of 1996 fully diluted net income of 11.0x - 14.6x for the packaging peer group. The implied Total Entity Value multiple of the $20.25 per share to be received by holders of Riverwood Common Stock is 7.5x 1995 EBITDA and 5.1x 1996 EBITDA based on the September Projections (as defined below). The total equity value multiple implied by the $20.25 per share is 17.6x 1995 fully diluted net income and 9.2x 1996 fully diluted net income based on the September Projections. The implied Total Entity Value multiple of the $20.25 per share to be received by holders of Riverwood Common Stock, including Manville, of 7.5x 1995 EBITDA is above the range for the paperboard peer group of 4.2x - 6.1x and is near the mid-point of the range for the packaging peer group of 5.6x - 9.7x. The implied Total Entity Value multiple of 5.1x 1996 EBITDA is equal to the high end of the range for the paperboard peer group of 4.0x - 5.1x and is on the low end of the range for the packaging peer group of 4.7x - 7.7x. The implied total equity value multiple of the $20.25 per share to be received by holders of Riverwood Common Stock of 17.6x 1995 fully diluted net income is above the range for the paperboard peer group of 3.9x - 11.3x and is near the mid-point of the range for the packaging peer group of 13.6x - 22.1x. The implied total equity value multiple of 9.2x 1996 fully diluted net income is above the range for the paperboard peer group of 3.0x - 8.7x and is below the range for the packaging peer group of 11.0x - 14.6x. The Financial Advisors have advised the Company and Riverwood that, in the Financial Advisors' opinion, the Total Entity Value multiples of EBITDA and the total equity value multiples of fully diluted net income for the packaging peer group typically are above the respective multiples for the paperboard peer group and Riverwood because the packaging peer group's earnings growth rates and profitability rates tend to be higher over the course of the business cycle.

    DISCOUNTED CASH FLOW ANALYSIS. The Financial Advisors reviewed the discounted cash flow analyses they had performed in order to evaluate the present value of Riverwood's consolidated corporate cash flow. The Financial Advisors aggregated (i) the present value of the projected free cash flow (defined as earnings before interest, depreciation, amortization, and other non-cash expenses, less capital expenditures plus or minus decreases or increases, respectively, in net working capital) with (ii) the present value of a range of terminal values based on multiples ranging from 6.0x - 8.0x projected earnings before interest and taxes ("EBIT"). The terminal values as well as the projected cash flows were then discounted to present value using discount rates ranging from 10.0% - 14.0%. The discounted cash flow analyses were based on detailed segment information which was provided by the management of Riverwood as part of the June Projections and revised in the September Projections. In response to changes in the outlook for Riverwood's business segments, management reduced 1995 operating earnings, including equity income but excluding other costs as set forth in Note A to the June Projections table and in Note A to the September Projections table in "-- Certain Projections," from $228 million in the June Projections to $211 million in the September Projections and 1996 operating earnings, including equity income but excluding other costs as set forth in Note A to the June Projections table and in Note A to the September Projections table in "-- Certain Projections," from $373 million in the June Projections to $355 million in the September Projections. These adjustments imply reductions in 1995 earnings per share from $1.30 in the June Projections to $1.20 in the September Projections and 1996 earnings per share from $2.57 in the June Projections to $2.36 in the September Projections. Based upon these revisions as well as subsequent discussions with the management of Riverwood, the Financial Advisors performed a series of sensitivity analyses for the business. The summation of the foregoing discounted cash flow analyses yielded a net present value per share of approximately $16.00 - $22.00 as compared to the $20.25 per share to be received by holders of Riverwood Common Stock, including Manville, in the Merger.

    HISTORICAL STOCK TRADING ANALYSIS. The Financial Advisors reviewed the history of the trading prices for Riverwood and the relationship between price movements of Riverwood Common Stock and price movements of the common stocks of the paperboard peer group and the packaging peer group (as outlined above) since Riverwood's initial public offering. Such review indicated that, since Riverwood's initial public offering in 1992, while the Riverwood Common Stock has traded at values (i) in excess of the value of the common stocks of both the paperboard peer group and the packaging peer group, (ii) less than the value of the common stocks of both the paperboard peer group and the packaging peer group, and (iii) between the values of the common stocks of the paperboard peer group and the packaging peer group, the price of the Riverwood Common Stock generally moved in the same direction as the price movements of the common stocks of the paperboard peer group and the packaging peer group. Such review also indicated that the $20.25 per share consideration to be paid in the Merger represents a premium for the Riverwood Common Stock of approximately 5.2% over the closing price of $19.25 per share of Riverwood Common Stock on October 25, 1995, the last trading day prior to the public announcement of the execution of the Merger Agreement, but is less than the closing price of (i) $20.625 per share of Riverwood Common Stock on April 13, 1995, the last trading day prior to the public announcement that Riverwood was considering strategic alternatives that may be available to it and in the best interests of its stockholders and
(ii) $26.25 per share of Riverwood

Common Stock on September 8, 1995, the highest price at which the Riverwood Common Stock has ever traded. Finally, the Financial Advisors noted that since December 31, 1994, when the closing price was $15.625 per share, the trading price of the Riverwood Common Stock has substantially exceeded the relative stock performance of the paperboard and packaging peer groups. Based upon the relative stock performance of the paperboard and packaging peer groups shown by this analysis, this analysis indicated that the Riverwood Common Stock, had it continued to trade in a manner consistent with that of Riverwood's paperboard and packaging peers, as it generally had done from the date of Riverwood's initial public offering in 1992 through the end of 1994, would have traded in a range of approximately $15 to $20 per share during 1995, and, on October 13, 1995, the latest date on which this analysis was performed, in a range of approximately $16.33 to $18.00 per share.

    SELECTED COMBINATION ANALYSIS. The Financial Advisors performed analyses of the financial terms of certain transactions in the paper, paperboard and forest products industry (the "Selected Transactions"). Such analyses indicated that for the Selected Transactions Total Entity Value as a multiple of (i) latest twelve months ("LTM") sales ranged from 0.55x to 2.21x, with a median of 1.22x,
(ii) LTM EBITDA ranged from 4.3x to 28.4x, with a median of 8.2x and (iii) LTM EBIT ranged from 4.9x to 22.6x, with a median of 12.3x. These analyses indicated for the Selected Transactions total equity value as a multiple of LTM net income ranging from 7.8x to 53.7x, with a median of 15.3x. It should be noted that, for many of the specific transactions, the information with respect to the various categories was not publicly available. Due to the cyclicality of the paper and forest products industry and lack of an appropriate transaction which reflected the specialty nature of Riverwood's business, the Financial Advisors did not believe that there were transactions appropriate for direct comparison to the potential sale of Riverwood and, accordingly, these analyses were not presented to the Board or the Riverwood Board.

    In rendering their respective opinions, the Financial Advisors, with the consent of the Riverwood Board and the Board, did not take into account any potential payment Manville may be required to make pursuant to the indemnity obligations contained in the Voting and Indemnification Agreement and the Tax Matters Agreement. However, they noted that any material liability incurred by Manville by reason of such obligation would indicate a lower value of Riverwood.

    In addition, in rendering their respective opinions, the Financial Advisors did not consider the particular tax consequences of the Merger to the various stockholders of Riverwood, including, in the case of Manville, the termination of its existing tax sharing arrangement with Riverwood and any obligations Manville may incur by reasons of the Tax Matters Agreement.

    In rendering their respective opinions, the Financial Advisors did not take into account the effect on Manville of the transactions contemplated in the Profit Sharing Exchange Agreement. The Merger or an alternative disposition of Riverwood is a condition precedent to the consummation of the transactions contemplated by the Profit Sharing Exchange Agreement. J.P. Morgan has been engaged by Manville to provide a separate opinion with respect to the fairness of the transactions contemplated by the Profit Sharing Exchange Agreement and Goldman Sachs is acting as a financial advisor in connection therewith to the PI Trust. See "THE EXCHANGE -- Profit Sharing Exchange Agreement."

    The Financial Advisors noted in their opinions that, while the cash price of $20.25 per share to be received by all holders of Riverwood Common Stock pursuant to the Merger Agreement is the same, by reason of the matters referred to above, the Merger may affect Manville differently from Riverwood's other stockholders. The Financial Advisors' respective opinions do not address the treatment of the stockholders of Riverwood as among themselves.

    The Financial Advisors' respective opinions represent the culmination of a series of presentations made to both the Riverwood Board and the Board. Prior to the sale process, the Financial Advisors made presentations to the Riverwood Board and the Board regarding various alternatives that might be available to increase shareholder value, including the sale of Riverwood. At the same time the Financial Advisors presented a preliminary valuation for Riverwood. As the process progressed, the Financial Advisors took into consideration changes in the outlook for Riverwood and the industry in performing their analyses. During subsequent meetings of the Riverwood Board and the Board, the Financial Advisors reviewed updated valuation parameters applying similar methodologies to those applied in conjunction with the delivery of their respective fairness opinions.

    The foregoing summary does not purport to be a complete description of the analyses performed by the Financial Advisors. The preparation of fairness opinions is a complex process and is not susceptible to partial analysis or summary description. Selecting portions of the Financial Advisors' analyses or any of the factors considered by them, without considering the analyses as a whole, could create an incomplete or incorrect view of the processes underlying their respective opinions. In arriving at their opinions, the Financial Advisors considered the results of all such analyses. No company or transaction used in the analyses described above as a comparison is identical to Riverwood or the proposed transaction. Accordingly, an analysis of the results of the foregoing is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values of the companies or company to which they are being compared.

    The analyses were prepared solely for the purposes of the Financial Advisors providing their opinions as to the fairness of the Merger Consideration to be received by the holders of Riverwood Common Stock and do not purport to be appraisals or to reflect the prices at which businesses or securities may actually be sold. Analyses based on forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Riverwood, Manville, the Financial Advisors, or any other person assumes responsibility if future results are materially different from those forecast.

    J.P. Morgan is an internationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. J.P. Morgan is familiar with Riverwood and Manville, it and its affiliates having provided certain investment banking, commercial banking and financial advisory services to Riverwood and Manville from time to time, including having acted as lead managing underwriter of Riverwood's initial public offering in June 1992 and having acted as Riverwood's financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger Agreement. In addition, Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, is a lender to Riverwood. Riverwood and Manville selected J.P. Morgan as their financial advisor based on its familiarity with Riverwood and J.P. Morgan's substantial experience in mergers and acquisitions and the firm's expertise and reputation.

    Pursuant to a letter agreement, dated April 10, 1995 (the "J.P. Morgan Engagement Letter"), Riverwood and Manville jointly engaged J.P. Morgan to act as their financial advisor in connection with the Merger. Pursuant to the J.P. Morgan Engagement Letter, Riverwood and Manville have agreed to pay J.P. Morgan for its services aggregate fees of $5.5 million if the Merger is consummated, which fees will be paid by the Surviving Corporation. Whether or not the Merger is consummated Riverwood and Manville have agreed to reimburse J.P. Morgan for its out-of-pocket expenses including fees and disbursements of its attorneys, and to indemnify J.P. Morgan and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws. J.P. Morgan has been engaged by Manville to provide a separate opinion with respect to the fairness of the transactions contemplated by the Profit Sharing Exchange Agreement, and will receive a fee in connection therewith.

    J.P. Morgan has acted as Riverwood's financial advisor since Riverwood's initial public offering in 1992 and has been Manville's financial advisor since 1989. In the ordinary course of their businesses,

J.P. Morgan and its affiliates may actively trade the securities of Riverwood for their own accounts or for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

    An affiliate of J.P. Morgan is a lender to Lexmark International, Inc., an affiliate of CDR.

    Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

    Goldman Sachs is familiar with Riverwood, having acted as sole underwriter of a secondary bond offering of Riverwood's 10 3/4% bonds due 2000 and 11 1/4% bonds due 2002 held by the PI Trust and as Riverwood's and the Company's financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger Agreement. In addition, Goldman Sachs is familiar with Manville, Riverwood and the PI Trust, having acted as financial advisor to the United States Bankruptcy Court in evaluating the assets and liabilities of Manville and the PI Trust; having acted as lead underwriter of a public offering of bonds for Schuller International Group, Inc. ("Schuller"), a wholly owned subsidiary of Manville; and having acted as financial advisor to the PI Trust generally and specifically in regard to the Profit Sharing Exchange Agreement.

    Goldman Sachs has also provided certain investment banking services to CDR, an affiliate of Holding, Parent and the Purchaser, and certain affiliates of CDR from time to time, including having acted as financial advisor in several merger-related transactions; having acted as lead and co-underwriter of several debt and equity securities offerings; and having recently acted as lead underwriter of a public offering of equity securities for Lexmark International Group, Inc., an affiliate of CDR, and may continue to provide investment banking services to CDR and its affiliates in the future.

    Pursuant to a letter agreement dated April 10, 1995 (the "Goldman Sachs Engagement Letter"), Riverwood and Manville jointly engaged Goldman Sachs to act as their financial advisor in connection with the Merger. Pursuant to the Goldman Sachs Engagement Letter, Riverwood and Manville have agreed to pay Goldman Sachs for its services aggregate fees of $5.5 million if the Merger is consummated, which fees will be paid by the Surviving Corporation. Whether or not the Merger is consummated, Riverwood and Manville have agreed to reimburse Goldman Sachs for its out-of-pocket expenses including fees and disbursements of its attorneys, and to indemnify Goldman Sachs and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

    In the course of its trading activities, Goldman Sachs, as of the date of its opinion, had accumulated a short position of $1 million principal amount of Riverwood's 10 3/4% bonds due 2000 and $1 million principal amount of Riverwood's 11 1/4% bonds due 2002. In addition, Goldman Sachs, as of such date, had accumulated a long position of $510,000 principal amount of Schuller's 10 7/8% bonds due 2004.

    Neither  J.P.  Morgan   nor  Goldman   Sachs  recommended   the  amount   of
consideration to be paid in the Merger, which was determined through arm's length negotiation.

INTERESTS OF CERTAIN PERSONS IN THE MERGER; POTENTIAL CONFLICTS OF INTEREST

    OFFICERS AND DIRECTORS OF RIVERWOOD. Certain members of Riverwood's management and the Riverwood Board may be deemed to have certain interests in the Merger that are in addition to their interests as stockholders of Riverwood generally. The Riverwood Board was aware of and discussed these interests in connection with its consideration and approval of the Merger Agreement. In addition, the Riverwood Board discussed and approved the Merger at a meeting at which only directors who are not employees of Riverwood were present (except for Mr. Stephens, who is Chairman of the Board and Chief Executive Officer of Manville, who does not participate in any of Riverwood's executive compensation or benefit plans and who will not be an officer or director of the Surviving

Corporation). In considering the recommendation of the Board in respect of the Riverwood Disposition, the stockholders of Manville should be aware of these interests which may present actual or potential conflicts of interest with respect to the Riverwood Disposition.

    Mr. Johnson, currently President and Chief Executive Officer and a director of Riverwood, will be named President and Chief Executive Officer and a director of Holding, Parent and the Surviving Corporation following the Merger and, shortly following the Merger, will be offered the opportunity to purchase shares of Holding Common Stock, as well as the opportunity to receive a grant of options to purchase shares of Holding Common Stock and a grant of deferred stock unit awards covering shares of Holding Common Stock.

    Pursuant to the Merger Agreement, except as described below, Riverwood has agreed to take all actions necessary to provide that, upon the Effective Time,
(i) each Award (as defined below) outstanding under Riverwood's Option Plans (as defined below) becomes fully vested and exercisable, (ii) each such Award then outstanding be cancelled or repurchased and (iii) certain cash payments be made to the holders of such Awards in consideration for such cancellation or repurchase. See "-- The Merger Agreement; PAYMENTS UNDER CERTAIN AWARDS." The chart below sets forth all Awards held by the executive officers of Riverwood and the amounts receivable in respect of such Awards pursuant to the Merger Agreement.

                                                                    1994        1993      RESTRICTED   ESTIMATED
                                                                   PREMIUM     PREMIUM      STOCK      VALUE OF
NAME OF EXECUTIVE OFFICER (1)                                     SARS (2)    SARS (3)    UNITS (4)   AWARDS (5)
----------------------------------------------------------------  ---------  -----------  ---------  -------------
Thomas H. Johnson...............................................     67,500       0          46,443  $     940,470
Robert C. Hart..................................................     68,250       0          11,608        235,062
Octavio Orta....................................................    117,000      43,600       9,830        309,345
Gary W. Pichon (6)..............................................     82,000       0           0              3,438
Frank R. McCauley...............................................     35,000       5,300       0             11,925
All current executive
 officers as a group............................................    575,550      48,900      95,180      2,053,045

------------------------------
(1)  Excludes  Messrs. W.T. Stephens and R.B. Von  Wald, each of whom is also an
     executive  officer  of  Manville  and  does  not  participate  in  any   of
     Riverwood's executive compensation or benefit plans.

(2) 1,624,000 1994 Premium SARs were awarded under the 1994 Long-Term Incentive Plan ("1994 LTIP") to executive officers and are generally exercisable at the following prices: 40% at $18, 25% at $20, 15% at $22, 10% at $24 and 10% at $26. In addition, 175,000 1994 Premium SARs were awarded to A. Kurt Renick, an executive officer of Riverwood, under the 1994 LTIP and are exercisable at the following prices: 40% at $24, 25% at $25 and 35% at $26. All other outstanding Premium SARs held by executive officers (including those granted under the 1992 Long-Term Incentive Plan (the "1992 LTIP")) are exercisable at $26, except for 48,750 Premium SARs for Mr. Hart (60% at $22 and 40% at $24), 141,000 Premium SARs for Mr. Orta (31% at $18, 34% at
     $20, 21% at $22 and 14% at $24), 62,500 Premium SARs for Mr. Pichon (22% at $20, 47% at $22, and 31% at $24), 26,300 Premium SARs for Mr. McCauley (20% at $18 and 80% at $22) and 122,150 Premium SARs for all other current executive officers as a group (64% at $24 and 36% at $25).

(3) 1993 Premium SARs were awarded under the 1992 LTIP and were exercisable at $18 per Premium SAR. 1993 Premium SARs were fully vested upon grant and are exercisable through March 5, 2003.

(4) Restricted Stock Units were awarded to executive officers under the 1992 LTIP as of March 12, 1993 and June 1, 1995. These units entitle the holder to a payment in cash or stock, at the discretion of the Riverwood Compensation Committee, equal to the number of such units granted times the average of the high and low price of the Riverwood Common Stock as of the payment date. All Restricted Stock Units are fully vested and were originally payable in February 1996, except for those of two executive officers. Except for executive officers, whose restricted stock did not vest on January 1, 1996, and Messrs. Pichon and McCauley, all current executive officers elected to defer payment of the value of the units until the earlier of (i) May 1, 1996 and (ii) ten business days following the Effective Time in connection with the opportunity to purchase shares of Holding Common Stock, and to participate in all features of a new Holding equity incentive plan as described below. It is currently contemplated that the Restricted Stock Units held by such officers and others making the deferral elections will be valued at the Merger Consideration for purposes of acquiring Holding Common Stock, in lieu of the December 29, 1995 average stock price of $19.0625 otherwise payable pursuant to the 1992 LTIP. Messrs. Pichon and McCauley each received payments in February 1996 in respect of all their outstanding Restricted Stock Units (including immaterial cash credits with respect to 1995 dividend equivalents), of $126,286 for 6,624 units and of $309,795 for 16,251 units, respectively, based on the average stock price on December 29, 1995 of $19.0625.

(5) Represents the value of the Awards at the Merger Consideration. The accelerated vesting of, and cash payments made under, the Awards will be accounted for in connection with the Merger.

(6)  Mr. Pichon resigned as of February 9, 1996.

    On August 16, 1995, Mr. Pichon exercised 50,600 1993 Premium SARs and on September 21, 1995 he exercised 113,000 1994 Premium SARs for an aggregate cash payment of $1,122,425. On September 21, 1995, Mr. Johnson exercised 113,500 1993 Premium SARs, 25,400 1993 Replacement SARs and 607,500 1994 Premium SARs for an aggregate cash payment of $4,371,316. Mr. Hart exercised 39,800 1993 Premium SARs, 9,400 1993 Replacement SARs and 50,000 1994 Premium SARs on September 21, 1995, and exercised 76,750 1994 Premium SARs on September 25, 1995 for a total aggregate cash payment of $1,141,140. Mr. Orta exercised 78,000 1994 Premium SARs on September 21, 1995 for an aggregate cash payment of $565,500. Mr. McCauley exercised 15,800 Replacement SARs and 105,000 1994 Premium SARs on September 21, 1995 for an aggregate cash payment of $788,618. Other executive officers of Riverwood exercised 43,700 1993 Premium SARs and 145,600 1994 Premium SARs on September 21, 1995, 14,000 1994 Premium SARs on September 22, 1995, and 33,600 1994 Premium SARs on September 25, 1995 for a total aggregate cash payment of $1,348,275.

    Holding and Parent anticipate that certain executive officers currently holding Awards are expected to forgo payment of a portion of the cash payments from Riverwood upon the Effective Time under the Merger Agreement with respect to such executive officer's Awards (see "-- The Merger Agreement; PAYMENTS UNDER CERTAIN AWARDS") and to have the opportunity to participate at a higher level in the equity grants expected to be made available by Holding shortly following the Merger, as described below. Participating executive officers will receive a deferred compensation commencement bonus and, shortly following the Merger, will be given the opportunity to convert such bonus into a deferred stock award for a number of shares of Holding Common Stock equal to the quotient obtained by dividing the amount of such commencement bonus by the price per share of Holding Common Stock paid by the members of the CDR Group in their initial purchase of Holding Common Stock (the "Holding Deferred Stock"). The grant of Holding Deferred Stock is subject to the negotiation and execution of definitive agreements with respect thereto.

    Each of the executive officers of Riverwood (other than Messrs. Stephens and Von Wald) have in effect three-year employment agreements with Riverwood that provide for lump sum separation payments upon any termination of employment other than termination (i) for "cause" as defined in the employment agreements,
(ii) as a result of voluntary resignation without "good reason," as defined in the employment agreements or (iii) as a result of death, disability or retirement. For each executive officer, prior to a "change in control," as defined in the employment agreements, separation payments under the agreements generally would equal two times the officer's annual salary plus one full year's bonus at target levels of performance under Riverwood's Annual Incentive Compensation Plan and certain other benefits. Following a change in control, the definitions of "cause" and "good reason" are liberalized and, upon termination other than (i) for "cause," (ii) as a result of voluntary resignation without "good reason," or (iii) as a result of death, disability or retirement, subject to a cap in certain circumstances in connection with the "golden parachute" tax rules, benefits and payments are increased and include two years' annual salary, two years' target annual bonus, a PRO RATA portion of the target annual bonus for the year of termination, two years' additional credit under Riverwood's Supplemental Retirement Plan, a payment equal to the cost of 36 months of welfare benefits and 24 months of continued perquisites. The Merger will constitute a change in control for the foregoing purposes.

    In addition, subject to certain limitations, if any of the executive officers is determined to be subject to excise tax under Section 4999 of the Code (the "Excise Tax") with respect to payments made pursuant to the foregoing paragraph, Riverwood has agreed to pay such executive an amount which, after taking into account any federal, state and local income tax, medicare payroll deduction and excise tax upon such amount, shall be equal to the amount of the Excise Tax. Riverwood does not expect any such payments to be required in connection with the Merger.

    Pursuant to the Merger Agreement, Parent and the Purchaser have agreed to cause the Surviving Corporation to honor the employment, severance and other agreements of Riverwood or its subsidiaries in effect on the date of the Merger Agreement with any employee, officer, director or executive or former employee, officer or executive of Riverwood or any subsidiary thereof. Parent has also agreed to cause the Surviving Corporation to continue to maintain, for a period of one year after the Effective Time, employee benefit, incentive compensation and welfare plans, programs and policies for the benefit of employees of Riverwood and its subsidiaries, which in the aggregate provide benefits that are substantially comparable to those provided to them under such plans on the date of the Merger Agreement. Parent has also agreed to cause the Surviving Corporation to continue to pay for one year following the Effective Time salaried and nonunion hourly employees base salary or hourly rates of pay that are substantially equivalent to those paid immediately prior to the Effective Time and, in the event of any qualifying termination of employment within one year following the Effective Time, to pay severance benefits that are generally comparable to the severance benefits payable pursuant to the terms of the Company's plans in effect on the date of the Merger Agreement. See "-- The Merger Agreement; EMPLOYEE MATTERS."

    Parent has advised Manville that it intends to negotiate new employment agreements with each of Messrs. Johnson, Robert C. Hart, Octavio Orta and Frank
R. McCauley (each a "Senior Executive" and collectively, the "Senior Executives") that will provide for an employment term of five years for Messrs. Johnson and Orta and three years for the other Senior Executives. Each agreement will provide the Senior Executive with the opportunity to purchase a specified number of shares of Holding Common Stock and to receive a grant of options to purchase additional shares of Holding Common Stock and a grant of a deferred compensation bonus which each of the Senior Executives may, following the closing of the Merger, elect to convert to Holding stock units. The employment agreements will also provide that, in the event of a termination of any such Senior Executive's employment by Riverwood without "cause" (as defined in the employment agreements) or by the Senior Executive for "good reason" (as so defined), the Senior Executive will be entitled to continued salary and welfare benefits, for a period equal to the greatest of (x) one year, (y) the balance of the employment term or (z) the expiration of the number of months equal to the numbers of years of the completed service credited to the Senior Executives as of the date of termination, and a PRO RATA incentive bonus for the year of termination. The agreements will also contain certain noncompetition and nonsolicitation provisions and will provide for the termination of the existing employment agreements described above and the forfeiture of all or a portion of the cash payments otherwise due upon the consummation of the Merger in respect of the Restricted Stock Units currently held by the Senior Executives.

    Pursuant to the Merger Agreement, Parent has agreed to indemnify present and former employees, agents, directors and officers of Riverwood or any of its subsidiaries against any claim, liability, loss, damage, cost or expense arising out of any matter existing or occurring at or prior to the Effective Time to the fullest extent permitted by applicable law. Parent has also agreed to, or cause the Surviving Corporation to, maintain policies of directors' and officers' liability insurance equivalent to current policies of Riverwood, subject to certain limitations, for six years after the Effective Time.

    Riverwood has adopted a retirement program for non-employee directors of Riverwood (except for Mr. Stephens) which provides for continued payment of the annual retainer in effect at the time of the director's retirement. If the director has served as a director of Riverwood for five or more years and has attained age 70, continued payment of the retainer is for life. If the retiring director has served as a director for five or more years but has not attained age 70, the retainer continues for a period of years equal to the number of years of service or for life, whichever is less. No retirement benefits are paid to any director retiring with less than five years of service, except in the event of a change in control, which would occur at the Effective Time. None of the directors of Riverwood has served as a director of Riverwood for five or more years or has attained age 70. Mr. Markey has been a director since 1993 and all other directors have been directors since 1992. As a result of the Merger, each of the non-employee directors (other than Mr. Stephens) will be credited with the number of years of service necessary to bring the total number of such director's total number of years of service to five for the purposes of the retirement program. Accordingly, each of the non-employee directors of Riverwood (other than Mr. Stephens and any director who becomes a director of the Surviving Corporation) will, at the Effective Time, be entitled to receive the annual retainer in effect at the Effective Time (currently $25,000) for a five-year period or for life, whichever is less, which will result in aggregate payments of up to $1,250,000. This expense will be recognized by Riverwood in connection with the accounting for the Merger.

    Holding and Parent have advised Manville that, in connection with the Merger, Holding expects to adopt an equity incentive plan (the "Equity Incentive Plan") providing for the sale of Holding Common Stock and the grant of options and deferred stock units with respect to up to an aggregate of 690,000 shares of Holding Common Stock. Approximately 15 members of Riverwood's senior executive group (the "Senior Management Investors"), which includes Mr. Johnson, will be given the opportunity to purchase up to an aggregate of 90,000 shares, or approximately $9.0 million, of Holding Common Stock, reduced by the amount of any Holding Deferred Stock granted to the Senior Management Investors, and will receive options to purchase up to an aggregate additional amount of 270,000 shares, or approximately $27.0 million, of Holding Common Stock. It is also expected that approximately 89 other key employees of Riverwood (together with the Senior Management Investors, the "Management Investors") will have the opportunity to purchase up to an aggregate of 110,000 shares, or approximately $11.0 million of Holding Common Stock, reduced by the amount of any Holding Deferred Stock granted to such other Management Investors, and will receive options to purchase up to an aggregate additional amount of 220,000 shares, or approximately $22.0 million, of Holding Common Stock. A portion of the options granted under the plan (including one third of the options granted to the Senior Executives) will provide for accelerated vesting if certain performance criteria are met. It is also expected that deferred compensation bonuses in an aggregate amount not exceeding approximately $7.2 million will be granted under the Equity Incentive Plan to certain Management Investors (including the Senior Executives) on the closing of the Merger and that, shortly following the closing of the Merger, such Management Investors will have the opportunity to convert all or a portion of such bonuses into Holding stock units. Holding and Parent have advised Riverwood that the equity that the Management Investors will have the opportunity to purchase or to receive in lieu of the Merger Consideration, together with amounts which may be issued in the future to certain employee benefit plans, will represent up to approximately 9% of the outstanding Holding Common Stock on a fully diluted basis following the Merger. See "-- Certain Information Concerning Holding, Parent and the Purchaser; OWNERSHIP OF HOLDING COMMON STOCK AT THE EFFECTIVE TIME." All such Holding Common Stock will be purchased by the Management Investors at a per share purchase price equal to the per share price paid by the members of the CDR Group in their initial purchase of Holding Common Stock. A portion of the cash purchase price to be paid for the stock purchased by certain Management Investors may be financed by loans from Chemical Bank on customary terms. To help those purchasers obtain a more favorable rate and more favorable terms for such financing, the Surviving Corporation may guarantee such indebtedness in an amount up to $10 million. The vesting of all such options will generally be subject to the completion by each Management Investor of a minimum period of service or attainment by Parent as the surviving corporation in the Subsequent Merger of certain performance objectives.

    Certain Management Investors are also expected to have the opportunity to convert all or a portion of deferred compensation bonuses granted to them on the closing of the Merger into stock units with respect to Holding Common Stock pursuant to separate deferred stock unit agreements. Parent has advised Riverwood that participation by the Management Investors in the foregoing Holding Equity Incentive Plan will be subject to negotiation and execution of definitive agreements, including satisfactory employment agreements. The subscription agreements and the deferred stock unit agreements are expected to grant Holding successive rights to purchase shares or units held by each Management Investor upon the termination of his or her employment for any reason. In the event of death, disability, retirement at normal retirement age or termination of employment without "cause" (as defined in the subscription agreements) or, in the case of certain senior Management Investors, termination of employment by such Management Investor for "good reason" (as defined in

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
the subscription agreements), each Management Investor is expected to have the right to require Holding to purchase all of his or her shares or units at the fair market value of such shares (or the shares underlying units) generally as of the date of termination, such fair market value to be determined by the Board of Directors of Holding. In the event of the termination of employment for "cause," Holding is expected to have the right to purchase the Management Investors' shares or deferred stock units at a price equal to the lesser of cost (or, in the case of deferred stock units, the amount of the deferred compensation bonus converted) and fair market value, although the Management Investor will have no option to require the purchase of the shares or deferred stock units by Holding. Any purchase to be made by Holding pursuant to these provisions will be deferred if Holding or any of its subsidiaries is in default of any provisions under any financing arrangements, or if such purchase will result in any such default or be prohibited by applicable law. Shares of Holding Common Stock held by Management Investors will also be subject to certain restrictions on transfer, including a right of refusal on the part of Holding in the event of a proposed transfer, which must be pursuant to a BONA FIDE written cash offer open by its terms for at last 60 days. All deferred stock units and options will be nontransferable. The various sale rights and transfer restrictions with respect to shares of Holding Common Stock and deferred stock units held by Management Investors will terminate in the event of an underwritten public offering of Holding Common Stock led by an underwriter of national recognized standing.

    Pursuant to a Registration and Participation Agreement to be entered into in connection with the sale of Holding Common Stock (the "Registration and Participation Agreement"), the equity investors and certain Management Investors who are "accredited investors" will have the right to participate in subsequent offerings of Holding Common Stock to any initial equity investor, including CDR Fund V, and certain other investors on the same terms and conditions in order to maintain their PRO RATA interests in Holding Common Stock.

    MANVILLE CORPORATION. Pursuant to the Merger Agreement, Riverwood will pay all amounts due and payable to Manville under certain intercompany agreements for services performed or expenses incurred prior to the Effective Time in accordance with past practice. In addition, a certain Promissory Note, dated November 30, 1994, by Riverwood International, B.V., a subsidiary of Riverwood, to Manville in the amount of $12,573,469 plus accrued interest will be repaid in full on the closing date of the Merger.

    Pursuant to the Merger Agreement, Manville has agreed to provide transition services to the Surviving Corporation in the areas of auto leasing, internal audit and telephone service pursuant to an agreement to be entered into between Manville and Riverwood. Manville will provide these services for 90 days (180 days for the telephone service) following the Effective Time at Manville's fully allocated cost, without markup.

    The Merger Agreement provides that, at the Effective Time, the Purchaser will pay to Manville, by wire transfer to an account designated by Manville, an amount equal to the Merger Consideration multiplied by the number of shares of Riverwood Common Stock beneficially owned by Manville, net of applicable withholding taxes.

    Each of the executive officers of Manville (including Messrs. Stephens and Von Wald, who are also executive officers of Riverwood) has in effect a three-year employment agreement with Manville that provides for lump sum separation payments upon any termination of employment other than termination
(i) for "cause" as defined in the employment agreements, (ii) as a result of voluntary resignation without "good reason," as defined in the employment agreements or (iii) as a result of death, disability or retirement. For each executive officer of Manville, prior to a "change in control," as defined in the employment agreements, separation payments under the agreements generally would equal two times the officer's annual salary plus one full year's bonus at target levels of performance under Manville's Annual Incentive Compensation Plan and certain other benefits. Following a change in control, the definitions of "cause" and "good reason" are liberalized and, upon termination other than (i) for "cause," (ii) as a result of voluntary resignation without "good reason," or
(iii) as a result

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
of death, disability or retirement, subject to a cap in the case of Manville executive officers (other than Messrs. Stephens and Von Wald) in certain circumstances to limit any loss of tax deductions by Manville on account of the "golden parachute" tax rules, benefits and payments are increased and include two years' annual salary, two years' target annual bonus, a PRO RATA portion of the target annual bonus for the year of termination, two years' additional credit in certain cases under Manville's Supplemental Retirement Plan, a payment equal to the cost of 36 months of welfare benefits and 24 months of continued perquisites. The Merger will constitute a change in control and may result in good reason for the foregoing purposes. Manville will be responsible for the payment of any amounts required to be paid pursuant to the agreements between Manville and its executive officers.

    Manville has entered into supplemental retirement agreements with Messrs. Stephens and Von Wald that provide for Manville to pay each upon termination of employment a lump sum benefit (the "Supplemental Benefit") equal to the present value of a single life annuity commencing at the time of such termination ranging from 30% to 60% of his highest average base salary plus cash bonus for three consecutive years during the preceding ten years ("Average Pay"), offset by amounts payable under Manville's retirement plan plus certain other amounts, including vested restricted stock awards made during 1994 of 340,000 shares and 150,000 shares, respectively, and cash payments made during 1994 of $1,300,000 and $500,000, respectively, and other payments previously made and to be made in connection with the executives' retirement arrangements. The 1994 restricted stock awards have a five-year vesting schedule, subject to accelerated vesting upon a change in control, and had fair market values on the date of grant of $3,099,100 and $1,367,250, respectively. The vesting of the restricted stock and payment of dividends thereon are subject to a cap related to the supplemental retirement arrangements. If termination occurs (i) after attaining age 62, (ii) without cause, (iii) for "good reason," (iv) for death or "disability" or (v) after the occurrence of a change in control, the Supplemental Benefit will be 60% of Average Pay, and will be increased to compensate for the impact of the timing of taxation of the Supplemental Benefit (and the offsets thereto) as compared with the tax treatment of a single life annuity. The Merger will constitute a change in control and may result in good reason for the foregoing purposes.

    On October 3, 1995, Manville also entered into agreements with each of the executive officers of Manville (including Messrs. Stephens and Von Wald, who are also executive officers of Riverwood) relating to cancellation of their performance units granted under Manville's Long-Term Cash Incentive Plan. In consideration of the cancellation of the performance units, the Manville executive officers are, subject to certain conditions, each entitled to payments equal to the amount of any dividends paid with respect to the Common Stock, up to $0.84 per unit. In connection with the Dividend, Messrs. Stephens and Von Wald will be entitled to receive $403,200 and $70,560, respectively. A previous accrual for the performance units for all executives, which totaled approximately $620,000, was replaced by a comparable accrual for the consideration for the cancellation of the performance units. Accordingly, there is no net change in Manville's accrued compensation expense for 1995. See "THE EXCHANGE -- Profit Sharing Exchange Agreement" and "INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO MANVILLE OF THE RIVERWOOD DISPOSITION

    Pursuant to the Tax Matters Agreement, Manville and Parent will take such actions as may be required to treat the Merger as a taxable sale of the assets of Riverwood and its subsidiaries under Section 338(h)(10) of the Code. As a consequence, Manville will recognize no gain or loss on the sale of its shares of Riverwood Common Stock but will be required to pay any consolidated federal and combined (but not stand-alone) state income taxes associated with the gain on the deemed sale of all of the assets of Riverwood and its subsidiaries. Manville is generally entitled to deduct court-approved transfers to the PI Trust and will be entitled to a deduction to the extent that it transfers funds to the PI Trust pursuant to the Dividend. Any such deduction, and other available tax attributes, may offset a significant portion of the consolidated federal and combined state income taxes associated with the deemed sale of the assets of Riverwood and its subsidiaries.

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
ACCOUNTING TREATMENT OF THE RIVERWOOD DISPOSITION

    The Riverwood Disposition will be accounted for in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Effects of Disposal of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB No. 30"). Pursuant to APB No. 30, operations of Riverwood will be treated as discontinued operations and will be reported separately from continuing operations as a component of income before extraordinary items in Manville's consolidated statement of income. Additionally, the related gain from the Riverwood Disposition at September 30, 1995, estimated to be $112.8 million, net of taxes, will be reported in conjunction with such results of discontinued operations when the Riverwood Disposition is consummated.

CERTAIN APPROVALS

    Certain federal, state and foreign regulatory requirements must be complied with before the Merger is consummated. The Company is not aware, and Riverwood and Holding have advised the Company that they are not aware, of any other governmental consents or approvals that are required prior to the parties' consummation of the Merger other than those described below. It is presently contemplated that if such additional governmental consents and approvals are required, such consents and approvals will be sought. There can be no assurance, however, that any such additional consents or approvals will be obtained.

    HSR ACT. The formation of Holding is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations thereunder, which provide that certain acquisition transactions may not be consummated until certain information has been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and until certain waiting periods have been terminated or have expired. Certain investors in Holding were therefore required to file Notification and Report Forms, which forms were filed with the Antitrust Division and the FTC on January 31, 1996. The waiting period under the HSR Act will expire on March 1, 1996, unless earlier terminated or unless additional information is requested from the investors.

    The expiration or termination of the HSR waiting period does not preclude the Antitrust Division, the FTC or any state from challenging the Merger on antitrust grounds either before or after the waiting period has expired or been terminated. Accordingly, at any time before or after the Effective Time, the Antitrust Division, the FTC or any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest, or certain other persons, including private parties, could take action under the antitrust laws. Such action could include seeking to enjoin the Merger.
Riverwood and Holding have advised the Company that based on information available to them, Parent and Riverwood believe that the Merger can be effected in compliance with federal and state antitrust laws. There can be no assurance, however, that a challenge to the Merger will not be made or that, if such a challenge is made, Holding and Riverwood will prevail.

    FOREIGN REGULATORY MATTERS. Riverwood, directly or through subsidiaries, owns properties and conducts business operations in a number of foreign countries. In connection with the Merger, the laws of certain of these foreign countries may require the filing of information or documents with governmental authorities therein. Riverwood, Holding, Parent and the Purchaser have informed the Company that they intend to comply with all relevant filing requirements of these jurisdictions. They have further advised that they do not expect such foreign government approvals and notifications to affect the timing of or the ability to effect the consummation of the Merger; however, there can be no assurances with respect thereto.

    OTHER APPROVALS. In addition to the regulatory approvals described above, the Merger, and Manville's obligation to vote its shares of Riverwood Common Stock in favor of the Merger Agreement pursuant to the terms of the Voting and Indemnification Agreement, are conditioned on the receipt by Manville of the consent or waiver, as the case may be, of the PI Trust under (i) the Agreement, dated as

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
of June 24, 1992, between Manville and the PI Trust, (ii) the Supplemental Agreement and (iii) the PD Supplemental Agreement. The PI Trust has not advised Manville as to whether it intends to grant such consents or waivers.

THE MERGER AGREEMENT

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT NOT SUMMARIZED ELSEWHERE IN THIS PROXY STATEMENT. THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY AND TO CONSIDER IT CAREFULLY.

    EFFECTIVE TIME

    The Merger will become effective, and the Effective Time will occur, upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL or at such later time as is agreed upon by Parent, the Purchaser and Riverwood and specified in such certificate. Such filing will be made on or as promptly as practicable following the closing date under the Merger Agreement, which will take place not later than the second business day after the satisfaction or waiver of all of the conditions set forth in the Merger Agreement, or such other time as agreed to in writing by Riverwood, Parent and the Purchaser (the "Merger Closing Date"). There can be no assurance as to if or when the Merger will be consummated. If the Merger has not been consummated on or prior to March 31, 1996, or such other date, if any, as Parent and Riverwood shall agree upon, the Merger Agreement may be terminated by either Riverwood or Parent and the Purchaser, unless the failure to consummate the Merger by such date is due to the failure of the party seeking to terminate the Merger Agreement to fulfill any obligation under the Merger Agreement. See "-- CONDITIONS TO CONSUMMATION OF THE MERGER" and "-- TERMINATION."

    MERGER CONSIDERATION; CONVERSION OF SHARES

    At the Effective Time, each share of Riverwood Common Stock (other than shares as to which dissenters' rights have been duly asserted and perfected under the DGCL and shares held by Riverwood, Parent, the Purchaser or any other subsidiary of Parent) will be converted into the right to receive the Merger Consideration upon surrender of the certificate formerly representing such share of Common Stock. All such shares of Riverwood Common Stock, when so converted, will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing any such shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such certificate.

    All shares of Common Stock that are held by Riverwood as treasury stock and any shares of Riverwood Common Stock owned by Parent, the Purchaser or any other subsidiary of Parent will be cancelled and retired and will cease to exist and no Merger Consideration will be delivered in exchange therefor.

    PAYMENTS UNDER CERTAIN AWARDS

    Except as Parent or the Purchaser and the holder of an Award (as defined below) otherwise agree (including to the extent that the holder of an Award receives from the Surviving Corporation a grant of Rollover Common Stock (see "-- Interests of Certain Persons in the Merger; Potential Conflicts of Interest")), Riverwood will take all actions necessary to provide that, upon the Effective Time, (i) each outstanding restricted stock unit ("Restricted Stock Units") or stock appreciation right (including any Premium, Option Replacement or SAR Replacement stock appreciation right) ("SARs" and, together with the Restricted Stock Units, the "Awards") outstanding under either Riverwood's 1992 Long-Term Incentive Plan or 1994 Long-Term Incentive Plan (together, the "Option Plans"), whether or not then exercisable or vested, will become fully exercisable and vested, (ii) each Award of an SAR which is then outstanding will be cancelled and each Award of a Restricted Stock Unit which is then outstanding will be repurchased and (iii) in consideration of such cancellation or repurchase, as the case may be, Riverwood will pay to the holder of each such Award an amount in respect thereof equal

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to the product of  (A) the Applicable  Amount, multiplied by  (B) the number  of units subject thereto (such payment to be net of applicable withholding taxes). The term "Applicable Amount" means (i) in the case of Awards of Restricted Stock Units, the Merger Consideration or (ii) in the case of Awards of SARs, the excess of (A) (1) with respect to Awards of SARs granted under the 1994 Long-Term Incentive Plan, the greater of the Merger Consideration or the highest price of a share of Riverwood Common Stock (as determined by the committee administering the 1994 Long-Term Incentive Plan) paid in a BONA FIDE transaction during the 60-day period preceding and including the Effective Time or (2) with respect to all Awards of SARs other than those specified in clause (ii)(A)(1), the Merger Consideration, over (B) the applicable grant price of each such Award.

    CERTAIN REPRESENTATIONS AND WARRANTIES

    RIVERWOOD. Pursuant to the Merger Agreement, Riverwood has made representations and warranties regarding, among other things, (i) Riverwood's organization, existence and qualification to do business and similar corporate matters, (ii) Riverwood's capitalization, (iii) Riverwood's authority to enter into and perform its obligations under the Merger Agreement, (iv) the absence of conflict of the Merger Agreement and the transactions contemplated thereby with Riverwood's Restated Certificate of Incorporation, By-Laws, certain agreements and applicable laws, (v) certain governmental consents and approvals, (vi)
certain  filings with  the SEC and  the financial  statements contained therein,
(vii) the absence of material adverse changes, (viii) the absence of undisclosed liabilities, (ix) the accuracy of information contained in the Riverwood Proxy Statement and certain other SEC filings relating to the transactions contemplated by the Merger Agreement, (x) employee benefits matters, (xi) litigation and compliance with law, (xii) intellectual property, (xiii) certain identified and material contracts, (xiv) taxes, (xv) environmental matters,
(xvi) the required vote of Riverwood's stockholders in connection with approval of the Merger Agreement and the transactions contemplated thereby, (xvii) brokers' fees, (xviii) opinions of Riverwood's financial advisors, (xix) assets,
(xx) real property, (xxi) insurance, (xxii) labor matters, (xxiii) the absence of claims arising from Riverwood's affiliation with the Company and (xxiv) transactions with the Company and its affiliates other than Riverwood and its subsidiaries.

    PARENT AND THE PURCHASER. Pursuant to the Merger Agreement, Parent and the Purchaser have made representations and warranties regarding, among other things, (i) Parent's and the Purchaser's organization, existence and qualification to do business and similar corporate matters, (ii) Parent's and the Purchaser's authority to enter into and perform their respective obligations under the Merger Agreement, (iii) the absence of conflict of the Merger Agreement and the transactions contemplated thereby with Parent's and the Purchaser's respective certificates of incorporation, by-laws, certain agreements and applicable laws, (iv) certain governmental consents and approvals, (v) the accuracy of information, supplied by Parent and the Purchaser, contained in the proxy statement distributed to holders of Riverwood Common Stock in connection with the special meeting of Riverwood stockholders called to consider and vote upon the Merger and certain other SEC filings relating to the transactions contemplated by the Merger Agreement, (vi) financing to pay the Merger Consideration and perform their obligations under the Merger Agreement, (vii) Parent and the Purchaser not owning more than one percent of Riverwood Common Stock, (viii) the Purchaser not having engaged in any prior material business or activity or having material obligations or liabilities, (ix) brokers' fees and (x) the solvency of the Surviving Corporation after the Merger.

    CONDUCT OF BUSINESS PENDING THE CLOSING

    The Merger Agreement provides that, except as otherwise permitted or required therein, required by applicable law or agreed to in writing by Parent, after the date of the Merger Agreement and prior to the Effective Time:

        (a) each of Riverwood and its subsidiaries will conduct its business only in the ordinary course consistent with past practice and, to the extent consistent therewith, each of Riverwood and its subsidiaries will use its reasonable efforts to preserve its business organization and the business organization of its subsidiaries intact and maintain existing relations with customers, suppliers, employees and creditors;

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
        (b) Riverwood will not amend its Restated Certificate of Incorporation or By-Laws;

        (c) Riverwood will not, with certain exceptions, declare, set aside or pay any dividend (other than regular quarterly dividends consistent with past practice and in no event exceeding $0.04 per share per quarter) or other distribution payable in cash, stock or property with respect to its capital stock; and neither Riverwood nor any of its subsidiaries will (i) issue, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class of Riverwood or any of its subsidiaries, other than issuances of shares of Riverwood Common Stock pursuant to securities, options, warrants, calls, commitments or rights existing at the date of the Merger Agreement and previously disclosed to the Purchaser in writing (including as disclosed in documents filed by Riverwood with the SEC); (ii) incur any long-term indebtedness (whether evidenced by a note or other instrument, pursuant to a financing lease, sale-leaseback transaction, or otherwise) or incur short-term indebtedness other than under lines of credit existing on the date of the Merger Agreement; (iii) redeem, purchase or otherwise acquire directly or indirectly any of its capital stock or other securities; or (iv) enter into or amend in any material respect certain identified and material contracts, except in the ordinary course of business consistent with past practice;

        (d) neither Riverwood nor any of its subsidiaries will (i) except for normal increases in the ordinary course of business consistent with past practice, grant any increase in the compensation or benefits payable or to become payable by Riverwood or any of its subsidiaries to any employee; (ii) adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under any bonus, incentive compensation, deferred compensation, severance, termination, change in control, retention, hospitalization or other medical, life, disability, insurance or other welfare, profit sharing, stock option, stock appreciation right, restricted stock or other equity-based, pension, retirement or other employee compensation or benefit plan, program agreement or arrangement; or (iii) enter into or amend in any material respect any employment or collective bargaining agreement or, except in accordance with the existing written policies of Riverwood or existing contracts or agreements, grant any severance or termination pay to any officer, director or employee of Riverwood or any of its subsidiaries;

        (e) neither Riverwood nor any of its subsidiaries will change the accounting principles used by it unless required by generally accepted accounting principles (or, if applicable with respect to subsidiaries, foreign generally accepted accounting principles);

        (f) neither Riverwood nor any of its subsidiaries will acquire by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire any assets of any other person (other than the purchase of assets from suppliers or vendors in the ordinary course of business consistent with past practice) for an amount that in the aggregate is material, individually or in the aggregate, to Riverwood and its subsidiaries, taken as a whole;

        (g) neither Riverwood nor any of its subsidiaries will sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, any of its properties and assets (real, personal or mixed, tangible or intangible), necessary for the conduct of, or otherwise material to, their business and operations as currently conducted, except in the ordinary course of business consistent with past practice;

        (h) neither Riverwood nor any of its subsidiaries shall release any third party from its obligations (i) under any existing standstill agreement or arrangement relating to an Acquisition Transaction (as defined below), unless the Riverwood Board determines in its good faith, reasonable judgment, after consultation with its counsel, that the failure to do so could reasonably be expected to constitute a breach of the Riverwood Board's fiduciary duties under applicable law, or

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    (ii) otherwise under any confidentiality or other similar agreement,  except
    for   modifications  of  any  such  obligations  under  existing  commercial arrangements in the ordinary course of business consistent with past practice;

        (i)   Riverwood  and   its  subsidiaries  will   not  mortgage,  pledge,
    hypothecate, grant any security interest in, or otherwise subject to any other lien other than certain permitted liens, any of their assets;

        (j) neither Riverwood nor any of its subsidiaries will, with certain exceptions, compromise, settle, grant any waiver or release relating to or otherwise adjust any litigation, except for any such compromise, settlement, waiver, release or adjustment in the ordinary course of business consistent with past practice, or involving a payment by Riverwood or any of its subsidiaries not in excess of $2,000,000 in the aggregate; and

        (k) neither Riverwood nor any of its subsidiaries will enter into an agreement, contract, commitment or arrangement to do any of the foregoing.

    NO SOLICITATION OF PROPOSALS

    The Merger Agreement prohibits Riverwood and its subsidiaries from, directly or indirectly through their respective officers, directors, employees or agents or any investment banker, financial advisor, attorney, accountant or other representative retained by Riverwood or any of its subsidiaries, (i) initiating or soliciting from, or encouraging the making by, any third party of an Acquisition Proposal (as defined below) or (ii) except as permitted below, engaging in negotiations or discussions with, or furnishing any information or data to, any third party relating to an Acquisition Proposal (other than the transactions contemplated by the Merger Agreement). Notwithstanding clause (ii) of the foregoing sentence, Riverwood and its subsidiaries and their respective boards of directors and representatives (i) may participate in negotiations or discussions (including, as a part thereof, making any counterproposal) with or furnish information or data to any third party if the Riverwood Board determines in its good faith, reasonable judgment, after consultation with its counsel, that the failure to participate in such discussions or negotiations or to furnish such information could reasonably be expected to constitute a breach of the Riverwood Board's fiduciary duties under applicable law, and (ii) shall be permitted to (A) take and disclose to Riverwood's stockholders a position with respect to the Merger or another Acquisition Proposal, or amend or withdraw such position, pursuant to Rules 14d-9 and 14e-2 under the Exchange Act or (B) make disclosure to Riverwood's stockholders, if the Riverwood Board determines in its good faith, reasonable judgment, after consultation with its counsel, that failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law.

    Riverwood has agreed in the Merger Agreement to advise Parent immediately in writing of the receipt of any inquiries or proposals relating to an Acquisition Proposal and any actions taken pursuant to the preceding paragraph, specifying the material terms and conditions of such Acquisition Proposal and identifying the person making such Acquisition Proposal. If any such inquiry or proposal is in writing, Riverwood will promptly deliver to Parent a copy of such inquiry or proposal, unless the Riverwood Board determines in its good faith, reasonable judgment, after consultation with its counsel, that taking such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law.

    The term "Acquisition Proposal" means any inquiry or proposal made by a third party relating to, or that could reasonably be expected to lead to, an Acquisition Transaction, and (ii) "Acquisition Transaction" means (other than the transactions contemplated by the Merger Agreement) (A) a merger, consolidation or other business combination, share exchange, sale of shares of capital stock, tender offer or exchange offer or similar transaction involving Riverwood or any of its subsidiaries, (B) the acquisition in any manner, directly or indirectly, of a material interest in any voting securities of, or a material equity interest in a substantial portion of the assets of, Riverwood or any of its subsidiaries, including any single or multi-step transaction or series of related transactions which is

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
structured to permit a third party to acquire beneficial ownership of a majority or greater equity interest in Riverwood, or (C) the acquisition in any manner, directly or indirectly, of any material portion of the business or assets of Riverwood.

    EMPLOYEE MATTERS

    Parent and the Purchaser have agreed in the Merger Agreement to honor, and have agreed to cause the Surviving Corporation to honor, and to make required payments when due under, all contracts and agreements of Riverwood and its subsidiaries in effect as of the date of the Merger Agreement with any employee, officer, director or executive or former employee, officer or executive of Riverwood or any subsidiary thereof, including any such compensation, employment and employee or director agreements in existence as of the date of the Merger Agreement.

    In addition to the foregoing, Parent has agreed in the Merger Agreement that for a period of one year immediately following the Effective Time, it will, or will cause the Surviving Corporation to, continue to maintain employee benefit, incentive compensation and welfare plans, programs and policies for the benefit of employees of Riverwood and its subsidiaries, which in the aggregate provide benefits that are substantially comparable to those provided to them under such plans on the date of the Merger Agreement.

    Parent and the Purchaser have agreed in the Merger Agreement that, with respect to each plan under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is intended to qualify under Section 401(a) of the Code and that provides for a variable match, each such plan will be continued until at least December 31, 1996, and the variable match in respect of 1996 will be determined using the actual performance of Riverwood and its subsidiaries for such year, but adjusted to exclude any extraordinary charges, expenses or other adjustments which result from or arise out of the transactions contemplated by the Merger Agreement.

    Parent has also agreed in the Merger Agreement that with respect to each incentive, bonus or profit sharing plan, program or arrangement that may be in effect for calendar year 1995 or 1996, the awards thereunder will be determined with respect to 1996 based upon the actual performance of Riverwood and its subsidiaries for such year, but adjusted to exclude any extraordinary charges, expenses or other adjustments which result from or arise out of the transactions contemplated under the Merger Agreement. Unless otherwise required by the Merger Agreement, payment to participating employees under any such plan, program or arrangement shall be made in accordance with the terms of such plan, program or arrangement.

    To the extent required by applicable law or any applicable agreement, Parent also will recognize any union recognized by Riverwood or its subsidiaries at the Effective Time and will assume the terms of any collective bargaining agreement in effect with such union, and will, or will cause the Surviving Corporation to, honor without modification all collective bargaining agreements as in effect at the Effective Time.

    CERTAIN OTHER COVENANTS

    CERTAIN REVIEWS. The Merger Agreement provides that until the Effective Time, Parent, its authorized representatives, and Dames & Moore (the
"Environmental Consultant"), will have reasonable access to the operations, properties, assets, books, records and personnel of Riverwood and each of its subsidiaries for the purpose of conducting an evaluation and review, and related written report thereon, concerning environmental aspects of the past and present activities and operations of Riverwood and its subsidiaries and their respective predecessors, including as to the use or condition of properties or assets of any of them or of any other person and as to compliance with applicable environmental laws (such evaluation and review, and the related written report thereon, being referred to herein as the "Environmental Assessment"). The Merger Agreement also provides that before January 3, 1996, Parent and its outside patent counsel will have the right to perform legal due diligence with respect to (i) the validity and enforceability of certain intellectual property of Riverwood and its subsidiaries and (ii) whether the conduct of the business of Riverwood and its subsidiaries may infringe or otherwise conflict with the intellectual property of any other person (the "Patent Review"), in each case as Parent shall deem appropriate.

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
    PUBLICITY. The Merger Agreement also provides that no party to the Merger Agreement will issue or cause the publication of any press release or other announcement with respect to the Merger, the Merger Agreement or the other transactions contemplated thereby without the prior consultation of the other parties, except as may be required by law or by any listing agreement with a national securities exchange if all reasonable efforts have been made to consult with the other parties.

    CERTAIN AGREEMENTS. Pursuant to the Merger Agreement, Riverwood will pay all amounts due and payable to Manville under certain intercompany agreements for services performed or expenses incurred prior to the Effective Time in accordance with past practice. In addition, a certain Promissory Note, dated November 30, 1994, by Riverwood International, B.V., a subsidiary of Riverwood, to Manville in the amount of $12,573,469 plus accrued interest will be repaid in full on the Merger Closing Date.

    Pursuant to the Merger Agreement, Manville has agreed to provide transition services to the Surviving Corporation in the areas of auto leasing, internal audit and telephone service pursuant to an agreement to be entered into between Manville and the Surviving Corporation. Manville will provide these services for 90 days (180 days for the telephone service) following the Effective Time at Manville's fully allocated cost, without markup.

    The Merger Agreement provides that the Purchaser will pay to Manville, by wire transfer to an account designated by Manville, an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock beneficially owned by Manville, net of applicable withholding taxes.

    OFFERS AND SOLICITATIONS OF CONSENT. Parent and the Purchaser have agreed in the Merger Agreement to use reasonable efforts to make, at their expense, tender offers (the "Offers") for all of the Outstanding Notes (as defined below) of Riverwood upon terms and subject to conditions to be determined by Parent and the Purchaser, and Riverwood has agreed to cooperate therewith. The Offers may be accompanied by such solicitations of consents from the holders of the Outstanding Notes as may be determined by the Purchaser to be necessary or appropriate, relating to certain amendments to the indentures under which each series of the Outstanding Notes was issued. In the event that any registration statement is required in connection with the Offers or such solicitations, Parent and the Purchaser will use reasonable efforts, at their expense, to prepare, file and cause to become effective any such registration statement, and Riverwood has agreed to cooperate therewith as the registrant thereunder. See "-- Source and Amount of Funds."

    On December 21, 1995, Riverwood, at the request of Parent, commenced tender offers for the Outstanding Notes, and Parent commenced solicitations of consent to amend the indentures that govern the Outstanding Notes to eliminate certain covenants and to provide waivers to permit consummation of the transactions contemplated by the Merger and the Subsequent Merger. Parent has advised Manville that, as of February 7, 1996, sufficient valid and unrevoked consents to effect the proposed amendments relating to the Outstanding Notes had been received, and on February 13, 1996, supplemental indentures providing for such proposed amendments with respect to each series of Outstanding Notes were executed.

    CONDITIONS TO CONSUMMATION OF THE MERGER

    RIVERWOOD, PARENT AND THE PURCHASER. The Merger Agreement provides that the obligation of each party to the Merger Agreement to effect the Merger is subject to the satisfaction on or prior to the Merger Closing Date of the following conditions (any or all of which may be waived by the parties thereto): (i) no statute, rule, order, decree or regulation (whether temporary, preliminary or permanent) shall have been enacted or promulgated by any federal, state, local or foreign court, legislative, executive or regulatory authority or agency (a "Governmental Entity") of competent jurisdiction which is in effect and has the effect of prohibiting the consummation of the Merger or making the

Merger illegal; (ii) no order or injunction (whether temporary, preliminary or permanent) of a Governmental Entity of competent jurisdiction shall be in effect precluding, restraining, enjoining or prohibiting consummation of the Merger and there shall be no suit, action, proceeding or investigation by a Governmental Entity seeking to restrain, enjoin or prohibit the Merger; (iii) the applicable waiting period under the HSR Act with respect to the actions contemplated by the Merger Agreement shall have expired or been terminated; (iv) other than filing the Certificate of Merger in accordance with the DGCL, all authorizations, consents and approvals of all Governmental Entities required to be obtained prior to consummation of the Merger shall have been obtained; (v) the Merger Agreement shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Riverwood Common Stock, the Merger shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock and all authorizations, consents and approvals of the PI Trust and the PD Trust, if any, shall have been obtained; (vi) the conditions to (A) the obligation of Manville to declare the Dividend and (B) certain obligations of Manville and the PI Trust under the Profit Sharing Exchange Agreement shall have each been satisfied or waived;
(vii) the Tax Matters Agreement shall be in full force and effect (see "-- Tax Matters Agreement"); (viii) the representations and warranties of each of the parties contained in the Merger Agreement shall be true and correct in all material respects at and as of the Effective Time; and (ix) each of the parties to the Merger Agreement shall have performed in all material respects its obligations under the Merger Agreement required to be performed at or prior to the Effective Time pursuant to the terms of the Merger Agreement.

    RIVERWOOD. The obligation of Riverwood to effect the Merger is further subject to the satisfaction at or prior to the Effective Time of the following conditions: (i) the Riverwood Board shall have received a letter from an appraisal firm engaged by Parent and the Purchaser relating to the solvency of the Surviving Corporation (the "Solvency Letter"); (ii) Riverwood shall have received (a) an opinion from counsel to Parent and the Purchaser, in form and substance reasonably satisfactory to Riverwood and (b) a certificate executed by a duly authorized officer of the Purchaser to the effect that the representations and warranties of Parent and the Purchaser are true and correct as of the Merger Closing Date and to the effect that each of Parent and the Purchaser has performed in all material respects its obligations under the Merger Agreement; and (iii) the terms and provisions of the definitive agreements relating to the Financing shall not have caused the Riverwood Board in the exercise of its good faith, reasonable judgment, after consultation with its counsel and financial advisor, to conclude that, notwithstanding the delivery of the Solvency Letter, Parent and the Purchaser's representation as to the solvency of Riverwood after giving effect of the Merger, the Financing and any other transaction contemplated in connection therewith is not true and correct in all material respects at and as of the Effective Time.

    PARENT AND THE PURCHASER. The obligations of Parent and the Purchaser to effect the Merger are further subject to the satisfaction at or prior to the Effective Time of the following conditions: (i) the representations and warranties of Manville contained in the Voting and Indemnification Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time; Manville shall have performed in all material respects each of its obligations under the Voting and Indemnification Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms thereof and the Voting and Indemnification Agreement shall be in full force and effect with respect to Manville (see "-- Voting and
Indemnification Agreement"); (ii) the Environmental Consultant shall have completed the Environmental Assessment relating to the business and operations of Riverwood and its subsidiaries and shall have submitted its report in respect thereof, which Environmental Assessment and report shall be satisfactory in scope and substance to Parent and the Purchaser in their reasonable judgment;
(iii) Parent and the Purchaser shall have completed financing arrangements, and entered into definitive financing agreements on terms satisfactory to them in their reasonable judgment, and shall have received funds thereunder sufficient to pay the Merger Consideration, repay or redeem all of the existing indebtedness (subject to certain exceptions) of Riverwood and its subsidiaries, and otherwise enable Parent and the Purchaser to consummate the transactions contemplated by the Merger Agreement; (iv) the Offers shall have been satisfactorily

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completed; (v)  certain other  indebtedness of  Riverwood and  its  subsidiaries shall have been repaid in full (at the Purchaser's expense), on terms satisfactory to Parent and the Purchaser in their reasonable judgment, and
Parent   and  the  Purchaser  shall  have   received  evidence  to  such  effect
satisfactory to them; (vi) the number of shares as to which dissenters' rights of appraisal have been duly asserted and perfected under the DGCL shall not exceed ten percent (10.0%) of the outstanding shares of Riverwood Common Stock;
(vii) no event, occurrence, fact, condition, change, development or effect shall exist or have occurred since July 1, 1995, that, individually or in the aggregate, has had or resulted in, or could reasonably be expected to become or result in, a material adverse effect on the business, assets, liabilities, results of operations or financial condition of Riverwood and its subsidiaries taken as a whole ("Material Adverse Effect"); (viii) Parent and the Purchaser shall have received (A) opinions from counsel to Riverwood and counsel to Manville, in form and substance reasonably satisfactory to Parent and the Purchaser and (B) a certificate executed by a duly authorized officer of Riverwood to the effect that the representations and warranties of Riverwood are true and correct and to the effect that Riverwood has performed in all material
respects  its   obligations   under   the   Merger   Agreement;   (ix)   certain
representations   and  warranties  of  Riverwood   relating  to  taxes  and  the
information set forth in a certain tax letter given by Manville to Parent (the "Tax Letter") shall be true and correct at and as of the Effective Time as if made at and as of such time; and (x) the Patent Review shall not have revealed any facts or circumstances that would reasonably be expected individually or in the aggregate to result in (A) a Material Adverse Effect, (B) any costs, damages or liabilities that would be material to Riverwood and its subsidiaries taken as a whole, (C) equitable remedies against the operation of any material portion of the business of Riverwood and its subsidiaries, or (D) the inability to enforce certain intellectual property of Riverwood or any of its subsidiaries (except as against improvements developed by any other person without infringement or misappropriation of any such intellectual property) so as to impair materially the competitive position of Riverwood and its subsidiaries taken as a whole. The condition set forth in clause (x) above expired as a condition to the obligations of Parent and the Purchaser on January 23, 1996.

    TERMINATION

    The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after stockholder approval thereof:

        (a) by the mutual consent of the Board of Directors of Parent and the Riverwood Board;

        (b) by either Riverwood, on the one hand, or Parent and the Purchaser, on the other hand, if: (i) the Merger has not been consummated on or prior to March 31, 1996, or such other date, if any, as Parent and Riverwood shall agree upon (provided that this right to terminate the Merger Agreement will not be available to a party whose failure to fulfill any obligation under the Merger Agreement has been the cause of or resulted in the failure of the Effective Time to occur on or before such date); or (ii) any Governmental Entity has issued a statute, order, decree or regulation or taken any other action (which statute, order, decree, regulation or other action the parties to the Merger Agreement will use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the Merger or making the Merger illegal and such statute, order, decree, regulation or other action shall have become final and non-appealable;

        (c) by Riverwood if prior to the Effective Time the Riverwood Board withdraws, or modifies or changes in a manner adverse to Parent or the Purchaser its approval or recommendation of the Merger Agreement or the Merger in order to approve and permit Riverwood to execute a definitive agreement relating to a Superior Proposal (as defined below); PROVIDED that such termination shall not be effective until Riverwood has made payment to Parent of a termination fee of $37.5 million and has either paid to Parent or deposited with a mutually acceptable escrow agent $6.7 million toward reimbursement to Parent and the Purchaser of all their expenses incurred or assumed in connection with the Merger Agreement or any of the transactions contemplated thereby. The term "Superior Proposal" means any Acquisition Proposal that the Riverwood

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    Board  determines in its good faith, reasonable judgment, after consultation with its financial advisor, is more favorable to Riverwood or the holders of Riverwood Common Stock than the transactions contemplated by the Merger Agreement;

        (d) by Riverwood in the event of a breach of or inaccuracy in any representation, warranty, covenant or agreement on the part of Parent or the Purchaser, which breach or inaccuracy is not cured within 30 days of written notice thereof; PROVIDED that if such breach or inaccuracy is not curable, Riverwood may terminate the Merger Agreement immediately;

        (e) by Parent, if (i) the stockholders of Riverwood fail to approve and adopt the Merger Agreement and the transactions contemplated thereby; (ii) the Riverwood Board withdraws, modifies or changes its recommendation of the Merger Agreement or the Merger in a manner adverse to Parent or the Purchaser or is resolved to do any of the foregoing or the Riverwood Board has recommended to the stockholders of Riverwood any Acquisition Transaction or is resolved to do so; (iii) the stockholders of Manville fail to approve the Merger Agreement and the consummation of the transactions contemplated thereby; (iv) the Board withdraws, modifies or changes its recommendation of the Merger or the transactions contemplated by the Merger Agreement in a manner adverse to Parent or the Purchaser or is resolved to do any of the foregoing, or the Board has recommended to the stockholders of Manville any Acquisition Transaction or is resolved to do so; (v) any authorization, consent or approval of the PI Trust or the PD Trust required to be obtained in connection with the execution, delivery and performance of the Merger Agreement, the Voting and Indemnification Agreement and the Tax Matters Agreement, and the consummation of the transactions contemplated thereby, has not been obtained prior to the date of the Special Meeting or the special meeting of the stockholders of Riverwood, or if earlier, March 29, 1996 (provided that at the date of any termination of the Merger Agreement as set forth in this clause (v), the following conditions have been met (1) if such date were the Merger Closing Date and the time of such termination were the Effective Time, (a) no statute, rule, order, decree, regulation or injunction of a Governmental Entity prohibiting consummation of the Merger or making the Merger illegal is in effect, (b) all necessary governmental authorizations, consents and approvals (including expiration or termination of the HSR waiting period) have been obtained, (c) certain conditions to the obligations of the parties under the Profit Sharing Exchange Agreement have been satisfied, (d) Parent and the Purchaser's representations and warranties are true and correct and Parent and the Purchaser have performed their obligations under the Merger Agreement in all material respects, and
    (e) the Tax Matters Agreement is in full force and effect, (2) the Purchaser has entered into definitive agreements for the Financing, (3) the Purchaser has delivered to Riverwood the Solvency Letter, or an unsigned form of the Solvency Letter with an accompanying letter from the Purchaser to the effect that the Purchaser would be prepared to deliver a signed form thereof at the closing of the Merger, and (4) Riverwood has not delivered written notice to the Purchaser that the Riverwood Board in the exercise of its good faith, reasonable judgment, after consultation with its counsel and its financial advisor, has concluded that, notwithstanding the delivery of the Solvency Letter, the representation as to the solvency of the Surviving Corporation is not true and correct in all material respects at and as of the Effective
    Time); or (vi) any person has acquired beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) has been formed that beneficially owns, or has the right to acquire beneficial ownership of, outstanding shares of capital stock of Riverwood then representing 20% or more of the combined power to vote generally for the election of directors;

        (f) by Parent, in the event that (i) the Bankruptcy Court has denied the application of the trustees of the PI Trust to approve the PI Trust's execution of the Profit Sharing Exchange Agreement (see "THE EXCHANGE -- Profit Sharing Exchange Agreement") and certain related agreements (the "Application"), or (ii) the conditions of the Profit Sharing Exchange Agreement have otherwise not been satisfied prior to March 29, 1996;

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
        (g) by Parent in the event of a breach of or inaccuracy in any representation, warranty, covenant or agreement on the part of Riverwood, or in the event of a breach of or inaccuracy in any representation, warranty, covenant or agreement on the part of Manville contained in the Voting and Indemnification Agreement, or in the event that the information set forth in the Tax Letter is found to be or becomes untrue or incorrect, which breach or inaccuracy is not cured or such information is not made true and correct within 30 days of written notice thereof; PROVIDED that if such breach or inaccuracy or failure of such information to be true and correct is not curable, Parent may terminate the Merger Agreement immediately; or

        (h) by Parent, on or prior to January 23, 1996, in the event that the Patent Review has revealed any facts or circumstances that would reasonably be expected individually or in the aggregate to result in (i) a Material Adverse Effect, (ii) any costs, damages or liabilities that would be material to Riverwood and its subsidiaries taken as a whole, (iii) equitable remedies against the operation of any material portion of the business of Riverwood and its subsidiaries, or (iv) the inability to enforce certain intellectual property of Riverwood or any of its subsidiaries (except as against improvements developed by any other person without infringement or misappropriation of any such intellectual property) so as to impair materially the competitive position of Riverwood and its subsidiaries taken as a whole.

Upon termination, the Merger Agreement will become null and void, without liability on the part of any party thereto, except as described under "-- MISCELLANEOUS; FEES AND EXPENSES" and except for any liability resulting from any willful breach of the Merger Agreement.

    MISCELLANEOUS

    FEES AND EXPENSES. The Merger Agreement provides that all costs and Expenses (as defined below) incurred in connection with the Merger Agreement and the consummation of the transactions contemplated thereby will be paid by the party incurring such expenses, except as discussed in the following paragraphs.

    The Merger Agreement provides that Riverwood will pay to Parent a $37.5 million termination fee in the event that the Merger Agreement is terminated (i) by Riverwood because the Riverwood Board withdraws, modifies or changes its recommendation of the Merger Agreement in order to approve and permit Riverwood to enter into a definitive agreement relating to a Superior Proposal, (ii) by Parent as described in clause (e) of "-- TERMINATION" or (iii) by Parent if the Bankruptcy Court denies the Application or the conditions to the Profit Sharing Exchange Agreement are not satisfied prior to March 29, 1996, and, with respect to clause (iii) only, prior to the first anniversary date of such termination, Riverwood enters into a different Acquisition Transaction.

    The Merger Agreement provides further that Riverwood also will pay to Parent an amount equal to all Parent's Expenses, subject to the limitation described below, if the Merger Agreement is terminated (i) pursuant to an event described in clause (i), (ii) or (iii) of the prior paragraph or (ii) by (A) the mutual consent of Riverwood and Parent, (B) either Riverwood or Parent if the Merger is not consummated prior to March 31, 1996, or (C) Parent in the event of a breach of or inaccuracy in any representation or warranty of Riverwood in the Merger Agreement or Manville in the Voting and Indemnification Agreement or the information contained in the Tax Letter, and, in each case described in this clause (ii), either (w) the Environmental Assessment has not been satisfactorily completed and the environmental representation is not true and correct, (x) the Patent Review reveals facts or circumstances that would reasonably be expected individually or in the aggregate to result in the effects described in clause
(h) of "-- TERMINATION" above, (y) there exists a material breach of any covenant of Riverwood contained in the Merger Agreement or of Manville contained in the Voting and Indemnification Agreement, or (z) there exists any material breach of or inaccuracy in any representation or warranty on the part of Riverwood contained in the Merger Agreement, of Manville contained in the Voting and Indemnification Agreement or the information contained in the Tax Letter, other than with respect to this clause (z), any breach or inaccuracy (an "Involuntary Breach") of any such representation or warranty (a) as to which, as of the date of the Merger Agreement, Riverwood and

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
Manville had no knowledge, after due inquiry, of any facts or circumstances that would cause such representation or warranty not to be true and correct in all material respects at and as of the date of the Merger Agreement, or that could reasonably be expected to cause such representation or warranty not to be true and correct at and as of the Effective Time, and (b) that shall not be a result of any willful action or inaction on the part of Riverwood or Manville.

    The aggregate amount of any termination fee and Expenses paid by Riverwood as described in the preceding two paragraphs is limited to (i) $44.2 million in the case of any termination of the Merger Agreement prior to January 15, 1996, and (ii) thereafter, $44.2 million plus any fees Parent is obligated to pay to its Lenders (as defined below) to secure the Financing.

    The Merger Agreement further provides that Riverwood will pay all of Parent's Expenses but no termination fee, subject to the limitations discussed below, if the Merger Agreement is terminated (i) by Parent in the event of a breach of or inaccuracy in any representation or warranty of Riverwood in the Merger Agreement or Manville in the Voting and Indemnification Agreement or the information contained in the Tax Letter that is an Involuntary Breach or (ii) by
(A) the mutual consent of Riverwood and Parent or (B) either Riverwood or Parent if the Merger has not been consummated prior to March 31, 1996, and, in each case of this clause (ii), either (v) a statute has been enacted or an injunction has been issued which prohibits the Merger, (w) required governmental consents, including expiration or termination of the HSR waiting period, have not been obtained, (x) Riverwood has delivered written notice to the Purchaser that the Riverwood Board in the exercise of its good faith, reasonable judgment, after consultation with its counsel and its financial advisor, has concluded that, notwithstanding the delivery of the Solvency Letter, the representation as to the solvency of the Surviving Corporation is not true and correct in all material respects at and as of the Effective Time, (y) the number of dissenting shares exceeds 10% of the outstanding shares of Riverwood Common Stock, or (z) a Material Adverse Effect has occurred in the operations of Riverwood.

    The aggregate amount of any Expenses paid by Riverwood as described in the immediately preceding paragraph is limited to (i) $10 million in the case of any termination of the Merger Agreement prior to January 15, 1996, and (ii) thereafter, $20 million plus any fees Parent pays to its Lenders to secure the Financing.

    As used in this section and "-- TERMINATION" above, the term "Expenses" means all out-of-pocket fees, costs and other expenses incurred or assumed by Parent or the Purchaser or incurred on their behalf in connection with the Merger Agreement or any of the transactions contemplated thereby, including but not limited to in connection with the negotiation, preparation, execution and performance of the Merger Agreement, the structuring and financing of the Merger and the other transactions contemplated thereby, or any commitments or agreements relating to such financing, including, without limitation, fees and expenses (other than fees that become payable solely as the result of the termination of the Merger Agreement) payable to all banks, investment banking firms, other financial institutions and other persons and their respective agents and counsel for arranging, committing to provide or providing any financing for the Merger and any other transactions contemplated by the Merger Agreement or structuring such transactions or such financing (other than any such fee payable to CDR or any affiliate thereof), and all fees and expenses of counsel, accountants, experts and environmental, actuarial, insurance and other consultants to Parent, the Purchaser or CDR.

    AMENDMENT. The Merger Agreement may be amended by the parties thereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval by the stockholders of Riverwood of the matters presented in connection with the Merger, but after any such approval no amendment may be made without the approval of such stockholders if such amendment changes the Merger Consideration or alters or changes any of the other terms or conditions of the Merger Agreement if such alteration or change would materially adversely affect the rights of such stockholders.

    WAIVER.   At any time prior to the Effective Time, the parties to the Merger
Agreement may (i) extend the time for the performance of any of the obligations or other acts of the other parties

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
thereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained therein or in any document, certificate or writing delivered pursuant thereto or (iii) waive compliance with any of the agreements or conditions of the other parties thereto contained therein.

VOTING AND INDEMNIFICATION AGREEMENT

    Manville, Parent and the Purchaser have entered into a Voting and Indemnification Agreement, dated as of October 25, 1995, which provides that from and after the Approval Date (as defined below), Manville will vote, or cause to be voted, all shares of Riverwood Common Stock it beneficially owns at the time of such vote in favor of approval and adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that Manville will not be required to vote, or cause to be voted, its shares of Riverwood Common Stock as provided above if the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that so voting such shares could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law.

    Manville has also agreed in the Voting and Indemnification Agreement that from October 25, 1995, it will vote, or cause to be voted, its shares of Riverwood Common Stock against (i) any Acquisition Transaction for Riverwood other than the Merger, (ii) any other significant proposed corporate action of Riverwood that requires stockholder approval and that would materially impair or delay consummation of the Merger or the transactions contemplated by the Merger Agreement or (iii) any action that would result in a breach by Riverwood of certain of its obligations under the Merger Agreement (see "-- The Merger Agreement; CONDUCT OF BUSINESS PENDING THE CLOSING"); PROVIDED, HOWEVER, that Manville shall be permitted to vote, or cause to be voted, its shares of Riverwood Common Stock in favor of any such action described in clauses (i),
(ii) or (iii) above if the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that voting such shares against such actions could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law.

    Manville's obligation to vote its shares of Riverwood Common Stock as described in the preceding paragraphs is subject to the following conditions:
(i) the satisfaction or waiver of (A) the conditions to the obligation of Manville to declare the Dividend under the Profit Sharing Exchange Agreement and
(B) certain conditions to the obligations of Manville and the PI Trust to consummate the closing under the Profit Sharing Exchange Agreement (see "THE EXCHANGE -- Profit Sharing Exchange Agreement"), (ii) the holders of a majority of Manville's Common Stock have approved the disposition by Manville of such shares pursuant to the Merger and the other transactions contemplated by the Merger Agreement and the PI Trust shall have consented to the Merger and the transactions contemplated by the Merger Agreement and (iii) there shall be no order or injunction (whether temporary, preliminary or permanent) of a Governmental Entity of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Merger and the transactions contemplated by the Merger Agreement. Under the Voting and Indemnification Agreement, if the Merger Agreement is amended, Manville's obligation to vote its shares of Riverwood Common Stock in favor of such amended Merger Agreement is subject to Manville's consent to such amendment. The "Approval Date" means the date of the later to occur of the conditions set forth in clause (i) of this paragraph and the conditions set forth in clause (ii) of this paragraph, provided that the condition set forth in clause (iii) of this paragraph is then satisfied. Manville's obligations under the Voting and Indemnification Agreement, as described in the first two paragraphs of this section, will expire on the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms or (iii) March 31, 1996. See "-- The Merger Agreement; EFFECTIVE TIME" and "-- The Merger Agreement; TERMINATION."

    The Voting and Indemnification Agreement prohibits Manville from, directly or indirectly through its officers, directors, employees or agents or any investment banker, financial advisor,

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
attorney, accountant or other representative retained by Manville, (i) initiating, soliciting or encouraging the making of any Acquisition Proposal or
(ii) except as permitted below, engaging in negotiations or discussions with, or furnishing any information or data to, any third party relating to, or agreeing to, an Acquisition Proposal (other than the transactions contemplated by the Merger Agreement). Notwithstanding clause (ii) above, Manville, the Board and any of such representatives (i) may participate in negotiations or discussions (including, as a part thereof, making any counterproposal) with or furnish information or data to any third party if the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that the failure to participate in such discussions or negotiations or to furnish such information could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law and (ii) shall be permitted to (A) take and disclose to Riverwood's and Manville's stockholders a position with respect to the Merger or another Acquisition Proposal, or amend or withdraw such position, pursuant to Rules 14d-9 and 14e-2 under the Exchange Act or (B) make disclosure to Riverwood's and Manville's stockholders, in each case if the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law.

    Manville has agreed in the Voting and Indemnification Agreement to advise Parent immediately in writing of the receipt of any Acquisition Proposal received by Manville, specifying the material terms and conditions of such Acquisition Proposal and identifying the person making such Acquisition Proposal. If any such inquiry or proposal is in writing, Manville will promptly deliver to Parent a copy of such inquiry or proposal, unless the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that taking such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law. Manville will not release any third party from its obligations under any existing standstill agreement or arrangement relating to an Acquisition Transaction unless the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that failure to release such third parties from such obligations could reasonably be expected to constitute a breach of its fiduciary duties under applicable law.

    For purposes of the preceding two paragraphs, the terms "Acquisition Proposal" and "Acquisition Transaction" do not refer to a transaction that solely involves securities or assets other than the shares of Riverwood Common Stock that Manville owns.

    The Voting and Indemnification Agreement also provides that, subject to certain limitations, from and after the Effective Time, Manville will indemnify Parent, the Purchaser and their respective officers, directors and employees against Losses (as defined below), whether or not resulting from third party claims, including interest and penalties recovered by a third party with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of their respective rights under the Voting and Indemnification Agreement, resulting from or arising out of any breach of or inaccuracy in certain representations or warranties of Riverwood in the Merger Agreement, with respect to certain filings with the SEC and the financial statements contained therein (Section 3.5 of the Merger Agreement), the absence of undisclosed liabilities (Section 3.7 of the Merger Agreement), environmental matters (Section 3.14 of the Merger Agreement) and the absence of any material, misleading statement or omission in the Merger Agreement (Section
3.24 of the Merger Agreement) with respect to the matters covered in the preceding three representations. See "-- The Merger Agreement; CERTAIN REPRESENTATIONS AND WARRANTIES" and ANNEX B. Notwithstanding the foregoing, (i) Manville will not be required to indemnify unless and until the aggregate amount of all Losses exceeds $20 million; (ii) the obligation to indemnify is limited to any amount equal to 80% of the amount of Losses in excess of $20 million and then only to the extent that the Losses exceed $20 million; and (iii) the aggregate liability of Manville for indemnification will not exceed $100 million. Manville's obligation to indemnify expires on the date that is 30 days after delivery of the independent auditor's opinion with respect to the annual audit of the Surviving Corporation's financial statements

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for  the fiscal year ended December 31, 1996, and in any event no later that May
31, 1997. The term "Losses" means any and all actual claims, demands, liabilities, obligations, losses, fines, costs, expenses, deficiencies or damages.

TAX MATTERS AGREEMENT

    Manville, Riverwood, Parent and the Purchaser have entered into a Tax Matters Agreement, dated as of October 25, 1995, pursuant to which, among other things, Manville and Parent will take such actions as may be required (including making such elections under Section 338(h)(10) of the Code and corresponding provisions of state law) to treat the Merger as a taxable sale of the assets of Riverwood and certain of its subsidiaries. Manville will include the income of Riverwood and its domestic subsidiaries in its consolidated federal and combined state income tax returns for all pre-closing tax periods of Riverwood and its subsidiaries, including the taxable period that ends at the Effective Time, and will bear the burden of any consolidated federal and combined state income taxes associated with the gain on the deemed sale as reflected in such returns. Parent and the Surviving Corporation will bear the burden of any stand-alone state income taxes associated with the gain on the deemed sale.

    The Tax Matters Agreement also provides that the tax sharing agreement currently in effect between Manville and Riverwood (the "Tax Sharing Agreement"), shall remain in full force and effect up to the Effective Time (at which time it will be terminated) and shall not be amended without the consent of Parent and Purchaser. The Tax Sharing Agreement requires, among other things, that Riverwood make tax sharing payments to Manville (or that Manville make tax sharing payments to Riverwood in certain cases in which Riverwood has losses) with respect to Riverwood's share of consolidated federal and combined state income tax liabilities (or tax assets), generally computed as if Riverwood were the parent of a separate consolidated group of companies. The Tax Matters Agreement further requires Riverwood to make tax sharing payments after the Effective Time to Manville (or Manville to make tax sharing payments to Riverwood in certain cases), calculated in a manner generally consistent with past practices under the Tax Sharing Agreement, with respect to Riverwood's share of consolidated federal and combined state income tax liabilities (or tax assets) for all pre-closing periods, excluding taxes associated with the deemed sale, to the extent such amounts have not previously been paid pursuant to the Tax Sharing Agreement. The Tax Matters Agreement also provides that Riverwood will be responsible for payment of any foreign or stand-alone state taxes, including taxes associated with the deemed sale, as shown on stand-alone returns filed for all pre-closing periods. Parent is responsible for any transfer taxes incurred in connection with the Merger.

    Finally, pursuant to the Tax Matters Agreement, Manville will be responsible for and indemnify Riverwood and Parent against (i) federal, state and local, but not foreign, income taxes arising from audit adjustments (or other changes to tax liabilities as shown in the relevant returns as originally filed) for all pre-closing periods, and (ii) any tax liability arising as a result of Riverwood's status, prior to the Effective Time, as a member of Manville's combined or consolidated group for federal or state tax purposes.

CERTAIN INFORMATION CONCERNING RIVERWOOD

    Riverwood is an international packaging and paper products company that produces and markets coated unbleached kraft paperboard, packaging products, such as beverage carriers and folding cartons, containerboard, such as kraft paper and linerboard, corrugated containers, lumber and plywood. Riverwood also designs, manufactures and installs proprietary packaging machines for its customers. The principal executive offices of Riverwood are located at 3350 Cumberland Circle, Suite 1400, Atlanta, Georgia 30339, and its telephone number is (770) 644-3000.

    Additional information concerning Riverwood and its subsidiaries is contained in Riverwood's Annual Report on Form 10-K for the year ended December 31, 1994, its Quarterly Reports on Form 10-Q for the periods ended April 1, 1995, July 1, 1995 and September 30, 1995, its Proxy Statement

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
dated April 5, 1995 in connection with the annual meeting of Riverwood's stockholders held on June 1, 1995, its Current Report on Form 8-K dated October 25, 1995, its Proxy Statement dated February 26, 1996 and its other public filings. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

CERTAIN INFORMATION CONCERNING CDR FUND V AND CDR

    CDR FUND V

    Clayton,  Dubilier  & Rice  Fund  V Limited  Partnership  ("CDR Fund  V"), a
Connecticut limited partnership, which will be one of Holding's largest stockholders of Holding, is a private investment fund managed by CDR. Amounts contributed to CDR Fund V by its limited partners are invested at the discretion of the general partner in equity or equity-related securities of entities formed to effect leveraged acquisition transactions and in the equity of corporations where the infusion of capital, coupled with the provision of managerial assistance by CDR, can be expected to generate returns on investments comparable to returns historically achieved in leveraged acquisition transactions. The general partner of CDR Fund V is CD&R Associates V Limited Partnership, a Connecticut limited partnership. The general partner of CD&R Associates V Limited Partnership is CD&R Investment Associates, Inc., a Delaware corporation ("Associates Inc."). Mr. Alberto Cribiore, who is a principal and a President of CDR and is Vice President, Treasurer and Secretary of Associates Inc. also serves as Vice President, Treasurer and a director of Holding, Parent and the Purchaser. After the Subsequent Merger, Mr. Hubbard C. Howe, who is a principal of CDR and is Vice President of Associates Inc., will become a director of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. Pursuant to a Stockholders Agreement to be entered into in connection with the sale of Holding Common Stock (the "Stockholder Agreement"), following the Subsequent Merger, CDR Fund V will be entitled to nominate 5 persons to serve on the Boards of Directors of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. There is an understanding between Chemical Equity Associates and CDR Fund V with respect to the nomination of CDR Fund V's fifth nominee to each of these Boards. CDR Fund V currently intends to nominate a designee of Chemical Equity Associates to such Boards following the Subsequent Merger; however, Chemical Equity Associates does not have a legally enforceable right to such directorship.

    CDR Fund V has committed to purchase up to $200 million and expects to purchase up to $225 million in equity of Holding in connection with the Merger. In the event that $750 million of proceeds from the sale of Holding Common Stock is not received at the closing of the Merger, certain equity investors, including CDR Fund V, will provide a capital call commitment for the difference between $750 million and the sum of (x) the amount of proceeds from the sale of Holding Common Stock received at the closing of the Merger and (y) the amount of proceeds received from the sale of Holding Common Stock to the Management Investors within, together with the aggregate amount of deferred compensation bonuses granted to the Mangement Investors that are converted into Holding stock units, in each case, one year of the closing of the Merger, so that the aggregate proceeds from the sale of Holding Common Stock received by the first anniversary of the closing of the Merger will be at least $750 million.

    The principal executive offices of CDR Fund V, CD&R Associates V Limited Partnership and Associates Inc. are located at 270 Greenwich Avenue, Greenwich, Connecticut 06830.

    CDR

    CDR is a private investment firm which is organized as a Delaware corporation. CDR is the manager of a series of investment funds, including CDR Fund V, formed to invest in equity or equity-related securities of entities formed to effect leveraged acquisition transactions and in the equity of corporations where the infusion of capital, coupled with the provision of managerial assistance by CDR, can be expected to generate returns on investments comparable to returns historically achieved in leveraged acquisition transactions. CDR generally assists in structuring, arranging financing for and negotiating the transactions in which the funds it manages invest. After the consummation of such transactions, CDR generally provides management and financial consulting services to the companies in which its investment funds have invested during the period of such fund's investment.

Such services include helping the company to establish effective banking, legal and other business relationships and assisting management in developing and implementing strategies for improving the operational, marketing and financial performance of the company.

    Pursuant to a consulting agreement, CDR will receive (i) an annual fee, initially of $500,000, for providing such management and financial consulting services to Holding and its subsidiaries and (ii) reimbursement of out-of-pocket expenses it incurs after the closing of the Merger, for so long as CDR Fund V has an investment in Holding and its subsidiaries. The Indentures will allow the payment to CDR of annual fees for management and financial consulting services of up to $1 million, although there is no current intention to increase the amount of the annual fee to be received by CDR.

    Mr. Kevin J. Conway, who is a principal of CDR, currently serves as President and a director of Holding, Parent and the Purchaser, will, after the Merger, be a director and Vice President of Holding, Parent, the Surviving Corporation and RIUSA and after the Subsequent Merger, will be a director of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. Mr. Cribiore, who is a principal of CDR, currently serves as Vice President, Treasurer and a director of Holding, Parent and the Purchaser, will, after the Merger, be a director and Vice President of Holding, Parent, the Surviving Corporation and RIUSA and after the Subsequent Merger, will be a director of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. Ms. Mary L. Pund, who is a professional employee of CDR, currently serves as Vice President and Assistant Treasurer of Holding, Parent and the Purchaser and after the Merger will be a Vice President and Assistant Treasurer of Holding, Parent, the Surviving Corporation and RIUSA until after the Subsequent Merger when she will resign. Mr. Michael G. Babiarz, who is a professional employee of CDR, currently serves as Vice President, Secretary and a director and Vice President of Holding, Parent and the Purchaser and, after the Merger, will be a director, Vice President and Assistant Secretary of Holding, Parent, the Surviving Corporation and RIUSA until the effective time of the Subsequent Merger when he will resign. Mr. Howe is a principal of CDR and, after the Subsequent Merger, will be a director of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. Mr. Leon J. Hendrix, Jr., who is a principal of CDR, will, following the Subsequent Merger, be Chairman of the Board of Directors of each of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA.

    CDR's principal executive offices are located at 375 Park Avenue, New York, New York 10152.

CERTAIN INFORMATION CONCERNING HOLDING, PARENT AND THE PURCHASER

    HOLDING, PARENT AND THE PURCHASER

    Holding, Parent and the Purchaser are newly formed Delaware corporations which were organized at the direction of CDR in connection with the transactions contemplated by the Merger Agreement. The authorized capital stock of Holding consists of 9 million shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and 3 million shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock") (the Class A Common Stock and the Class B Common Stock being referred to as "Holding Common Stock"), of which no shares are currently outstanding. The authorized capital stock of Parent consists of 1,000 shares of common stock, par value $.01 per share, all of which are issued and outstanding and held by Holding. The authorized capital stock of the Purchaser consists of 1,000 shares of common stock, par value $.01 per share, all of which are issued and outstanding and held by Parent. None of Holding, Parent or the Purchaser is expected to have any significant assets or liabilities (other than those arising under the Merger Agreement or in connection with the Merger or the Financing) or to engage in any activities (other than those incident to their formation, the Merger and the Financing) prior to the Effective Time. The principal executive offices of Holding, Parent and the Purchaser are c/o Clayton, Dubilier & Rice Fund V Limited Partnership, 270 Greenwich Avenue, Greenwich, Connecticut 06830, and their telephone number is (203) 661-3998.

    DIRECTORS AND EXECUTIVE OFFICERS PRIOR TO THE EFFECTIVE TIME

    Set forth below are the name, age, business address, present principal occupation or employment and five-year employment history of each director and executive officer of Holding, Parent and the Purchaser. Each of the directors and executive officers of Holding holds the same position with Parent and the Purchaser. Unless otherwise indicated, the business address of each person listed below is Clayton, Dubilier & Rice, Inc., 375 Park Avenue, New York, New York 10152. Other than Mr. Cribiore, who is a citizen of Italy, each named person is a citizen of the United States.

        DIRECTORS
-------------------------
Kevin J. Conway            Mr. Conway became  a Director and  President of Holding,  Parent and  the
Director since 1995        Purchaser  in  1995. He  has been  a professional  employee of  CDR since
Age: 37                    December 1994 and a principal since  January 1996. Prior to joining  CDR,
                           Mr. Conway was a Vice President at Goldman, Sachs & Co.
Alberto Cribiore           Mr.  Cribiore  became  a Director  and  Vice President  and  Treasurer of
Director since 1995        Holding, Parent and the Purchaser in 1995. He has been a principal of CDR
Age: 50                    since 1985  and  a President  since  1995  and is  also  Vice  President,
                           Treasurer  and Secretary of  Associates Inc., the  general partner of the general partner of CDR Fund V. Mr. Cribiore also serves as a director  of
                           Van Kampen American Capital, Inc. and WESCO Distribution, Inc.
Michael G. Babiarz         Mr.  Babiarz  became  a  Director and  Vice  President  and  Secretary of
Director since 1995        Holding, Parent and  the Purchaser in  1995. He has  been a  professional
Age: 29                    employee of CDR since 1990.

   EXECUTIVE OFFICERS
-------------------------
          NAME             AGE  OFFICE
-------------------------  ---  --------------------------------------------------------------------
Kevin J. Conway            37   President
Alberto Cribiore           50   Vice President, Treasurer
Mary L. Pund               35   Vice President, Assistant Treasurer
Michael G. Babiarz         29   Vice President, Secretary

    Ms. Pund became a Vice President and Assistant Treasurer of Holding, Parent and the Purchaser in 1995. Ms. Pund has been a professional employee of CDR since 1994. Prior to 1994, she was employed for four years as a managing director at Smith Barney Inc.

    DIRECTORS AND EXECUTIVE OFFICERS AFTER THE EFFECTIVE TIME

    Immediately following the Effective Time, the officers of Holding and Parent will be Mr. Johnson, President and Chief Executive Officer; Mr. McCauley, Senior Vice President, Finance and Treasurer; Mr. J. Steven Beabout, Vice President, General Counsel and Secretary; Mr. Conway, Vice President; Mr. Cribiore, Vice President; Ms. Pund, Vice President and Assistant Treasurer; and Mr. Babiarz, Vice President and Assistant Secretary. The current officers of Riverwood and RIUSA (other than any such officer who is an employee of Manville) will remain officers of the Surviving Corporation and of RIUSA, respectively, following the Effective Time; and Messrs. Conway, Cribiore and Babiarz and Ms. Pund will hold the same positions as officers of the Surviving Corporation and RIUSA as with Holding and Parent. Immediately following the Effective Time, the Boards of Directors of Holding, Parent, the Surviving Corporation and RIUSA will consist of the current directors of Holding. Following the Subsequent Merger, the directors of Holding, the surviving corporation in the Subsequent Merger and RIUSA will be Messrs. Conway, Cribiore, Hendrix, Howe, Johnson and Lawrence C. Tucker. In addition, the Stockholders Agreement to be entered into in connection with the sale of Holding Common Stock (the "Stockholders Agreement") will provide that certain of the equity investors will have rights to nominate persons to the Boards of Directors of Holding, Parent and

RIUSA. The directors to be nominated pursuant to the Stockholders Agreement to the Boards of Directors of each of those companies by Exor Group, S.A. and Madison Dearborn Capital Partners, L.P. and the fifth director to be nominated by CDR Fund V (which is expected to be a designee of Chemical Equity Associates) have not yet been identified. See "-- ELECTION AND COMPENSATION OF DIRECTORS." After the Subsequent Merger, Mr. Hendrix will become Chairman of the Board of Holding, Parent and RIUSA and the officers of Holding and Parent will remain as officers of those companies, and the current officers of RIUSA (other than any officer who is an employee of Manville) will remain as officers of RIUSA, except that Mr. Beabout will be Vice President, General Counsel and Secretary, and Messrs. Conway, Cribiore and Babiarz and Ms. Pund will resign as officers of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. Set forth below are the name, age, business address, present principal occupation or employment and five-year employment history of each director of the surviving corporation in the Subsequent Merger not discussed under "-- DIRECTORS AND EXECUTIVE OFFICERS PRIOR TO THE EFFECTIVE TIME" above. Unless otherwise indicated, following the Subsequent Merger, the business address of the directors and executive officers of RIUSA will be Riverwood International Corporation, 3350 Cumberland Circle, Suite 1400, Atlanta, Georgia 30339. Each person listed below is a citizen of the United States.

Leon J. Hendrix, Jr.       Mr. Hendrix is a principal of CDR. From 1973 until he joined CDR in 1993,
Age: 54                    Mr. Hendrix was employed by Reliance Electric Company and served as chief operating officer and  as a member  of its  board of directors.  He is  a member of the boards of directors of Keithley Instruments, Inc., National
                           City  Bank,  the  Cleveland  Chapter of  the  American  Red  Cross, WESCO
                           Distribution, Inc., the Clemson  University Foundation, Nacco  Industries
                           Incorporated   and  Cambrex  Corporation  and  is  a  member  of  Clemson
                           University's President's Advisory Council.
Hubbard C. Howe            Mr. Howe is a principal  of and has been  a professional employee of  CDR
Age: 67                    since  1991. Mr. Howe serves as Vice President of Associates Inc. He also serves as a Chairman of APS, Inc. and Remington Arms Company, Inc. and as
                           Vice Chairman of Nu-kote International, Inc.
Lawrence C. Tucker         Mr. Tucker has been a General Partner of Brown Brothers Harriman & Co., a
Age: 53                    private banking firm,  since 1979. He  is a director  of WorldCom,  Inc.,
                           Blenheim  Group  PLC and  WellCare  Management Group,  Inc.  Mr. Tucker's
                           business address is c/o  Brown Brothers Harriman &  Co., 59 Wall  Street,
                           New York, New York 10005.

ELECTION AND COMPENSATION OF DIRECTORS

    All directors of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA will be elected annually and hold office until their successors are elected and qualified, or until their earlier removal or resignation. The Stockholders Agreement to be entered into in connection with the sale of Holding Common Stock will provide that certain of the equity investors will have rights to nominate persons to the Boards of Directors of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. CDR Fund V will be entitled to nominate five persons, Exor Group, S.A. will be entitled to nominate two persons. The 1818 Fund II, L.P. will be entitled to nominate one person and Madison Dearborn Capital Partners, L.P. will be entitled to nominate one person to serve on the Boards of Directors of each of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA. There is also an understanding between Chemical Equity Associates and CDR Fund V with respect to the nomination of CDR Fund V's fifth nominee to such Boards. CDR Fund V currently intends to nominate a designee of Chemical Equity Associates as its nominee to such Boards following the Subsequent Merger; however, Chemical Equity Associates does not have a legally enforceable right to such directorship. See "-- DIRECTORS AND EXECUTIVE OFFICERS AFTER THE EFFECTIVE TIME." The Chairman of each of the Boards will be selected from one of the CDR Fund V nominees. The Stockholders Agreement will further provide that so long as Mr. Johnson remains Chief Executive Officer of RIUSA, he shall be a director on each of the Boards. Initially, the Chairman of each of the Boards will be Mr. Hendrix.

    The current directors of Holding, Parent and the Purchaser do not receive any direct compensation from Holding, Parent and the Purchaser. Following the completion of the Merger and the Subsequent Merger, non-employee directors who are not employed by or affiliated with CDR will receive $30,000 per year plus $2,500 per board meeting attended. At least four of the directors of Holding, Parent as the surviving corporation in the Subsequent Merger and RIUSA will be employees of CDR, to which RIUSA will pay fees for advisory and management consulting services. See "-- CERTAIN INFORMATION CONCERNING CDR FUND V AND CDR."

  OWNERSHIP OF HOLDING COMMON STOCK AT THE EFFECTIVE TIME

    At the Effective Time, Holding Common Stock is expected to be beneficially owned as follows*:

                                           NO. OF
NAME AND ADDRESS                           SHARES   PERCENTAGE
----------------------------------------  --------  ---------
Clayton, Dubilier & Rice Fund V.........  2,250,000       30.0%
 Limited Partnership
 270 Greenwich Avenue
 Greenwich, CT 06830**
Exor Group, S.A.........................  2,250,000       30.0%
 2, Boulevard Royale
 L-2953 Luxembourg
The 1818 Fund II, L.P...................  750,000         10.0%
 c/o Brown Brothers Harriman & Co.
 59 Wall Street
 New York, NY 10005
HWH Investment Pte Ltd..................  700,000          9.3%
 250 North Bridge Road
 Singapore 179101
 Republic of Singapore
Chemical Equity Associates..............  500,000          6.7%***
 270 Park Avenue
 New York, NY 10017
First Plaza Group Trust.................  500,000          6.7%
 Mellon Bank, N.A., as Trustee
 c/o General Motors Investment
 Management Corporation
 767 Fifth Avenue
 New York, NY 10153
Madison Dearborn Capital Partners,
 L.P. ..................................  500,000          6.7%
 Three First National Plaza
 Chicago, IL 60602
Wolfensohn-River LLC....................   50,000          0.6%
 599 Lexington Avenue
 New York, NY 10022
                                          --------  ---------
                                          7,500,000      100.0%
                                          --------  ---------
                                          --------  ---------

------------------------------
  * These numbers do not take into account the exercise of options for up to an aggregate of 490,000 shares of Holding Common Stock that are expected to be granted to the Management Investors within one year of the closing of the Merger and up to an aggregate of 200,000 shares of Holding Common Stock that are expected to be purchased by the Management Investors (or stock units granted to the Management Investors in lieu of the sale of a portion of such shares of Holding

     Common Stock) within one year of the closing of the Merger. At least $725 million of proceeds from the sale of an aggregate of 7,250,000 shares of Holding Common Stock will be received at the closing of the Merger through the sale of Holding Common Stock. In the event that $750 million of proceeds from the sale of Holding Common Stock is not received at the closing of the Merger, certain equity investors, including CDR Fund V, will provide a capital call commitment for the difference between $750 million and the sum of (x) the amount of proceeds from the sale of Holding Common Stock at the closing of the Merger and (y) the amount of proceeds received from the sale of Holding Common Stock to the Management Investors, together with the aggregate amount of deferred compensation bonuses granted to the Management Investors that are converted into Holding stock units, in each case, within one year of the closing of the Merger, so that the aggregate proceeds from the sale of Holding Common Stock received by the first anniversary of the closing of the Merger will be at least $750 million, representing 7,500,000 shares of Holding Common Stock. See "-- Source and Amount of Funds; SALE OF HOLDING COMMON STOCK."

 ** B. Charles Ames, William A. Barbe, Kevin J. Conway, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe, Andrall E. Pearson and Joseph L. Rice, III may be deemed to share beneficial ownership of the shares owned of record by CDR Fund V by virtue of their status as stockholders of the general partner of the general partner of CDR Fund V, but each expressly disclaims such beneficial ownership of the shares owned by CDR Fund V. The stockholders of Associates Inc. share investment and voting power with respect to securities owned by CDR Fund V. The business address for each of them is 270 Greenwich Avenue, Greenwich, CT 06830.

*** Chemical Equity Associates intends to purchase Holding Common Stock in shares of Class B Common Stock, which does not have voting rights.

CERTAIN FINANCIAL CONSIDERATIONS

    If a court in a suit by an unpaid creditor or representative of creditors of Riverwood, such as a trustee in bankruptcy or Riverwood as debtor-in-possession in a reorganization case under the bankruptcy laws, were to find that (a) the payment of the Merger Consideration to Riverwood's stockholders and the incurrence of indebtedness (including any guarantees) by Holding or its subsidiaries with respect to the Financing (such events being referred to herein as a "Transfer") was made with actual intent to hinder, delay or defraud the creditors of Riverwood or that (b) Riverwood received less than fair consideration or reasonably equivalent value for a Transfer, and Riverwood either (i) was insolvent at the time of a Transfer or rendered insolvent by reason of a Transfer, (ii) was engaged in a business or transaction for which its remaining assets constituted unreasonably small capital, or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay as such debts matured, the court could find that a Transfer constituted a fraudulent transfer or conveyance under applicable federal or state law.

    If a Transfer were determined to be a fraudulent transfer or conveyance, or if payment of the Merger Consideration were determined under applicable law to be an impermissible dividend or redemption, there is a risk that the stockholders of Riverwood, including Manville (and persons receiving distributions thereof from Manville), as recipients of the Merger Consideration, could be ordered by a court to turn over to Riverwood, its creditors or its trustee in bankruptcy all or a portion of the Merger Consideration that they received.

    The measure of insolvency for purposes of the foregoing will vary depending upon the law of the applicable jurisdiction. Generally, however, Riverwood would be considered insolvent if the present fair saleable value of Riverwood's assets is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured, or if the sum of Riverwood's debts (including any contingent liabilities) is greater than all of Riverwood's property at a fair valuation. There can be no assurance as to what standards a court would use to determine whether Riverwood was solvent at the relevant time or whether, whatever standard was used, the payment of the Merger Consideration would not be avoided on another of the grounds set forth above.

    Parent and the Purchaser have represented in the Merger Agreement that at and immediately after the Effective Time, and after giving effect to the Merger, the Financing and any other transactions contemplated in connection therewith (and any changes in the Surviving Corporation's assets and liabilities as a result thereof), the Surviving Corporation will not (i) be insolvent (either because its financial condition is such that the sum of its debts (including contingent liabilities) is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its probable liabilities on its existing debts as they become absolute and matured), (ii) have unreasonably small capital with which to conduct its business or (iii) have incurred or plan to incur debts beyond its ability to pay as they mature. See "-- The Merger Agreement; CERTAIN REPRESENTATIONS AND WARRANTIES." Pursuant to the Merger Agreement, Parent and the Purchaser have agreed to engage an appraisal firm to deliver the Solvency Letter (as defined below) relating to these matters, the addressees of which will include Riverwood and Manville, and on which Riverwood and Manville will be entitled to rely. It is a condition to Riverwood's obligation to effect the Merger that (x) the Riverwood Board receive a copy of the Solvency Letter and (y) the terms and provisions of the definitive agreements relating to the Financing shall not have caused the Riverwood Board, in the exercise of its good faith, reasonable judgment, after consultation with its counsel and its financial advisor, to conclude that, notwithstanding the delivery of the Solvency Letter, the representation set forth in the first sentence of this paragraph is not true and correct in all material respects at and as of the Effective Time. See "-- The Merger Agreement; CONDITIONS TO CONSUMMATION OF THE MERGER." In addition, Holding, Parent and the Purchaser have advised the Company that it is a condition to the Lenders' obligations to fund the Senior Secured Credit Facilities upon consummation of the Merger that the Lenders receive an opinion as to the solvency, adequate capitalization and ability to pay debts of Parent and its subsidiaries. No assurance, however, can be given that any solvency opinion will be obtained.

    Parent will incur significant indebtedness in connection with the Merger, the Financing and the transactions contemplated thereby through the issuance of the Notes (as defined below) and the indebtedness to be incurred under the Senior Secured Credit Facilities (as defined below). As a result, after the effective time of the Subsequent Merger, Holding and its subsidiaries will be highly leveraged and subject to substantial repayment obligations beginning in 1997 under the Senior Secured Credit Facilities. The ability of Holding and its subsidiaries to satisfy their financial obligations will depend upon the operating performance of Holding and its subsidiaries, which is subject to prevailing economic conditions, levels of interest rates and to financial, business and other factors, many of which are beyond the control of Holding and its subsidiaries. Holding, Parent and the Purchaser have advised Manville that based on current projections and review to date of Riverwood's operations and business, Holding, Parent and the Purchaser believe that, after and giving effect to the Merger, the Financing, the Subsequent Merger and any other transactions contemplated in connection therewith (and any changes in assets and liabilities of Holding or any of its subsidiaries as a result thereof) none of Holding or any of its subsidiaries incurring any indebtedness (including any guarantees) with respect to the Financing will (i) be insolvent (either because its financial condition is such that the sum of its debts (including contingent liabilities) is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its probable liabilities on its existing debts as they become absolute and matured), (ii) have unreasonably small capital with which to conduct its business or (iii) have incurred or plan to incur debts beyond its ability to pay as they mature.

    There   can  be  no  assurance,  regardless   of  whether  Holding  and  its
subsidiaries are solvent after the Merger, the Subsequent Merger and the consummation of the transactions contemplated by the Merger Agreement, that a court would not determine that a Transfer constituted a fraudulent transfer or conveyance on another of the grounds set forth above.

    For a discussion of the Financing, see "-- Source and Amount of Funds."

CERTAIN PROJECTIONS

    Neither Manville nor Riverwood, as a matter of course, publicly discloses projections as to future results of operations or financial condition. However, in connection with Riverwood's solicitation of indications of interest from potential bidders, such parties were provided with certain projected financial information for Riverwood and its subsidiaries prepared by management.

    The projected financial information provided to potential bidders also included certain major underlying assumptions, including, but not limited to (i) projected volume of shipments for major products, (ii) projected selling prices for major product lines, (iii) projected manufacturing costs for major product lines, (iv) projected operating expenses for each major business, and (v) projected capital spending by each major business. In addition, such parties were provided similar historical actual information for a five-year period. Riverwood assumed no responsibility for the accuracy of these projections and gave no assurance that these projections would be realized. Projections were first provided to such persons in June 1995 (the "June Projections"), and in September 1995 Riverwood updated portions of the June Projections with respect to 1995 and 1996 (the "September Projections").

    THE FOLLOWING PROJECTIONS WERE NOT PREPARED BY MANVILLE, AND MANVILLE MAKES NO REPRESENTATION AS TO THE FORM OR CONTENT THEREOF. IN ADDITION, RIVERWOOD HAS ADVISED MANVILLE THAT THE FOLLOWING PROJECTIONS WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE AND ARE INCLUDED HEREIN ONLY BECAUSE SUCH INFORMATION WAS PROVIDED TO VARIOUS THIRD PARTIES. IN ADDITION, RIVERWOOD HAS INFORMED MANVILLE THAT THESE PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARD COMPLIANCE WITH PUBLISHED GUIDELINES OF THE COMMISSION OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS AND FORECASTS, NOR IS THE PROJECTED FINANCIAL INFORMATION INTENDED TO BE PRESENTED IN A MANNER CONSISTENT WITH FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. WHILE PRESENTED WITH NUMERICAL SPECIFICITY, THESE PROJECTIONS ARE BASED UPON A VARIETY OF ASSUMPTIONS, SOME OF WHICH ARE SET FORTH BELOW, WITH RESPECT TO INDUSTRY PERFORMANCE, GENERAL BUSINESS AND ECONOMIC CONDITIONS, TAXES, AND OTHER MATTERS, MOST OF WHICH ARE BEYOND THE CONTROL OF MANVILLE, RIVERWOOD, HOLDING, PARENT AND THE PURCHASER. NONE OF MANVILLE, RIVERWOOD, HOLDING, PARENT, THE PURCHASER OR ANY OF THEIR FINANCIAL ADVISORS ASSUMES ANY RESPONSIBILITY FOR THE ACCURACY OF THESE PROJECTIONS, AND THE PRESENTATION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY MANVILLE, RIVERWOOD OR ANY OTHER PERSON THAT THESE RESULTS WILL BE ACHIEVED. IN ADDITION, BECAUSE THE PROJECTIONS ARE BASED ON A NUMBER OF ASSUMPTIONS AND ARE SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES, WHICH ARE BEYOND THE CONTROL OF MANVILLE, RIVERWOOD, HOLDING, PARENT AND THE PURCHASER AND THEIR FINANCIAL ADVISORS, THERE CAN BE NO ASSURANCE THAT THESE PROJECTIONS WILL BE REALIZED, AND ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN, POSSIBLY BY MATERIAL AMOUNTS.

    The projections should be read together with the information contained in the consolidated financial statements of Riverwood which are incorporated herein by reference to the Riverwood Proxy Statement. The projections set forth below do not give effect to the Merger and the Financing described in "-- Source and Amount of Funds."

    The summary unaudited projected financial data set forth below are derived from the June Projections:

                                            1995(A)  1996    1997    1998    1999
                                            ------  ------  ------  ------  ------
                                                 (DOLLAR AMOUNTS IN MILLIONS)
Sales
  Coated Board System.....................  $1,028  $1,163  $1,317  $1,446  $1,545
  Containerboard..........................     247     260     161     126      98
  US Timberlands/Wood Products............     161     156     152     150     154
  Intersegment eliminations...............     (19)    (19)    (19)    (19)    (19)
                                            ------  ------  ------  ------  ------
    Total Sales...........................  $1,417  $1,560  $1,611  $1,703  $1,778
Operating Income (Note B)
  Coated Board System.....................  $  142  $  248  $  333  $  379  $  414
  Containerboard..........................      71     113      64      51      36
  US Timberlands/Wood Products............      47      45      43      42      46
  Intersegment eliminations...............     (32)    (33)    (33)    (34)    (35)
                                            ------  ------  ------  ------  ------
    Total operating income................  $  228  $  373  $  407  $  438  $  461

                                            1995(A)  1996    1997    1998    1999
                                            ------  ------  ------  ------  ------
                                                 (DOLLAR AMOUNTS IN MILLIONS)
Net Income................................  $   86  $  169  $  191  $  210  $  224
EBITDA (Notes B and C)
  Coated Board System.....................  $  210  $  322  $  423  $  485  $  529
  Containerboard..........................      93     132      78      60      42
  US Timberlands/Wood Products............      60      58      57      56      59
  Intersegment eliminations...............     (29)    (30)    (31)    (32)    (32)
                                            ------  ------  ------  ------  ------
    Total EBITDA..........................  $  334  $  482  $  527  $  569  $  598

------------------------------

(A) 1995 excludes costs associated with the strategic alternatives process that are included in Other Costs in Riverwood's historical financial statements, which are included elsewhere in this Proxy Statement.

(B) Operating Income and EBITDA include the projected equity earnings of a 50% interest in a Brazilian operation.

(C) "EBITDA," for purposes hereof, represents operating income plus depreciation, amortization and the cost of timber harvested. EBITDA is presented here not as a measure of projected operating results, but rather as a measure of Riverwood's projected ability to service debt. EBITDA is not a generally accepted accounting principles measure and should not be construed as an alternative either to (i) net income (determined in accordance with generally accepted accounting principles) or (ii) cash flows from operating activities (determined in accordance with generally accepted accounting principles).

    The summary unaudited projected financial data set forth below are derived from the September Projections:

                                                         1995(A)  1996
                                                         -----    -----
                                                            (DOLLAR
                                                           AMOUNTS IN
                                                           MILLIONS)
Operating Income (Note B)
  Coated Board System..................................  $116     $ 245
  Containerboard.......................................    74        84
  US Timberlands/Wood Products.........................    49        56
  Intersegment eliminations............................   (28 )     (30)
                                                         -----    -----
    Total operating income.............................  $211     $ 355
Net Income.............................................  $ 79     $ 155

------------------------------

(A) 1995 excludes costs associated with the strategic alternatives process that are included in Other Costs in Riverwood's historical financial statements, which are included elsewhere in this Proxy Statement.

(B) Operating Income includes the projected equity earnings of a 50% interest in a Brazilian operation.

    The projections presented herein were based on a number of assumptions. The following discussion outlines certain significant assumptions underlying these projections.

    VOLUME. Riverwood's U.S. coated unbleached kraft board ("CUK Board") capacity was projected to increase to 1.3 million tons during the projection period due to the conversion of one of Riverwood's paperboard machines at its Macon, Georgia mill (the "Macon Machine") to CUK Board production. The significant increase in capacity was forecasted to be sold in the open market cartonboard segment and converted into packages and sold into beverage carton and general folding carton markets.

    Conversely, the projections reflect an assumed decline in linerboard production as the Macon Machine is converted to CUK Board production.

    Sales volume in the U.S. Timberlands/Wood Products segment was projected to remain relatively stable during the projection period.

    PRICING. Projected prices for CUK Board products reflect improvements in 1995 (principally in open market board sales) with moderate increases thereafter for most product lines. For the containerboard markets, board pricing was
projected    to    increase   in    the   1995-1997    period   in    the   June

Projections while the September Projections reflect declining prices through 1996, which remain flat thereafter. In the U.S. Timberlands/Wood Products segment pricing was projected to remain relatively flat.

    PRODUCTIVITY AND COST. Most cost components generally were indexed to increase at a moderate rate except the delivered costs of old corrugated containers which were assumed to decline from an average of $240 a ton in 1995. Certain productivity and cost reductions relating to projected capital expenditures were included in the projections.

    OPERATING EXPENSES. Most operating expenses were projected to increase at a moderate inflationary rate with the assumption that the 1995 sales, marketing and other organizational infrastructure was sufficient to support the coated board capacity increases.

    CAPITAL EXPENDITURES. Projected capital expenditures, including expenditures financed under lease arrangements, included in the June Projections and the September Projections were as follows: $180 million in 1995, $217 million in 1996, $205 million in 1997, $151 million in 1998 and $149 million in 1999. The projected capital expenditures included significant amounts related to expansion of the Coated Board System segment principally related to CUK Board capacity, converting capacity and packaging machinery installations. The projected capital expenditures also included estimated spending for productivity projects, future environmental requirements and maintenance needs. Significant financial benefits expected to result from this projected capital spending were included in the June Projections and the September Projections.

    OTHER AREAS. Projected interest expense was based on Riverwood's 1995 debt structure and debt amortization schedule. Projected income tax expense was based on existing tax laws in countries where Riverwood operates.

    Following the date of the September Projections, projections were prepared for use in connection with the Financing, which projections generally reflect lower aggregate sales, operating income, EBITDA, net income and capital expenditures than are reflected in the June Projections and the September Projections.

CERTAIN EVENTS

    On December 6, 1995, Forrest Kelly Clay, an alleged stockholder of Riverwood, filed a purported class action lawsuit in the United States District Court for the Northern District of Georgia, Atlanta Division, against Riverwood and certain officers of Riverwood (the "Individual Defendants," and together with Riverwood, the "Defendants"). The complaint generally alleges that the Defendants violated the federal securities laws by disseminating misleading statements and omissions concerning the strategic alternatives that Riverwood was considering and that the Individual Defendants violated the federal securities laws by trading in Riverwood's securities while in possession of material, non-public information. The complaint generally seeks damages in an unspecified amount, as well as other relief. The Defendants believe the allegations contained in the complaint are without merit and intend to contest them vigorously.

    The Louisiana Department of Environmental Quality notified Riverwood, by letter dated December 19, 1995, that Riverwood may be liable for the remediation of the release or threat of release of hazardous substances at a wood treatment site that Riverwood or its predecessor previously operated in Shreveport, Louisiana and an oil refinery site in Caddo Parish, Louisiana that was never operated by Riverwood. Riverwood is currently evaluating these claims.

SOURCE AND AMOUNT OF FUNDS

    Holding, Parent and the Purchaser have advised Manville that approximately $2,716 million will be required to (i) finance the payment of the Merger
Consideration, (ii) repay or refinance certain existing indebtedness of Riverwood and certain of its subsidiaries and (iii) pay the fees, expenses and taxes expected to be incurred in connection with the Merger, the Subsequent Merger and the Financing (collectively, the "Transactions"). Holding, Parent and the Purchaser have further advised

Manville that they anticipate that the Transactions will be financed with the proceeds of the sale of up to approximately $750 million of Holding Common Stock, together with (A) up to $1,277 million of bank borrowings by Parent pursuant to senior secured credit facilities with a group of banks led by Chemical Bank which provide for aggregate commitments of up to $1,550 million (the "Senior Secured Credit Facilities"), (B) $39 million in initial borrowings by Riverwood International Machinery, Inc. ("RIMI") under a $140 million, five-year, secured revolving credit facility (the "Machinery Facility") for the purpose of financing or refinancing packaging machinery and (C) the proceeds of concurrent offerings by Parent of (x) $250 million of Senior Notes due 2006 (the "Senior Notes") and (y) $400 million of Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes" and, together with the Senior Notes, the "Notes") (collectively, the "Financing"). Holding, Parent and the Purchaser have advised Manville that they are also preparing an offering (the "Timber Note Offering"), the net proceeds of which are expected to be up to approximately $250 million, which is expected to close after or, in certain circumstances, contemporaneously with, the Merger, by RIUSA, indirectly through a special purpose entity, wholly owned by RIUSA, of Timber Collateralized Notes (the "Timber Notes"), secured by the U.S. timberlands presently owned and leased by RIUSA. The net proceeds from the Timber Note Offering, if consummated, will be distributed by the special purpose entity to RIUSA and applied by RIUSA to reduce the outstanding term loans under the Senior Secured Credit Facilities.

    Holding has advised Manville that it expects that the operating cash flow of RIUSA and, if necessary, other available sources of cash will be sufficient to make all principal and interest payments under the Senior Secured Credit Facilities, the Senior Notes and the Senior Subordinated Notes.

    The following table illustrates the estimated sources and uses of funds necessary to consummate the Transactions as if the closing of such Transactions had occurred on December 31, 1995:

                                    SOURCES

                                                                    AMOUNTS
                                                              -------------------
                                                                  (DOLLARS IN
                                                                   MILLIONS)
Senior Secured Credit Facilities:
  Revolving Credit Facility (Note A)........................       $     127
  Tranche A Term Loan (Note B)..............................             725
  Tranche B Term Loan (Note B)..............................             304
  Tranche C Term Loan (Note B)..............................             121
Machinery Facility (Note C).................................              39
Senior Notes................................................             250
Senior Subordinated Notes...................................             400
Holding Common Stock (Note D)...............................             750
                                                                     -------
    Total Sources...........................................       $   2,716
                                                                     -------
                                                                     -------

                                      USES

Purchase of Riverwood Common Stock (Note E).................      $   1,475
Refinance Existing Debt (Note F)............................            966
Estimated Fees, Expenses and Tax Payments (Note G)..........            275
                                                                    -------
    Total Uses..............................................      $   2,716
                                                                    -------
                                                                    -------

------------------------

(A) This amount represents the drawn portion at the closing of the Merger under the $400 million revolving portion of the Senior Secured Credit Facilities, assuming that the full $750 million of Holding Common Stock is sold at the closing of the Transactions (see Note D below) and each of the amounts described in Notes E, F and G were paid at the closing of the Merger (see Notes E, F and G below). This amount also assumes that approximately $39 million is drawn under the Machinery Facility at the closing of the Merger in connection with the termination of RIMI's existing sale and leaseback arrangements with respect to packaging machinery (see Note C below). In the event that the Machinery Facility is not in place at the closing of the Merger, it is expected that amounts drawn under the Revolving Credit Facility will increase by $39 million.

(B) The net proceeds of the Timber Note Offering, expected to be up to approximately $250 million, will be distributed by the special purpose entity to RIUSA and applied by RIUSA to reduce the outstanding term loans under the Term Loan Facility. The interest and repayment terms of the Timber Notes have not been determined, and it is not yet known if such terms will differ substantially from the terms of the Term Loan Facility. A registration statement for the Timber Notes was filed with the Commission on January 29, 1996. The Timber Note Offering, if consummated, is expected to close after or, under certain circumstances, simultaneously with, the Merger. There can be no assurance that the Timber Note Offering will be completed. See "-- TIMBER NOTE OFFERING."

(C) In connection with the Merger, Holding expects that RIMI will enter into, and make initial borrowings under, the $140 million Machinery Facility for the purpose of financing or refinancing packaging machinery. The $39 million amount represents the amount that is expected to be drawn under the
    Machinery Facility at the closing of the Merger in connection with the termination of RIMI's existing off-balance sheet sale and leaseback arrangements with respect to packaging machinery, and assumes no additional borrowings under the Machinery Facility at the closing of the Merger. In the event that the Machinery Facility is not in place at the closing of the Merger, it is expected that the amounts drawn under the Revolving Credit Facility will increase by $39 million.

(D) At least $725 million of proceeds from the sale of Holding Common Stock will be received at the closing of the Merger. In the event that $750 million of proceeds from the sale of Holding Common Stock is not received at the closing of the Transactions, one or more equity investors will provide a capital call commitment for the difference between $750 million and sum of
    (x) the amount of proceeds received from the sale of Holding Common Stock received at the closing of the Merger and (y) the amount of proceeds received from the sale of Holding Common Stock to the Management Investors, together with the aggregate amount of deferred compensation bonuses granted to the Management Investors that are converted into Holding stock units, in each case, within one year of the closing of the Merger, so that the aggregate proceeds from the sale of Holding Common Stock received by the first anniversary of the closing of the Merger will be at least $750 million. See "-- SALE OF HOLDING COMMON STOCK."

(E) Assumes the full conversion of $125 million principal amount of Riverwood's 6 3/4% Convertible Subordinated Notes due 2003 (the "Convertible Notes") in connection with the completion of the Merger.

(F) Assumes that substantially all existing indebtedness of Riverwood is repaid at the closing of the Transactions, including the purchase of 100% of Riverwood's outstanding 10 3/4% Senior Notes Due 2000, the 10 3/4% Senior Notes II Due 2000, the 11 1/4% Senior Subordinated Notes Due 2002, the
    11 1/4% Senior Subordinated Notes II Due 2002 and the 10 3/8 Senior Subordinated Notes Due 2004 (collectively, the "Outstanding Notes") pursuant to the Offers (as defined below). Includes $39 million to repurchase packaging machinery under operating leases in connection with the termination of RIMI's existing off-balance sheet sale and leaseback arrangements with respect to packaging machinery. Riverwood expects to keep in place certain existing debt and credit facilities, aggregating approximately $63 million, following the closing of the Merger. See "-- The Merger Agreement; CERTAIN OTHER COVENANTS."

(G) Estimated fees and expenses include underwriting discounts and commissions, bank and financial advisory fees, legal and accounting expenses and tender and make-whole premiums and related costs, relating to the Transactions. Estimated tax payments include estimated stand-alone state and local income tax payments related to the expected election under Section 338(h)(10) of the Code in connection with the Merger, and exclude federal, local and combined state income tax payments relating to such election, which Riverwood's majority stockholder, Manville, has agreed to pay. See "-- Tax Matters Agreement."

    SENIOR SECURED CREDIT FACILITIES

    Holding, Parent and the Purchaser have advised Manville that the credit agreement expected to be entered into by Parent in connection with the Merger will provide for aggregate maximum borrowings by Parent under a $1,150 million term loan facility (the "Term Loan Facility") and a $400 million revolving credit facility (the "Revolving Credit Facility," and together with the Term Loan Facility, the "Facilities"). The initial borrowings under the Facilities will be made by Parent immediately prior to the Effective Time and will be guaranteed by Holding and the Purchaser. Following the Subsequent Merger, RIUSA (currently a wholly owned subsidiary of Riverwood and, following the Subsequent Merger, a wholly owned subsidiary of Parent as the surviving corporation in the Subsequent Merger) will be assigned all of Parent's rights, as the surviving corporation in the Subsequent Merger, under the Facilities and will assume all of Parent's obligations, as the surviving corporation in the Subsequent Merger, thereunder, including with respect to all of the loans made to finance the Transactions. Parent, as the surviving corporation in the Subsequent Merger, will guarantee all of RIUSA's obligations under the Facilities in exchange for being released from its primary obligations thereunder. The following summary of certain provisions of the Facilities is a description of currently expected terms of such provisions after giving effect to the consummation of the Merger and the Subsequent Merger and the assumption by RIUSA of Parent's obligations under the Facilities. Because the terms of the Facilities remain under discussion with the Lenders, the terms of the definitive agreements therefor may vary materially from those described in the following summary.

    Holding, Parent and the Purchaser have advised Manville that Chemical Bank has committed to provide, or arrange for a syndicate of lenders (the "Lenders") to provide, Parent and, after the Effective Time and the Subsequent Merger, RIUSA and certain of its subsidiaries (the "Subsidiary Borrowers"), subject to certain terms and conditions, the Senior Secured Credit Facilities in an aggregate principal amount not to exceed $1,550 million (the term loan portion of such commitment to be reduced by (i) the aggregate amount of the Outstanding Notes remaining outstanding as of the close of the Offers and after any change of control repurchases that is in excess of 15% of the current aggregate principal amount of the Outstanding Notes (the "Commitment Reduction")). At the closing of the Transactions (or shortly thereafter) (i) approximately $1,150 million is expected to be drawn under the Term Loan Facility described below and
(ii) $127 million is expected to be drawn under the Revolving Credit Facility under which $400 million is available on a revolving credit basis for the general corporate purposes of RIUSA and its subsidiaries.

    STRUCTURE.   The Senior Secured Credit Facilities are expected to consist of
(a) the Term Loan Facility in an aggregate principal amount of $1,150 million, subject to the Commitment Reduction, consisting of three tranches in principal amounts of $725 million, $304 million and $121 million (the "Tranche A Term Loan," "Tranche B Term Loan" and "Tranche C Term Loan," respectively) and (b) the Revolving Credit Facility providing for revolving loans to RIUSA and the Subsidiary Borrowers and the issuance of letters of credit for the account of RIUSA and the Subsidiary Borrowers in an aggregate principal amount (including the aggregate stated amount of letters of credit and the aggregate reimbursement and other obligations in respect thereof) at any time not to exceed $400 million. Prior to the closing of the Transactions, a portion of the Term Loan Facility allocated to the Tranche A Term Loan may be reallocated to the Tranche B Term Loan and the Tranche C Term Loan.

    AVAILABILITY. The availability of the Senior Secured Credit Facilities is expected to be subject to various conditions precedent typical of bank loans, and Chemical Bank's commitment to provide the Senior Secured Credit Facilities is also subject to, among other things, the completion of Chemical Bank's financial and legal review of Parent, Riverwood and the Merger, and the absence of any material adverse change with respect to Riverwood in particular or the financial, banking or capital markets in general. It is expected that the full amount of the Term Loan Facility will have to be drawn in not more than two drawings, the first at the closing of the Transactions and the second within ninety days thereafter, and amounts repaid or prepaid under the Term Loan Facility may not be reborrowed. A portion of the Tranche A Term Loan and the Revolving Credit Facility is expected to be available as a multicurrency facility, and letters of credit may be issued to facilitate local currency borrowing.

    The Tranche A Term Loan and the Revolving Credit Facility are expected to mature in March 2003. The Tranche B Term Loan is expected to mature in March 2004 and the Tranche C Term Loan is expected to mature in September 2004.

    Amortization of the Term Loan Facility is expected to be in semi-annual payments commencing in September 1997. Scheduled semi-annual payments on the Tranche A Term Loans are expected to total approximately $23 million in 1997, $68 million in 1998, $102 million in 1999, $125 million in 2000, $153 million in 2001, $170 million in 2002 and $85 million in 2003. Scheduled semi-annual payments on the Tranche B Term Loans are expected to total approximately $750,000 in 1997, $2 million in 1998, $3 million in 1999, $3 million in 2000,
$32 million in 2001, $61 million in 2002, $116 million in 2003 and $86 million in 2004. Scheduled semi-annual payments on the Tranche C Term Loans are expected to total approximately $300,000 in 1997, $1 million in 1998, $1 million in 1999, $1 million in 2000, $1 million in 2001, $13 million in 2002, $25 million in 2003 and $80 million in

2004. In addition, the Senior Secured Credit Facilities are subject to mandatory prepayment and reductions (to be applied first to the Term Loan Facility) in an amount equal to, subject to certain exceptions, (a) 50% of the net proceeds of certain offerings of equity securities by Holding, (b) 100% of the net proceeds of (i) certain debt offerings by Holding, RIUSA or any of their subsidiaries,
(ii) certain asset sales, leases or other dispositions and (iii) the sale of the Timber Notes and (c) a percentage ranging between 50% and 75% of RIUSA's excess operating cash flow, such percentage to be determined in accordance with the terms of the definitive documentation. In the event of any receivables securitization, the Revolving Credit Facility is expected to be permanently reduced by an amount equal to the proceeds of such securitization.

    SECURITY; GUARANTY. The obligations of RIUSA under the Senior Secured Credit Facilities are expected to be unconditionally and irrevocably guaranteed by Holding, Parent and certain domestic subsidiaries of RIUSA (other than any subsidiaries created in connection with the issuance of the Timber Notes or to implement any future receivables securitization). In addition, the Senior Secured Credit Facilities and the guarantees thereunder will be secured by security interests in and pledges of or liens on substantially all the material tangible and intangible assets of RIUSA (other than assets pledged in connection with the Timber Note Offering or any future receivables securitization), including pledges of all the capital stock of, or other equity interests in, each direct or indirect domestic subsidiary of RIUSA and, subject to limited exceptions, 65% of the capital stock of, or other equity interests in, each foreign subsidiary of RIUSA.

    INTEREST. At RIUSA's election, the interest rates per annum applicable to the loans under the Senior Secured Credit Facilities are expected to be at fluctuating rates of interest measured by reference to either (a) an adjusted London inter-bank offered rate ("LIBOR") plus a borrowing margin or (b) an alternate base rate ("ABR") (equal to the highest of Chemical Bank's published prime rate, a certificate of deposit rate plus 1% and the Federal Funds effective rate plus 1/2 of 1%) plus a borrowing margin. The borrowing margins applicable to Tranche A Term Loans and loans under the Revolving Credit Facility are expected to be 1.50% for ABR loans and 2.50% for LIBOR loans. These margins are expected to be subject to reduction after March 1997 if certain financial performance thresholds are met. The interest rate borrowing margins applicable to the Tranche B Term Loans and the Tranche C Term Loans will be 2.00% and 2.50%, respectively, for ABR loans and 3.00% and 3.50%, respectively, for LIBOR loans and will not be subject to reduction. Amounts under the Senior Secured Credit Facilities not paid when due bear interest at a default rate equal to 2.00% above the rate otherwise applicable to the Tranche C Term Loans.

    FEES. RIUSA has agreed to pay certain fees with respect to the Senior Secured Credit Facilities, including (i) fees on the unused commitments of the Lenders equal to 1/2 of 1% on the undrawn portion of the commitments in respect of the facilities; (ii) letter of credit fees on the aggregate face amount of outstanding letters of credit equal to the then applicable borrowing margin for LIBOR Revolving Loans plus a 1/4 of 1% per annum fronting bank fee for the letter of credit issuing bank; (iii) annual administration fees; and (iv) agent, arrangement and other similar fees.

    COVENANTS. The Senior Secured Credit Facilities are expected to contain a number of covenants that, among other things, will restrict the ability of Holding, Parent, RIUSA and its subsidiaries to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness or amend other debt instruments, pay dividends, create liens on assets, make investments, loans or advances, make acquisitions, create subsidiaries, engage in mergers or consolidations, change the business conducted by RIUSA, make capital expenditures, or engage in certain transactions with affiliates and otherwise restrict certain corporate activities. In addition, under the Senior Secured Credit Facilities, RIUSA is expected to be required to comply with specified financial ratios and minimum tests, including minimum interest coverage ratios, maximum leverage ratios and minimum net worth tests.

    The Senior Secured Credit Facilities are expected to contain provisions that will prohibit any amendments or modification of the indentures adverse to the Lenders under the Senior Secured Credit Facilities and that will limit RIUSA's ability to prepay or refinance the Notes without the consent of such Lenders.

    EVENTS OF DEFAULT. The Senior Secured Credit Facilities are expected to contain customary events of default including non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations or warranties in any material respect, cross default and cross acceleration to certain other indebtedness, bankruptcy, material judgments and liabilities and a change in control.

PACKAGING MACHINERY FINANCING FACILITY

    Holding and Parent have advised Manville that Holding expects to receive a commitment from Chemical Bank and certain other lenders (collectively, the "Machinery Lenders") to provide RIMI, currently a wholly owned subsidiary of Riverwood, up to $140 million through the Machinery Facility for the purpose of financing or refinancing packaging machinery. This summary of certian provisions of the Machinery Facility is a description of currently expected terms of such provisions after giving effect to the consummation of the Merger. Because the terms of the Machinery Facility remain under discussion with the Machinery Lenders, the terms of the definitive agreement may vary materially from those described in this summary.

    Loans under the Machinery Facility will bear interest at the rates applicable to the Revolving Credit Facility described above under "-- SENIOR SECURED CREDIT FACILITIES" and will mature in March 2001. Advances under the Machinery Facility will not exceed a formula to be applied against a borrowing base consisting of substantially all of the packaging machinery owned by RIMI. The advance rate formula will permit advances against machinery purchased after the closing of the Merger in which the Machinery Lenders receive a perfected security interest equal to 94% of the original purchase price paid by RIMI to Riverwood for such machinery during the first year after purchase, decreasing to 81% in the second year, 68% in the third year, 55% in the fourth year and 42% in the fifth year. The advance rate formula for machinery in which the Machinery Lenders do not have a perfected security interest will be reduced to approximately 65% of those amounts (which machinery cannot exceed 50% of the total borrowing base). Packaging machinery purchased by RIMI prior to the closing of the Merger may also be included in the borrowing base but will be subject to a different advance rate formula to be determined in the definitive documentation. RIMI will be required periodically to compute its borrowing capacity by applying the advance rate formula to its borrowing base. If then outstanding loans under the Machinery Facility exceed that capacity, RIMI will be required to repay the excess amount of any such outstanding loans. RIMI will also be obligated to pay a commitment fee of 0.50% per annum on the unused portion of the Machinery Facility.

    The Machinery Lenders will receive a perfected security interest in substantially all of the machinery in the borrowing base which is located in the United States. It is expected that the Machinery Lenders will also have a perfected security interest in some of the borrowing base machinery that will be located in foreign countries. In addition, all of the assets and guarantees that secure Senior Secured Credit Facilities will secure all of RIMI's obligations under the Machinery Facility and all of the borrowing base assets that secure the Machinery Facility will also secure loans made under the Senior Secured
Credit Facilities. The covenants and defaults contained in the Machinery Facility are expected to be substantially the same as the covenants and defaults contained in the Senior Secured Credit Facilities.

    At the closing of the Merger, RIMI expects to borrow approximately $38.9 million under the Machinery Facility for the purpose of repurchasing packaging machinery with respect to existing sale and leaseback arrangements affecting a portion of RIMI's existing packaging machinery.

    SENIOR NOTES AND SENIOR SUBORDINATED NOTES

    Parent has advised Manville that the Notes will be offered by Parent. Immediately following the Subsequent Merger, RIUSA will assume all of Parent's obligations under the Notes and Parent, as the surviving corporation in the Subsequent Merger, will guarantee the Notes in exchange for being released from its primary obligations under the Notes. Parent has advised Manville that the following summary of certain provisions of the Notes and the indentures with respect thereto (each an "Indenture" and collectively, the "Indentures") is a description of the currently expected terms of such provisions after giving effect to the consummation of the Subsequent Merger and the assumption of the Notes by RIUSA. The terms of the Notes and the Indentures with respect thereto remain under discussion with the underwriters, and accordingly their definitive terms may vary materially from those described in the following summary.

    The Senior Notes are expected to mature in 2006 and the Senior Subordinated Notes are expected to mature in 2008. Except as described below, RIUSA may not redeem the Notes prior to 2001. On or after such date, it is anticipated that RIUSA may redeem such Notes, in whole or in part, at certain redemption prices, together with accrued and unpaid interest, if any, to the date of redemption. In addition, at any time and from time to time on or prior to 1999, it is anticipated that RIUSA may, subject to certain requirements, redeem up to 40% of the original aggregate principal amount of the Senior Notes and the Senior
Subordinated Notes with the net cash proceeds of one or more public equity offerings at prices equal to stated percentages of the principal amount of the Senior Notes and the Senior Subordinated Notes, as the case may be, to be redeemed, together with accrued and unpaid interest, if any, to the date of redemption, provided that at least 60% of the original aggregate principal amount of each of the Senior Notes and the Senior Subordinated Notes remains outstanding after each such redemption. The Notes will not be subject to any sinking fund obligations.

    Upon the occurrence of a Change of Control (as defined in the Indentures), it is anticipated that (i) RIUSA may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus an applicable premium, together with accrued and unpaid interest, if any, to the date of redemption, and (ii) if RIUSA does not so redeem the Notes, it may be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of repurchase, PROVIDED that the holders of Senior Notes will have the opportunity to have their Notes repurchased prior to holders of Senior Subordinated Notes. The Senior Secured Credit Facilities, however, will prohibit the purchase of the Notes by RIUSA in the event of a Change of Control, unless and until such time as the indebtedness under the Senior Secured Credit Facilities is paid in full.

    The Senior Notes will be fully and unconditionally guaranteed on an unsecured, senior basis, and the Senior Subordinated Notes will be fully and unconditionally guaranteed on an unsecured, senior subordinated basis, by Holding and, upon the assumption of the Notes, by Parent and by certain future subsidiaries of RIUSA.

    The Senior Notes are expected to be unsecured and to rank PARI PASSU in right of payment with all existing and future Senior Indebtedness (as defined in the Indentures) of RIUSA and to rank senior to all existing and future Senior Subordinated Indebtedness (as defined in the applicable Indenture) of RIUSA and all other subordinated indebtedness of RIUSA. The Senior Subordinated Notes are expected to be unsecured and to be subordinated to all existing and future Senior Indebtedness of the Surviving Corporation. The Senior Subordinated Notes are expected to rank PARI PASSU with any future Senior Subordinated Indebtedness of the Surviving Corporation and to rank senior to all other subordinated indebtedness of RIUSA. The Notes are also expected to be effectively subordinated  to all existing  and future secured indebtedness  of RIUSA and its
subsidiaries  to  the  extent  of  the   value  of  the  assets  securing   such
indebtedness.

    TIMBER NOTE OFFERING

    In addition to the other financing expected to be incurred by Parent in connection with the Merger, Holding and Parent have advised Manville that, as promptly as possible following, or in certain circumstances, contemporaneously with, the Merger, RIUSA, indirectly through a special purpose, wholly owned entity, intends to offer and sell the Timber Notes. New River Timber, LLC, to be renamed Riverwood Timber, LLC (the "Timber Company"), has been organized as a Delaware limited liability company to offer and sell the Timber Notes. The Timber Company's issuance of the Timber Notes will be conditioned upon the consummation of the Transactions and the obtaining of ratings for the Timber Notes of at least investment grade by Moody's Investors Services, Inc. and Standard and Poor's Ratings Group. It is expected that, promptly after consummation of the Subsequent Merger, RIUSA will transfer its interest in approximately 530,000 acres of owned and 8,000 acres of leased timberlands (collectively, the "Subject Timberlands") to the Timber Company, in which RIUSA will hold a 99% or greater membership interest and New River Timber, Inc. (the "Special Purpose Member"), a Delaware corporation which will be a wholly owned subsidiary of RIUSA, will hold any remaining membership interest. The Timber Company will be structured as a bankruptcy remote subsidiary of RIUSA and, therefore, in the event of a bankruptcy proceeding of RIUSA, the assets of the Timber Company, including the Subject Timberlands, will not necessarily be included in the bankruptcy estate of RIUSA.

    The proceeds of the Timber Notes are expected to be used by the Timber Company to (i) fund the initial deposit of a liquidity account, (ii) establish an expense reserve and (iii) make a distribution with the balance of the proceeds to RIUSA and, if applicable, the Special Purpose Member, with the Special Purpose Member then to make a further distribution to RIUSA. The net proceeds of the Timber Notes distributed to RIUSA, currently expected to be up to approximately $250 million, will be required to be applied to reduce the outstanding balance of the Term Loan Facility under the Senior Secured Credit Facilities. It is also expected that RIUSA's direct and indirect membership interests in the Timber Company will be pledged to the banks under the Senior Secured Credit Facilities.

    The Transactions are not conditioned upon the issuance and sale of the Timber Notes, and it is possible that the Timber Notes will be issued and sold for a smaller amount of net proceeds, or that the closing of the issuance and sale of the Timber Notes will be delayed, or that the Timber Notes will not be issued at all. The provisions of the Timber Notes have not yet been finalized with the underwriters.

    SALE OF HOLDING COMMON STOCK

    Holding and Parent have advised Manville that Holding will sell, immediately prior to the Effective Time, for up to approximately $750 million in cash, up to approximately an aggregate of 7,500,000 shares of its Class A Common Stock or Class B Common Stock to certain equity investors. All of the Holding Common Stock to be sold, including to the Management Investors, will be shares of Class A Common Stock, except that Chemical Equity Associates will purchase shares of Class B Common Stock. In the event that $750 million of proceeds from the sale of Holding Common Stock is not received at the closing of the Merger, certain equity investors, including CDR Fund V, will provide a capital call commitment for the difference between $750 million and the sum of (x) the amount of proceeds received from the sale of Holding Common Stock at the closing of the Merger and (y) the amount of proceeds received from the sale of Holding Common Stock to the Management Investors, together with the aggregate amount of deferred compensation bonuses granted to the Management Investors that are converted into Holding stock units, in each case, within one year of the closing of the Merger, so that the aggregate proceeds from the sale of Holding Common Stock received by the first anniversary of the closing of the Merger will be at least $750 million, representing 7,500,000 shares of Holding Common Stock. Approximately 200,000 shares of Holding Common Stock may be sold to the Management Investors, including Mr. Johnson, within a year after the Effective Time for cash and/or allocated for the benefit of the Management Investors in lieu of the cash payment of certain deferred compensation bonuses awarded to the Management Investors immediately after the Effective Time. See "-- Interests of Certain Persons in the Merger; Potential Conflicts of Interest" and "-- Certain Information Concerning Holding, Parent and the Purchaser; OWNERSHIP OF HOLDING COMMON STOCK AT THE EFFECTIVE TIME." Each share of Holding Common Stock will share equally and ratably in the receipt of dividends, when, if and as declared by the Board of Directors of Holding from funds legally available therefor. The declaration and payment of dividends on Holding Common Stock is expected to be restricted by provisions of the Senior Secured Credit Facilities as well as by the terms of the Senior Notes and the Senior Subordinated Notes. See "-- SENIOR SECURED CREDIT FACILITIES" and "-- SENIOR NOTES AND SENIOR SUBORDINATED NOTES."

    The holders of Holding Common Stock at the Effective Time are expected to be parties to separate subscription agreements between Holding and the various equity investors and a Stockholders Agreement with respect to the election of directors and pursuant to which they will have certain rights to participate in private sales of Holding Common Stock by other equity investors and will be subject to certain restrictions on transfer. Purchasers of Holding Common Stock, including the equity investors and the Management Investors, are expected to be parties to a Registration and Participation Agreement pursuant to which they will have certain registration rights, together with certain rights to participate in certain offerings of additional shares of Holding Common Stock by Riverwood to any of the original equity investors, including CDR Fund V, and certain other investors and certain sales or transfers of Holding Common Stock by any other investor. In the event of liquidation, dissolution or winding up of the affairs of Holding, the holders of Holding Common Stock will be entitled to share equally in the assets available for distribution after payments to creditors. The holders of Holding Common Stock will have no preemptive rights with respect to securities of Holding, except as contemplated by the Registration and Participation Agreement and the Stockholders Agreement. Each share of Class A Common Stock will be entitled to one vote in the election of directors and all other matters submitted to a vote of the stockholders of Holding. Holders of Class A Common Stock will have no rights to cumulate their votes in the election of directors.

    The Class B Common Stock is identical to the Class A Common Stock in all respects except as to voting and conversion rights. The holders of Class B Common Stock will have no right to vote. Each holder of Class B Common Stock, other than Chemical Equity Associates, will be entitled at its option to convert any or all of such shares into the same number of shares of Class A Common Stock, provided that such conversion would not result in such holder and its affiliates, directly or indirectly, owning, controlling or having the power to vote a greater quantity of Class A Common Stock than such holder and its affiliates are permitted to own, control or have the power to vote under applicable laws and regulations. While shares of Class B Common Stock will convert automatically into shares of Class A Common Stock in connection with a transfer of such Class B Common Stock, Chemical Equity Associates will not otherwise be entitled to convert such shares into Class A Common Stock. The Class B Common Stock is intended to meet the needs of Chemical Equity Associates and several investors in CDR Fund V, which may be subject to regulatory limitations on their ability to hold more than 5% of the voting stock of Holding. At the Effective Time, approximately 500,000 shares of Class B Common Stock are expected to be issued and outstanding. Additional shares of Class B Common Stock may be issued in the future in exchange for Class A Common Stock in connection with a stock distribution by CDR Fund V to its investors, if any. Holding has advised Riverwood that CDR Fund V has no present plans to make any such distributions.

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                               (PROXY ITEM NO. 3)

    The Board has unanimously adopted a resolution approving the Proposed Amendment in the form set forth in the Certificate of Amendment to the Company's Restated Certificate of Incorporation attached as Annex E hereto and incorporated herein by reference. The Company intends that the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware, subject to authorization by stockholders, and become effective promptly following the Effective Time, PROVIDED that the Board may abandon the Proposed Amendment at any time prior to filing, whether or not the Proposed Amendment is approved at the Special Meeting. The following summary is qualified in its entirety by reference to the provisions of the Proposed Amendment, as set forth in the form of Certificate of Amendment to the Company's Restated Certificate of Incorporation, a copy of which is attached as Annex E hereto, and which is incorporated herein by reference.

NAME CHANGE

    The Proposed Amendment provides that the name of the Company will be changed to "Schuller Corporation."

REASONS FOR THE PROPOSED AMENDMENT

    Following the Disposition, Manville will conduct its operations primarily through Schuller. The Company believes that the proposed name change will more closely identify the Company with its primary business following the Riverwood Disposition; I.E., the manufacture and sale of insulation for buildings and equipment, commercial and industrial roofing systems, high-efficiency air filtration media, and fibers and nonwoven mats used as reinforcements in building and industrial applications.

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

    The proposed name change will not affect the operations or businesses, or the rights of stockholders, of the Company. As soon as practicable following effectiveness of the Certificate of Amendment, the Company will cause transmittal letters to be mailed to stockholders for use in forwarding their stock certificates for surrender and exchange for new stock certificates.

    STOCKHOLDERS  SHOULD  NOT FORWARD  ANY STOCK  CERTIFICATES WITH  THEIR PROXY
CARDS.

RECOMMENDATION OF THE BOARD

    The Board unanimously recommends that stockholders vote FOR approval of the Proposed Amendment as proposed to be effected pursuant to the Certificate of Amendment.

                  SELECTED CONSOLIDATED FINANCIAL INFORMATION

MANVILLE SELECTED CONSOLIDATED FINANCIAL DATA

    The following table sets forth selected consolidated financial data of Manville and its subsidiaries for each of the five fiscal years ended December 31, 1990 through 1994 and the nine months ended September 30, 1995 and 1994. The year-end data have been derived from, should be read in conjunction with, and are qualified in their entirety by, the audited consolidated financial statements of Manville, including the notes thereto, incorporated herein by reference. The quarterly data have been derived from, should be read in conjunction with, and are qualified in their entirety by, the unaudited quarterly consolidated financial statements of the Company, including the notes thereto, incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                                       NINE MONTHS ENDED
                                          SEPTEMBER 30                          YEAR ENDED DECEMBER 31
                                    ------------------------  ----------------------------------------------------------
                                        1995         1994        1994        1993        1992        1991        1990
                                    ------------  ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
INCOME (LOSS)
Net Sales (Note A)................   $2,067,206   $1,850,925  $2,560,343  $2,278,204  $2,205,664  $2,011,276  $2,133,271
Income from Operations (Note A)...      266,385      209,666     296,486     135,948     202,216      70,817     227,805
Income (Loss) before Extraordinary
 Item and Cumulative Effect of
 Accounting Changes...............      146,440       57,029      65,416      60,772      47,465     (12,697)    110,718
Net Income (Notes B, C, D and E)..      146,440       22,322      36,996      47,782      35,949      34,700     110,718

FINANCIAL POSITION
Total Assets......................   $4,025,160   $3,756,063  $3,799,611  $3,620,307  $3,630,363  $3,002,545  $2,795,916
Long-Term Debt, less current
 portion..........................    1,452,883    1,481,745   1,423,995   1,390,988   1,191,061     822,632     870,289
Stockholders' Equity (Note B).....    1,205,289    1,044,640   1,063,471     846,069     825,293     779,515   1,140,615

ADDITIONAL DATA
Additions to Property, Plant and
 Equipment........................   $  199,154   $  237,459  $  323,055  $  351,494  $  411,087  $  179,407  $  344,464
Research, Development and
 Engineering (Note A).............       29,709       29,115      39,094      36,743      33,873      35,988      40,791

PRIMARY EARNINGS (LOSS) PER COMMON
 SHARE (NOTE F)
Income (Loss) before Extraordinary
 Item and Cumulative Effect of
 Accounting Changes...............   $     1.03   $      .31  $      .33  $      .31  $      .22  $     (.24) $      .79
Net Income (Notes B, C, D and E)..         1.03          .03         .10         .21         .13         .15         .79

FULLY DILUTED EARNINGS (LOSS) PER
 COMMON SHARE (NOTE F)
Income (Loss) before Extraordinary
 Item and Cumulative Effect of
 Accounting Changes...............   $     1.01   $      .31  $      .33  $      .31  $      .22  $     (.24) $      .79
Net Income (Notes B, C, D and E)..         1.01          .03         .10         .21         .13         .15         .79

CASH DIVIDENDS PER COMMON SHARE...           --           --          --  $     1.04  $     1.04          --          --

------------------------------
Notes:

(A) Excludes the operating results of Celite Corporation, which was sold in 1991. Accordingly, the operating results of the discontinued operations have been excluded from the determination of income from continuing operations for all periods presented. Income (loss) from continuing operations includes interest income, interest expense, profit sharing expense and related income taxes.

(B) In September 1993, Manville purchased an additional 3,448,276 shares of Riverwood's common stock, increasing Manville's ownership percentage to approximately 81.5 percent from 80.5 percent. On June 24, 1992, Riverwood completed an initial public offering of 12.1 million shares, or 19.5 percent of Riverwood Common Stock. As a result of these transactions, the Company's September 30, 1995 and 1994 and December 31, 1994, 1993 and 1992
    Consolidated Balance

    Sheets reflect the minority stockholders' interest in Riverwood's net assets of $104.9 million, $96.3 million, $95.6 million, $92.4 million and $93.1 million, respectively. The Company's September 30, 1995 and 1994 and December 31, 1994, 1993 and 1992 Consolidated Statements of Income reflect the minority stockholders' interest in Riverwood's net earnings of $8.3 million, $2.6 million, $0.4 million, $0.3 million and $3.1 million, respectively.

(C) In the third and fourth quarters of 1994, the Company completed two debt refinancings that resulted in an aggregate extraordinary loss on early extinguishments of debt of $28.4 million, net of related income taxes of $13.0 million. During the third quarter of 1993, the Company made a prepayment on its outstanding bond obligations to the PI Trust. An extraordinary gain of $0.9 million, net of related income taxes of $0.5 million, was recorded in August 1993 to adjust the estimated extraordinary loss recorded in 1992. In 1992, the Company recorded an estimated extraordinary loss of $11.5 million, net of related income taxes of $5.9 million, in anticipation of this prepayment.

(D) Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits." As a result, the Company recorded a charge in 1993 of $13.9 million, net of taxes of $8.6 million, or $0.11 per common share, against net income to reflect the accumulated postemployment benefit obligation.

(E) Effective January 1, 1991, the Company changed its method of accounting for employee postretirement benefits other than pensions to comply with the provisions of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." As a result, the Company recorded a charge against net income in 1991 of $173.4 million, net of tax of $91.4 million, or $1.44 per common share, to reflect the cumulative effect on prior years of the accounting change. In accordance with the provisions of that statement, postretirement benefit information for prior periods has not been restated. Previously, retiree medical and life insurance benefits were expensed as incurred. Also effective January 1, 1991, the Company changed its method of accounting for income taxes to comply with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." As a result, the Company recorded a credit in 1991 of $220.8 million, or $1.83 per common share, to net income to reflect the cumulative effect on prior years of the accounting change. Financial statements presented for 1990 reflect income taxes using the method required at that time by Statement of Financial Accounting Standards No. 96, "Accounting for Income Taxes."

(F) Primary and fully diluted earnings (loss) per common share amounts are based on the weighted average number of common and common equivalent shares outstanding during each year assuming the conversion of the Series A
    Convertible Preferred  Stock,  which was  converted  in 1992.  All  earnings
    (loss) per share amounts presented in the above table were calculated after the deduction for preference stock dividends/accretion.

RIVERWOOD SELECTED CONSOLIDATED FINANCIAL DATA

    The following table sets forth selected consolidated financial data of Riverwood and its subsidiaries for each of the five fiscal years ended December 31, 1990 through 1995. The year-end data have been derived from, should be read in conjunction with, and are qualified in their entirety by, the audited consolidated financial statements of Riverwood, including the notes thereto, incorporated herein by reference. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                                                                       YEAR ENDED DECEMBER 31
                                               ----------------------------------------------------------------------
                                                  1995        1994        1993        1992        1991        1990
                                               ----------  ----------  ----------  ----------  ----------  ----------
                                                              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INCOME
  Net Sales..................................  $1,342,304  $1,282,788  $1,120,366  $1,118,227  $  993,210  $  887,029
  Income from Operations (Note A)............     133,137     154,187      83,497     146,092     127,630     145,962
  Income before Extraordinary Item and
   Cumulative Effect of Accounting Changes...      45,538      10,249       3,234      43,787      46,787      61,817
  Net Income (Notes B, C, D and E)...........      45,538       2,377       1,071      43,787      89,334      61,817
FINANCIAL POSITION
  Total Assets...............................  $2,201,328  $2,102,292  $2,070,306  $1,904,039  $1,406,129  $1,328,933
  Long-Term Debt.............................   1,053,794     994,770   1,049,425     905,941     294,025     298,426
  Stockholders' Equity.......................     562,310     516,251     500,139     477,208     657,063     566,283
  Book Value Per Common Share (Note F).......  $     8.56  $     7.88  $     7.64  $     7.69
ADDITIONAL DATA
  Additions to Property, Plant and Equipment
   (Note G)..................................  $  170,085  $  240,222  $  288,851  $  378,592  $  123,624  $  219,847
  Research, Development and Engineering
   Expense...................................       9,909       9,356       8,771       5,773       4,761       3,529
PRIMARY EARNINGS PER COMMON SHARE (NOTES H
 AND I)
  Income before Extraordinary Item and
   Cumulative Effect of Accounting Changes...  $     0.69  $     0.16  $     0.05  $     0.78
  Net Income (Notes B, C, D and E)...........        0.69        0.04        0.02        0.78
Weighted Average Common Equivalent Shares
 Outstanding.................................      65,788      65,607      63,036      56,266
FULLY DILUTED EARNINGS PER COMMON SHARE
 (NOTES H AND I)
Income before Extraordinary Item and
 Cumulative Effect of Accounting Changes.....  $     0.69  $     0.16  $     0.05  $     0.78
Net Income (Notes B, C, D and E).............        0.69        0.04        0.02        0.78
Weighted Average Common Equivalent Shares
 Outstanding.................................      72,915      72,734      63,036      56,266
CASH DIVIDENDS PER COMMON SHARE..............  $     0.16  $     0.16  $     0.16  $     0.04
RATIO OF EARNINGS TO FIXED CHARGES (NOTE
 J)..........................................        1.37        1.35          --        1.85        3.92        4.99

------------------------
Notes:

(A) On December 29, 1994, Riverwood sold just under 50 percent of its investment in its Brazilian operations (Igaras) after first spinning off a wholly owned subsidiary to operate Riverwood's packaging machinery operations in Brazil. Prior to that date, Riverwood included the results of operations of Igaras in the Consolidated Financial Statements through the date of the sale. Subsequent to December 29, 1994, Riverwood no longer consolidates Igaras, but instead reports its investment in Igaras using the equity method of accounting.

(B) Net Income for the year ended December 31, 1994, included the Extraordinary Loss on Early Extinguishment of Debt described in Note 23 of the Notes to Consolidated Financial Statements in the Riverwood Proxy Statement incorporated herein by reference.

(C) Net Income for the year ended December 31, 1993, included the Cumulative Effect of a Change in Accounting for Postemployment Benefits described in
    Note 24 of the Notes to Consolidated Financial Statements in the Riverwood Proxy Statement incorporated herein by reference.

(D) Net Income for the year ended December 31, 1992, included the effects of the recapitalization and the acquisition of the Macon mill, each since its respective date of incurrence.

(E) Net Income for the year ended December 31, 1991, included the Cumulative Effect of Changes in Accounting for Income Taxes and Postretirement Benefits Other Than Pensions.

(F) Book value per common share is based upon the number of common shares outstanding at the relevant balance sheet dates. The number of shares of Riverwood Common Stock outstanding at December 31, 1995, 1994, 1993 and 1992 was 65,698,021, 65,535,969, 65,499,558 and 62,051,282, respectively.

(G) Includes amounts invested in packaging machinery and capitalized interest. Additions in 1995, 1994, 1992 and 1991 included $13,210,000, $7,750,000,
    $201,455,000 and $21,705,000, respectively, related to the acquisition of businesses.

(H) Primary earnings per common share are based on the weighted average number of common equivalent shares outstanding during the period. Fully diluted earnings per common share are computed as if the 6 3/4% Convertible Subordinated Notes were converted as described in Note 10 of the Notes to Consolidated Financial Statements in the Riverwood Proxy Statement. The computation of fully diluted earnings per share was antidilutive for all years presented.

(I) Earnings per common share computations for 1991 have not been presented since the amount is not comparable as a result of the recapitalization of Riverwood in 1992.

(J) Calculated by dividing (i) income before income taxes, equity in net earnings of affiliate, extraordinary items and cumulative effect of accounting changes (net of capitalized interest plus dividends from the non-controlled affiliate) before fixed charges by (ii) fixed charges, which consist of interest expense (including capitalized interest) and one-third of rent expense, which is deemed to be equivalent to the interest expense component. In 1993, earnings (as defined above) were insufficient to cover fixed charges (as defined above) by $16.8 million.

                              MANVILLE CORPORATION
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL INFORMATION

    The accompanying unaudited pro forma condensed consolidated financial information and per share financial data gives effect to (i) the Disposition and
(ii) the Exchange, including the issuance of the Conversion Shares. In addition, the pro forma financial statements reflect certain related transactions (the "Related Transactions") including, among other things, permitted discretionary redemptions of certain debt and preferred stock, the Dividend, and the exercise of outstanding warrants (the "Warrants") to purchase 7 million shares of Common Stock. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1994 and the nine months ended September 30, 1995 give effect to the Disposition, the Exchange and the Related Transactions as if they had occurred on January 1, 1994. The unaudited pro forma condensed consolidated balance sheet as of September 30, 1995 gives effect to the Disposition, the Exchange and the Related Transactions as if they had occurred on September 30, 1995.

    The unaudited pro forma condensed consolidated financial statements are based upon and should be read in conjunction with the consolidated financial statements, the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the 1994 Annual Report and the condensed consolidated financial statements, the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Third Quarter 10-Q, which are incorporated herein by reference.

    The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of Manville's operating results or financial position that would have been reported had the transactions and assumptions described in these notes been consummated on the dates indicated, nor is it necessarily indicative of Manville's future operating results or financial position. There can be no assurance that any Disposition, the Exchange or any of the Related Transactions will occur.

      MANVILLE CORPORATION PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                             (THOUSANDS OF DOLLARS)
                                  (UNAUDITED)

                                                                      PRO FORMA ADJUSTMENTS (A)
                                                    -------------------------------------------------------------
                                                       RIVERWOOD DISPOSITION
                                                    ----------------------------      PROFIT
                                                      RIVERWOOD      RIVERWOOD        SHARING         RELATED
                                       MANVILLE     INTERNATIONAL   DISPOSITION      EXCHANGE       TRANSACTIONS
                                     CORPORATION        CORP.         (NOTE 1)       (NOTE 2)         (NOTE 3)        PRO FORMA
                                     ------------   -------------   ------------   -------------   --------------   -------------
ASSETS
Current Assets
  Cash and equivalents.............  $   307,125    $    (42,515)   $1,028,784(a)  $  (1,797)(f)   $ (947,643)(i)   $    343,954
  Marketable securities, at cost
   which approximates market.......      102,441                                                                         102,441
  Receivables, net of allowances...      407,586        (192,055)                                                        215,531
  Inventories......................      278,494        (198,914)                                                         79,580
  Prepaid expenses.................       29,252         (21,205)                                                          8,047
  Deferred tax assets..............       40,723         (13,094)                                                         27,629
                                     ------------   -------------   ------------   -------------   --------------   -------------
    Total Current Assets...........    1,165,621        (467,783)   1,028,784         (1,797)        (947,643)           777,182
Property, Plant and Equipment,
 net...............................    2,155,513      (1,441,943)                                                        713,570
Deferred Tax Assets................      216,234          (3,661)   (277,647)(b)     146,058(f)        81,714(k)         162,698
Other Assets.......................      487,792        (276,457)     (1,871)(a)(b)                                      209,464
                                     ------------   -------------   ------------   -------------   --------------   -------------
    Total Assets...................  $ 4,025,160    $ (2,189,844)   $749,266       $ 144,261       $ (865,929)      $  1,862,914
                                     ------------   -------------   ------------   -------------   --------------   -------------
                                     ------------   -------------   ------------   -------------   --------------   -------------
LIABILITIES
Current Liabilities
  Accounts and notes payable.......  $   288,920    $   (198,383)                                  $   (1,816)(j)   $     88,721
  Compensation and employee
   benefits........................      154,813         (60,998)                                                         93,815
  Income taxes.....................       29,735          (8,226)   $  1,893(a)                                           23,402
  Other accrued liabilities........      159,194         (79,376)      4,652(a)                        (2,077)(i)         82,393
                                     ------------   -------------   ------------   -------------   --------------   -------------
    Total Current Liabilities......      632,662        (346,983)      6,545                           (3,893)           288,331
Long-Term Debt, less current
 portion...........................    1,452,883      (1,005,405)                                     (23,741)(j)        423,737
Long-Term Debt to Affiliate........                      (12,573)     12,573(a)
Postretirement Benefits Other than
 Pensions..........................      244,667         (35,927)                                                        208,740
Deferred Income Taxes and Other
 Noncurrent Liabilities............      384,805        (227,996)    148,742(b)                                          305,551
                                     ------------   -------------   ------------   -------------   --------------   -------------
    Total Liabilities..............    2,715,017      (1,628,884)    167,860                          (27,634)         1,226,359
Minority Interest in Consolidated
 Subsidiary........................      104,854                    (104,854)(b)
                                     ------------                   ------------
STOCKHOLDERS' EQUITY
Cumulative Preference Stock, Series
 B.................................      178,638                                                     (178,638)(i)
Common Stock.......................        1,228            (656)        656(b)    $     326(f)            70(i)           1,624
Treasury Stock, at cost............       (1,039)                                                                         (1,039)
Capital in Excess of Par Value.....    1,012,387        (526,385)    526,385(b)      415,185(f)      (737,123)(i)        690,449
Unearned Restricted Stock
 Compensation......................       (3,906)                                                                         (3,906)
(Accumulated Deficit)/Retained
 Earnings..........................       (2,646)        (46,997)    159,844(c)     (271,250)(f)       77,396(l)         (83,653)
Pension Liability Adjustment.......         (435)                                                                           (435)
Cumulative Currency Translation
 Adjustment........................       21,062          13,078        (625)(b)                                          33,515
                                     ------------   -------------   ------------   -------------   --------------   -------------
    Total Stockholders' Equity.....    1,205,289        (560,960)    686,260         144,261         (838,295)           636,555
                                     ------------   -------------   ------------   -------------   --------------   -------------
      Total Liabilities and
       Stockholders' Equity........  $ 4,025,160    $ (2,189,844)   $749,266       $ 144,261       $ (865,929)      $  1,862,914
                                     ------------   -------------   ------------   -------------   --------------   -------------
                                     ------------   -------------   ------------   -------------   --------------   -------------

----------------------------------

(A) The balance sheet gives effect to the pro forma adjustments as if they had occurred on September 30, 1995.

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                    MANVILLE CORPORATION PRO FORMA CONDENSED
                         CONSOLIDATED STATEMENT OF INCOME
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                    (THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                      PRO FORMA ADJUSTMENTS (A)
                                                    -------------------------------------------------------------
                                                       RIVERWOOD DISPOSITION
                                                    ----------------------------      PROFIT
                                                      RIVERWOOD      RIVERWOOD        SHARING         RELATED
                                       MANVILLE     INTERNATIONAL   DISPOSITION      EXCHANGE       TRANSACTIONS
                                     CORPORATION        CORP.         (NOTE 1)       (NOTE 2)         (NOTE 3)       PRO FORMA
                                     ------------   -------------   ------------   -------------   --------------   -----------
Net Sales..........................   $2,067,206     $(1,021,660)                                                    $1,045,546
Cost of Sales......................    1,536,012        (790,495)                                                       745,517
Selling, General and
 Administrative....................      226,172        (114,526)   $ (3,750)(d)                                        107,896
Research, Development and
 Engineering.......................       29,709          (8,226)                                                        21,483
Other Income (Loss), net...........       (8,928)          2,545         332(d)                                          (6,051)
                                     ------------   -------------   ------------   -------------      -------       -----------
Income from Operations.............      266,385        (105,868)      4,082                                            164,599
Gain on Sale of Equity
 Investment........................       74,889                                                                         74,889
Interest Income....................       13,856          (1,717)                                                        12,139
Interest Expense...................      114,081         (78,011)        754(d)                    $   (2,477)(m)        34,347
Profit Sharing Expense.............       24,224                                   $ (24,224)(g)
                                     ------------   -------------   ------------   -------------      -------       -----------
Income from Continuing Operations
 Before Income Taxes...............      216,825         (29,574)      3,328          24,224            2,477           217,280
Income Taxes.......................       90,086         (13,013)      1,049(d)        8,478(g)           867(m)         87,467
                                     ------------   -------------   ------------   -------------      -------       -----------
Income from Continuing Operations
 (B)...............................    $ 126,739      $  (16,561)    $ 2,279        $ 15,746          $ 1,610         $ 129,813
                                     ------------   -------------   ------------   -------------      -------       -----------
                                     ------------   -------------   ------------   -------------      -------       -----------

Weighted Average Common Shares
 Outstanding
  Primary..........................      124,310                                                                      162,581(D)
  Fully Diluted....................      125,389                                                                      162,682(D)
Earnings Per Common Share on Income
 from Continuing Operations
  Primary..........................  $       .87(C)                                                                 $       .80
  Fully Diluted....................  $       .86(C)                                                                 $       .80

------------------------------
(A) The statement of income gives effect to the pro forma adjustments as if they had occurred on January 1, 1994.

(B) Income from continuing operations excludes equity in earnings of affiliate.

(C) Historical earnings per common share amounts are net of preference stock dividends of $18.7 million.

(D) Pro forma weighted average common shares outstanding includes 32.6 million shares issued for the Profit Sharing Exchange and 7 million shares for the assumed exercise of all outstanding warrants.

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                    MANVILLE CORPORATION PRO FORMA CONDENSED
                         CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED DECEMBER 31, 1994
                     (THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                    (UNAUDITED)

                                                                      PRO FORMA ADJUSTMENTS (A)
                                                    -------------------------------------------------------------
                                                       RIVERWOOD DISPOSITION
                                                    ----------------------------      PROFIT
                                                      RIVERWOOD      RIVERWOOD        SHARING         RELATED
                                       MANVILLE     INTERNATIONAL   DISPOSITION      EXCHANGE       TRANSACTIONS
                                     CORPORATION        CORP.         (NOTE 1)       (NOTE 2)         (NOTE 3)        PRO FORMA
                                     ------------   -------------   ------------   -------------   --------------   -------------
Net Sales..........................   $2,560,343     $(1,282,788)                                                      $1,277,555
Cost of Sales......................    1,930,926        (995,238)                                                         935,688
Selling, General and
 Administrative....................      281,172        (132,375)   $ (5,000)(e)                                          143,797
Research, Development and
 Engineering.......................       39,094          (9,356)                                                          29,738
Other Income (Loss), net...........      (12,665)         (8,368)        443(e)                                           (20,590)
                                     ------------   -------------   ------------   -------------      -------       -------------
Income from Operations.............      296,486        (154,187)      5,443                                              147,742
Gain on Sale of Equity
 Investment........................       13,455                                                                           13,455
Interest Income....................       10,707          (3,493)                                                           7,214
Interest Expense...................      140,984         (93,243)        623(e)                    $   (3,482)(n)          44,882
Profit Sharing Expense.............       18,259                                   $ (18,259)(h)
                                     ------------   -------------   ------------   -------------      -------       -------------
Income from Continuing Operations
 Before Income Taxes...............      161,405         (64,437)      4,820          18,259            3,482             123,529
Income Taxes.......................       95,550         (54,188)      1,532(e)        6,391(h)         1,219(n)           50,504
                                     ------------   -------------   ------------   -------------      -------       -------------
Income from Continuing
 Operations........................  $    65,855    $    (10,249)   $  3,288       $  11,868       $    2,263       $      73,025
                                     ------------   -------------   ------------   -------------      -------       -------------
                                     ------------   -------------   ------------   -------------      -------       -------------

Weighted Average Common Shares
 Outstanding
  Primary..........................      122,446                                                                        162,035(C)
  Fully Diluted....................      122,465                                                                        162,054(C)
Earnings Per Common Share on Income
 from Continuing Operations
  Primary..........................  $       .33(B)                                                                 $         .45
  Fully Diluted....................  $       .33(B)                                                                 $         .45

------------------------------
(A) The statement of income gives effect to the pro forma adjustments as if they had occurred on January 1, 1994.

(B) Historical earnings per common share amounts are net of preference stock dividends of $24.9 million.

(C) Pro forma weighted average common shares outstanding includes 32.6 million shares issued for the Profit Sharing Exchange and 7 million shares for the assumed exercise of all outstanding warrants.

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                              MANVILLE CORPORATION
                NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               FINANCIAL INFORMATION

NOTE 1 -- RIVERWOOD DISPOSITION
    Assumptions and adjustments used to reflect the Riverwood Disposition in the unaudited pro forma financial statements include:

    Balance sheet -- pro forma adjustments (effective date September 30, 1995):

    (a)   To  reflect  the  estimated  net  cash  proceeds  from  the  Riverwood
Disposition:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Sale of Manville's entire interest in Riverwood of approximately
   53.4 million shares of Riverwood Common Stock at a price of
   $20.25 per share...............................................  $ 1,081,341
- Estimated cash taxes............................................      (25,000)
- Estimated costs resulting directly from the Riverwood
   Disposition including transaction fees, legal and accounting fees, termination benefits and expenses related to the internal
   reorganization of the Company..................................      (45,000)
- Estimated cash settlement of intercompany balances:
    Other Assets (intercompany payable to Riverwood)..............       (1,675)
    Income Taxes..................................................        1,893
    Other Accrued Liabilities.....................................        4,652
    Long-Term Debt to Manville....................................       12,573
                                                                    ------------
- Net Estimated Cash Proceeds.....................................  $ 1,028,784
                                                                    ------------
                                                                    ------------

    (b) To record the estimated net gain on disposition:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Sale of Manville's entire interest in Riverwood of approximately
   53.4 million shares of Riverwood Common Stock at a price of
   $20.25 per share...............................................  $ 1,081,341
- Estimated costs resulting directly from the Riverwood
   Disposition including transaction fees, legal and accounting fees, termination benefits and expenses related to the internal
   reorganization of the Company..................................      (45,000)
- Basis in net investment of Riverwood:
    Common Stock..................................................         (656)
    Capital in Excess of Par Value................................     (526,385)
    Retained Earnings.............................................      (46,997)
    Cumulative Currency Translation Adjustment....................          625
    Minority Interest.............................................      104,854
    Goodwill (included in Other Assets)...........................       (3,546)
    Deferred Income Taxes.........................................     (232,105)
                                                                    ------------
- Estimated pretax financial reporting gain on Riverwood
   Disposition....................................................      332,131
                                                                    ------------
- Estimated income taxes, assuming effective income tax rate of
   66%:
    Cash Taxes....................................................      (25,000)
    Deferred Tax Assets...........................................     (277,647)
    Deferred Income Taxes.........................................       83,363
                                                                    ------------
    Total Income Taxes............................................     (219,284)
                                                                    ------------
- Estimated gain on Riverwood Disposition, net of taxes...........  $   112,847
                                                                    ------------
                                                                    ------------

    For purposes of these statements, there have been included in the estimated costs resulting directly from the Riverwood Disposition nonrecurring expenses that may arise in connection with: the vesting of certain supplemental retirement plans ($6.8 million), the repurchase by the Company of vested stock options ($1.1 million), and executive termination expenses ($6 million).

    The estimated effective tax rate on the sale is higher than statutory tax rates due to differences in the book and tax basis of the investment being sold for which deferred taxes had not been previously provided in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). Additionally, in accordance with the Code, the Company will be responsible for federal income taxes resulting from the election under
Section 338(h)(10) of the Code to treat the Riverwood Disposition as an asset sale for tax purposes.

                              MANVILLE CORPORATION
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL INFORMATION (CONTINUED)

NOTE 1 -- RIVERWOOD DISPOSITION (CONTINUED)
    (c) Accumulated deficit:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)

- Riverwood retained earnings in consolidation....................  $    46,997
- Plus estimated gain on Riverwood Disposition, net of taxes......      112,847
                                                                    ------------
- Net estimated pro forma adjustment due to the disposition of
   Riverwood on the consolidated accumulated deficit..............  $   159,844
                                                                    ------------
                                                                    ------------

    Income statement -- pro forma adjustments (effective date January 1, 1994):

    (d) To reflect adjustments to other costs and expenses for the nine months ended September 30, 1995:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Reduction of specific selling, general and administrative costs related to Manville's management of its investment in
   Riverwood......................................................  $     3,750
- Elimination of the amortization of goodwill related to
   Riverwood......................................................          332
- Elimination of intercompany interest income.....................         (754)
                                                                    ------------
                                                                          3,328
- Estimated income taxes..........................................        1,049
                                                                    ------------
- Estimated increase in income from continuing operations.........  $     2,279
                                                                    ------------
                                                                    ------------

    (e) To reflect adjustments to other costs and expenses for the twelve months ended December 31, 1994:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Reduction of specific selling, general and administrative costs related to Manville's management of its investment in
   Riverwood......................................................  $     5,000
- Elimination of the amortization of goodwill related to
   Riverwood......................................................          443
- Elimination of intercompany interest income.....................         (623)
                                                                    ------------
                                                                          4,820
- Estimated income taxes..........................................        1,532
                                                                    ------------
- Estimated increase in income from continuing operations.........  $     3,288
                                                                    ------------
                                                                    ------------

NOTE 2 -- PROFIT SHARING EXCHANGE
    Assumptions and adjustments used to reflect the Exchange include the following:

    Balance sheet -- pro forma adjustments (effective date September 30, 1995):

    (f) To record the Exchange:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- To reflect the issuance of approximately 32.6 million shares of
   Manville Common Stock, par value $0.01 with an assumed fair market value of $12.75 per share:
    Common Stock..................................................  $       326
    Capital in Excess of Par Value................................      415,185
                                                                    ------------
                                                                        415,511
- Estimated cash expenses of the Exchange.........................        1,797
                                                                    ------------
                                                                        417,308
- Estimated income taxes..........................................      146,058
                                                                    ------------
- Estimated increase in accumulated deficit.......................  $   271,250
                                                                    ------------
                                                                    ------------

                              MANVILLE CORPORATION
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL INFORMATION (CONTINUED)

NOTE 2 -- PROFIT SHARING EXCHANGE (CONTINUED)
    Income Statement -- pro forma adjustments (effective date January 1, 1994):

    (g) To reflect the elimination of profit sharing expense for the nine months ended September 30, 1995:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Profit sharing expense..........................................  $   (24,224)
- Estimated income taxes..........................................        8,478
                                                                    ------------
- Estimated increase in income from continuing operations.........  $    15,746
                                                                    ------------
                                                                    ------------

    (h) To reflect the elimination of profit sharing expense for the twelve months ended December 31, 1994:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Profit sharing expense..........................................  $   (18,259)
- Estimated income taxes..........................................        6,391
                                                                    ------------
- Estimated increase in income from continuing operations.........  $    11,868
                                                                    ------------
                                                                    ------------

    Fair market value of the Common Stock at the date of issuance was assumed to be $12.75 per share which was based on the NYSE closing sales price for Common Stock on February 6, 1996. Based on these assumptions the Exchange would result in an extraordinary loss of approximately $271.3 million, net of income taxes of $146.1 million.

    The Company will receive a tax deduction when the PI Trust sells some or all of its shares of Common Stock and distributes the proceeds to its beneficiaries or transfers the proceeds to a specific settlement fund. If the PI Trust were to sell the stock at a price greater than the average carrying value, the Company may receive a tax benefit in excess of the deferred tax asset reflected for financial reporting purposes. Likewise, if the PI Trust were to sell the stock at a price lower than the average carrying value, the Company would receive a tax benefit less than the deferred tax asset reflected for financial reporting purposes.

NOTE 3 -- RELATED TRANSACTIONS
    The Profit Sharing Exchange Agreement permits the Company, at the discretion of the Board, to redeem its Cumulative Preference Stock, Series B and prepay its outstanding 9 percent Sinking Fund Debentures out of the proceeds of a Disposition. In addition, the Profit Sharing Exchange Agreement contemplates that Manville will declare and pay, and the Exchange will occur only in connection with the declaration of the Dividend. However, any redemption, prepayment or dividend amounts will be subject to the determination of and approval by the Board. The Board has made no final determination as to any redemptions or the payment of any dividend. The following assumptions and adjustments were used to reflect the Related Transactions:

    Balance sheet -- pro forma adjustments (effective date September 30, 1995):

    (i) To record the net cash used for the Related Transactions:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Redemption of 9.2 million shares of Cumulative Preference Stock,
   Series B at a stated redemption price of $25 per share:
    Cumulative Preference Stock, Series B.........................  $  (178,638)
    Capital in Excess of Par Value................................      (52,127)
                                                                    ------------
                                                                       (230,765)
                                                                    ------------
- Payment of Cumulative Preference Stock, Series B dividend
   accrued through September 30, 1995.............................       (2,077)
- Prepayment of outstanding 9 percent Sinking Fund Debentures.....      (29,875)
- Payment of a required dividend of $4.62 per share on
   approximately 162.3 million shares of Common Stock:
    Capital in Excess of Par Value................................     (750,702)
- Exercise of warrants for the purchase of seven million shares of
   Common Stock, par value $0.01 at an exercise price of $9.40 per share:
    Common Stock..................................................           70
    Capital in Excess of Par Value................................       65,706
                                                                    ------------
                                                                         65,776
                                                                    ------------
- Net Cash Used in Related Transactions...........................  $  (947,643)
                                                                    ------------
                                                                    ------------

                              MANVILLE CORPORATION
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL INFORMATION (CONTINUED)

NOTE 3 -- RELATED TRANSACTIONS (CONTINUED)
    (j)  Prepayment of outstanding 9 percent Sinking Fund Debentures:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Accounts and notes payable......................................  $    (1,816)
- Long-Term Debt, less current portion............................      (23,741)
                                                                    ------------
- Reduction in Debt...............................................      (25,557)
- Pretax extraordinary loss on early extinguishment of debt.......       (4,318)
                                                                    ------------
- Cash used for prepayment of outstanding 9 percent Sinking Fund
   Debentures.....................................................  $   (29,875)
                                                                    ------------
                                                                    ------------

    (k) To recognize tax benefits on the Related Transactions:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Estimated tax benefit on the dividend...........................  $    80,203
- Estimated tax benefit on the prepayment of the 9 percent Sinking
   Fund Debentures................................................        1,511
                                                                    ------------
- Net increase in deferred tax assets.............................  $    81,714
                                                                    ------------
                                                                    ------------

    (l) To record the net effects on (accumulated deficit)/retained earnings of the Related Transactions:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Prepayment of outstanding 9 percent Sinking Fund Debentures:
    Extraordinary loss on early extinguishment of debt, net of
     estimated income taxes of $1.5 million.......................  $    (2,807)
- Estimated tax benefit on the dividend...........................       80,203
                                                                    ------------
- Net increase in retained earnings...............................  $    77,396
                                                                    ------------
                                                                    ------------

    Income statement -- pro forma adjustments (effective date January 1, 1994):

    (m) Elimination of interest expense on the 9 percent Sinking Fund Debentures for the nine months ended September 30, 1995:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Interest expense................................................  $    (2,477)
- Estimated income taxes..........................................          867
                                                                    ------------
- Estimated increase in income from continuing operations.........  $     1,610
                                                                    ------------
                                                                    ------------

    (n) Elimination of interest expense on the 9 percent Sinking Fund Debentures for the twelve months ended December 31, 1994:

                                                                     (THOUSANDS
                                                                    OF DOLLARS)
- Interest expense................................................  $    (3,482)
- Estimated income taxes..........................................        1,219
                                                                    ------------
- Estimated increase in income from continuing operations.........  $     2,263
                                                                    ------------
                                                                    ------------

    In addition to the effects of the redemption of 9.2 million shares of Cumulative Preference Stock, Series B, the Company has also reflected the elimination of related preference stock dividends paid in 1994 and 1995 from income applicable to common stockholders for the purposes of computing pro forma earnings per share. The excess of the redemption price over the carrying value of the Cumulative Preference Stock, Series B, of approximately $52 million will be charged directly to capital in excess of par value. Although not reflected in the pro forma income statements, this $52 million charge to capital in excess of par value will be deducted from net income at the time this transaction occurs to compute earnings per share applicable to common stockholders. This change will result in a reduction of approximately $0.32 per share in earnings per share applicable to common stockholders.

                              MANVILLE CORPORATION
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL INFORMATION (CONTINUED)

NOTE 3 -- RELATED TRANSACTIONS (CONTINUED)
    The prepayment of outstanding 9 percent Sinking Fund Debentures will result in an estimated extraordinary loss on early extinguishment of debt, net of taxes of approximately $2.8 million using an effective income tax rate of 35 percent.

    The 162.3 million shares of Common Stock used in computing the required Dividend includes the estimated effects of the Exchange and the exercise of outstanding warrants. Based on the estimates and computations set forth below, $4.62 per share is the required Dividend that would be paid in accordance with the terms of the Profit Sharing Exchange Agreement. There can be no assurance that any Dividend will be paid. See "THE EXCHANGE -- Profit Sharing Exchange Agreement."

                                                                    (THOUSANDS,
                                                                     EXCEPT PER
                                                                       SHARE
COMPUTATION OF REQUIRED DIVIDEND:                                     AMOUNTS)
- Sale of Manville's entire interest in Riverwood of approximately
   53.4 million shares of Riverwood Common Stock at a price of
   $20.25 per share...............................................  $ 1,081,341
- Estimated cash taxes............................................      (25,000)
- Estimated costs resulting directly from the Riverwood
   Disposition including transaction fees, legal and accounting fees, termination benefits and expenses related to the internal
   reorganization of the Company..................................      (45,000)
- Redemption of 9.2 million shares of Manville Cumulative
   Preference Stock, Series B at a stated redemption price of $25
   per share......................................................     (230,765)
- Prepayment of Manville's outstanding 9 percent Sinking Fund
   Debentures.....................................................      (29,875)
                                                                    ------------
- Minimum estimated net proceeds available for the required
   Dividend.......................................................  $   750,701
                                                                    ------------
                                                                    ------------
- Estimated number of shares outstanding..........................      162,327
- Estimated required Dividend per common share....................  $      4.62
                                                                    ------------
                                                                    ------------

    As further described in the 1994 Annual Report, that portion of any dividend payments made to the PI Trust represents a tax benefit to the Company that will become a current deduction when and to the extent the PI Trust pays such amount to claimants or transfers such amount to a specific settlement fund. The Company expects the PI Trust to transfer its entire Dividend proceeds to the settlement fund in the year of receipt which will result in a current tax deduction for the Company. This current tax deduction will be utilized to shelter the tax gain on the Riverwood Disposition which will result in cash tax payments to be made in conjunction with the sale at rates significantly lower than normal statutory cash tax rates.

    The tax benefit for financial reporting purposes on the Dividend will be realized at less than normal statutory rates. Due to the size of the Dividend in relation to the Company's equity, the Company will make a corresponding pro rata reduction in the carrying value of its deferred tax asset related to Common Stock held by the PI Trust based on the percentage of Dividend paid to the fair value of the Common Stock before the Dividend. The pro rata reduction in the deferred tax asset related to Common Stock held by the PI Trust will partially offset the tax benefit on the Dividend resulting in an effective tax rate related to the portion of the Dividend paid to the PI Trust of approximately 14 percent.

    At the time the Company recognizes the net tax benefit on the Dividend, the Company expects to present this benefit as a tax benefit on continuing operations in accordance with SFAS No. 109. Due to the magnitude and unusual nature of this Dividend, the net tax benefit on the Dividend has been excluded from the pro forma income statements to present the Company's income taxes on continuing operations on a more representative basis of the Company's ongoing effective tax rate.

    The exercise of the Warrants is at the Warrant holder's option and not a specific requirement of the transactions contemplated in these pro forma financial statements. However, the Company has assumed that before the Dividend is paid all Warrant holders would exercise their Warrants allowing them to receive the Dividend. The outstanding Warrants would be exercised for the purchase of seven million shares of the Common Stock, par value $0.01, at an exercise price of $9.40 per share.

NOTE 4 -- STOCK-BASED COMPENSATION
    In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). The standard encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options and other equity instruments to employees based on fair value accounting rules. The standard requires companies that choose not to adopt the new fair value accounting rules to disclose pro forma net income and earnings per share under the new method. The standard is effective for fiscal years beginning after December 15, 1995. Manville has not yet determined if it will adopt the accounting provisions or only the disclosure provisions of FAS 123.

                          MARKET PRICES AND DIVIDENDS

MARKET PRICES

    The principal market on which the Common Stock is traded is the NYSE under the ticker symbol "MVL." The Common Stock began public trading under such symbol on the NYSE on November 2, 1981. On February 23, 1996, the last trading day before the printing of this Proxy Statement, the high and low sales prices of the Common Stock were $13 and $12 3/4, respectively. On October 25, 1995, the last trading day before the public announcement of the execution of the Profit Sharing Exchange Agreement and the execution of the Merger Agreement by Riverwood, the high and low sales prices of the Common Stock were $12 3/8 and $12 1/8, respectively. On April 13, 1995, the last trading day before the public announcement that Manville was considering strategic alternatives that may be available with respect to its investment in Riverwood, the high and low sales prices of the Common Stock were $11 3/8 and $10 1/2, respectively. STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE COMMON STOCK.

    The following table sets forth, for the calendar quarters indicated, the high and low sales prices per share of the Common Stock as reported on the NYSE Composite Transactions Reporting System:

                                                               HIGH        LOW
                                                              -------    -------

1994
  First Quarter.............................................  $10 7/8    $ 7 7/8
  Second Quarter............................................    8 5/8          7
  Third Quarter.............................................        9      7 1/4
  Fourth Quarter............................................    9 5/8      8 1/8

1995
  First Quarter.............................................  $ 9 3/8    $ 8 1/4
  Second Quarter............................................   13 3/4      9 1/8
  Third Quarter.............................................   15 1/4     12 1/2
  Fourth Quarter............................................   13 3/8         11

1996
  First Quarter (through February 23).......................  $13 3/8    $12 1/2

    The principal market on which the Riverwood Common Stock is traded is the NYSE under the ticker symbol "RVW." The Riverwood Common Stock began public trading on the NYSE on June 17, 1992. On February 23, 1996, the last trading day before the printing of this Proxy Statement, the high and low sales prices of the Riverwood Common Stock were $19 7/8 and $19 3/4, respectively. On October 25, 1995, the last trading day before the public announcement of the execution of the Merger Agreement, the high and low sales prices of the Riverwood Common Stock were $20 and $19 1/4, respectively. On April 13, 1995, the last trading day before the public announcement that Riverwood was considering strategic alternatives that may be available to it and for the best interests of its stockholders, the high and low sales prices of the Riverwood Common Stock were $20 5/8 and $20 1/8, respectively. The highest price at which the Riverwood Common Stock has ever traded is $26 1/4, on September 8, 1995. STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE RIVERWOOD COMMON STOCK.

    The following table sets forth, for the calendar quarters indicated, the high and low sales prices per share of the Riverwood Common Stock as reported on the NYSE Composite Transactions Reporting System:

                                                               HIGH        LOW
                                                              -------    -------

1994
  First Quarter.............................................  $19 1/4    $16 3/4
  Second Quarter............................................   17 1/4         14
  Third Quarter.............................................   18 5/8     15 7/8
  Fourth Quarter............................................   18 7/8         15

1995
  First Quarter.............................................  $19 1/8    $15 1/2
  Second Quarter............................................   24 5/8         19
  Third Quarter.............................................   26 1/4     21 7/8
  Fourth Quarter............................................   23 1/2     18 1/8

1996
  First Quarter (through February 23).......................  $    20    $18 7/8

DIVIDENDS

    Manville has not declared a dividend on the Common Stock in fiscal year 1995, nor did it declare a dividend on the Common Stock in fiscal year 1994. Manville did declare a dividend of $1.04 per share of Common Stock on June 30, 1993. If a Disposition, such as the Riverwood Disposition, is consummated, then, pursuant to the terms of the Profit Sharing Exchange Agreement and subject to certain conditions set forth therein, Manville will be obligated to declare and pay the Dividend. See "THE EXCHANGE -- Profit Sharing Exchange Agreement."

    Riverwood paid a dividend of $.04 per share of Riverwood Common Stock for each fiscal quarter of 1995 and 1994. Riverwood has agreed in the Merger Agreement that, subject to certain exceptions, it will not declare, set aside, or pay any dividend (other than regular quarterly dividends consistent with past practice and in no event exceeding $.04 per share per quarter) or other distributions payable in cash, stock or property with respect to the Riverwood Common Stock. See "THE RIVERWOOD DISPOSITION -- The Merger Agreement; CONDUCT OF BUSINESS PENDING THE CLOSING." For a description of certain other restrictions on payments of dividends by Riverwood, see Note 10 of Notes to Consolidated Financial Statements of Riverwood contained in the Riverwood Proxy Statement incorporated herein by reference. In each of fiscal 1994 and fiscal 1995, Manville, as a stockholder, received $8.5 million as a result of the payment of PRO RATA dividends on the Riverwood Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth the identity of beneficial owners believed by the Company to own more than 5% of the outstanding shares of Common Stock as of February 10, 1996. The Company knows of no holder of more than 5% of the Common Stock other than as set forth below.

                                                                  AMOUNT AND NATURE
  TITLE OF                    NAME AND ADDRESS OF                   OF BENEFICIAL       PERCENT
    CLASS                      BENEFICIAL OWNER                       OWNERSHIP         OF CLASS
-------------    ---------------------------------------------    ------------------    --------
Common Stock     Manville Personal Injury Settlement Trust (1)    96,000,000 shares         78%
                 8260 Willow Oaks Corporate Drive
                 Sixth Floor
                 P.O. Box 10415
                 Fairfax, Virginia 22031

------------------------
(1) At February 10, 1996, the trustees of the Trust were: Robert A. Falise, Chairman and Managing Trustee, Louis Klein, Jr., Frank J. Macchiarola and Christian E. Markey, Jr. Messrs. Falise, Klein and Markey serve on the Board and the Riverwood Board.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the number of shares of Common Stock beneficially owned by all directors and executive officers and all current directors and executive officers as a group as of February 10, 1996. Each director and executive officer has sole voting and investment power with respect to such shares except that 560,034 shares owned by the current executive officers as a group are restricted as to transfer pursuant to the Manville Corporation Stock Incentive Plan. As of February 10, 1996, the percentage of
Common Stock beneficially owned by any director, or by all directors and executive officers as a group, does not exceed more than 1.0% of the outstanding shares of the Common Stock, excluding the 96,000,000 shares of Common Stock owned by the PI Trust and attributed to certain directors who disclaim beneficial ownership of such shares.

                                                                COMMON STOCK
                                                                BENEFICIALLY
NAME OF BENEFICIAL OWNER                                           OWNED
--------------------------------------------------------------  ------------
John C. Burton................................................       1,000
Robert E. Cole................................................     114,791(1)
Robert A. Falise..............................................  96,000,000(2)
Robert E. Fowler, Jr..........................................       4,000
Todd Goodwin..................................................      19,100
Michael N. Hammes.............................................           0
John N. Hanson................................................       1,000
Kathryn R. Harrigan...........................................           0
Louis Klein, Jr...............................................  96,000,000(2)
Stanley J. Levy...............................................       1,000
Christian E. Markey, Jr.......................................  96,000,000(2)
W. Thomas Stephens............................................     735,905(3)
Will M. Storey................................................       2,000
Raymond S. Troubh.............................................       5,000
Richard B. Von Wald...........................................     260,570(4)
All Directors and current executive officers as a group (15
 persons).....................................................  97,144,366(2,5)

------------------------
(1) Includes options to purchase 53,200 shares of Common Stock.

(2) 96,000,000 of these shares are owned by the PI Trust, of which Mr. Falise is the Chairman and Managing Trustee, and Messrs. Klein and Markey are trustees. Voting power with respect to such shares is shared by all four trustees of the PI Trust, and none of Messrs. Falise, Klein or Markey can vote the shares alone. Each of Messrs. Falise, Klein and Markey disclaims beneficial ownership of any shares of Common Stock. Pursuant to the PI Trust Agreement, no trustee may individually own any securities of the Company or its affiliates or have any other direct or indirect financial interest in the Company or its affiliates.

(3) Includes options to purchase 137,333 shares of Common Stock.

(4) Includes options to purchase 67,400 shares of Common Stock.

(5) Includes options to purchase 257,933 shares of Common Stock.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    In considering the recommendations of the Board with respect to the Exchange and the Disposition, stockholders should be aware that certain members of the Board may be deemed to have certain interests in the Exchange that are in addition to the interests of stockholders of the Company generally. The Board was aware of these interests and considered them, among other things, when it approved the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange and the Disposition.

    The PI Trust, as the owner of approximately 78% of the Common Stock outstanding as of the Record Date, has effective voting control over Manville, including the power to nominate and elect Manville directors as the trustees of the PI Trust determine. In addition, the Supplemental Agreement gives the PI Trust the right to approve two of the Company's nominees for director. Currently, Robert A. Falise, Chairman and Managing Trustee of the PI Trust, and Louis Klein, Jr. and Christian E. Markey, Jr., trustees of the PI Trust, are members of the Board. At a meeting on October 25, 1995, the Board, by unanimous vote (other than the three directors who are trustees of the PI Trust, who did not vote), approved the Exchange, including the terms of the Profit Sharing Exchange Agreement and the transactions contemplated thereby. The three directors who are trustees of the PI Trust were not present during the Board's deliberations on October 25, 1995 with respect to the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange.

    In furtherance of its purposes under the PI Trust Agreement of enhancing and preserving its trust estate and providing compensation to BONA FIDE asbestos health claimants, the PI Trust has an interest in maximizing the value of, and at times increasing the liquidity of, its investment in the Company. The PI Trust may from time to time consider and discuss with the Company's management various means by which the Company might seek to maximize stockholder value and enhance stockholder liquidity. The Company conducts all negotiations with the PI Trust on an arm's length basis, with both parties being represented by their own legal and financial advisors.

    In accordance with the terms and conditions of the Profit Sharing Exchange Agreement, upon consummation of the Exchange, as of the Record Date, the PI Trust would receive the Conversion Shares, thereby increasing its ownership of Common Stock to approximately 83% of the outstanding shares of Common Stock, assuming no exercise of then outstanding options and warrants (or to approximately 79% of the fully diluted outstanding shares of Common Stock, assuming exercise of all then outstanding options and warrants). Because the Profit Sharing Exchange Agreement contemplates that Manville will declare and pay, and the Exchange will occur only in connection with the declaration of, the Dividend, the PI Trust's increased ownership of Common Stock will result in the receipt by the PI Trust of a larger percentage of the Dividend than it would have had were such a dividend or other payment made in the absence of the issuance of the Conversion Shares. Consummation of a Disposition is a condition to consummation of the Exchange.

    Each of the executive officers of Riverwood (other than Messrs. Stephens and Von Wald) has entered into a three-year employment agreement with Riverwood that provides for lump sum separation payments upon any termination of employment other than termination (i) for "cause" as defined in the employment agreements,
(ii) as a result of voluntary resignation without "good reason," as defined in the employment agreements or (iii) as a result of death, disability or retirement. For each executive officer, prior to a "change in control," separation payments under the agreement generally would equal two times the officer's annual salary plus one full year's bonus at target levels of performance under Riverwood's Annual Incentive Compensation Plan and certain other benefits. Following a change in control, the definitions of "cause" and "good reason" are liberalized and, upon termination other than (i) for "cause,"
(ii) as a result of voluntary resignation without "good reason," or (iii) as a result of death, disability or retirement, subject to a cap in certain circumstances to limit any loss of tax deductions by Riverwood on account of the "golden parachute" tax rules, benefits and payments are increased and include two years' annual salary, two years' target annual bonus, a PRO RATA portion of the target annual bonus for the year of termination, two years' additional credit under

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Riverwood's  Supplemental Retirement  Plan, a  payment equal  to the  cost of 36 months of welfare benefits and 24 months of continued perquisites. The Merger will constitute a change in control for the foregoing purposes.

    In addition, subject to certain limitations, if any of the executive officers is determined to be subject to excise tax under Section 4999 of the Code (the "Excise Tax") with respect to payments made pursuant to the foregoing paragraph, Riverwood has agreed to pay such executive an amount which, after taking into account any federal, state and local income tax, medicare payroll deduction and excise tax upon such amount, shall be equal to the amount of the Excise Tax.

    Each of the executive officers of Manville (including Messrs. Stephens and Von Wald, who are also executive officers of Riverwood) has entered into a three-year employment agreement with Manville that provides for lump sum separation payments upon any termination of employment other than termination
(i) for "cause" as defined in the employment agreements, (ii) as a result of voluntary resignation without "good reason," as defined in the employment agreements or (iii) as a result of death, disability or retirement. For each executive officer of Manville, prior to a "change in control," separation payments under the agreement generally would equal two times the officer's annual salary plus one full year's bonus at target levels of performance under Manville's Annual Incentive Compensation Plan and certain other benefits. Following a change in control, the definitions of "cause" and "good reason" are liberalized and, upon termination other than (i) for "cause," (ii) as a result of voluntary resignation without "good reason," or (iii) as a result of death, disability or retirement, subject to a cap in the case of Manville executive officers (other than Messrs. Stephens and Von Wald) in certain circumstances to limit any loss of tax deductions by Manville on account of the "golden parachute" tax rules, benefits and payments are increased and include two years' annual salary, two years' target annual bonus, a PRO RATA portion of the target annual bonus for the year of termination, two years' additional credit in certain cases under Manville's Supplemental Retirement Plan, a payment equal to the cost of 36 months of welfare benefits and 24 months of continued perquisites. The Merger will constitute a change in control and may result in good reason for the foregoing purposes.

    Manville has entered into supplemental retirement agreements with Messrs. Stephens and Von Wald that provide for Manville to pay each upon termination of employment a lump sum benefit (the "Supplemental Benefit") equal to the present value of a single life annuity commencing at the time of such termination ranging from 30% to 60% of his highest average base salary plus cash bonus for three consecutive years during the preceding ten years ("Average Pay"), offset by amounts payable under Manville's retirement plan plus certain other amounts, including vested restricted stock awards made during 1994 of 340,000 shares and 150,000 shares respectively, and cash payments made during 1994 of $1,300,000 and $500,000, respectively, and other payments previously made and to be made in connection with the executives' retirement arrangements. The 1994 restricted stock awards have a five-year vesting schedule, subject to accelerated vesting upon a change in control, and had fair market values on the date of grant of $3,099,100 and $1,367,250, respectively. The vesting of the restricted stock and payment of dividends thereon are subject to a cap related to the supplemental retirement arrangements. If termination occurs (i) after attaining age 62, (ii) without cause, (iii) for "good reason," (iv) for death or "disability" or (v) after the occurrence of a change in control, the Supplemental Benefit will be 60% of Average Pay, and will be increased to compensate for the impact of the timing of taxation of the Supplemental Benefit (and the offsets thereto) as compared with the tax treatment of a single life annuity. The Merger will constitute a change in control and may result in good reason for the foregoing purposes.

    On October 3, 1995, Manville also entered into agreements with each of the executive officers of Manville (including Messrs. Stephens and Von Wald, who are also executive officers of Riverwood) relating to cancellation of their performance units granted under Manville's Long-Term Cash Incentive Plan. In consideration of the cancellation of the performance units, the Manville executive officers

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
are, subject to certain conditions, each entitled to payments equal to the amount of any dividends paid with respect to the Common Stock, up to $0.84 per unit. In connection with the Dividend, Messrs. Stephens and Von Wald will be entitled to receive $403,200 and $70,560, respectively.

                                 OTHER BUSINESS

    Management knows of no business that will be presented for consideration other than the matters described in the Notice of Special Meeting. If other matters are presented, it is the intention of the persons designated as Proxies to vote in accordance with their judgment on such matters.

                              INDEPENDENT AUDITORS

    The condensed consolidated financial statements of the Company and Riverwood incorporated herein by reference to the 1994 Form 10-K have been audited by Coopers & Lybrand L.L.P., independent auditors. In addition, the consolidated financial statements of Riverwood for the year ended December 31, 1995, and Igaras Papeis e Embalagens S.A. for the years ended December 31, 1995 and 1994, November 30, 1993, and for the one month period ended December 31, 1993, incorporated by reference to the concurrent Riverwood Proxy Statement have been audited by Coopers & Lybrand L.L.P. and Coopers & Lybrand Biedermann, Bordasch, respectively, independent auditors. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Special Meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the Company's 1996 Annual Meeting were required to be received by the Secretary of the Company no later than December 18, 1995. Proposals received after that date may be excluded from the Company's proxy materials. Stockholders will be advised as to the date proposals must be received by the Secretary of the Company in order to be presented at the 1997 Annual Meeting.

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
                                                                         ANNEX A

                       PROFIT SHARING EXCHANGE AGREEMENT

    AGREEMENT dated October 25, 1995 between Manville Corporation, a Delaware corporation (the "Company"), and Manville Personal Injury Settlement Trust (the "Trust").

    WHEREAS, the Trust was created pursuant to a Trust Agreement dated as of November 28, 1988 to which the Company is a party (as amended, the "Trust Agreement") to implement those provisions of the Second Amended and Restated Plan of Reorganization of the Company and certain affiliated corporations (the "Manville Plan") that relate to the settlement and payment of asbestos-related health claims against the Company and such affiliated corporations;

    WHEREAS, in connection with the Manville Plan and the Trust Agreement, the Company and Manville entered into the Supplemental Agreement dated as of November 28, 1988, which was amended and restated on November 15, 1990 and further amended on August 25, 1993 and September 22, 1994 (as so amended and restated, the "Supplemental Agreement");

    WHEREAS, the purposes of the Trust as set forth in the Trust Agreement include enhancing the Trust estate and using the assets in the Trust estate to deliver fair, adequate and equitable compensation to bona fide beneficiaries of the Trust;

    WHEREAS, the Company is exploring various alternatives with respect to its investment in Riverwood International Corporation ("RIC"), which alternatives may include the disposition by the Company of all or a substantial portion of such investment; and

    WHEREAS, in furtherance of the Trust's purposes and to further the long-term objectives of the Company, the Company and the Trust are willing, in connection with any such disposition, on the terms and subject to the conditions of this Agreement, to eliminate certain obligations and covenants of the Company contained in the Supplemental Agreement in exchange for the issuance to the Trust of a specified number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and the Company's payment, on the terms and subject to the conditions of this Agreement, of a dividend on the Common Stock of the net proceeds of any such disposition which remain after certain uses of such proceeds specified herein.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

    SECTION 1.01. CERTAIN TERMS DEFINED. The following terms used herein have the meanings ascribed to them in this Article I. The definitions of terms indicated below as having the meaning set forth in the Supplemental Agreement are incorporated by reference herein. The phrases "transactions contemplated by this Agreement," "transactions contemplated hereby" and "transactions contemplated hereby and thereby," as used in this Agreement, shall be understood not to refer to or include the Disposition.

    "BOARD" means the Board of Directors of the Company.

    "CLASS 6 INTEREST DEBENTURES" shall have the meaning set forth in the Supplemental Agreement.

    "CLASS 6 INTEREST INDENTURE" shall have the meaning set forth in the Supplemental Agreement.

    "CLOSING" is defined in Section 4.01.

    "CLOSING DATE" is defined in Section 4.01.

    "COMMON STOCK" is defined in the recitals to this Agreement.

    "COMPANY" is defined in the heading of this Agreement.

    "CONVERSION SHARES" means the number of shares of Common Stock equal to the product of (A) the quotient of (i) the Fully Diluted Shares as of the Closing Date divided by (ii) 0.8 multiplied by (B) 0.2.

    "COURT" is defined in Section 4.02(c).

    "DECLARATION DATE" is defined in Section 3.03(b).

    "DISPOSITION" is defined in Section 3.03(a).

    "DIVIDEND" means the dividend on, or other payment with respect to, the outstanding shares of Common Stock of the Company on a PRO RATA basis in the full amount of the remaining balance of the Transfer Proceeds after deduction of the amounts applied in accordance with clauses (i) and (ii) of the first sentence of Section 3.03(a); it being understood that, for all purposes under this Agreement (including, without limitation, for purposes of determining whether or not the Company is obligated to declare or pay any dividend or other payment pursuant to Section 3.03 and whether or not the condition set forth in
Section 4.03(e)(ii) has been satisfied) the term "Dividend" shall not mean a dividend or other payment of less than the full amount of such remaining balance.

    "FINAL  ORDER"  shall  have  the  meaning  set  forth  in  the  Supplemental
Agreement.

    "FISCAL  YEAR"  shall  have  the  meaning  set  forth  in  the  Supplemental
Agreement.

    "FULLY DILUTED SHARES" as of a given date means the number of issued and outstanding shares of Common Stock of the Company as of such date together with all shares of Common Stock issuable by the Company upon the exercise of all options, warrants, calls, rights, agreements, convertible or exchangeable securities or other commitments outstanding or in effect as of such date pursuant to which the Company is obligated, or would upon the satisfaction of certain conditions become obligated, to issue or sell shares of Common Stock or securities or rights entitling the holder thereof to acquire Common Stock.

    "GOVERNMENTAL AGENCY" means any domestic, foreign, supranational, national, federal, state, regional or local government and any department, bureau, agency, authority, commission, board, court, tribunal, or other legislative, executive, judicial, regulatory or administrative body or instrumentality of any such government or any official empowered to act on behalf of any of the foregoing, or any arbitral tribunal acting within the proper scope of its jurisdiction.

    "GOVERNMENT PROCEEDS" shall have the meaning set forth in the Supplemental Agreement.

    "INDEPENDENT"  shall  have  the  meaning  set  forth  in  the   Supplemental
Agreement.

    "MANVILLE PLAN" is defined in the recitals to this Agreement.

    "NON-TRUST DIRECTORS" means the members of the Board (i) who are not Trustees or (ii) whose nomination for election as members of the Board has not been approved by the Trust pursuant to Section 4.02(j) of the Supplemental Agreement.

    "ORDER" is defined in Section 4.02(c).

    "PD SUPPLEMENTAL AGREEMENT" means the Amended and Restated Property Damage Supplemental Agreement dated as of November 15, 1990 among the Company, the Trust and the PD Trust.

    "PD TRUST" means Manville Property Damage Settlement Trust.

    "PERMITTED DATE" is defined in Section 3.03(a).

    "PERSON" means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or government or any agency or political subdivision thereof, including any Governmental Agency.

    "PROCEEDS" is defined in Section 3.03(a).

    "PROFIT PERIOD" is defined in Section 3.02.

    "PROFITS" shall have the meaning set forth in the Supplemental Agreement.

    "RECORD DATE" is defined in Section 3.03(b).

    "RIC" is defined in the recitals to this Agreement.

    "SCB" means the Selected Counsel for the Beneficiaries appointed pursuant to the Manville Plan.

    "SECOND AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT" is defined in Section 2.01.

    "SERIES B PREFERENCE STOCK" shall have the meaning set forth in the Supplemental Agreement.

    "SUPPLEMENTAL AGREEMENT" is defined in the recitals to this Agreement.

    "TRANSFER PROCEEDS" is defined in Section 3.03(a).

    "TRUST" is defined in the heading of this Agreement.

    "TRUST AGREEMENT" is defined in the recitals to this Agreement.

    "TRUST AGREEMENT AMENDMENT" is defined in Section 2.03.

    "TRUSTEES" shall have the meaning set forth in the Supplemental Agreement.

                                   ARTICLE II
                    TERMINATION OF OBLIGATIONS AND COVENANTS

    SECTION 2.01. SECOND AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT. On the Closing Date, the parties shall enter into the Second Amended and Restated Supplemental Agreement substantially in the form attached as Exhibit A hereto (the "Second Amended and Restated Supplemental Agreement"), whereupon the Supplemental Agreement shall be amended and restated as set forth therein, effective as of the Closing Date, and shall thereafter continue in full force and effect as so amended.

    SECTION 2.02. PD SUPPLEMENTAL AGREEMENT. From and after the date hereof, upon the request of the Company, the Trust shall consent to the termination of the PD Supplemental Agreement or the amendment of the PD Supplemental Agreement in such manner as may be requested by the Company, PROVIDED that in the Trust's good faith judgment the terms and conditions of any such amendment or termination, or the consideration related thereto, would not, directly or indirectly, adversely affect the Trust (it being understood and agreed that the terms, conditions and consideration proposed jointly by the Company and the Trust to the PD Trust prior to the date hereof shall not be deemed to adversely affect the Trust for purposes of this Section 2.02 if the payment of such consideration is shared by the Company and the Trust in the proportions agreed by them prior to the date hereof).

    SECTION 2.03. TRUST AGREEMENT AMENDMENT. On the Declaration Date, immediately prior to the declaration of the Dividend, the parties shall enter into an amendment to the Trust Agreement in the form attached as Exhibit B hereto (the "Trust Agreement Amendment"), whereupon the Trust Agreement shall be amended as set forth therein, effective as of the date thereof, and shall thereafter continue in full force and effect as so amended (subject to the terms of the Trust Agreement Amendment); PROVIDED, HOWEVER, that the obligation hereunder of each of the parties to enter in the Trust

Agreement Amendment shall be subject to the satisfaction, or waiver by such party, of each of the conditions set forth in (i) Section 4.02(b) and Section 4.02(c) hereof, in the case of the Company, and (ii) Section 4.03(b) and Section 4.03(c) hereof, in the case of the Trust.

                                  ARTICLE III
                COMMON STOCK ISSUANCE AND PROFIT SHARING PAYMENT

    SECTION 3.01. ISSUANCE OF COMMON STOCK. On the Closing Date, the Company shall issue the Conversion Shares to the Trust, by delivering to the Trust one or more certificates (as requested by the Trust) representing the Conversion Shares duly registered in the name of the Trust, and the Company shall cause the transfer agent to record the Trust as sole holder of record of the Conversion Shares on and as of the Closing Date and shall provide the Trust with a certificate of the transfer agent with respect to such recordation (or other reasonably available written proof thereof) at the Closing. Prior to the Closing, the Company shall apply for and take all necessary steps to obtain the approval (to the extent required) of the listing of the Conversion Shares on any stock exchange on which the Common Stock is listed or traded.

    SECTION 3.02. PROFIT SHARING PAYMENT. The Company shall pay to the Trust an amount equal to 20% of the sum of Profits (or zero if Profits is a negative number) and Government Proceeds within 30 days following the last day of the month during which the Closing Date occurs, for the period beginning on the first day of the Fiscal Year in which the Closing Date occurs and ending on the day prior to the Closing Date. Such amount shall be determined in good faith by management of the Company based on the financial results of the Company and reasonable assumptions and estimates, in each case determined in a manner consistent with past practice for the determination of Profits for the Company's Fiscal Years under the Supplemental Agreement. When the Company makes the payment of Profits pursuant to this Section 3.02, it shall deliver to the Trust a certificate signed by the chief executive officer, the chief financial officer or the controller of the Company setting forth in reasonable detail the computation of such Profits and explaining any material assumptions or estimates used in such computation. If the Closing Date occurs on a day other than the first day of a month, Profits for the period from the first day of such month to the day prior to the Closing Date (the "Profit Period") shall be the product of
(A) Profits for such month multiplied by (B) the quotient of (i) the number of days in the Profit Period divided by (ii) the number of days in such month. Notwithstanding anything to the contrary contained in this Agreement or in the Second Amended and Restated Supplemental Agreement, the Company shall remain obligated to make the payment required by Section 2.03(a) of the Supplemental Agreement with respect to any Fiscal Year of the Company which ends prior to the Fiscal Year in which the Closing Date occurs and for which such payment has not been made as of the date of this Agreement. The parties agree that Profits shall be determined by not giving effect to any Disposition or the transactions contemplated by this Agreement, including, without limitation, any payment of Profits pursuant to this Section 3.02, the issuance of the Conversion Shares pursuant to Section 3.01, the Dividend or any accounting or tax effects relating to any of the foregoing.

    SECTION 3.03.  USE OF PROCEEDS OF DISPOSITION.

    (a) If the Company, directly or indirectly, sells or otherwise disposes of all or a substantial portion of its investment in RIC (a "Disposition"), regardless of the form of such disposition (including, without limitation, any sale or other disposition by RIC of all or substantially all of its assets), then within 60 days following receipt by the Company of the proceeds of such Disposition (the "Proceeds"), the Company shall apply the net Proceeds after payment of, or reasonable provision for, all out-of-pocket fees, expenses, taxes and other costs paid or incurred (including reasonable reserves for out-of-pocket fees, expenses, taxes and costs accrued but not paid at such time) reasonably related to the effectuation of such Disposition (the "Transfer Proceeds") as follows: (i) FIRST, to repayment, prepayment or redemption of the Class 6 Interest Debentures to the extent that the Board, by vote of a majority of the Non-Trust Directors, determines that such repayment, prepayment or redemption would be in the best interests of the Company and authorizes and directs that such repayment, prepayment or redemption be made, (ii) SECOND, to the extent of the balance of Transfer Proceeds after deduction of the amount applied in accordance with clause (i), to the repurchase or redemption of Series B Preference Stock to the extent that the Board, by vote of a majority of the Non-Trust Directors, determines that such repurchase or redemption would be in the best interests of the Company and authorizes and directs that such repurchase or redemption be made, and (iii) THIRD, to the extent of the balance of Transfer Proceeds after deduction of the amount applied in accordance with clauses (i) and (ii), subject to the fourth sentence of Section 3.03(b) and the second sentence of Section 3.03(c), to the payment of the Dividend in the full amount of such remaining balance. The Company shall be deemed to have applied Transfer Proceeds in accordance with (x) clause (i) or clause (ii) of this
Section 3.03(a) in the event that the Company shall have within 60 days of a Disposition issued an irrevocable notice of redemption with respect to the Class 6 Interest Debentures or the Series B Preference Stock and shall have paid the redemption price therefor within 60 days of such notice relating to the Class 6 Interest Debentures or within 90 days of such notice relating to the Series B Preference Stock, and (y) clause (i) of this Section 3.03(a), in the event that there is no June 30 or December 31 (a "Permitted Date") that is at least 30 days, but not more than 60 days, following the receipt by the Company of the Proceeds, if the Board of Directors shall have authorized and directed within 60 days following a Disposition that such redemption be effected on the Permitted Date next following the thirty-first day following the receipt by the Company of the Proceeds and the Company shall have paid the redemption price therefor on such Permitted Date. In the event that the Company should fail to apply Transfer Proceeds in accordance with clause (i) or clause (ii) of this Section 3.03(a), any amount of Transfer Proceeds reserved or deducted for such purpose from the amount of the Dividend shall promptly be declared and paid as a further dividend on, or other payment with respect to, the outstanding shares of Common Stock of the Company subject to the fourth sentence of Section 3.03(b) and the second sentence of Section 3.03(c). The Company shall not, without the express prior written consent of the Trust, effect any Disposition pursuant to which the Company receives any consideration other than cash payable in full upon consummation thereof.

    (b) The Company shall, subject to the fourth sentence of this Section 3.03(b), declare the Dividend within 46 days following the Company's receipt of the Proceeds (the date of such declaration being referred to herein as the "Declaration Date"). On the Declaration Date, the Company shall deliver to the Trust written notice of the declaration of the Dividend and shall make a public announcement in accordance with applicable law, regulations and the rules of any securities exchange on which the Common Stock is then listed or traded, stating that the Dividend has been declared and announcing the Record Date and the payment date with respect to the Dividend. The record date for determining stockholders entitled to receive the Dividend (the "Record Date") shall be not less than five days following receipt by the Trust of written notice of the declaration but in no event more than 10 days following the Declaration Date (or such greater minimum number of days following the Declaration Date as may then be required pursuant to applicable laws and regulations and the rules of any stock exchange on which the Common Stock is listed or traded). Notwithstanding anything in this Agreement to the contrary, the Company's obligation to declare the Dividend shall be subject to the satisfaction, or the waiver by the Company, of each of the following conditions precedent at the time of the declaration of the Dividend:

        (i) the Company shall have received with respect to the Dividend all necessary licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Agencies (if any) becoming necessary after the date hereof, on terms reasonably acceptable to the Company;

        (ii) the Company shall have received an opinion of counsel substantially to the effect that the declaration and payment of the Dividend are lawful under the Delaware General Corporation Law, which opinion shall be in form and substance reasonably satisfactory to the Board;

       (iii) the Company shall be solvent and have reasonably adequate capital under applicable law and if requested by the Board, shall have received an opinion from American Appraisal Associates, pursuant to the engagement letter dated August 16, 1995 and executed by the Company on August 22, 1995, which opinion shall be reasonably satisfactory to the Board;

       (iv) no suit, action or other proceeding by any Governmental Agency shall be pending before any tribunal of competent authority which challenges the validity or legality of the Dividend that has a reasonable likelihood of success as determined by Independent counsel selected by the Company and the Trust;

        (v) there shall not be any effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the payment of the Dividend not be made or imposing any conditions on the payment unless the consequences to the Company of failing to comply with such injunction, writ, preliminary restraining order or other order or for being subject to such conditions would not subject the Company to substantial cost or liability and would not subject any employee, officer, director or agent of the Company to any civil or criminal liability (for purposes hereof, "substantial" shall mean actual or probable cost, liability or penalty (including any prepayment penalties) in excess of $250,000 or any obligations to prepay principal in excess of $20,000,000);

       (vi) the Order shall be in full force and effect;

       (vii) the Trust Agreement Amendment shall have been executed and delivered, and shall be in full force and effect; and

      (viii) all conditions to the Closing set forth in Sections 4.02 and 4.03 (other than Section 4.03(e)(ii)) shall have been satisfied, or shall have been waived by the party entitled to waive such conditions; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Company shall not have the power to waive the condition precedent set forth in this paragraph (viii) without the express prior written consent of the Trust.

    (c) The Company shall, following the occurrence of the Declaration Date and subject to the immediately following sentence, pay the Dividend within 4 business days after the Record Date and no later than 60 days following the receipt by the Company of the Proceeds. Notwithstanding Section 3.03(a) or the first sentence of this Section 3.03(c), the Company's obligation hereunder to pay the Dividend shall be subject to the satisfaction, or the waiver by the Company, of the condition precedent set forth in Section 3.03(b)(v) at the time of payment of the Dividend; it being understood that the foregoing shall not affect any rights (other than under this Agreement) that the Trust may have in its capacity as a stockholder of Manville with respect to the Dividend.

    (d) At least 5 days prior to any date on which the Company expects the Board to vote on the declaration of the Dividend, the Company shall deliver to the Trust a certificate signed by the chief executive officer, chief financial officer or controller of the Company setting forth in reasonable detail the computation of (x) the amount of Transfer Proceeds, (y) the amount applied (or, if intended to be so applied after the date of such certificate, expected to be applied) in accordance with Sections 3.03(a)(i) and (ii) and (z) the remainder of (x) minus (y), certifying that, to the best of such person's knowledge, the computations are true and accurate in all material respects and made in accordance with Section 3.03(a).

    (e) The Trust hereby consents to the application of Transfer Proceeds as provided in Sections 3.03(a)(i) and (ii) (subject to approval of the Board, by vote of a majority of the Non-Trust Directors, as set forth in Section 3.03(a)) and will evidence such consent in such appropriate instruments as may be reasonably requested by the Company.

    SECTION 3.04. COMPUTATIONS. In the event the Trust takes exception to the computation by the Company of any amount under this Agreement, the procedures set forth in Section 4.03 of the Supplemental Agreement (which are incorporated herein by reference, MUTATIS MUTANDIS) shall be followed in resolving any dispute relating to the computation of such amount.

                                   ARTICLE IV
                                    CLOSING

    SECTION 4.01. CLOSING. In the event that there is a Disposition, then the transactions contemplated by Sections 2.01, 3.01 and 3.02 shall be consummated (the "Closing") at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York, at 10:00 A.M., on a date selected by mutual agreement of the parties (the "Closing Date"), following the Declaration Date, which date shall be at least one business day before the Record Date and no earlier than the third business day following receipt by the Trust of written notice of the declaration of the Dividend.

    SECTION 4.02. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the transactions contemplated by Sections 2.01, 3.01 and 3.02 are subject to the satisfaction, or waiver by the Company, of each of the following conditions:

        (a) the representations and warranties of the Trust contained in this Agreement are true and correct in all material respects as of the date when made and as of the Closing Date and all agreements contained in this Agreement to be performed by the Trust prior to or on the Closing Date shall have been performed in all material respects;

        (b) the SCB shall have given their concurrence to this Agreement, the Second Amended and Restated Supplemental Agreement and the Trust Agreement Amendment, and the transactions contemplated hereby and thereby, in a form reasonably acceptable to the Company;

        (c) the issuance of an order of the United States Bankruptcy Court for the Southern District of New York (the "Court") granting the application of the Trustees to approve the Trust's execution and performance of this Agreement and the Second Amended and Restated Supplemental Agreement and the transactions contemplated hereby and thereby and the Trustees' execution and performance of the Trust Agreement Amendment and the transactions contemplated thereby, after notice to all beneficiaries of the Trust (by notice to the appropriate class and subclass representatives' counsel), the legal representative for the future asbestos health claimants, the SCB, and any additional persons who appeared in FINDLEY V. FALISE (the "Order"), in a form reasonably acceptable to the Company, which Order shall be in full force and effect but may be subject to appeal or discretionary review by another court; PROVIDED, HOWEVER, that if upon its review of objections raised to the issuance of the Order, the Company believes in good faith after consultation with the Trust that, as a condition to the Company's obligations referred to above in this Section 4.02 (or in Section 2.03 or 3.03(b), as the case may be), the Order should be a Final Order, then for purposes of this condition the Company may require that the Order be a Final Order;

        (d) the approval of this Agreement and the transactions contemplated by this Agreement by the common stockholders of the Company and the approval (to the extent required) of the listing of the Conversion Shares on any stock exchange on which the Common Stock is listed or traded;

        (e) (i) the Company shall have received all necessary licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Agencies (if any) becoming necessary after the date hereof, on terms reasonably acceptable to the Company, and (ii) there shall not be any effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction prohibiting the consummation of the transactions contemplated hereby unless the consequences to the Company of failing to comply with such injunction, writ, preliminary restraining order or other order or for being subject to such conditions would not subject the Company to substantial cost or liability and would not subject any employee, officer, director or agent of the Company to any civil or criminal liability ("substantial" being as defined in Section 3.03(b)(v)); and

        (f) receipt by the Company of a certificate signed as of the Closing Date by an authorized executive officer of the Trust certifying as to the satisfaction of paragraph (a) above.

    SECTION 4.03. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TRUST. The obligations of the Trust to consummate the transactions contemplated by Sections 2.01, 3.01 and 3.02 are subject to the satisfaction, or waiver by the Trust, of each of the following conditions:

        (a) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the date when made and as of the Closing Date and all agreements contained in this Agreement to be performed by the Company prior to or on the Closing Date shall have been performed in all material respects;

        (b) the SCB shall have given their concurrence to this Agreement, the Second Amended and Restated Supplemental Agreement and the Trust Agreement Amendment, and the transactions contemplated hereby and thereby, in a form reasonably acceptable to the Trust;

        (c) the Order shall have been issued in a form reasonably acceptable to the Trust, which Order shall be in full force and effect but may be subject to appeal or discretionary review by another court; PROVIDED, HOWEVER, that if upon its review of objections raised to the issuance of the Order, the Trust believes in good faith after consultation with the Company that, as a condition to the Trust's obligations referred to above in this Section 4.03 (or in Section 2.03, as the case may be), the Order should be a Final Order, then for purposes of this condition the Trust may require that the Order be a Final Order;

        (d) (i) the Trust shall have received all necessary licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Agencies (if any) becoming necessary after the date hereof, on terms reasonably acceptable to the Trust and (ii) there shall not be any effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction prohibiting the consummation of the transactions contemplated hereby unless the consequences to the Trust of failing to comply with such injunction, writ, preliminary restraining order or other order or for being subject to such conditions would not subject the Trust to substantial cost or liability and would not subject any employee, trustee or agent of the Trust to any civil or criminal liability ("substantial" being as defined in Section 3.03(b)(v));

        (e) (i) receipt by the Company of the Proceeds of a Disposition and (ii) the declaration of the Dividend;

        (f) the approval (to the extent required) of the listing of the Conversion Shares on any stock exchange on which the Common Stock is listed or traded; and (g) receipt by the Trust of a certificate signed as of the Closing Date (i) by an authorized executive officer of the Company certifying as to the satisfaction of paragraph (a) above and (ii) by the chief executive officer, chief financial officer or controller of the Company certifying the number of Fully Diluted Shares on the Closing Date, together with a schedule, in form similar to Exhibit C hereto, detailing such computation.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

    SECTION 5.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Trust as of the date of this Agreement and as of the Closing Date that:

        (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        (b) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms except to the extent that such enforceability is limited by bankruptcy, insolvency, moratorium or similar laws relating to the enforcement of creditors' rights generally and by the availability of equitable remedies of general applicability.

        (c) Neither the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated by it nor compliance by the Company with its terms and conditions, will (A) conflict with or result in a breach of, or constitute a default under, or require any consent or waiver under, any of the terms, obligations, covenants, conditions or provisions of (i) any indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, or other agreement or instrument to which the Company is a party or by which it may be bound or (ii) the certificate of incorporation or by-laws of the Company or (B) conflict with or result in a breach of any of the terms, conditions or provisions of any statute, judgment, order, writ, injunction, decree, rule or regulation of any Governmental Agency; except for the approval of the Company's common stockholders as provided in Section 4.02(d), consents that may be required in connection with the redemption by the Company of its outstanding Class 6 Interest Debentures or Series B Preference Stock and, in the case of (A)(i) or (B) for any such conflict, breach or default, that would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole.

        (d) Upon the issuance of the Conversion Shares on the Closing Date, the Conversion Shares shall be duly authorized, validly issued, fully paid and nonassessable.

        (e) As of the date hereof, the number of Fully Diluted Shares is 130,402,483, as described in Exhibit C hereto.

    SECTION 5.02.  REPRESENTATIONS AND WARRANTIES OF THE TRUST.

    (a) The Trust has been duly organized and is validly existing as a trust under the laws of the State of New York.

    (b) This Agreement has been duly authorized, executed and delivered by the Trust and constitutes a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms except to the extent that such enforceability is limited by bankruptcy, insolvency, moratorium or similar laws relating to the enforcement of creditors' rights generally and by the availability of equitable remedies of general applicability.

    (c) Neither the execution and delivery by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by it nor compliance by the Trust with its terms and conditions, will (A) conflict with or result in a breach of, or constitute a default under, or require any consent or waiver under, any of the terms, obligations, covenants, conditions or provisions of (i) any indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, or other agreement or instrument to which the Trust is a party or by which it may be bound or (ii) the Trust Agreement or (B) conflict with or result in a breach of any of the terms, conditions or provisions of any statute, judgment, order, writ, injunction, decree, rule or regulation of any Governmental Agency; except, for the concurrence of the SCB as provided in Sections 4.02(b) and 4.03(b), the issuance and effectiveness of the Order in respect of the Trust's execution, delivery and performance of the Trust Agreement Amendment, and in the case of (A)(i) or (B) for any such conflict, breach or default that would not, individually or in the aggregate, have a material adverse effect on the Trust.

                                   ARTICLE VI
                                 MISCELLANEOUS

    SECTION 6.01.  BEST EFFORTS BY THE TRUST.

    (a) The Trust shall use its reasonable best efforts to obtain as soon as reasonably possible after the date hereof (i) all consents necessary for it to perform the terms of this Agreement, the Second Amended and Restated Supplemental Agreement and the Trust Agreement Amendment, and to consummate the transactions contemplated hereby and thereby, including, without limitation, the concurrence of the SCB as provided in Sections 4.02(b) and 4.03(b) and (ii) the Order. At any meeting of stockholders called to consider approval of this Agreement and the transactions contemplated by this Agreement, the Trust shall vote all of its shares of Common Stock in favor of such approval; it being understood that nothing contained in this Agreement shall constitute or be deemed to constitute a consent, approval or waiver by the Trust, or an agreement by the Trust to consent, approve or grant any waiver, with respect to any Disposition or other transaction relating to RIC or the Company's investment in RIC.

    (b) The Trust will not voluntarily take any action that would reasonably be expected to cause a termination of the Trust other than pursuant to Section 6.02(a)(i) or Section 6.02(a)(iv) of the Trust Agreement.

    (c) The Trust shall cooperate in all reasonable respects with the Company to obtain as soon as reasonably possible the termination or amendment of the PD Supplemental Agreement on such terms and conditions, and for such consideration, as to which the Trust shall have consented pursuant to Section 2.02.

    SECTION 6.02. BEST EFFORTS BY THE COMPANY. The Company shall use its reasonable best efforts to obtain as soon as reasonably possible after the date hereof all consents necessary for it to perform the terms of this Agreement, the Second Amended and Restated Supplemental Agreement and the Trust Agreement Amendment, and to consummate the transactions contemplated hereby and thereby, including, without limitation, to obtain requisite stockholder approval of this Agreement and the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Company agrees after the date hereof, to
(i) prepare, file and distribute appropriate proxy solicitation material with respect to such stockholder approval, in compliance with applicable securities laws and regulations and the rules of any stock exchange on which the Common Stock is listed or traded, (ii) call a special meeting of its common stockholders for the purpose of voting upon such approval, (iii) use efforts consistent with past practice to solicit proxies from its common stockholders other than the Trust, and (iv) to the extent consistent with the exercise by the Board of its fiduciary duties under applicable law, recommend in its proxy solicitation material that stockholders vote in favor of such approval.

    SECTION 6.03. TERMINATION. If the Closing Date shall not have occurred on or prior to the later of (A) January 31, 1997, or (B) the first anniversary of the date on which the Company receives the Proceeds of a Disposition if such Disposition shall have been consummated on or prior to January 31, 1997, then either party shall have the right to terminate this Agreement by giving written notice of termination to the other party hereto. If the Order is denied by the Court upon the Trust's application therefor in accordance with Section 4.02(c), or if, on or prior to the Closing Date, the Order is vacated, reversed, modified or amended, in whole or in part, so as to eliminate or materially limit the Court's approval of the Trust's execution and performance of this Agreement, the Second Amended and Restated Supplemental Agreement, the Trust Agreement Amendment or the transactions contemplated hereby or thereby, either party shall have the right to terminate this Agreement, by giving written notice of termination to the other party. No termination of this Agreement pursuant to this Section 6.03 shall in any way relieve either party of liability for any willful breach of any of the provisions of this Agreement prior to termination hereof.

    SECTION 6.04. AMENDMENTS; WAIVERS. This Agreement may be modified, supplemented or amended at any time and from time to time only by a writing signed by each party hereto. Any waiver or consent granted in respect of any term or condition of this Agreement shall be effective only if given in a writing signed by the party giving same and expressly stating that it is a waiver or consent, and any such waiver or consent shall constitute a waiver or consent only of the specific provision(s) and for the specific purpose(s) set forth therein.

    SECTION 6.05. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given:

    if to the Trust, to:

    Manville Personal Injury Settlement Trust
    8260 Willow Oaks Corporate Drive, Suite 600
    P.O. Box 10415
    Fairfax, Virginia 22031
    Fax: (703) 205-6249
    Attention: David T. Austern, Esq.

    with a copy to:

    Donovan Leisure Newton & Irvine
    30 Rockefeller Plaza
    New York, New York 10112
    Fax: (212) 632-3321
    Attention: Andrew J. Trubin, Esq.

    if to the Company, to:

    Manville Corporation
    717 17th Street
    Denver, Colorado 80202
    Fax: (303) 978-4842
    Attention: Richard B. Von Wald, Esq.

    with copies to:

    Skadden, Arps, Slate, Meagher & Flom
    919 Third Avenue
    New York, New York 10022
    Fax: (212) 735-2001
    Attention: Franklin M. Gittes, Esq.

    and

    Davis Polk & Wardwell
    450 Lexington Avenue
    New York, New York 10017
    Fax: (212) 450-4800
    Attention: Stephen H. Case, Esq.

    and

    Kaye, Scholer, Fierman, Hays & Handler
    425 Park Avenue
    New York, New York 10022
    Fax: (212) 836-8689
    Attention: Herbert S. Edelman, Esq.

    SECTION 6.06. COUNTERPARTS; INTEGRATION. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement together with its exhibits constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements and understandings, oral and written, relating to the subject matter hereof.

    SECTION 6.07. SEVERABILITY. Should any provision in this Agreement be determined to be invalid or unenforceable in any jurisdiction, such determination shall in no way limit or affect the validity or enforceability and operative effect of any of the provisions of this Agreement in any other jurisdiction.

    SECTION 6.08. HEADINGS. The headings used in this Agreement are inserted for convenience only and neither constitute a portion of this Agreement nor in any manner affect the construction of the provisions of this Agreement.

    SECTION 6.09. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that neither the Company nor the Trust may assign or otherwise transfer any of its rights or delegate obligations under this Agreement.

    SECTION   6.10.     SURVIVAL  OF   REPRESENTATIONS  AND   WARRANTIES.    The
representations and warranties of the parties contained in this Agreement shall survive the Closing Date for a period of 18 months from the Closing Date.

    SECTION 6.11. EXPENSES. All costs and expenses incurred in connection with this Agreement, including without limitation all brokers' fees, investment banking fees and legal fees, shall be paid by the party incurring such cost or expense. Nothing contained in this Section 6.11 shall be construed as creating an obligation of the Company or the Trust to indemnify any Person.

    SECTION 6.12. SPECIFIC PERFORMANCE. Each of the Company and the Trust agrees that the other party would be irreparably damaged if for any reason the Company or the Trust, as the case may be, failed to perform its obligations under this Agreement and that such other party would not have an adequate remedy at law for money damages in such event. Accordingly, the Company and the Trust each agrees that the other party shall, to the maximum extent permitted, be entitled to specific performance and injunctive and other relief to enforce the performance of this Agreement. This provision is without prejudice to any other rights that the Company or the Trust may have against the other party for any failure of such other party to perform its obligations hereunder.

    SECTION 6.13. THIRD PARTIES. This Agreement constitutes an agreement solely between the parties hereto, and is not intended to and shall not confer any rights, remedies, obligations or liabilities, legal or equitable, on any Person other than the parties hereto and their respective successors or assigns, or otherwise constitute any Person a third-party beneficiary under or by reason of this Agreement.

    SECTION 6.14. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law principles applied in such jurisdiction. The Company and the Trust hereby submit to the nonexclusive jurisdiction of the United States Bankruptcy Court for the Southern District of New York for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Trust irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          MANVILLE CORPORATION

                                          By /s/ RICHARD B. VON WALD____________
                                            Name: Richard B. Von Wald
                                            Title:Senior Vice President, General
                                                  Counsel & Secretary

                                          MANVILLE PERSONAL INJURY
                                            SETTLEMENT TRUST

                                          By /s/ ROBERT A. FALISE_______________
                                            Name: Robert A. Falise
                                            Title: Chairman and Managing Trustee

                                                                       EXHIBIT A
                                                               TO PROFIT SHARING
                                                              EXCHANGE AGREEMENT

                                    FORM OF
                            MANVILLE PERSONAL INJURY
                                SETTLEMENT TRUST

                          SECOND AMENDED AND RESTATED
                             SUPPLEMENTAL AGREEMENT

                                  DATED AS OF
                                            , 199

                               TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
                                               ARTICLE I

                                              DEFINITIONS

                                               ARTICLE II

                                                PAYMENTS
2.01. [Reserved]........................................................................................    1
2.02. [Reserved]........................................................................................    1
2.03. Certain Payment Obligations.......................................................................    1
2.04. Reimbursement Obligations.........................................................................    1
2.05. [Reserved]........................................................................................    2

                                              ARTICLE III

                                                 STOCK
3.01. [Reserved]........................................................................................    2
3.02. [Reserved]........................................................................................    2
3.03. Right of First Refusal............................................................................    2
3.04. Registration Rights...............................................................................    5

                                               ARTICLE IV

                                           GENERAL COVENANTS
4.01. Covenants of the Trust............................................................................    9
4.02. Covenants of the Company..........................................................................   10
4.03. Computation Dispute Resolution....................................................................   12

                                               ARTICLE V

                             REPRESENTATIONS AND WARRANTIES OF THE COMPANY
5.01. Organization, Etc.................................................................................   12
5.02. Authorization.....................................................................................   13

                                               ARTICLE VI

                                             MISCELLANEOUS
6.01. Termination.......................................................................................   13
6.02. Amendments; Waiver................................................................................   13
6.03. Severability......................................................................................   13
6.04. Notices...........................................................................................   13
6.05. Counterparts......................................................................................   14
6.06. Successors and Assigns............................................................................   14
6.07. Entire Agreement; No Waiver.......................................................................   14
6.08. Headings..........................................................................................   14
6.09. Governing Law.....................................................................................   14
6.10. Third Parties.....................................................................................   14
6.11. Survival of Representations, Warranties, Covenants and Agreements.................................   15
6.12. [Reserved]........................................................................................   15
6.13. Agreements of the Company and the Trust with Respect to Certain Liens.............................   15
6.14. Automatic Waivers under the PD Supplemental Agreement.............................................   15
6.15. Effective Date....................................................................................   15

                                     A-A-i

               SECOND AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT

    Agreement  dated as of               , 199  between Manville Personal Injury
Settlement Trust (the "Trust") and Manville Corporation (the "Company").

    WHEREAS, the Company and the Trust have heretofore entered into the Supplemental Agreement dated November 28, 1988, which was amended and restated as of November 15, 1990 and further amended on August 25, 1993 and September 22, 1994 (as so amended and restated, the "Supplemental Agreement");

    WHEREAS, the Company and the Trust are parties to a Profit Sharing Exchange Agreement, which, INTER ALIA, contemplates the execution of this Second Amended and Restated Supplemental Agreement; and

    WHEREAS, pursuant to Section 6.02 of the Supplemental Agreement the Company and the Trust are empowered to modify, supplement or amend the Supplemental Agreement (other than Section 6.13 thereof).

    NOW,  THEREFORE,  the  parties  hereto  agree  to  amend  and  restate   the
Supplemental Agreement in its entirety as follows:

                                   ARTICLE I
                                  DEFINITIONS

    Unless the context requires otherwise, all capitalized terms not otherwise defined herein have the meanings assigned to them in Exhibit A hereto. Terms defined in Exhibit A hereto are not intended to change any of the definitions used in the Plan. All references to the Supplement Agreement hereinafter made or made in any other document or instrument shall refer to the Supplemental Agreement as amended and restated hereby.

                                   ARTICLE II
                                    PAYMENTS

    2.01. [Reserved]

    2.02. [Reserved]

    2.03. CERTAIN PAYMENT OBLIGATIONS.

    (a) [Reserved]

    (b) The Company shall pay to the Trust for each Fiscal Year from and including the Fiscal Year in which this Agreement enters into effect so long as the Trust exists, on or before April 30 of the next Fiscal Year, an amount equal to the Insurance Indemnification Amount for such Fiscal Year, PROVIDED that the payment under this Section 2.03 with respect to any Fiscal Year shall not exceed an amount equal to 30% of Profits for such Fiscal Year.

    2.04. REIMBURSEMENT OBLIGATIONS. (a) The Trust shall indemnify the Company in respect of all costs, expenses, losses and damages (including, except as limited by Paragraph (c) below, fees and expenses of counsel and other litigation and settlement costs) when and as incurred by the Company in connection with any Trust Claim or Indemnification Liability asserted against the Company, provided that the Company shall use its best efforts to cause such Trust Claim or Indemnification Liability to be redirected against the Trust, as contemplated by and in accordance with the Plan and the Trust Agreement.

    (b) The Company shall indemnify the Trust in respect of all costs, expenses, losses and damages (including, except as limited by Paragraph (c) below, fees and expenses of counsel and other litigation and settlement costs) when and as incurred by the Trust in connection with any obligations or

                                     A-A-1
liabilities of the Debtors not assumed by the Trust pursuant to the Trust Agreement, any obligations or liabilities imposed upon the Company by the terms of the Plan, any income taxes imposed upon the Trust at any time, or any challenge to the Plan.

    (c) Each party indemnified under the provisions of this Section 2.04, upon receipt of written notice of any claim or the service of summons or other initial legal process upon it in any action instituted against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in this Section 2.04, shall promptly give written notice of such claim, or the commencement of such action, or threat thereof, to the party from whom indemnity shall be sought hereunder. Such indemnifying party shall be entitled at its own expense to participate in the defense of such claim or action, or, if it shall elect, to assume such defense, in which event (i) such defense shall be conducted by counsel chosen by such indemnifying party, which counsel shall be satisfactory to the indemnified party against whom such claim is asserted or who is the defendant in such action, and (ii) such indemnified party may retain additional counsel PROVIDED that such indemnified party shall bear the fees and expenses of any additional counsel retained by it. If the indemnifying party shall elect not to assume the defense of such claim or action, such indemnifying party will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by it, and shall be bound by the results obtained by the indemnified party; PROVIDED that no such claim or action shall be settled without the written consent of the indemnifying party.

    2.05. [Reserved]

                                  ARTICLE III
                                     STOCK

    3.01. [Reserved]

    3.02. [Reserved]

    3.03. RIGHT OF FIRST REFUSAL.

    (a) SALES OTHER THAN BY TENDER OFFER. Prior to any sale by the Trust (other than pursuant to a Tender Offer or pursuant to an underwritten public offering) of any shares of Manville Common Stock to a Person or "group" (as defined in Rule 13d-5(b) under the Exchange Act) which, to the knowledge of the Trust, owns, or will own as a result of such purchase, of record or beneficially, more than 15% of the shares of Manville Common Stock then outstanding, the Trust shall give the Company (or its designee(s)) the opportunity to purchase such shares in the following manner:

    (i) The Trust shall give written notice (the "Offering Notice") to the Company of such proposed sale, specifying the number of shares proposed to be sold, the price per share, the identity of the purchaser and the form of the transaction.

    (ii) The Company shall have the right, exercisable by written notice (the "Offering Exercise Notice") to the Trust given within 30 Business Days after the date the Offering Notice is given, to purchase (or to cause its designee(s) to purchase) all, but not less than all, of the shares specified in such Offering Notice for cash at the price set forth therein.

    (iii) The price per share to be paid by the Company (or its designee(s)) (the "Purchase Price") in a purchase pursuant to an Offering Exercise Notice shall be the third party buyer's price, or shall be determined in the manner the third party buyer's price was to be determined.

    (iv) Upon delivery of the Offering Exercise Notice (and notwithstanding any designation by the Company of a third person as purchaser), the Company shall be legally obligated to consummate the purchase contemplated there-by, and shall be liable in damages to the Trust if the purchase is not consummated for any reason other than the fault of the Trust. The closing of the purchase of the shares of Manville Common Stock pursuant to an Offering Exercise Notice shall take place on a date designated by the Company, which date shall not be later than seven Business Days after the date the

                                     A-A-2

Offering Exercise Notice is given. At such closing, an aggregate amount equal to the Purchase Price times the number of shares proposed to be sold shall be paid by the Company to the Trust and the certificate or certificates representing such shares, accompanied by stock powers duly executed in blank or duly executed instruments of transfer and any other documents that are necessary to transfer good and marketable title to such shares, shall be delivered by the Trust to the Company (or its designee(s)).

    (v) If the Company does not timely give the Offering Exercise Notice hereunder, the shares as to which the Offering Notice was given may be sold in the transaction described in such Offering Notice within 30 days after the expiration of the Company's right to give the Offering Exercise Notice.

    (b) TENDER OFFERS. The Trust may tender shares of Manville Common Stock into any Tender Offer PROVIDED that the Trust shall not tender shares of Manville Common Stock prior to the date by which the Company is required to take a position with respect to the Tender Offer pursuant to Rule 14e-2 under the Exchange Act (or any successor provision), and PROVIDED, FURTHER, that prior to any tender of shares by the Trust pursuant to any Tender Offer which the Company has opposed in a Schedule 14D-9 filed with the Commission and in which, to the knowledge of the Trust, the offeror, together with any "group" (as defined in Rule 13d-5(b) under the Exchange Act) of which such offeror is a member, owns, or would own if the offeror purchased the maximum number of shares sought pursuant to the Tender Offer, of record or beneficially, more than 15% of the shares of Manville Common Stock then outstanding, the Trust shall give the Company (or its designee(s)) the opportunity to purchase such shares in the following manner:

    (i) Prior to tendering any shares of Manville Common Stock pursuant to any such Tender Offer, the Trust shall give written notice (the "Tender Notice") to the Company of its intention to tender, specifying the number of shares proposed to be tendered (the "Tendered Shares"). A Tender Notice shall be deemed to relate to any Tender Offer outstanding at the time such Tender Notice is given, PROVIDED that a Tender Notice shall not be deemed to relate to a Tender Offer outstanding at the time the Tender Notice is given if (x) the Tender Notice was given less than five Business Days prior to the then scheduled expiration of such Tender Offer and (y) such scheduled expiration was not subsequently changed to a time more than five Business Days after the time when the Tender Notice was given. A Tender Notice shall also be deemed to relate to any Tender Offer not outstanding at the time such Tender Notice is given if such Tender Offer is outstanding at any time prior to the Cutoff Time (as hereinafter defined) of any other Tender Offer to which the Tender Notice relates. The "Cutoff Time" for any Tender Offer shall mean the earlier of (x) two Business Days prior to the earliest expiration of such Tender Offer (the term "expiration" as used herein shall not be deemed to include termination by the offeror prior to the scheduled expiration) and (y) two Business Days prior to the end of any proration period relating to such Tender Offer (provided that this Clause (y) shall only apply if the Tender Notice was given at least five Business Days prior to the end of such proration period). If, after giving a Tender Notice, the Trust determines not to tender into any Tender Offer to which the Tender Notice relates (which the Trust may do at any time prior to receipt of a Tender Exer-cise Notice, as hereinafter contemplated), the Trust shall promptly advise the Company thereof by giving written notice rescinding such Tender Notice.

    (ii) The Company shall have the right, exercisable by written notice to the Trust (the "Tender Exercise Notice") actually received by the Trust prior to the earliest Cutoff Time of any Tender Offer to which the Tender Notice relates (the "Tender Exercise Deadline"), to purchase (or to cause its designee(s) to purchase) all, but not less than all, of the Tendered Shares specified in such Tender Notice, for cash, at the Purchase Price (as hereinafter defined with respect to this Section 3.03(b)). No extension of the expiration date or proration period under any Tender Offer, which extension occurs subsequent to the Tender Exercise Deadline, shall be deemed to reinstate or extend beyond the Tender Exercise Deadline the Company's right to give a valid Tender Exercise Notice under this Section 3.03(b). The "Purchase Price" as used in this Section 3.03(b) shall mean the highest price per

                                     A-A-3
share of Manville Common Stock paid or payable (or if no price was paid or payable, the highest price per share offered) at any time by any offeror pursuant to any Tender Offer to which the Tender Notice relates.

    (iii) Upon delivery of the Tender Exercise Notice (and notwithstanding any designation by the Company of a third party as purchaser), the Company shall be legally obligated to consummate the purchase contemplated thereby and shall be liable in damages to the Trust if for any reason the purchase is not consummated. An aggregate amount equal to the Purchase Price times the number of Tendered Shares shall be paid by the Company to the Trust not more than ten Business Days after the earlier of the date on which (x) all Tender Offers to which the Tender Notice relates have expired or been terminated without any shares of Manville Common Stock being purchased thereunder and (y) shares of Manville Common Stock are first purchased by any offeror pursuant to a Tender Offer to which the Tender Notice relates. The certificate or certificates representing the Tendered Shares, accompanied by stock powers duly executed in blank or duly executed instruments of transfer and any other documents that are necessary to transfer good and marketable title to such Tendered Shares, shall promptly be delivered by the Trust to the Company (or its designee(s)) upon the Trust's receipt of such payment. If any Tender Offer to which the Tender Notice relates remains outstanding at the date such payment is to be made by the Company to the Trust, the amount of such payment shall be calculated as though each such outstanding Tender Offer would expire without any increase in the price being offered thereunder. If at any time shares of Manville Common Stock are purchased by any offeror pursuant to any Tender Offer to which the Tender Notice relates at a price per share which exceeds the per share amount previously paid by the Company to the Trust with respect to Tendered Shares, the Company shall pay to the Trust within three Business Days after such higher price is paid or becomes payable an amount in cash equal to the product of the number of Tendered Shares times such excess.

    (iv) If the Company does not give a Tender Exercise Notice prior to the Tender Exercise Deadline, the Tendered Shares may be sold to any offeror pursuant to any Tender Offer to which the Tender Notice relates, PROVIDED that if such Tendered Shares are not tendered pursuant to any such Tender Offer, the Company shall again have a right of first refusal under the terms of this
Section 3.03(b) with respect to any shares of Manville Common Stock subsequently proposed to be tendered by the Trust pursuant to any other Tender Offer.

    (c) PURCHASE PRICE. For purposes of this Section 3.03, if the consideration paid or offered by any third party consists of all cash, the price paid or offered for purposes of determining the Purchase Price shall be the amount of the cash paid or offered. If the consideration paid or offered by any third party consists in whole or in part of property (including debt instruments) other than cash, the price paid or offered for purposes of determining the Purchase Price shall be the amount of cash paid or offered, if any, plus the value of the property other than cash. If the Trust has a choice between cash and property other than cash, the price paid or offered for purposes of determining the Purchase Price shall be the higher of the cash or the value of such property. The value of any property other than cash will be determined as promptly as practicable by agreement between a nationally recognized investment banker selected by the Company and a nationally recognized investment banker selected by the Trust (or if such investment bankers have not agreed upon a value for such property within three Business Days after appointment, by a third nationally recognized investment banker selected by the investment bankers for the Trust and the Company, or if such investment bankers cannot agree on a third investment banker, by an investment banker selected by the President of the Securities Industry Association). If either the Trust or the Company fails to appoint an investment banker within two Business Days after the other's request, the investment banker appointed by the other shall make the determinations contemplated by this Section 3.03(c) in its sole professional judgment. The value of any securities shall be the fair market value of such securities determined on a fully distributed basis, and the value of any property other than cash that does not consist of securities shall be the fair market value of such property. In the event a determination of the value of property other than cash under this Section 3.03(c), is required, the payment provided for in
Section 3.03(a) or (b) shall initially

                                     A-A-4
be made with respect to any cash that had been offered to the Trust and any property to the extent to which its value has been agreed upon. Any additional payment due to the Trust on account of property other than cash for which a value determination is required hereunder shall be made immediately following, and in accordance with, such value determination.

    3.04. REGISTRATION RIGHTS.

    (a) SHELF REGISTRATION. Whenever, from time to time, the Trust shall so request in writing and to the extent permitted by law, the Company shall use its best efforts to register all shares of Manville Common Stock held by the Trust (or a portion of such shares, if so requested by the Trust) under Rule 415 under the Securities Act (or an equivalent or successor provi-sion) (a "Shelf Registration") and shall keep such registration in effect at all times that the Trust holds any shares of Manville Common Stock or until the Trust notifies the Company in writing that the registration no longer need remain effective. If either the Trust or the Company deems it necessary to obtain a determination from the appropriate regulatory authorities that a Shelf Registration is permitted by law, the Company shall use its best efforts, in cooperation with the Trust, to obtain such a determination.

    (b) REGISTRATION UPON REQUEST. If at any time a Shelf Registration is not in effect with respect to all shares of Manville Common Stock issued directly to the Trust by Manville and held at such time by the Trust, and the Trust shall request in writing that the Company effect the registration under the Securities Act of any shares of Manville Common Stock held by it (which request shall specify the aggregate number of shares intended to be offered and sold by the Trust, shall describe the nature or method of the proposed offer and sale thereof and shall contain an undertaking by the Trust to cooperate with the Company in order to permit the Company to comply with all applicable re-quirements of the Securities Act and the rules and regulations thereunder and to obtain acceleration of the effective date of the registration statement), the Company shall, as expeditiously as possible, use its best efforts to effect the registration of the shares which the Trust has requested it to register on an appropriate form under the Securities Act and to keep such registration in effect for a period of nine months or for such lesser period as shall be required to complete the distribution of all the shares covered thereby. The registration rights contemplated by this Section 3.04(b) may be exercised from time to time in the discretion of the Trust with respect to all or any part of the shares of Manville Common Stock that the Trust is permitted under this Agreement to sell at any such time, provided that the Company shall have no obligation to file a registration statement in any January or earlier than two months after the date on which any other registration statement filed pursuant to Sections 3.04(a) or (b) of this Agreement ceases to be in effect.

    (c) REGISTRATION PROCEDURES. At any time that the Company is obligated to use its best efforts to effect the registration under the Securities Act of any shares of Manville Common Stock held by the Trust pursuant to Sections 3.04(a) or (b), the Company shall, as expeditiously as possible:

    (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such shares and use its best efforts to cause such registration statement to become effective;

    (ii) before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the Trust and its counsel (and to any Person designated by the Trust or such counsel) copies of all documents proposed to be filed with the Commission, which documents will be subject to the review and comment of the Trust and such counsel, and, if requested by such counsel, to the insertion of material that, in the judgment of such counsel, should be included (subject, however, to the reasonable approval of counsel to the Company);

    (iii) take such action (including filing with the Commission amendments and supplements to the registration statement and the prospectus used in connection therewith) as may be necessary to keep such registration statement effective for the period of time required under Section 3.04(a) or (b);

    (iv) furnish to the Trust and each underwriter of the shares being sold such number of copies of (w) such registration statement (including all exhibits thereto), (x) each amendment and supplement

                                     A-A-5
thereto (in each case including all exhibits thereto), (y) the prospectus included in such registration statement (including each preliminary prospectus) and (z) such other documents, as the Trust and each such underwriter may reasonably request in order to facilitate the distribution of such shares;

    (v) promptly deliver to the Trust, each managing underwriter of the shares, and their respective counsel copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission with respect to any such registration statement;

    (vi) furnish, at the request of the Trust, on each date that such shares are delivered to underwriters for sale pursuant to such registration statement or, if such shares are not being sold through underwriters, on each date the registration statement with respect to such shares becomes effective (or, if the shares are registered pursuant to a Shelf Registration, on the date such Shelf Registration becomes effective and on each date a post-effective amendment of such Shelf Registration becomes effective) (x) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Trust, substantially to the effect that (A) the registration statement, related prospectus, and each amendment or supplement thereto (including documents incorporated by reference therein), complied, when declared effective with respect to registration statements and otherwise when filed, as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to the financial statements and other financial data contained therein), (B) such counsel believes that the registration statement (and any amendment thereto or document incorporated by reference therein), at the time such registration statement became effective (or in the case of an amendment or document incorporated by reference, at the time it was filed), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and that the prospectus as amended or supplemented, if applicable (including documents incorporated by reference therein), on the date of such opinion, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no belief as to the financial statements and other financial data contained in the registration statement or the prospectus), (C) all of the shares of Manville Common Stock then outstanding have been duly authorized, validly issued and are fully paid and nonassessable, and (D) such other legal matters with respect to the registration statement and the Company as the underwriters, if any, or the Trust may reasonably request and
(y) a letter, dated such date, from the Independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Trust, stating that they are "independent" certified public accountants within the meaning of the Securities Act and that the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto (including, in each case, documents incorporated by reference therein), comply as to form in all material respects with the applicable accounting requirements of the Securities Act; such letter from the accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration statement that is of the type ordinarily included in accountants' "comfort letters" to underwriters as the underwriters, if any, or the Trust may reasonably request;

    (vii) use its best efforts to register or qualify the shares covered by such registration statement under the securities or blue sky laws of such jurisdictions in the United States as the Trust shall reasonably request, considering the nature and size of the offering, and do any and all other acts and things which may be necessary or desirable to enable the Trust and any underwriter of such shares to consummate the public sale or other disposition in each such jurisdiction of such shares, provided that in connection therewith the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify to do business in any jurisdiction where it is not then qualified;

                                     A-A-6

    (viii) notify the Trust and any underwriter of such shares, at any time when a prospectus relating to such shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

    (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other customary actions as the Trust or the underwriters of such shares reasonably request in order to expedite or facilitate the disposition of the shares;

    (x) make available, upon reasonable notice and during business hours, for inspection by the Trust, any underwriter participating in any distribution pursuant to such registration statement and any attorney, accountant or other agent retained by the Trust or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company and its officers, directors and employees to supply all information reasonably requested by any such Inspector, in connection with such registration statement; provided that none of such Records shall be photocopied by the Inspectors and any such inspection shall be conducted in a manner that does not unreasonably interfere with the normal business operations of the Company. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to the Inspectors and only may be reviewed by counsel for the Trust and for any underwriter;

    (xi) notify the Trust of any stop order issued or, to the knowledge of the Company, threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

    (xii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

    (xiii) if the Trust has requested registration of shares pursuant to Section 3.04(b), notify the PD Trust that the Trust has requested a registration of shares of Manville Common Stock pursuant to this Agreement and give the PD Trust an opportunity to participate in such registration.

    The Company may request that the Trust furnish to the Company information regarding the Trust and the disposition of the Trust's shares, and the Trust agrees to furnish such information to the Company and any other information as the Company may reasonably request.

    The Trust agrees that, upon receipt of any notice from the Company of any event of the kind described in Paragraph (viii) of this Section 3.04(c), the Trust will forthwith discontinue distribution of shares of Manville Common Stock pursuant to the registration statement covering such shares until the Trust's receipt of the copies of the supplemented or amended prospectus contemplated by such Paragraph. If the Company shall give any such notice, the period stated in
Section 3.04(b) during which the Company must keep a registration statement in effect, if applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Paragraph
(viii) of this Section 3.04(c) to and including the date when the Trust shall have received the copies of the supplemented or amended prospectus contemplated by Paragraph (viii) of this Section 3.04(c).

    If any such registration statement refers to the Trust by name or otherwise as the holder of any shares of Manville Common Stock, then the Trust shall have the right to require the insertion therein of language, in form and substance satisfactory to the Trust and the Company, to the effect that the

                                     A-A-7
holding by the Trust of such shares is not to be construed as a recommendation by the Trust or any of the Trustees of the investment quality of the shares covered thereby and that such holding does not imply that the Trust will assist in meeting any future financial requirements of the Company.

    (d) REGISTRATION EXPENSES. The Company agrees to pay all costs and expenses in connection with any registration pursuant to this Section 3.04 (whether or not any such registration shall become effective), including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the shares), printing and duplicating expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained for the Company in connection with such registration and fees and expenses of other Persons retained by the Company; provided that costs and expenses to be paid by the Company shall not include fees and expenses of counsel retained by the Trust and other out-of-pocket expenses of the Trust (and any persons retained by the Trust to act as Inspectors) incurred in connection with any registration and any underwriting discounts or commissions attributable to the sale of the Trust's shares of Manville Common Stock.

    (e) INDEMNIFICATION.

    (i) In each case of a registration of shares of Manville Common Stock under the Securities Act pursuant to this Section 3.04, the Company will indemnify and hold harmless the Trust, each Trustee, each officer of the Trust, each underwriter for the Trust (as defined in the Securities Act) and each other Person, if any, who controls the Trust or any such underwriter within the meaning of the Securities Act or the Exchange Act from and against any and all losses, claims, damages and liabilities (including the fees and expenses of counsel in connection with any governmental or regulatory investigation or proceeding), caused by an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of Manville Common Stock were registered under the Securities Act and/or under the securities or blue sky laws of any jurisdictions in the United States, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, documents incorporated by reference therein), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the Company shall not be liable to indemnify a party seeking indemnification insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the party seeking indemnification and furnished to the Company in writing by such party expressly for use therein; provided that the foregoing indemnification with respect to a preliminary prospectus as then amended or supplemented shall not inure to the benefit of any under-writer (or to the benefit of any Person controlling such underwriter) from whom the Person asserting any such losses, claims, damages or liabilities purchased shares of Manville Common Stock if a copy of the final prospectus as then amended or supplemented had not been sent or given to such Person at or prior to written confirmation of the sale of such shares to such Person and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus as then amended or supplemented.

    (ii) In each case of a registration of shares of Manville Common Stock under the Securities Act pursuant to this Section 3.04, the Trust will indemnify and hold harmless the Company, its directors, its officers who sign the registration statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Trust, but only with reference to information relating to the Trust and furnished to the Company in writing by the Trust expressly for use in the registration

                                     A-A-8
statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto. The Trust will use best efforts to cause any underwriters of shares of Manville Common Stock to be sold by the Trust to indemnify the Company on the same terms as the Trust agrees to indemnify the Company, but only with reference to information relating to such underwriters.

    (iii) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 3.04, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party has agreed to the retention of such counsel at its expense or (y) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm qualified in such jurisdiction to act as counsel for all such Indemnified Parties, except that, if the Company is the Indemnifying Party, it shall be responsible for up to two such firms, one for the Trust (and all of its affiliated Indemnified Parties) and one for all of the underwriters as a group (and all of their affiliated Indemnified Parties). Such firm shall be approved as satisfactory in writing by the Trust in the case of parties indemnified pursuant to Paragraph (i) of
Section 3.04(e) and by the Company in the case of parties indemnified pursuant to Paragraph (ii) of Section 3.04(e). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final, nonappealable judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

    (iv)  The indemnification of any underwriter  pursuant to Paragraphs (i) and
(ii) of Section 3.04(e) shall be on such other terms and conditions as are at the time customary and reasonably required by underwriters in public offerings, including providing for contribution in the event indemnification provided in this Section 3.04 is unavailable or insufficient.

                                   ARTICLE IV
                               GENERAL COVENANTS

    4.01. COVENANTS OF THE TRUST.

    (a) [Reserved]

    (b) The Trust shall provide to the Company, as and when available, the reports prepared pursuant to Section 3.02(d) of the Trust Agreement and the budgets and projections prepared pursuant to Section 3.02(e) of the Trust Agreement.

    (c) The Trust shall provide all information to, and otherwise fully cooperate with, the Company, to the extent necessary to permit the Company to timely file such income tax and other returns or statements as required to comply with applicable provisions of the Internal Revenue Code and of any state law and the regulations promulgated thereunder and shall provide to the Company all other information reasonably requested by the Company to enable it to prepare and file any reports or other documents required by any governmental agency.

                                     A-A-9

    (d) The Company has the right to inspect the accounts of the Trust and to discuss the affairs, finances and accounts of the Trust with, and to be advised as to the same by, the Trustees and the officers of the Trust, all at such reasonable times and intervals as the Company may desire and at the expense of the Company.

    4.02. COVENANTS OF THE COMPANY.

    (a) [Reserved]

    (b) [Reserved]

    (c) MAINTENANCE OF CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and its Subsidiaries; PROVIDED that the Company shall not be required to preserve any right or franchise if its board of directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and that the loss thereof is not disadvantageous in any material respect to the Trust.

    (d) [Reserved]

    (e) TO KEEP BOOKS; REPORTS TO THE TRUST. The Company and its Subsidiaries at all times will keep on a consolidated basis true and complete books of record and account, in accordance with generally accepted accounting principles, and will furnish to the Trust:

    (i) [Reserved]

    (ii) [Reserved]

    (iii) [Reserved]

    (iv) [Reserved]

    (v) within 100 days after the end of each Fiscal Year and within 55 days after the end of the first, second and third quarterly periods of each Fiscal Year, a certificate of any two responsible officers (for purposes of this Agreement, a "responsible officer" shall mean any of the chief executive officer, the chief financial officer, the general counsel, the Treasurer, the Controller and the Vice-President Corporate Finance of the Company who is knowledgeable as to the matters subject to certification) and (x) stating, to the best of such officers' knowledge after reasonable inquiry, that the Company has observed or performed all its covenants and other agreements under Sections 2.03, 2.04 and 4.02, and that the representations and warranties contained in
Article V are true in all material respects, or if in their opinion the Company has failed in any such respect and the Company has not previously disclosed such failure in writing to the Trust, specifying the nature and status of all such failures and (y) stating that, to the best of such officers' knowledge after reasonable inquiry, no Default or Event of Default exists under the Second Bond or the Other Agreements or if in their opinion a Default or Event of Default exists, specifying the nature and status thereof; and

    (vi) [Reserved]

    (vii) promptly, such other information as the Trust may, from time to time, reasonably request.

    (f) INSPECTION. The Trust has the right, except as to trade secrets and similar confidential information, to visit and inspect any of the properties of the Company and its Subsidiaries and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Trust may desire, and the Company will use its best efforts to make such right available to the Trust with respect to any Affiliate of the Company. All out-of-pocket expenses of the Trust incurred in connection with the foregoing shall be borne by the Trust.

    (g) [Reserved]

    (h) [Reserved]

                                     A-A-10

    (i) [Reserved]

    (j) TRUST DIRECTORS. Management's nominees for any election of the directors of the Company will include two nominees approved by the Trust and the Company shall use its best efforts, consistent with its efforts on behalf of its other nominees, to have such nominees elected.

    (k) [Reserved]

    (l) [Reserved]

    (m) [Reserved]

    (n) CONFIDENTIALITY. The Company shall retain in strict confidence all information supplied to it by the Trust pursuant to Section 4.01, except to the extent that (i) the Company is compelled to disclose such information as a result of court order, subpoena or similar legal duress or, in the opinion of counsel to the Company, is otherwise required to disclose such information to any governmental department, agency, authority, commission or other body, it being understood that the Company shall consult with the Trust upon receiving such an order or subpoena or in connection with obtaining such an opinion as part of its good faith determination as to whether disclosure is required, (ii) any such information is or becomes generally available to the public other than as a result of a disclosure by the Company or its Subsidiaries or any of their employees, representatives or agents or (iii) any such information is obtained or developed by the employees, representatives or agents of the Company or any of its Subsidiaries independently of, and without reference to or use of, information supplied by the Trust pursuant to Section 4.01.

    (o) [Reserved]

    (p) [Reserved]

    (q) AMENDMENT OF CLASS 6 INDENTURE. The Company shall not enter into any amendments to the Class 6 Indenture or the Class 6 Interest Indenture or any supplemental Class 6 Indentures or Class 6 Interest Indentures if such amendment or supplemental indenture would impair any of the rights of the Trust under this Agreement, the Second Bond or the Other Agreements.

    (r) CERTAIN TRANSACTIONS RESTRICTED. So long as the Trust shall own more than 20% of the then issued and outstanding shares of Manville Common Stock, the Company shall not, without the prior written consent of the Trust:

    (i) enter into any joint venture or similar arrangement,

    (ii) sell, issue or otherwise dispose of less than all of the stock or of any other securities of any Subsidiary, or

    (iii) amend the articles of incorporation or by-laws of any Subsidiary,

    if any such action, arrangement or any document relating to any of the above, contains provisions which would (A) impair or otherwise limit the right of the Trust or any transferee of the Trust to vote its shares of Manville Common Stock or (B) impose any penalty on the Company or, as a stockholder of the Company, on the Trust or any transferee of the Trust, upon a change in control of the Company.

    (s) LIMITATION ON LIENS. Until the date on which the Second Bond is paid, prepaid or repurchased in full, at which time the provisions of this Section 4.02(s) shall automatically cease to have any force or effect, the Company shall not secure, and shall not permit any of its Subsidiaries to secure, the Class 6 Interest Debentures by any mortgage, pledge, charge, lien, security interest or other encumbrance upon any of the present or future revenues or assets of the Company or its Subsidiaries without at the same time equally and ratably securing the Second Bond so as to rank PARI PASSU with the Class 6 Interest Debentures.

    (t) ADJUSTED CONSOLIDATED TANGIBLE NET WORTH. Until the date on which the Second Bond is paid, prepaid or repurchased in full, the Company's Adjusted Consolidated Tangible Net Worth (as defined

                                     A-A-11
below) at the end of each quarterly fiscal period of each Fiscal Year shall not be less than $150,000,000. "Adjusted Consolidated Tangible Net Worth" of the Company, at the end of a quarterly fiscal period of a Fiscal Year, means total stockholders' equity of the Company and its consolidated Subsidiaries as of such date determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts (net of applicable deferred taxes relating to such amounts) attributable to unamortized deferred charges, unamortized debt discount and expense, goodwill, patents, trademarks, service marks, trade names, copyrights, franchises, licenses and similar rights, organization, reorganization or developmental expenses, increases in the book value of any assets of the Company and its consolidated Subsidiaries as a result of any revaluation of such assets (other than any such increases resulting from regular periodic revaluations required under generally accepted accounting principles) and other intangible items; it being understood that (x) deferred net tax assets to the extent determined in accordance with generally accepted accounting principles and included in the Company's consolidated financial statements for such quarterly fiscal period, shall not be deducted in determining Adjusted Consolidated Tangible Net Worth and (y) assets relating to the Company's pension plans shall be deducted, net of applicable deferred taxes relating to such assets, in determining Adjusted Consolidated Tangible Net Worth.

    4.03. COMPUTATION DISPUTE RESOLUTION. The Company's computations of Adjusted Consolidated Tangible Net Worth made pursuant to Section 4.02(t) shall be deemed to be accepted by the Trust and shall be conclusive for the purposes of this Agreement and the Second Bond unless the Trust, within 20 Business Days after the date on which the computation in question was delivered to the Trust and the work sheets and other documents prepared in connection therewith made available for inspection by or delivered to the Trust, shall have delivered a written notice to the Company stating each and every item to which it takes exception as not being computed in accordance herewith or as having computation errors, specifying in detail the nature and extent of any such exception. In the event that the Trust gives written notice within such period of any such exception to a computation made pursuant to Section 4.02(t), then the Company and the Trust, or the Company's accountants and the Trust's accountants, respectively, shall attempt to resolve all differences on a mutually acceptable basis. To the extent that such differences are not so resolved within ten Business Days after the delivery of the written exceptions to the disputed computation, the questions giving rise to such differences shall be submitted as soon as practicable (and, in any event, not later than 20 Business Days thereafter) to any nationally recognized firm of Independent certified public accountants acceptable to both the Company and the Trust (the "Accountants") for final determination. The Company and the Trust each shall pay one-half of any fees charged by the
Accountants in connection with any such determination. Any agreement by the Company and the Trust or by the Company's accountants and the Trust's accountants, or any determination by the Accountants as to the proper resolution of any item shall be conclusive and binding upon the Company and the Trust for the purposes hereof; and the computation of Adjusted Consolidated Tangible Net Worth referred to in Section 4.02(t) as so reconciled shall be deemed to be the computation made pursuant to Section 4.02(t) for all purposes of this Agreement, the Second Bond, the Plan and any Schedule, Annex or Exhibit to any of the foregoing. Payments due under this Agreement, the Second Bond and the Other Agreements shall be made on the dates required herein and therein to the extent mandated by those portions of the computations which are undisputed on such payment dates. Additional payments which are mandated by the binding computations reached after dispute resolution pursuant to this Section 4.03 shall be made promptly following such dispute resolution, with interest on such additional payments from the required payment date to the actual payment date at a rate of 10% per annum.

                                   ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    5.01. ORGANIZATION, ETC. The Company represents and warrants that it and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; and
(b)  has  all  requisite  corporate  power  and  authority,  licenses,   permits

                                     A-A-12
and franchises to own or lease and operate its properties and carry on its business as presently being conducted. The Company further represents and warrants that it has all requisite corporate power and authority to execute and deliver, and perform its obligations under, this Agreement.

    5.02. AUTHORIZATION. The Company represents and warrants that (a) it has taken all necessary corporate action to authorize the execution and delivery of, and performance of its obligations under, this Agreement and (b) this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company in accordance with its terms.

                                   ARTICLE VI
                                 MISCELLANEOUS

    6.01. TERMINATION. This Agreement shall terminate and the provisions hereof be of no further force and effect as of the Termination Date; PROVIDED that this Agreement may be terminated at any time, and the provisions hereof be thereupon of no further force and effect, if the Company and the Trust so agree in writing.

    6.02. AMENDMENTS; WAIVER. This Agreement, other than Section 6.13, may be modified, supplemented or amended, or the provisions hereof waived, at any time and from time to time in writing signed by each party hereto. If either party hereto shall request an amendment of the definition of "Fiscal Year" as it applies to such party, the other party hereto shall agree thereto, PROVIDED that if the definition of "Fiscal Year" is so amended, corresponding amendments shall be made to this Agreement, the Second Bond and any other agreements between the Trust and the Company so that payments from the Company to the Trust hereunder and under the Second Bond and such other agreements (as so amended) shall be substantially the same as those provided for in this Agreement, the Second Bond and such other agreements as originally executed and delivered.

    6.03. SEVERABILITY. Should any provision in this Agreement be determined to be invalid or unenforceable in any jurisdiction, such determination shall in no way limit or affect the validity or enforceability and operative effect of any other provisions of this Agreement or affect the validity or enforceability of any of the provisions of this Agreement in any other jurisdiction.

    6.04. NOTICES. Any notices or other communications required or permitted in connection with this Agreement shall be in writing and delivered at the addresses designated below, or sent by telex or telecopy pursuant to the instructions listed below, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or to such other address or addresses as may hereafter be furnished by one party to the other in compliance with the terms hereof.

To the Trust:                                  with a copy to:
  Manville Personal Injury Settlement Trust    Donovan Leisure Newton & Irvine
  8260 Willow Oaks Corporate Drive             30 Rockefeller Plaza
  Suite 600                                    New York, New York 10112
  P.O. Box 10415                               Fax: (212) 632-3315
  Fairfax, VA 22031                            Attention: ANDREW J. TRUBIN
  Fax: (703) 205-6249
  Attention: DAVID T. AUSTERN

                                     A-A-13

To the Company:                                with a copy to:
  Manville Corporation                         Davis Polk & Wardwell
  717 17th Street                              450 Lexington Avenue
  Denver, Colorado 80202                       New York, New York 10017
  Fax: (303) 978-4842                          Fax: (212) 450-4800
  Attention: RICHARD B. VON WALD               Attention: STEPHEN H. CASE
and                                            and
  Kaye, Scholer, Fierman, Hays & Handler       Skadden, Arps, Slate, Meagher & Flom
  425 Park Avenue                              919 Third Avenue
  New York, New York 10022                     New York, New York 10022
  Fax: (212) 836-8689                          Fax: (212) 735-2001
  Attention: HERBERT S. EDELMAN                Attention: FRANKLIN M. GITTES
and
  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004
  Fax: (212) 558-3588
  Attention: WILLIAM E. WILLIS
in each case, with a copy to:
  Fried, Frank, Harris, Shriver & Jacobson
  1 New York Plaza
  New York, New York 10004
  Fax: (212) 747-1526
  Attention: LEON SILVERMAN

    All such notices and communications shall be effective when delivered at the designated addresses or when the telex or telecopy communication is received at the designated addresses and confirmed by the recipient by return telex or telecopy in conformity with the provisions hereof.

    6.05. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

    6.06. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Trust nor the Company may assign or otherwise transfer any of its rights or obligations under this Agreement except, in the case of the Trust, as contemplated by Section 6.02 of the Trust Agreement.

    6.07. ENTIRE AGREEMENT; NO WAIVER. The entire agreement of the parties relating to the subject matter of this Agreement, the Second Bond, and the Other Agreements is contained herein and therein, and this Agreement, the Second Bond, and the Other Agreements supersede any other prior oral or written agreements concerning the subject matter hereof and thereof. No failure or delay to exercise any right, power or privilege hereunder or thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies herein and therein provided are cumulative and not exclusive of rights under law or in equity.

    6.08. HEADINGS. The headings used in this Agreement are inserted for convenience only and neither constitute a portion of this Agreement nor in any manner affect the construction of the provisions of this Agreement.

    6.09. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

    6.10. THIRD PARTIES. This Agreement constitutes an agreement solely between the parties hereto, and, except as provided in Section 3.04(e) and Section 6.13. is not intended to and shall not confer any

                                     A-A-14
rights, remedies, obligations or liabilities, legal or equitable, on any person other than the parties hereto and their respective successors or assigns, or otherwise constitute any Person a third party beneficiary under or by reason of this Agreement.

    6.11. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. All representations, warranties, covenants and agreements made in this Agreement or in certificates delivered pursuant hereto shall be deemed to have been relied upon by the party to whom made, notwithstanding any investigations heretofore or hereafter made by such party or on such party's behalf. Unless clearly worded otherwise, all such representations, warranties, covenants and agreements shall continue in full force and effect so long as this Agreement is in effect.

    6.12. [Reserved]

    6.13. AGREEMENTS OF THE COMPANY AND THE TRUST WITH RESPECT TO CERTAIN LIENS. For the express benefit of the holders of the Class 6 Notes, the indenture trustee for the Class 6 Notes, the Class 6 Interest Debentures, the indenture trustee for the Class 6 Interest Debentures and the Designated Debt, the Company agrees that it will not grant, and the Trust agrees that it will not accept, receive or hold any mortgage, pledge, charge, lien, security interest or other encumbrance securing the Designated Debt to be received by the Trust under the Plan if any instrument governing or relating to any of the Designated Debt, the Class 6 Notes or the Class 6 Interest Debentures (i) prohibits the granting of the same to secure such Designated Debt or (ii)(A) requires the same to equally and ratably secure any of the Designated Debt, the Class 6 Notes or the Class 6 Interest Debentures and (B) such requirements for equal and ratable securing are not complied with. The Company and the Trust hereby acknowledge that the indenture trustee for the Class 6 Notes, the indenture trustee for the Class 6 Interest Debentures, any holder of any Class 6 Notes, Class 6 Interest Debenture or any Designated Debt shall have standing and power to enforce this Section 6.13.

    6.14. AUTOMATIC WAIVERS UNDER THE PD SUPPLEMENTAL AGREEMENT. To the extent the Trust has the exclusive right under Section 6.02 of the PD Supplemental Agreement to waive compliance by the Company and its Subsidiaries with any of the covenants set forth in Article IV of the PD Supplemental Agreement, the Trust hereby irrevocably waives such compliance to the extent the Company's covenants thereunder are different than the Company's covenants under Article IV hereof.

    6.15. EFFECTIVE DATE. The amendment and restatement of the Supplemental Agreement pursuant to this Agreement shall be effective as of the date first above written, and from and after said date the Supplemental Agreement shall continue in full force and effect as amended and restated hereby.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                          MANVILLE CORPORATION

                                          By: __________________________________
                                             Name:
                                             Title:

                                          MANVILLE PERSONAL INJURY
                                                   SETTLEMENT TRUST

                                          By: __________________________________
                                             Name:
                                             Title:

                                     A-A-15

                                                                        GLOSSARY

                                  EXHIBIT A TO
                          SECOND AMENDED AND RESTATED
                             SUPPLEMENTAL AGREEMENT
                           GLOSSARY OF DEFINED TERMS1

    ADJUSTED CONSOLIDATED NET EARNINGS for any Fiscal Year means Consolidated Net Earnings of the Company computed without giving effect to any accretion of, or dividend payment on, the Series B Preference Stock and before giving effect to any payments made pursuant to Section 2.03 of the Supplemental Agreement, in each case whether or not in accordance with generally accepted accounting principles.

    AFFILIATE of a Person means (i) a Subsidiary of such Person, (ii) a Person which owns, either alone or with or through one or more Affiliates, directly or indirectly, securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such Person and (iii) a Subsidiary of any Affiliate of such Person; PROVIDED that neither the Trust nor the PD Trust shall be deemed an Affiliate of any of the Debtors.

    AGGREGATE VALUE OF THE PD TRUST ESTATE as of any date, shall be equal to the sum, on such date, of (i) all cash then held in the PD Trust Estate, (ii) all Cash Settlement Proceeds payable to the PD Trust with respect to all Settlement Agreements then in effect, (iii) the amount specified in clause (iv)(y) of the definition of Aggregate Value of the Trust Estate, (iv) the excess of (x) the aggregate value of the PD Insurance Coverage equal to the maximum amount of Non-Cash Settlement Proceeds available with respect thereto (less any portion thereof already utilized) to pay Property Claims and PD Trust Expenses as determined by a Settlement Agreement or by Final Order, or, if there is no Settlement Agreement or Final Order with respect to such PD Insurance Coverage, to the amount of Non-Cash Settlement Proceeds estimated by agreement of the PD Trustees and the Chief Financial Officer of the Company to be collectible from the insurer with respect to such PD Insurance Coverage to pay Property Claims under such Policy in respect of Property Claims and PD Trust Expenses, over (y) any amount, which would be payable to the Trust pursuant to Section 2.06(e) of the PD Supplemental Agreement with respect to such PD Insurance Coverage, as so valued, (v) the aggregate Market Value of any securities then held by the PD Trust and (vi) the fair market value, as determined by the PD Trustees on any reasonable basis, of all other assets then held by the PD Trust (which assets shall not be deemed to include the Second Bond or amounts payable under the PD Supplemental Agreement). In valuing Cash Settlement Proceeds and Non-Cash Settlement Proceeds under Clauses (ii) and (iv) above, no value shall be assigned to any amount that is or may be payable by an insurance company whose rating at the time of valuation by Best's Insurance Reports is lower than "A" for any reason, unless such payment is secured by an irrevocable letter of credit or comparable security arrangement acceptable to the PD Trust.

    AGGREGATE VALUE OF THE TRUST ESTATE as of any date shall be equal to the sum, on such date, of (i) all cash then held in the Trust Estate, (ii) all Cash Settlement Proceeds payable to the Trust with respect to all Settlement Agreements then in effect, (iii) the amount specified in clause (iv)(y) of the definition of Aggregate Value of the PD Trust Estate, (iv) the excess of (x) the aggregate value of Insurance Coverage equal to the maximum amount of Non-Cash Settlement Proceeds available with respect thereto (less any portion thereof already utilized) to pay Trust Claims and Trust Expenses, as determined by a Settlement Agreement or by Final Order, or if there is no Settlement Agreement or

------------------------
1 Unless the context requires otherwise, all capitalized terms used within these definitions have the meanings assigned to them elsewhere in this Glossary.

                                    A-A-A-1

Final Order with respect to such Insurance Coverage, to the amount of Non-Cash Settlement Proceeds estimated by agreement of the Trustees and the Chief Financial Officer of the Company to be collectible from the insurer with respect to such Insurance Coverage to pay Trust Claims and Trust Expenses, over (y) any amount which would be payable to the PD Trust pursuant to Section 2.06(d) of the PD Supplemental Agreement with respect to such Insurance Coverage, as so valued,
(v) the aggregate Market Value of any securities then held by the Trust and (vi) the fair market value, as determined by the Trustees on any reasonable basis, of all other assets then held by the Trust (which assets shall not be deemed to include the Second Bond or amounts payable under the Supplemental Agreement). In valuing Cash Settlement Proceeds and Non-Cash Settlement Proceeds under Clauses
(ii) and (iv) above, no value shall be assigned to any amount that is or may be payable by an insurance company whose rating at time of valuation by Best's Insurance Reports is lower than "A" for any reason, unless such payment is secured by an irrevocable letter of credit or comparable security arrangement acceptable to the Trust. The Aggregate Value of the Trust Estate shall include the value of any assets held in escrow pursuant to Section 3.05 of the PD Supplemental Agreement.

    AH CLAIMS means (a) all Claims (under any theory of law, equity or admiralty) for death, personal injuries or personal damages (whether physical, emotional or otherwise) to the extent caused or allegedly caused, directly or indirectly, by exposure to asbestos (alone or as contained in asbestos-containing products) and arising or allegedly arising, directly or indirectly, from acts or omissions prior to the Confirmation Date of one or more of the Debtors or the Canadian Companies including, without limitation, all Claims for compensatory damages (such as loss of consortium, wrongful death, survivorship, proximate, consequential, general and special damages) and punitive damages and
(b) all warranty, guarantee, indemnification or contribution liabilities or obligations of any of the Debtors or Canadian Companies to any other Person to the extent that such warranties, guarantees, indemnifications or contribution responsibilities cover claims against such other Person that would, if such claims had been made directly against any of the Debtors or Canadian Companies, constitute AH Claims under Clause (a) above.

    With respect to Claims for compensatory damages only, the substantive law applicable to the settlement or trial of AH Claims against the Claims Resolution Facility shall be the law which would have been applicable but for the pendency of the Cases. In determining the applicable law, it will be assumed that the action against the Claims Resolution Facility was (1) filed or commenced (if not actually filed or commenced against any of the Debtors) at the same time as an action by the Beneficiary asserting a claim that would have been an AH Claim if asserted against any of the Debtors was filed against any other Person and (2) tried or settled at the same time as the Beneficiary's action was tried or settled (if actually tried or settled) with substantially all defendants thereto, so that the law applicable will be the same as the law applicable to the action against such other defendants. If the claim is against any of the Debtors (or the Claims Resolution Facility) alone, it will be assumed that the action against the Claims Resolution Facility was filed or commenced (if not actually filed or commenced against any of the Debtors) at the earliest time when the cause of action accrued and would have been reached for trial when a similar action in the same venue on the same calendar would have been reached for trial. All claims actually filed or commenced against any of the Debtors shall be deemed to have been filed or commenced on such actual date of filing or commencement. Notwithstanding and supplementing the foregoing, the Beneficiary shall have the benefit of any revival statute enacted in any jurisdiction where venue is proper which has the effect of removing or tolling the bar or extending the period of the statute of limitations, irrespective of whether the statute is deemed substantive or procedural.

    ALLOWED means:

    6.1. With respect to a Claim or that portion of a Claim that is liquidated as to amount on the Consummation Date, a Claim or such a portion of a Claim (1) that has been timely filed with the Clerk of the Court or such other party as the Court may direct (or may have directed) and which has not been objected to or which is listed by the Debtors as not contingent, unliquidated or disputed in the Schedules, in each case within such time as may be prescribed by the Bankruptcy Rules promulgated

                                    A-A-A-2
by the Supreme Court of the United States which became effective on August 1, 1983, as heretofore or hereafter amended, or by a Final Order of the Court or
(2) that has been allowed by a Final Order of the Court;

    6.2. With respect to a Claim or that portion of a Claim (other than a Claim for contribution or indemnity which constitutes an AH Claim or Property Claim) that is disputed, unliquidated as to amount or contingent on the Consummation Date, a Claim or such portion of a Claim (1) that has been timely filed with the Clerk of the Court or such other party as the Court may direct (or may have directed) pursuant to a Final Order of the Court and (2)(a) has been liquidated and fixed as to amount in accordance with the terms of the Trust Agreement or the PD Trust Agreement, as the case may be, or (b) with respect to Claims or portions of Claims other than AH Claims and Property Claims, has been allowed by a Final Order of the Court; or

    6.3. With respect to a Claim for contribution or indemnity which constitutes an AH Claim or Property Claim and that is disputed, unliquidated as to amount or contingent on the Consummation Date, a Claim which has been allowed and the amount of which has been determined (1) if a Contribution Claim or an Indemnity Claim, in accordance with the Co-Defendants Procedures, (2) if a Property Claim, in accordance with the terms of the PD Trust Agreement and (3) otherwise, by a Final Order of the Court or by a binding settlement agreement.

    AMENDED AND RESTATED PD SUPPLEMENTAL AGREEMENT means the agreement dated as of November 15, 1990, among the Company, the Trust and the PD Trust, as the same may be amended from time to time in accordance with Section 6.02 thereof.

    ANNUAL BOND CONTINGENT AMOUNT with respect to any Fiscal Year commencing with Fiscal Year 2000 means (a) the aggregate dollar amount of Trust Claims which became Liquidated during such Fiscal Year (whether or not actually paid during such Fiscal Year) and all Trust Expenses other than Insurance Indemnification Expenses paid by the Trust during such Fiscal Year plus (b) the Bond Carryforward, if any, from the Prior Fiscal Year.

    ANNUAL CONTINGENT AMOUNT means, for each Fiscal Year commencing with Fiscal Year 1991 (i) the aggregate amount of Trust Claims which became Liquidated during such Fiscal Year (whether or not actually paid during such Fiscal Year) and all Trust Expenses, other than Insurance Indemnification Expenses, paid by the Trust during such Fiscal Year plus (ii) the Carryforward, if any, from the prior Fiscal Year minus (iii) (x) the amount, if any, required to be paid in such Fiscal Year under the Second Bond and (y) with respect to Fiscal Year 1991 through Fiscal Year 2014 the Aggregate Value of the Trust Estate as of the end of such Fiscal Year, divided by the number of Fiscal Years, if any, remaining from the beginning of such Fiscal Year until the end of Fiscal Year 2014 (e.g., 24 with respect to Fiscal Year 1991; one with respect to the Fiscal Year 2014).

    ANNUAL PD BOND CONTINGENT AMOUNT with respect to any Fiscal Year commencing with the later of 2000 or the Fiscal Year immediately prior to the First PD Fiscal Year means (a) the aggregate dollar amount of Property Claims which became Liquidated during such Fiscal Year (whether or not actually paid during such Fiscal Year) and all PD Trust Expenses paid by the PD Trust during such Fiscal Year plus (b) the PD Bond Carryforward, if any, from the prior Fiscal Year.

    ANNUAL PD CONTINGENT AMOUNT means, for each Fiscal Year commencing with Fiscal Year 1991, (i) the aggregate amount of Property Claims which became Liquidated during such Fiscal Year (whether or not actually paid during such Fiscal Year) and all PD Trust Expenses paid by the PD Trust during such Fiscal Year (less the amount of any payments to the PD Trust pursuant to Section 2.07 of the PD Supplemental Agreement) plus (ii) the PD Carryforward, if any, from the prior Fiscal Year minus (iii) (x) the amount, if any, required to be paid to the PD Trust in such Fiscal Year under the Second Bond and (y) with respect to Fiscal Year 1991 through Fiscal Year 2014, the Aggregate Value of the PD Trust Estate as of the end of such Fiscal Year, divided by the number of Fiscal Years, if any, remaining from the beginning of such Fiscal Year until the end of Fiscal Year 2014 (e.g., 24 with respect to Fiscal Year 1991; one with respect to the Fiscal Year 2014).

                                    A-A-A-3

    ASBESTOS COMMITTEE means the "Official Committee of Asbestos-Health Related Litigants and/or Creditors" appointed in the Cases by the Acting United States Trustee for the Southern District of New York pursuant to an Order of the Court dated October 8, 1982, as amended.

    BASIC PD TRUST FUND has the meaning assigned to it in Section 4.01 of the PD Trust Agreement.

    BASIC TRUST FUND has the meaning assigned to it in Section 4.01 of the Trust Agreement.

    BENEFICIARY means any Person holding a Trust Claim.

    BOND CARRYFORWARD from any Fiscal Year commencing with Fiscal Year 2000 means the excess, if any, of the Annual Bond Contingent Amount for such Fiscal Year (including the component thereof representing the Bond Carryforward from the prior Fiscal Year) over the aggregate amount actually paid by the Company in such Fiscal Year pursuant to Subsection 2.03(a) of the Supplemental Agreement as
in  effect prior to                , 199  , and the Second Bond, as the case may
be.

    BONDS REPURCHASE AGREEMENT means the Bonds Repurchase Agreement dated September 22, 1994 between the Company and the Trust, as amended from time to time in accordance with the terms thereof.

    BUSINESS DAY means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

    BYLAWS means the Bylaws of the Trust, substantially in the form of Annex A to the Trust Agreement, as they may be amended from time to time.

    CANADIAN COMPANIES means Johns-Manville Canada, Inc. and Johns-Manville Amiante Canada, Inc.

    CARRYFORWARD from any Fiscal Year commencing with Fiscal Year 1991 means the excess, if any, of the Annual Contingent Amount for such Fiscal Year (including the component thereof representing the Carryforward from the prior Fiscal Year) over the amount actually paid by the Company with respect to such Fiscal Year pursuant to Subsection 2.03(a) of the Supplemental Agreement as in effect prior
to               , 199  .

    CASES means the reorganization cases under Chapter 11 of the Code of the Debtors, collectively, jointly administered pursuant to order of the Court dated August 26, 1982 and presently captioned "In re Johns-Manville Corporation, ET AL., Debtors" (Case Nos. 82 B 11656 through 82 B 11658, inclusive, 82 B 11660 through 82 B 11662, inclusive, and 82 B 11665 through 11676, inclusive).

    CASH SETTLEMENT PROCEEDS means any and all amounts payable by the Settling Insurance Company under any Settlement Agreement, other than amounts payable pursuant to coverage in place provisions contained in such Settlement Agreement, I.E. on the claims as made or expenses as incurred basis, and includes cash, cash proceeds pursuant to a letter of credit or other security device or other cash equivalent.

    CHARTER means the Company's Restated Certificate of Incorporation as the same may be amended from time to time in accordance with the provisions thereof and the General Corporation Law of the State of Delaware.

    CLAIM means a claim against one or more of the Debtors within the meaning of
Section 101(4) of the Code that arose prior to the Confirmation Date, excluding current commercial payables incurred in the ordinary course of business existing on the Confirmation Date.

    CLAIMS RESOLUTION FACILITY means the Claims Resolution Facility set forth in Annex B to the Trust Agreement.

    CLASS ACTION LAWSUIT means an action to be commenced in United States District Court, on behalf of all present and future beneficiaries of the Trust, against each of the Trustees of the Trust, in their capacity as Trustees, seeking an equitable distribution of the assets of the Trust among all the

                                    A-A-A-4
beneficiaries of the Trust and seeking entry of an order determining that the present and anticipated liabilities of the Trust to its beneficiaries exceed the present and expected future assets of the Trust, and declaring the beneficiaries' rights and priorities with respect to those assets, and in which certification as a class action on behalf of all beneficiaries of the Trust (who shall be deemed members of the class with no right to opt out of the class) will be sought pursuant to Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure and in respect of which, the Limited Fund Proceeding, the Trust is seeking a determination, INTER ALIA, as to whether the Trust constitutes a limited fund for purposes of Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure.

    CLASS 6 INDENTURE means the indenture dated as of the Consummation Date between Manville and the trustee thereunder, substantially in the form of Exhibit E to the Plan (subject to reasonable modifications requested by the trustee thereunder that do not adversely affect any other party thereto, the holders of the Class 6 Notes, the Trust or the PD Trust), as it may be modified or amended from time to time.

    CLASS 6 INTEREST DEBENTURES means the debentures evidencing indebtedness of the Debtors to the holders of Class 6 Claims issued from time to time on or after the Consummation Date in accordance with the Provisions of Subparagraph 3.6.B of the Plan, which are more fully described in the Class 6 Interest Indenture.

    CLASS 6 INTEREST INDENTURE means the indenture dated as of the Consummation Date between Manville and the trustee thereunder, substantially in the form of Exhibit G to the Plan (subject to reasonable modifications requested by the trustee thereunder that do not adversely affect any other party thereto, the holders of the Class 6 Interest Debentures, the Trust or the PD Trust), as it may be modified or amended from time to time.

    CLASS 6 NOTES means the notes evidencing indebtedness of the Debtors to the holders of Class 6 Claims issued from time to time on or after the Consummation Date in accordance with the provisions of Paragraph 3.6.B of the Plan, which are more fully described in the Class 6 Indenture.

    CODE means the Bankruptcy Code, 11 U.S.C. SectionSection101 et seq., as in effect on the Filing Date, as it has been or may be amended from time to time to the extent such amendments are applicable to the Cases.

    CO-DEFENDANT means the holder of an Indemnity Claim or a Contribution Claim.

    CO-DEFENDANTS' COMMITTEE means the "Official Committee of Asbestos Litigation Co-Defendants" appointed in the Cases by the Acting United States Trustee for the Southern District of New York pursuant to an order of the Court dated March 19, 1984, as amended.

    CO-DEFENDANTS' PROCEDURES means the procedures set forth in Annex F to the Trust Agreement, as the same may be amended from time to time.

    COMMISSION means the Securities and Exchange Commission.

    COMPANY means Manville Corporation, a Delaware corporation.

    COMPARABLE INDUSTRIES INDEX for any Fiscal Year means the sum, determined as of April 15 of the following Fiscal Year, of (a) the average Return on Equity for the most recently completed fiscal year for which audited financial statements are publicly available of the five largest companies (based on net sales) included in Standard & Poor's Index of Building Materials Companies multiplied by a fraction, the numerator of which is the net sales of the Company and its Subsidiaries or such Fiscal Year attributable to its building materials businesses and the denominator of which is the aggregate net sales of the Company and its Subsidiaries for such Fiscal Year attributable to its building materials businesses and its forest products businesses and (b) the average Return on Equity for the most recently completed fiscal year for which audited financial statements are publicly available of the five largest companies (based on net sales) included in Standard & Poor's Index of Forest Products Companies multiplied by a fraction the numerator of which is the net sales of the Company for such

                                    A-A-A-5

Fiscal Year attributable to its forest products businesses and the denominator of which is the aggregate net sales of the Company and its Subsidiaries for such Fiscal Year attributable to its forest products businesses and its building materials businesses.

    CONFIRMATION DATE means the date on which the Confirmation Order becomes a Final Order, unless, under mandatory provisions of law and as determined by a Final Order of the Court, the Confirmation Date is required to be the date of issuance of the Confirmation Order, in which case CONFIRMATION DATE means such date of issuance.

    CONFIRMATION ORDER means the order or orders of the Court confirming the Plan.

    CONSOLIDATED NET EARNINGS for any Fiscal Year means the Company's consolidated net earnings (on an after tax basis) for such Fiscal Year as shown on the audited consolidated statement of operations of the Company included in the Form 10-K with respect to such Fiscal Year filed by the Company with the Commission (or, if the Company is not required to file a Form 10-K with respect to such Fiscal Year with the Commission, then as shown on the consolidated statement of operations of the Company for such Fiscal Year prepared in accordance with generally accepted accounting principles and examined in accordance with generally accepted auditing standards by the Company's independent auditors, which auditors shall be approved by the Trust and the PD Trust (whose approval shall not be unreasonably withheld), so long as each of them is in existence).

    CONSOLIDATED NET WORTH of the Company, as of any date, means the total stockholders' equity of the Company as of such date determined on a consolidated basis in accordance with generally accepted accounting principles, less any items of the following types that are included in the assets of the Company and its consolidated Subsidiaries: (a) goodwill, (b) unamortized organization or reorganization expense, (c) unamortized debt discount and expense, (d) patents, trademarks, trade names, copyrights, franchises and similar rights, and (e) increases in the book value of any assets of the Company and its consolidated Subsidiaries above the book value thereof as of the Consummation Date as a result of any revaluation of such assets (other than any such increases resulting from regular periodic revaluations required under generally accepted accounting principles).

    CONSUMMATION DATE means November 28, 1988.

    CONSUMMATION DATE VALUE means:

    (1) with respect to the Cash Settlement Proceeds payable under the Travelers Agreement, the stated amount thereof exclusive of any interest or other income payable thereon;

    (2) with respect to any other Cash Settlement Proceeds payable, and Non-Cash Settlement Proceeds received other than pursuant to a Settlement Agreement, on or before the date six months after the Consummation Date, the stated amount thereof inclusive of any interest or other income payable thereon under the terms of the applicable Settlement Agreement up to the Consummation Date;

    (3) with respect to any Cash Settlement Proceeds payable, and Non-Cash Settlement Proceeds received other than pursuant to a Settlement Agreement, more than six months following the Consummation Date, the present value calculated by discounting the stated amount thereof from the scheduled payment date (or date of receipt in the case of such Non-Cash Settlement Proceeds) to the date six months after the Consummation Date using an interest rate of 8.2% per annum; and

    (4) with  respect  to any  amount  payable  pursuant to  coverage  in  place provisions contained in a Settlement Agreement, the present value calculated by discounting the stated amount thereof from the date 18 months after the Consummation Date to the Consummation Date using an interest rate of 8.2% per annum;

PROVIDED, HOWEVER, that no Consummation Date Value shall be assigned to any Cash Settlement Proceeds or amount payable pursuant to coverage in place provisions which is payable by a Settling

                                    A-A-A-6

Insurance Company whose rating by Best's Insurance Reports shall be lower than "A" for any reason, unless such payment is secured by an irrevocable letter of credit or comparable security arrangement acceptable to the trust and the PD Trust, PROVIDED FURTHER that, notwithstanding the foregoing, the Consummation Date Value ascribed to the Midland Coverage at any date shall be equal to the amount, if any, of Insurance Proceeds and/or PD Insurance Proceeds paid under the Midland Coverage on or before such date discounted in the same manner as provided in (c) if paid more than six months following the Consummation Date, unless the Company, the Asbestos Committee, certain representatives of the PD Beneficiaries and the Legal Representative agree on another Consummation Date Value to be ascribed thereto solely for the purpose of meeting the condition set forth in Paragraph 9.2.D of the Plan and PROVIDED FURTHER that if the condition set forth in Paragraph 9.2.D of the Plan will not otherwise be met, the Company may elect to pay an amount in cash equal to the shortfall to the Trust on the Consummation Date, the amount of which payment will be deemed to be Consummation Date Value for the purpose of meeting such condition.

    CONTRIBUTION CLAIM means an AH Claim or Other Asbestos Obligation for contribution, as that term is defined by the non-bankruptcy law of the relevant jurisdiction, that is (i) held by (A) any Person (other than a past or present officer, director or employee of any of the Debtors) who has been, is or may be a defendant in an action seeking damages for asbestos-related personal injury, or (B) any assignee or transferee of such Person and (ii) is asserted against any of the Debtors or the Trust for reimbursement of a portion of any damages such Person has paid or may pay to the plaintiff in such action.

    COURT means the United States Bankruptcy Court for the Southern District of New York (or such other court as may be administering the Cases) and, with respect to any particular proceeding within a Case, any other court which may be exercising jurisdiction over such proceeding.

    DEBT means (a) all indebtedness for the repayment of money borrowed, whether or not represented by bonds, debentures, notes or other securities, (b) all other indebtedness represented by bonds, debentures, notes or other securities (including the Schuller Notes transferred to the Trust in payment of certain bond obligations (whether or not still held by the Trust) and the Second Bond),
(c) all deferred indebtedness for the payment of the purchase price of property or assets purchased, (d) all Guarantees, endorsements, assumptions and other contingent obligations in respect of, or to purchase or otherwise to acquire, indebtedness of another Person (other than Guarantees of the Company's or any of its Subsidiaries' indebtedness to a third party), (e) all indebtedness secured by an encumbrance existing on property owned by the Person whose indebtedness is being determined, whether or not the indebtedness secured thereby shall have been assumed by such Person and (f) all obligations under capital leases required to be recorded on the Company's consolidated financial statements in accordance with generally accepted accounting principles.

                                    A-A-A-7

    DEBTORS means the following corporations, each of which filed a petition for reorganization under Chapter 11 of the Code with the Court on the Filing Date and includes such corporations as reorganized after Consummation as well as prior thereto:

Johns-Manville Corporation
Manville Corporation
Manville International Corporation
Manville Export Corporation
Johns-Manville International Corporation
Manville Sales Corporation (f/k/a Johns-Manville Sales Corporation, successor by merger to Manville Building Materials Corporation, Manville
 Products Corporation and Manville Service Corporation)
Manville International Canada, Inc.
Manville Canada, Inc.
Manville Investment Corporation
Manville Properties Corporation
Allan-Deane Corporation
Ken-Caryl Ranch Corporation
Johns-Manville Idaho, Inc.
Manville Canada Service, Inc.
Sunbelt Contractors Inc.

    DEFAULT, as used with respect to the Second Bond, means the occurrence and continuance of an Event of Default or an event that, after notice or lapse of time or both, would become an Event of Default.

    DEFERRED AMOUNT, during 2014, shall mean the excess, if any, of $75,000,000 over the aggregate amount paid to the Trust and the PD Trust during 2013 pursuant to Section 2.1 of the Second Bond.

    DESIGNATED DEBT means the Second Bond.

    DISPUTED CLASS 6 CLAIM means a Class 6 Claim or any portion thereof which, as of the Consummation Date or any date subsequent thereto, is not Allowed.

    DISTRIBUTION RECORD DATE means the tenth Business Day preceding the Consummation Date.

    ENCUMBRANCE means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

    EQUITY COMMITTEE means the "Official Committee of Equity Security Holders" appointed in the Cases by the Acting United States Trustee for the Southern District of New York pursuant to an order of the Court dated February 14, 1983, as amended, which was disbanded pursuant to an order of the Court dated July 31, 1986.

    EQUITY SUBSIDIARY means any Subsidiary of Manville or any other entity for which Manville is entitled to account under principles of equity accounting and with respect to which Manville has previously delivered to the Trust and the PD Trust a certificate of Manville's chief financial officer stating that Manville is entitled to use such accounting treatment.

    EVENT OF DEFAULT, as used with respect to the Second Bond, has the meaning assigned to it in Section 3.1 of the Second Bond.

    EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

    FILING DATE means August 26, 1982, the date on which each of the Debtors filed a petition under Chapter 11 of the Code.

    FINAL ORDER means (a) a judgment, order or other decree issued and entered by the Court or by any state or other federal court or other tribunal located in one of the states, territories or possessions

                                    A-A-A-8
of the United States or the District of Columbia, which judgment, order or decree (x) has not been reversed or stayed and as to which the time to appeal has expired and as to which no appeal or petition for review, rehearing or certiorari is pending or (y) with respect to which any appeal has been finally decided and no further appeal or petition for certiorari can be taken or granted; or (b) stipulation or other agreement entered into which has the effect of any such judgment, order or other decree.

    FIRST AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT means the Manville Personal Injury Settlement Trust Amended and Restated Supplemental Agreement dated as of November 15, 1990 between the Trust and the Company.

    FIRST AMENDMENT TO THE TRUST AGREEMENT means the amendment to the Trust Agreement dated as of February 14, 1989, between the Company, as successor to the Trustors, and the Trustees.

    FISCAL YEAR means the fiscal year of the Trust or the PD Trust or the Company, as the case may be, which shall in each case be the calendar year.

    GOVERNMENT PROCEEDS for any Fiscal Year means the net proceeds, if any, received in such Fiscal Year by the Company or any of its Subsidiaries (or that the Company or any such Subsidiary would have received but for any assignment or other transfer of the proceeds thereof to another Person or any set-off by the United States in respect of claims by the United States against the Company or any such Subsidiary) with respect to claims made by the Company or any of its Subsidiaries against the United States relating to claims against, or debts, obligations or liabilities of, any of the Debtors (a) for death, personal injuries or personal damages caused or allegedly caused, directly or indirectly, by exposure to asbestos (alone or as contained in asbestos-containing products) and arising or allegedly arising, directly or indirectly, from acts or omissions prior to the Confirmation Date of one or more of the Debtors or (b) for other damages arising or allegedly arising from the presence in buildings or other structures of asbestos (alone or as contained in asbestos-containing products), which was sold, supplied or produced, or allegedly sold, supplied or produced, by one or more of the Debtors prior to the Confirmation Date, or for which one or more of the Debtors is otherwise liable or allegedly liable due to the acts or omissions of one or more of the Debtors prior to the Confirmation Date.

    GOVERNMENTAL UNIT means any government or political subdivision or any agency or instrumentality thereof.

    GUARANTEE means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt of any other Person or in any manner providing for the payment of any Debt of any other Person or otherwise protecting the holder of such Debt against loss (by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take or pay otherwise), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The word Guarantee when used as a verb shall have a correlative meaning.

    INDEMNIFICATION LIABILITIES means (a) all liabilities of the "JM Responsible Entity" to the "Settling Insurer" as defined in and pursuant to the Travelers Agreement and (b) the obligation to indemnify any person who is or was a party to any pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Trust, any of the Debtors, any of the Debtors' Subsidiaries or any of the Canadian Companies) by reason of the fact that he is or was a director, officer, employee or agent of any of the Debtors, any of the Debtors' Subsidiaries or any of the Canadian Companies against all expenses (including attorneys' fees and expenses), judgment, fines and amounts paid with the Trust's consent to the fullest extent and in the manner that a corporation organized under Delaware law is from time to time permitted to indemnify its directors, officers, employees and agents if the Claim against such person in such action, suit or proceeding would, if such Claim had been made and timely filed against the Debtors or the Canadian Companies, have constituted an AH Claim or an Other Asbestos Obligation under clause (a) of the definition of either of such terms.

                                    A-A-A-9

    INDEMNITY CLAIM means an AH Claim or Other Asbestos Obligation, whether based in contract or tort, that is (i) held by (A) any Person (other than a past or present officer, director or employee of any of the Debtors) who has been, is or may be a defendant in an action seeking damages for asbestos-related personal injury, or (B) any assignee or transferee of such Person and (ii) is asserted against any of the Debtors or the Trust for indemnification of all damages and costs such Person has or may suffer as a result of such action. INDEMNITY CLAIM shall not include any Claim for Transferee Indemnification Liability.

    INDEPENDENT means, when used with respect to any specified Person, a Person who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Trust, the PD Trust, the Company or any Affiliate of the Company, and (c) is not connected with the Company, any Affiliate of the Company, the Trust or the PD Trust as an officer, employee, promoter, underwriter or person performing similar functions.

    INDUSTRY-WIDE CLAIMS HANDLING FACILITY means an industry-wide arrangement among subscribing insurers and subscribing past or current producers and manufacturers of asbestos or asbestos-containing products established for the purposes of resolving and discontinuing disputes concerning insurance coverage for asbestos-related personal injury claims and establishing a method for the liquidation and resolution of asbestos-related personal injury claims and the insurance arrangements pertaining thereto. By way of example an arrangement implementing the "Agreement Concerning Asbestos-Related Claims" dated May, 1985 known as the "Wellington Agreement" would constitute an Industry-Wide Claims Handling Facility.

    INSURANCE CARRYFORWARD from any Fiscal Year means the difference between the Insurance Indemnification Amount for such Fiscal Year (including the component thereof representing the Insurance Carryforward from the prior Fiscal Year) and the amount actually paid by the Company with respect to such Fiscal Year pursuant to Subsection 2.03(b) of the Supplemental Agreement.

    INSURANCE COVERAGE means the insurance coverage, not reduced to Cash Settlement Proceeds, available in respect of Trust Claims and/or Trust Expenses
(i) pursuant to any Settlement Agreement or (ii) under any Policy.

    INSURANCE INDEMNIFICATION AMOUNT means for any Fiscal Year, (i) the aggregate amount of all Insurance Indemnification Expenses paid by the Trust during such Fiscal Year plus (ii) the Insurance Carryforward from the prior Fiscal Year.

    INSURANCE INDEMNIFICATION EXPENSES means those amounts paid by the Trust in respect of liabilities of the "JM Responsible Entity" to the "Settling Insurer" as defined in and pursuant to the Travelers Agreement.

    INSURANCE PROCEEDS means (i) all Cash Settlement Proceeds paid or payable to the Trust pursuant to Settlement Agreements and (ii) all Non-Cash Settlement Proceeds of Insurance Coverage. Insurance Proceeds shall be deemed received by the Trust when actually received by the Trust or when paid to another Person in respect of a Liquidated Trust Claim or Trust Expense.

    INTEREST means the rights of the owners and holders of issued and outstanding shares of Old Preferred Stock or Old Common Stock.

    INTERNAL REVENUE CODE means the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations promulgated from time to time thereunder.

    LEGAL REPRESENTATIVE means the "Legal Representative for Future Asbestos Health Claimants" or his successor appointed pursuant to an order of the Court dated August 14, 1984.

    LIMITED FUND PROCEEDING means the proceeding commenced by the Trust captioned IN RE JOINT EASTERN AND SOUTHERN DISTRICT ASBESTOS LITIGATION, Index No. 4000 (E.D.N.Y. and S.D.N.Y.), and IN RE

                                    A-A-A-10

JOHNS-MANVILLE CORPORATION, ET AL., Case Nos. 82B-11656 through 82B-11676 (BRL) (Bankr. S.D.N.Y.), seeking a determination, INTER ALIA, as to whether the Trust constitutes a limited fund for purposes of Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure.

    LIQUIDATED AH CLAIMS means those AH Claims which, prior to the Filing Date, were settled as to validity and amount (a) by one or more of the Trustors in writing (by stipulation, settlement agreement or otherwise) or (b) by the order of any court having jurisdiction with respect thereto to the extent such order was a Final Order on the Filing Date or became a Final Order at any time following the Filing Date, whether or not prior to the Consummation Date (to the extent any such order is subsequently reversed by any appellate court or is vacated by the court issuing it, the related AH Claim shall not be a LIQUIDATED AH CLAIM).

    LIQUIDATION occurs (i) with respect to any Property Claim or Trust Claim which, as of the Consummation Date, the validity and amount thereof have been acknowledged by one or more of the Trustors in writing (by stipulation or settlement agreement approved by Final Order of the Court or by inclusion thereof on schedules filed with the Court pursuant to Bankruptcy Rule 1007(b)), on the date of such acknowledgment, (ii) with respect to any other Property Claim or Trust Claim (other than as set forth in (iii) or (iv)), on the date on which the validity and amount thereof is finally determined pursuant to the PD Claims Resolution Facility or the Claims Resolution Facility, respectively,
(iii) with respect to a Claim for contribution which constitutes an AH Claim (other than as set forth in (i) or (iv)), on the date on which the amount of such Claim has been determined by a Final Order of the Court, (iv) with respect to a Contribution Claim or an Indemnity Claim, on the date on which the liability of the Co-Defendant to the plaintiff on the underlying asbestos-related personal injury claim from which such Claim arises is finally determined and (v) with respect to a Claim for contribution which constitutes a Property Claim (other than as set forth in (i)), on the date on which the amount of such Claim has been determined pursuant to the PD Trust Agreement. For purposes of this definition, a Co-Defendant's liability to a plaintiff in an underlying asbestos-related personal injury action is finally determined on the date payment is made by the Co-Defendant pursuant to (a) an order of judgment of a court of competent jurisdiction fixing the amount of damages to be paid by such Co-Defendant to such plaintiff or (b) an acknowledgment in writing (whether by stipulation, settlement agreement or otherwise) by such Co-Defendant and such plaintiff of the amount of damages to be paid by such Co-Defendant to such plaintiff in settlement of such action. The words LIQUIDATE and LIQUIDATED shall have correlative meanings, except when used in the term LIQUIDATED AH CLAIMS.

    MANVILLE COMMON STOCK means the Common Stock, $.01 par value per share, of the Company issued under the Charter and outstanding from time to time on or after the Consummation Date.

    MARKET VALUE of any security on any date means the average of the daily closing prices for the 20 consecutive Business Days ending on the Business Day before the date in question. The closing price for each day shall be the last reported sales price on the composite tape or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not then listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices on the National Association of Securities Dealers Automated Quotation System or, if such security is not then so quoted, the market value of such security as determined by a nationally recognized investment banking firm selected by the Trust or the PD Trust, as the case may be, and reasonably acceptable to the Company.

    MIDLAND COVERAGE means the Insurance Coverage and/or PD Insurance Coverage to be provided by Midland Insurance Company under the terms of the Settlement Agreement dated January 29, 1985 with Insurance Company of North America, Midland Insurance Company, and Allstate Insurance Company.

    MODIFICATION has the meaning assigned to it in Section 6.03 of the PD Trust Agreement.

                                    A-A-A-11

    NON-CASH SETTLEMENT PROCEEDS means any amounts payable under any Settlement Agreement pursuant to coverage in place provisions contained in such Settlement Agreement with respect to Trust Claims, Trust Expenses, Property Claims or PD Trust Expenses, I.E. on a claims as made or expenses incurred basis, and any other proceeds of Insurance Coverage or PD Insurance Coverage, as the case may be, payable other than pursuant to a Settlement Agreement (E.G., pursuant to the Policy itself or pursuant to a court order or decree in respect of the Policy).

    OFFICIAL COMMITTEES means the Asbestos Committee, the Unsecured Creditors' Committee and the Co-Defendants Committee, collectively.

    OTHER AGREEMENTS means the Supplemental Agreement, the Bonds Repurchase Agreement and the Trust Agreement.

    OTHER ASBESTOS OBLIGATIONS means (a) all debts, obligations or liabilities (under any theory of law, equity or admiralty), other than AH Claims, for death, personal injuries or personal damages (whether physical, emotional or otherwise) to the extent caused or allegedly caused, directly or indirectly, by exposure to asbestos (alone or as contained in asbestos-containing products) and arising or allegedly arising, directly or indirectly, from acts or omissions prior to the Confirmation Date of one or more of the Debtors including, without limitation, all obligations or liabilities for compensatory damages (such as loss of consortium, wrongful death, survivorship, proximate, consequential, general and special damages) and punitive damages and (b) all warranty, guarantee, indemnification or contribution liabilities or obligations, if any, of any of the Debtors to any other Person to the extent that such warranties, guarantees, indemnifications or contribution responsibilities cover claims against such other Person that would, if such claims had been made directly against any of the Debtors, constitute Other Asbestos Obligations under Clause (a) above.

    OUTSTANDING AMOUNT OF ANY DEBT at any time means the principal amount outstanding of such Debt at such time, unless such Debt was issued at a discount, in which case the OUTSTANDING AMOUNT of such Debt means the original issue price of such Debt plus the accretion to such time of the original issue discount and less all payments of principal on the Debt to such time, or unless such Debt is represented by any debt instrument issued at a discount under the Plan, the Supplemental Agreement or the PD Supplemental Agreement in which case the OUTSTANDING AMOUNT of such Debt means the carrying amount of the Debt at issuance (the difference between the principal amount and the original issue discount reflected on the audited financial statements of the Company) plus the accretion to such time of the original issue discount and less all payments of principal on the Debt to such time.

    PAYMENT DATE means August 31 and November 30 in each year.

    PD BENEFICIARY means any Person holding a Property Claim.

    PD BOND CARRYFORWARD from any Fiscal Year commencing with 2000 means the excess, if any, of the Annual PD Bond Contingent Amount for such Fiscal Year (including the component thereof representing the PD Bond Carryforward from the prior Fiscal Year) over the aggregate amount actually paid by the Company with respect to such Fiscal Year pursuant to Sections 2.02 and 2.07 of the PD Supplemental Agreement or Section 2 of the Second Bond.

    PD BYLAWS means the Bylaws of the PD Trust, substantially in the form of Annex A to the PD Trust Agreement, as the same may be amended from time to time.

    PD CARRYFORWARD from any Fiscal Year commencing with Fiscal Year 1991 means the excess, if any, of the Annual PD Contingent Amount for such Fiscal Year (including the component thereof representing the PD Carryforward from the prior Fiscal Year) over the amount actually paid by the Company with respect to such Fiscal Year pursuant to Section 2.02 of the PD Supplemental Agreement.

    PD CLAIMS RESOLUTION FACILITY means the PD Claims Resolution Facility set forth in Annex B to the PD Trust Agreement; it being understood that the PD Trustees, by a majority vote after consultation with the Company, representative counsel for the PD Beneficiaries selected by the PD Trustees

                                    A-A-A-12
and any other interested parties whom the PD Trustees desire to consult, may amend, delete or add to any of the procedural provisions with respect to the operation of the PD Claims Resolution Facility except for Modifications, provided that no such amendment, deletion or addition may affect any of the substantive provisions set forth in such Annex B, including, without limitation, the provisions relating to the standards and methods of asbestos hazard abatement and the percentage of abatement costs to be borne by the PD Trust, and PD CLAIMS RESOLUTION FACILITY shall thereafter mean the PD Claims Resolution Facility as so amended, deleted from or added to.

    PD DEFERRED AMOUNT at any time means the Deferred Amount at the Termination Date, if earlier than the maturity of the Second Bond PROVIDED that, if the Trust terminates on or prior to December 31, 2013, the PD Deferred Amount during 2014 shall mean the excess, if any, of $75,000,000 over the amount paid to the Trust and the PD Trust during 2013 pursuant to Section 2.1 of the Second Bond.

    PD INSURANCE COVERAGE means insurance coverage, not reduced to Cash Settlement Proceeds, available in respect of Property Claims and/or PD Trust Expenses (i) pursuant to any Settlement Agreement or (ii) under any Policy.

    PD INSURANCE PROCEEDS means (i) all Cash Settlement Proceeds paid or payable to the PD Trust pursuant to Settlement Agreements and (ii) all Non-Cash Settlement Proceeds of PD Insurance Coverage. PD Insurance Proceeds shall be deemed received by the PD Trust when actually received by the PD Trust or when paid to another Person in respect of a Liquidated Property Claim or a PD Trust Expense.

    PD STOCK PROCEEDS FUND has the meaning assigned to it in Section 4.01 of the PD Trust Agreement.

    PD SUPPLEMENTAL AGREEMENT means the agreement dated as at the Consummation Date between the Company, the PD Trust and the Trust substantially in the form of Annex C to the PD Trust Agreement, as the same may be amended from time to time in accordance with Section 6.02 thereof.

    PD TERMINATION DATE has the meaning assigned to it in Section 6.02 of the PD Trust Agreement.

    PD TRANSFER AMOUNT and PD TRANSFER DISTRIBUTION have the meanings assigned to them in Subsection 4.02(n) of the PD Supplemental Agreement.

    PD TRUST means the Manville Property Damage Settlement Trust established pursuant to Article II of the PD Trust Agreement.

    PD TRUST AGREEMENT means the trust agreement between the Debtors and the PD Trustees dated as at the Consummation Date substantially in the form of Exhibit D to the Plan, as it may be amended or modified from time to time in accordance with Section 6.03 thereof.

    PD  TRUST ASSETS means the assets of the PD Trust as more fully described in
Article II of the PD Trust Agreement.

    PD TRUST ESTATE at any time means all assets of the PD Trust at such time.

    PD TRUST EXPENSES means all expenses of the PD Trust determined on a cash basis (including, without limitation, compensation, legal, accounting and other professional fees, expenses relating to the operation of the PD Claims Resolution Facility, disbursements and related expenses, corporate overhead and reimbursement and indemnification payments) other than payments in respect of Property Claims.

    PD TRUSTEES means the Persons approved by the Court to act as trustees under the PD Trust Agreement and their successors pursuant to Article V thereof.

    PERSON, except when used in the Plan, means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                    A-A-A-13

    PLAN means the Debtors' "Second Amended and Restated Plan of Reorganization," as it may be amended or modified from time to time, which shall be deemed to amend, modify and supersede in all respects the Debtors' "Joint Plan of Reorganization" dated October 17, 1983 and filed with the Clerk of the Court on November 21, 1983 and the Debtors' "First Amended and Restated Plan of Reorganization" dated February 14, 1986 and filed with the Clerk of the Court on February 14, 1986.

    POLICY means any insurance policy covering any of the Debtors or any predecessor thereto in effect at or prior to the Consummation Date under which any claim may be made in respect of any AH Claim, Other Asbestos Obligation or Property Claim, including, without limitation, any insurance policy listed in
Schedule II to the Plan and any other insurance policy which is at the Consummation Date the subject of a Settlement Agreement listed on Schedule III to the Plan if such Settlement Agreement subsequently terminates.

    POSTPETITION INTEREST RATE means with respect to an Allowed Class 6 Claim and at any time (i) the pre-default contractual interest rate applicable at the Filing Date as provided for under the instrument or agreement giving rise to such Allowed Class 6 Claim, or (ii) in the absence of any such contractual interest rate, the rate of 9% per annum.

    POSTPETITION INTEREST RATIO means with respect to an Allowed Class 6 Claim the ratio obtained by dividing (i) the amount of interest on the amount of such Allowed Class 6 Claim from the Filing Date to the Consummation Date, by (ii) the aggregate amount of interest from the Filing Date to the Consummation Date on all Allowed Class 6 Claims (other than Allowed Class 6 Claims paid in accordance with Paragraph 3.6.A of the Plan), such amounts and aggregate amounts of interest calculated in each case using the applicable Postpetition Interest Rate; PROVIDED, that (w) if such Allowed Class 6 Claim (or any Allowed portion thereof) was contingent or unliquidated as of the Filing Date and became fixed or liquidated, as the case may be, after the Filing Date but before the Consummation Date, the amount of interest shall be calculated on such claim (or Allowed portion thereof) from the date such claim (or portion thereof) became fixed or liquidated to the Consummation Date, (x) if such Allowed Class 6 Claim (or any Allowed portion thereof) was contingent or unliquidated as of the Filing Date and did not become fixed or liquidated, as the case may be, before the Consummation Date, the amount of interest with respect to such Claim (or Allowed portion thereof) shall be zero (y) any Allowed Class 6 Claim (or any Allowed portion thereof) which is solely a Claim for damages shall be deemed to be unliquidated for purposes of Clauses (w) and (x) hereof, and (z) with respect to any Class 6 Claim (or any portion thereof) which is a Disputed Class 6 Claim as of the Consummation Date, the amount of interest with respect to such Claim shall be zero.

    PROFITS for any Fiscal Year means the Company's Adjusted Consolidated Net Earnings for such Fiscal Year (less dividends declared (unless not thereafter paid) on Financing Preferred Stock in such Fiscal Year, PROVIDED that for purposes only of the Supplemental Agreement, dividends on Financing Preferred Stock shall only be deducted to the extent that the sum of such dividends plus dividends declared (unless not thereafter paid) on Series B Preference Stock exceeds $25 million in such Fiscal Year) adjusted (without double counting) by not giving effect to (a) any profit or loss on any sales or other dispositions of assets of the Company or any of its consolidated Subsidiaries (including securities of any Subsidiary of the Company but not including any other securities) not in the ordinary course of business or writedowns for discontinuance of operations of any portion of the Company or any of its consolidated Subsidiaries, (b) any accruals or payments required in connection with the Company's obligations to the PD Trust under the PD Supplemental Agreement, or the Second Bond or to the Trust under the Supplemental Agreement, the Bonds Repurchase Agreement, the Second Bond, except to the extent that accruals under the Bonds Repurchase Agreement or payments of principal under the Second Bond are treated as interest expense when determining net earnings under generally accepted accounting principles, (c) any reserves or other contingencies with respect to asbestos related personal injury or property damage claims other than reserves or contingencies resulting from annual accruals with respect to workers' compensation performed on a basis consistent with the Company's past practice, (d) any amortization of goodwill, (e) Government Proceeds and (f) any payments, accruals or accretions with respect to the Class 6 Interest Debentures.

                                    A-A-A-14

    Property Claims means (a) all Claims timely filed in accordance with the order of the Court issued on October 17, 1984, as amended and clarified by the Court, against one or more of the Debtors (under any theory of law, equity or admiralty), other than AH Claims and other Claims for death, personal injuries or personal damages, for damages arising or allegedly arising from the presence in buildings or other structures of asbestos (alone or as contained in asbestos-containing products), which was sold, supplied or produced, or allegedly sold, supplied or produced, by one or more of the Debtors prior to the Confirmation Date, or for which one or more of the Debtors is otherwise liable or allegedly liable due to the acts or omissions of one or more of the Debtors prior to the Confirmation Date, including, without limitation, all Claims for compensatory damages (such as proximate, consequential, general and special damages) and punitive damages, (b) all Claims timely filed in accordance with the order of the Court issued on October 17, 1984, as amended and clarified by the Court, or in accordance with any subsequent applicable order of the Court, against one or more of the Debtors in respect of warranty, guarantee, indemnification or contribution liabilities or obligations of any of the Debtors to any other Person to the extent that such warranties, guarantees, indemnifications or contribution responsibilities cover claims against such other Person that would, if such claims had been made directly against any of the Debtors, constitute Property Claims under Clause (a) above and (c) all Claims timely filed against one or more of the Canadian Companies where such Claims, if made and timely filed against one or more of the Debtors instead, would constitute Property Claims under Clause (a) or (b) above. Where the context requires, PROPERTY CLAIMS shall also mean claims in respect of Property Claims filed with the PD Claims Resolution Facility in accordance with the provisions thereof.

    REAFFIRMATION ORDER means an order of the Court (a) reaffirming the injunctive provisions (PARA29) of the Confirmation Order and (b) declaring that those injunctive provisions are not subject to revocation or modification thereafter.

    RELATED PARTY of any attorney means any other attorney who is or was a partner of such attorney, or is or was a shareholder in a professional corporation in which such attorney is or was also a shareholder.

    RETURN ON EQUITY means, for any company for any year, the percentage determined by dividing (a) the consolidated net income of such company for such year, before extraordinary items and discontinued operations and after taxes and less the amount of any preferred dividends paid during such year, by (b) the average of the common stockholders' equity of such company at the end of such year and at the end of the preceding year.

    SCHEDULES means the schedules heretofore filed by the Debtors with the Clerk of the Court pursuant to Bankruptcy Rule 1007, as they have been or may be amended from time to time.

    SCHULLER NOTES means the Senior Notes due 2004 of Schuller International Group, Inc. (or any successor obligor under such notes) transferred by the Company to the Trust pursuant to the Bonds Repurchase Agreement.

    SECOND  AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT means the Second Amended
and Restated Supplemental Agreement dated as of                , 199  ,  between
the Company and the Trust, as the same may be amended from time to time in accordance with Section 6.02 thereof.

    SECOND AMENDMENT TO THE TRUST AGREEMENT means the amendment to the Trust Agreement dated as of November 15, 1990, between the Company, as successor to the Trustors, and the Trustees.

    SECOND BOND means the Manville Settlement Trusts Second Bond Due March 31, 2015, issued by the Company to the Trust and the PD Trust pursuant to Paragraph
4.1 of the Plan and substantially in the form of Annex E to the Trust Agreement, as it may be amended from time to time.

    SECURITIES ACT means the Securities Act of 1933, as amended.

                                    A-A-A-15

    SELECTED COUNSEL FOR THE BENEFICIARIES means three lawyers to be designated from time to time in a writing addressed to the Trustees with a copy to the Company by the Board of Trustees of the Asbestos Litigation Group.

    SELECTED REPRESENTATIVES FOR THE PD BENEFICIARIES means five (5) individuals to be designated from time to time (in a writing addressed to the Company and to the PD Trustees) as follows: one (1) Person selected by each of the National Association of Attorneys General, National Association of School Boards, American Hospital Association, National Association of College and University Business Officers and National Institute of Municipal Law Officers, or their respective successor organizations.

    SERIES B PREFERENCE STOCK means the Cumulative Preference Stock, Series B, par value $1.00 per share, of the Company.

    SETTLEMENT AGREEMENT means (i) each settlement agreement listed in Schedule III to the Plan and (ii) any other settlement agreement with respect to any Policy or relating to claims against any insurance broker.

    SETTLEMENT ORDER means an order of settlement that the class representatives and the Trustees in the Class Action Lawsuit will propose and request the entry of (after notice to all class members and a hearing) by the Court, which order will (i) approve the actions of the Trustees in causing the Trust to commence the Limited Fund Proceeding, (ii) approve the settlement of the Class Action Lawsuit on terms and conditions satisfactory to the class representatives and the Trustees, (iii) authorize and approve the execution, delivery and performance by the Trustees and the Trust of a master agreement in the form agreed to between the Company and the Trust and the agreements and actions contemplated therein and of all documents and agreements necessary to effectuate the settlement of the Class Action Lawsuit, (iv) direct the class representatives to execute on behalf of themselves and all class members and to deliver to the Trustees and the Company unconditional releases of the Company and its former, present and future affiliates and successors and cognate covenants not to sue in form and substance reasonably satisfactory to the Company, (v) enjoin all class members from commencing or maintaining any action or proceeding based on asbestos claims against the Trust, except as provided in the Settlement Order, or against the Company or its former, present or future affiliates or successors and (vi) reaffirm the injunctive provisions (PARA29) of the Confirmation Order.

    SETTLING INSURANCE COMPANY means any insurance company or insurance broker which has entered into, or subsequently enters into, a Settlement Agreement.

    SPECIAL FUND TRUST means the trust established pursuant to the Asbestos Victims Special Fund Trust Agreement dated as of February 6, 1986 among Stanley
J. Levy, Frederick M. Baron, Thomas W. Henderson, Gene Locks and Ronald L. Motley as trustors and as trustees, a copy of which is attached to the Plan as
Exhibit I. It is understood that the Trustees will be added as additional trustees of the Special Fund Trust to serve effective as of the Consummation Date.

    STOCK PROCEEDS FUND has the meaning assigned to it in Section 4.01 of the Trust Agreement.

    SUPPLEMENTAL AGREEMENT means the Manville Personal Injury Settlement Trust Supplemental Agreement dated as of November 28, 1988 between the Company and the Trust, with respect to the period from November 28, 1988 to and November 14, 1990 (inclusive); the First Amended and Restated Supplemental Agreement, with
respect to the period from November 15, 1990 to                     2, and  from
and  after                       *, the Second Amended and Restated Supplemental
Agreement, as the same may thereafter be amended, modified, or amended and restated by the parties in accordance with the terms thereof.

------------------------
2 Effective date of Second Amended and Restated Supplemental Agreement to be inserted.

                                    A-A-A-16

    SUBSIDIARY means with respect to any Person any corporation or other entity of which securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

    TENDER OFFER means an offer to acquire shares of Manville Common Stock with respect to which a Schedule 14D-1 is required to be filed with the Commission pursuant to Rule 14d-3 under the Exchange Act.

    TERMINATION DATE has the meaning assigned to it in Section 6.02 of the Trust Agreement.

    TRANSFER means, with respect to any share of Manville Common Stock, any sale, transfer, assignment or exchange of, or pledge or other hypothecation of or imposition of an Encumbrance on, or granting of an option to purchase with respect to, or any donation or gifting of, or any other disposition of any type whatsoever of any record or beneficial interest in such shares of Manville Common Stock. The words TRANSFER when used as a verb and TRANSFEREE shall have correlative meanings.

    TRANSFEREE INDEMNIFICATION LIABILITY means a Claim arising from the sale following the Filing Date of any of the Debtors' businesses that is asserted by the purchaser of any of such businesses.

    TRAVELERS AGREEMENT means the settlement agreement dated July 18, 1984, with Travelers Insurance Co., Home Insurance Co. and the Lloyd's Syndicates and British Companies named therein, providing for $314,415,000 in cash, plus accrued interest thereon.

    TRUST means the Manville Personal Injury Settlement Trust established pursuant to Article II of the Trust Agreement.

    TRUST AGREEMENT means the Manville Personal Injury Settlement Trust Agreement between the Debtors and the Trustees dated as at the Consummation Date, as it may be amended or modified from time to time in accordance with
Section 6.03 thereof.

    TRUST  ASSETS  means the  assets of  the  Trust as  more fully  described in
Article II of the Trust Agreement.

    TRUST CLAIM means any claim asserting Trust Liabilities to a Beneficiary.

    TRUST ESTATE at any time means all assets of the Trust at such time.

    TRUST EXPENSES means all expenses of the Trust determined on a cash basis (including, without limitation, compensation, legal, accounting and other professional fees, expenses relating to the operation of the Claims Resolution Facility, disbursements and related expenses, corporate overhead and reimbursement and indemnification payments) other than payments in respect of Trust Claims.

    TRUST  LIABILITIES  means  all  Other Asbestos  Obligations  and  Allowed AH
Claims.

    TRUSTEES means the Persons approved by the Court to act as trustees under the Trust Agreement and their successors pursuant to Article V thereof.

    TRUSTORS means the Debtors and the Canadian Companies.

    UNLIQUIDATED means, with respect to any Trust Claim or Property Claim, a Trust Claim or Property Claim as to which Liquidation has not yet occurred.

    UNSECURED CREDITORS' COMMITTEE means the "Official Committee of Unsecured Creditors" consisting of those heretofore or hereafter appointed in the Cases by the Acting United States Trustee for the Southern District of New York.

    WARRANT AGREEMENT means the agreement, dated as of the Consummation Date, between the Company and the Warrant Agent thereunder, substantially in the form of Exhibit C to the Plan, as it may be modified or amended from time to time.

    WARRANTS means the warrants to purchase shares of Manville Common Stock issued pursuant to the Warrant Agreement.

                                    A-A-A-17

                                                                       EXHIBIT B
                                                               TO PROFIT SHARING
                                                              EXCHANGE AGREEMENT

                                    FORM OF
                              NINTH3 AMENDMENT TO
                            MANVILLE PERSONAL INJURY
                           SETTLEMENT TRUST AGREEMENT

    NINTH AMENDMENT, dated as of               , 199  (the "Ninth Amendment") to
the Trust Agreement, dated as of November 28, 1988 by and among Johns-Manville Corporation, Manville Corporation (the "Company"), Manville Sales Corporation, Manville Canada Inc., Manville Investment Corporation, Ken-Caryl Ranch
Corporation and SAL Contract & Supply, Inc. as Trustors (collectively, the "Trustors") and Donald M. Blinken, Daniel Fogel, Francis H. Hare, Jr., John C. Sawhill (the "Former Trustees") and Christian E. Markey, Jr., as trustees for the Manville Personal Injury Settlement Trust (the "Trust"), as amended by the First, Second and Third Amendments to the Trust Agreement dated as of February 14, 1989, November 15, 1990, and December 6, 1991, respectively between the Company, Mr. Markey and the Former Trustees, and as further amended by the Fourth, Fifth, Sixth, Seventh and Eighth Amendments to the Trust Agreement dated as of August 6, 1992, December 9, 1992, November 5, 1993, September 22, 1994,
and                 , 1995, respectively between the Company, Mr. Markey, Robert
A. Falise, Louis Klein, Jr., and Frank J. Macchiarola, and, in the case of the Seventh Amendment, Charles T. Hagel, as trustees of the Trust (the Trust Agreement and all eight prior Amendments being collectively referred to herein as the "Trust Agreement").

    WHEREAS, Section 6.03(a) of the Trust Agreement provides for the amendment of the Trust Agreement by the Company (as successor to the Trustors for such purpose) and the Trustees of the Trust after consultation with Selected Counsel for the Beneficiaries (as defined in Exhibit A to the Second Amended and Restated Plan of Reorganization of the Company and the other Debtors (as therein defined)(the "Plan of Reorganization")); and

    WHEREAS, the Trustees of the Trust and the Company (as successor to the Trustors for this purpose pursuant to Section 6.03(a) of the Trust Agreement) wish to amend the Trust Agreement in the manner provided herein; and

    WHEREAS, the Selected Counsel for the Beneficiaries have been consulted and have given their concurrence with respect to the amendment to the Trust Agreement effectuated hereby; and

    WHEREAS,  the Profit Sharing Exchange Agreement, dated               , 1995,
between the Company and the Trust (the "Exchange Agreement") contemplates the execution of this Ninth Amendment, and in accordance with such Profit Sharing Exchange Agreement, the execution and performance by the Trustees of this Ninth Amendment and the transactions contemplated hereby have been approved by order of the United States Bankruptcy Court for the Southern District of New York pursuant to the jurisdiction retained by such Court under the Plan of Reorganization; and

    WHEREAS, the execution, delivery and effectiveness of this Ninth Amendment is a condition precedent to the Company's obligation to declare a dividend or other payment from Proceeds (as defined in the Exchange Agreement) pursuant to the terms of Section 3.03 of the Exchange Agreement, notice of the intended declaration of which on the date hereof has been provided to the Trust (the "Dividend").

------------------------
3 This Amendment shall be appropriately numbered at the time of its adoption.

                                     A-B-1

    NOW THEREFORE, the parties hereto agree to amend the Trust Agreement as follows:

    1. Section 6.02(b) of the Trust Agreement is hereby amended to read in its entirety as follows:

    "(b) On the Termination Date, all Trust Claims shall be extinguished, the Trust shall be dissolved, the Company shall assume all of the Trust's liabilities other than Trust Claims and the injunction provided for in Paragraph 9.2.A.3 of the Plan shall be modified in accordance with the order issuing such injunction, and all of the Trust's assets shall, except as provided in Subsections (c) and (d) below, be transferred and assigned to (i) the PD Trust, if the PD Trust is then in existence, or (ii) the Company or any designees of the Company, if the PD Trust is not then in existence, and the Trustees and the Company agree to execute and deliver, or cause to be executed and delivered, such agreements, instruments and other documents as may be necessary or advisable to implement the foregoing."

    2. Except as specifically amended pursuant to Paragraph 1 above, the Trust Agreement shall remain in full force and effect and is ratified and confirmed in all respects.

    3. This Ninth Amendment shall be governed by and construed in accordance with the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

    4. This Ninth Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Trust Agreement.

    5. The terms of this Ninth Amendment shall be effective as of the date first above written; PROVIDED, HOWEVER, that if the Dividend is not declared by the Company on the date first above written, then on the day immediately following such date this Ninth Amendment shall terminate and be of no further force and effect and Section 6.02(b) shall re-enter into effect as it read immediately prior to the effectiveness of this Ninth Amendment.

                                     A-B-2

    IN WITNESS WHEREOF, the Company as successor to the Trustors, has caused this Ninth Amendment to be executed by its duly authorized officer and attested by another duly authorized officer, and the Trustees of the Trust have executed this Ninth Amendment, all as of the day and year first above written.

                                          MANVILLE CORPORATION

                                          By: _______________________________
                                             Name:
                                             Title:
Attest:

--------------------------

                                          TRUSTEES

                                          ___________________________ as Trustee
                                          Robert A. Falise

                                          ___________________________ as Trustee
                                          Louis Klein, Jr.

                                          ___________________________ as Trustee
                                          Frank J. Macchiarola

                                          ___________________________ as Trustee
                                          Christian E. Markey, Jr.

                                     A-B-3

                                                                       EXHIBIT C
                                                               TO PROFIT SHARING
                                                              EXCHANGE AGREEMENT

                                 CALCULATION OF
                              FULLY DILUTED SHARES

                                                                                                 NUMBER OF SHARES
                                                                                                 -----------------
Issued and outstanding shares of Common Stock as of October 25, 1995...........................       122,745,154
Shares of Common Stock issuable upon the exercise of stock options under the Company's Stock
 Incentive Plan as of October 25, 1995.........................................................           633,700
Shares of Common Stock issuable upon the exercise of Warrants under the Warrant Agreement dated
 as of November 28, 1988 as of October 25, 1995................................................         6,977,472
Shares of Common Stock issuable upon the exercise of all options, warrants, calls, rights, agreements, convertible or exchangeable securities or other commitments outstanding or in
 effect as of October 25, 1995 (without duplication of shares accounted for above):............                 0
    Warrants...................................................................................                 0
    Options....................................................................................                 0
                                                                                                 -----------------
      Total....................................................................................       130,356,326

                                     A-C-1

                                                                         ANNEX B

                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                      RIVERWOOD INTERNATIONAL CORPORATION,
                            CDRO HOLDING CORPORATION
                                      AND
                          CDRO ACQUISITION CORPORATION
                                  DATED AS OF
                                OCTOBER 25, 1995

                               TABLE OF CONTENTS

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                                                                                                              PAGE
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
ARTICLE I.................................................................................................
               THE MERGER                                                                                         B-1
    Section 1.1       The Merger..........................................................................        B-1
    Section 1.2       Effective Time......................................................................        B-1
    Section 1.3       Closing.............................................................................        B-1
    Section 1.4       Certificate of Incorporation; By-Laws...............................................        B-2
    Section 1.5       Directors and Officers of the Surviving Corporation.................................        B-2
ARTICLE II................................................................................................
               CONVERSION OF SHARES                                                                               B-2
    Section 2.1       Conversion of Capital Stock.........................................................        B-2
    Section 2.2       Exchange of Certificates............................................................        B-3
    Section 2.3       Company Option Plans................................................................        B-4
    Section 2.4       Dissenter's Rights..................................................................        B-4
ARTICLE III...............................................................................................
               REPRESENTATIONS AND WARRANTIES OF THE COMPANY                                                      B-5
    Section 3.1       Organization........................................................................        B-5
    Section 3.2       Capitalization......................................................................        B-5
    Section 3.3       Authorization; Validity of Agreement................................................        B-6
    Section 3.4       No Violations; Consents and Approvals...............................................        B-6
    Section 3.5       SEC Reports and Financial Statements................................................        B-7
    Section 3.6       Absence of Certain Changes..........................................................        B-7
    Section 3.7       Absence of Undisclosed Liabilities..................................................        B-7
    Section 3.8       Proxy Statement; Schedule 13E-3; Offer Documents....................................        B-8
    Section 3.9       Employee Benefit Plans; ERISA.......................................................        B-8
    Section 3.10      Litigation; Compliance with Law.....................................................       B-10
    Section 3.11      Intellectual Property...............................................................       B-11
    Section 3.12      Identified Contracts................................................................       B-11
    Section 3.13      Taxes...............................................................................       B-13
    Section 3.14      Environmental Matters...............................................................       B-14
    Section 3.15      Required Vote by Company Stockholders...............................................       B-16
    Section 3.16      Brokers.............................................................................       B-16
    Section 3.17      Opinions of Financial Advisors......................................................       B-16
    Section 3.18      Assets..............................................................................       B-16
    Section 3.19      Real Property.......................................................................       B-16
    Section 3.20      Insurance...........................................................................       B-17
    Section 3.21      Labor Matters, etc..................................................................       B-17
    Section 3.22      No Stockholder-Related Claims.......................................................       B-18
    Section 3.23      Affiliate Transactions..............................................................       B-18
    Section 3.24      Disclosure; No Other Representations or Warranties..................................       B-18
ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF PARENT
                AND THE PURCHASER.........................................................................       B-19
    Section 4.1       Organization........................................................................       B-19
    Section 4.2       Authorization; Validity of Agreement................................................       B-19
    Section 4.3       Consents and Approvals; No Violations...............................................       B-19
    Section 4.4       Information in Proxy Statement; Schedule 13E-3; Offer Documents.....................       B-20
    Section 4.5       Financing...........................................................................       B-20
    Section 4.6       Beneficial Ownership of Shares......................................................       B-21
    Section 4.7       No Prior Activities.................................................................       B-21
    Section 4.8       Brokers.............................................................................       B-21
    Section 4.9       No Other Representations or Warranties..............................................       B-21
    Section 4.10      Surviving Corporation After the Merger..............................................       B-21
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                                       i
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
ARTICLE V.................................................................................................
               COVENANTS                                                                                         B-22
    Section 5.1       Interim Operations of the Company...................................................       B-22
    Section 5.2       Acquisition Proposals...............................................................       B-23
    Section 5.3       Access to Information...............................................................       B-24
    Section 5.4       Further Action; Reasonable Efforts..................................................       B-25
    Section 5.5       Employee Benefits...................................................................       B-25
    Section 5.6       Stockholders' Meeting; Proxy Statement..............................................       B-27
    Section 5.7       Notification of Certain Matters.....................................................       B-27
    Section 5.8       Directors' and Officers' Insurance and Indemnification..............................       B-28
    Section 5.9       Publicity...........................................................................       B-29
    Section 5.10      Certain Arrangements................................................................       B-29
    Section 5.11      Offers and Solicitations of Consents................................................       B-29
    Section 5.12      Certain Information.................................................................       B-29
    Section 5.13      Patent Review.......................................................................       B-30
    Section 5.14      Additional Consents.................................................................       B-30
ARTICLE VI................................................................................................
               CONDITIONS                                                                                        B-31
    Section 6.1       Conditions to Each Party's Obligation To Effect the Merger..........................       B-31
    Section 6.2       Conditions to the Obligation of the Company to Effect the Merger....................       B-31
    Section 6.3       Conditions to Obligations of Parent and the Purchaser to Effect the Merger..........       B-32
ARTICLE VII...............................................................................................
               TERMINATION                                                                                       B-33
    Section 7.1       Termination.........................................................................       B-33
    Section 7.2       Effect of Termination...............................................................       B-35
ARTICLE VIII..............................................................................................
               MISCELLANEOUS                                                                                     B-35
    Section 8.1       Fees and Expenses...................................................................       B-35
    Section 8.2       Amendment; Waiver...................................................................       B-37
    Section 8.3       Survival............................................................................       B-37
    Section 8.4       Notices.............................................................................       B-38
    Section 8.5       Interpretation......................................................................       B-39
    Section 8.6       Headings; Schedules.................................................................       B-39
    Section 8.7       Counterparts........................................................................       B-39
    Section 8.8       Entire Agreement....................................................................       B-39
    Section 8.9       Severability........................................................................       B-40
    Section 8.10      Governing Law.......................................................................       B-40
    Section 8.11      Assignment..........................................................................       B-40

                             TABLE OF DEFINED TERMS

TERM                                                                                                    SECTION
---------------------------------------------------------------------------------------------------  -------------
Acquisition Proposal...............................................................................   5.2(c)
Acquisition Transaction............................................................................   5.2(c)
affiliates.........................................................................................   8.5
Antitrust Division.................................................................................   5.4(b)
Applicable Amount..................................................................................   2.3
Assets.............................................................................................   3.18(a)
Awards.............................................................................................   2.3
Balance Sheet......................................................................................   3.7
beneficial ownership...............................................................................   8.5
Board..............................................................................................   3.3(a)
Certificate of Merger..............................................................................   1.2
Certificates.......................................................................................   2.2(b)
Closing............................................................................................   1.3
Closing Date.......................................................................................   1.3
Code...............................................................................................   3.9(b)(v)
Collective Bargaining Agreement....................................................................   3.21
Commitment Fees....................................................................................   8.1(c)
Company............................................................................................  Recitals
Company Common Stock...............................................................................   2.1
Company Intellectual Property......................................................................   3.11
Company SEC Documents..............................................................................   3.5
Competition Laws...................................................................................   5.4(b)
Confidentiality Agreement..........................................................................   5.3(a)
Convertible Notes..................................................................................   3.2(a)
DGCL...............................................................................................  Recitals
Disclosure Schedule................................................................................     3.1
Dissenting Shares..................................................................................     2.4
Effective Time.....................................................................................     1.2
Employment and Withholding Taxes...................................................................     3.13(d)
Environmental Assessment...........................................................................     5.3(b)
Environmental Claim................................................................................     3.14(e)(i)
Environmental Consultant...........................................................................     5.3(b)
Environmental Laws.................................................................................     3.14(e)(ii)
ERISA..............................................................................................     3.9(a)
ERISA Affiliate....................................................................................     3.9(a)
ERISA Plans........................................................................................     3.9(a)
Exchange Act.......................................................................................     3.4(b)
Exchange Agreement.................................................................................     6.1(f)
Expense Cap........................................................................................     8.1(d)
Expenses...........................................................................................     8.1(f)
Fee................................................................................................     8.1(b)
Financing..........................................................................................     4.5
FTC................................................................................................     5.4(b)
Fund V.............................................................................................     4.5
GAAP...............................................................................................     3.5
Governmental Entity................................................................................     3.4(b)
Hazardous Substance................................................................................     3.14(e)(iii)
HSR Act............................................................................................     5.4(b)
Identified Contracts...............................................................................     3.12(a)
Immaterial Subsidiaries............................................................................     3.1
Indemnified Parties................................................................................     5.8(a)
Indentures.........................................................................................     5.11
Intellectual Property..............................................................................     3.11

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
TERM                                                                                                    SECTION
---------------------------------------------------------------------------------------------------  -------------
Involuntary Breach.................................................................................   8.1(c)(v)
Laws...............................................................................................   3.4(a)
Leased Real Property...............................................................................   3.19(c)
Leases.............................................................................................   3.19(c)
Lien...............................................................................................   3.18(b)
Litigation.........................................................................................   3.10(a)
Material Adverse Effect............................................................................   3.1
Material Contracts.................................................................................   3.12(a)
Merger.............................................................................................   1.1
Merger Consideration...............................................................................   2.1(a)
Minimum Tenders....................................................................................   6.3(f)
Notes..............................................................................................   5.11
Offers.............................................................................................   5.11
Option Plans.......................................................................................   2.3
Owned Real Property................................................................................   3.19(c)
Parent.............................................................................................  Recitals
Patent Review......................................................................................     5.13
Paying Agent.......................................................................................     2.2(a)
PBGC...............................................................................................     3.9(c)
PD Trust...........................................................................................     6.1(e)
Permits............................................................................................     3.10(c)
Permitted Lien.....................................................................................     3.18(c)
Person.............................................................................................     3.1
Plans..............................................................................................     3.9(a)
Preferred Stock....................................................................................     3.2(a)
Prepaid Policy.....................................................................................     5.8(b)
Proposed Amendments................................................................................     5.11
Proxy Statement....................................................................................     5.6(b)
Purchaser..........................................................................................  Recitals
Purchaser Common Stock.............................................................................     2.1
Purchaser Disclosure Schedule......................................................................     4.3(b)
Real Property......................................................................................     3.19(c)
Release............................................................................................     3.14(e)(iv)
Restricted Stock Units.............................................................................     2.3
Return.............................................................................................     3.13(d)
RIUSA..............................................................................................     3.22
SARs...............................................................................................     2.3
Stockholder........................................................................................  Recitals
Schedule Supplements...............................................................................     5.7(b)
Schedule 13E-3.....................................................................................     3.8(b)
Securities Act.....................................................................................     3.5
SEC................................................................................................     3.5
Secretary of State.................................................................................     1.2
Shares.............................................................................................     2.1
Special Meeting....................................................................................     5.6(a)
Subsidiary.........................................................................................     3.1
Superior Proposal..................................................................................     7.1(c)
Supplemental Indenture.............................................................................     5.11
Surviving Corporation..............................................................................     1.1
Tax................................................................................................     3.13(d)
Tax Matters Agreement..............................................................................  Recitals
Technology.........................................................................................     3.11
Trust..............................................................................................     6.1(e)
Trustee............................................................................................     5.11
Voting Agreement...................................................................................  Recitals

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER, dated as of October 25, 1995, by and among Riverwood International Corporation, a Delaware corporation (the "Company"), CDRO Holding Corporation, a Delaware corporation ("Parent"), and CDRO Acquisition Corporation, a wholly owned subsidiary of Parent and a Delaware corporation (the "Purchaser").

    WHEREAS, the Boards of Directors of Parent, the Purchaser and the Company have each approved, and deem it advisable and in the best interests of their respective shareholders to consummate, the acquisition of the Company by Parent upon the terms and subject to the conditions set forth herein; and

    WHEREAS, in furtherance of such acquisition, (A) the Boards of Directors of Parent, the Purchaser and the Company have each approved this Agreement and the merger of the Purchaser with and into the Company in accordance with the terms of this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"), and (B) in order to induce Parent and the Purchaser to enter into the Merger Agreement, concurrently with the execution and delivery hereof, Parent, the Purchaser and Manville Corporation, a Delaware corporation ("Stockholder"), are entering into a Voting and Indemnification Agreement dated as of the date hereof (the "Voting Agreement") among such parties, and Parent, the Purchaser, Stockholder and the Company are entering into a Tax Matters Agreement dated as of the date hereof (the "Tax Matters Agreement");

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

    Section 1.1 THE MERGER. Upon the terms and subject to conditions of this Agreement and in accordance with the DGCL, at the Effective Time (as defined in Section 1.2 hereof), (A) the Purchaser shall be merged with and into the Company or (B) at the Purchaser's election, the Company shall be merged with and into the Purchaser (either such merger, the "Merger") and the separate corporate existence of the corporation being merged into the other corporation shall cease. After the Merger, the Company, in the case of clause (a) above, or the Purchaser, in the case of clause (b) above, shall continue as the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation"). The Merger shall have the effect as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, upon the Merger, all the rights, privileges, immunities, powers and franchises of the Company and the Purchaser shall vest in the Surviving Corporation and all obligations, duties, debts and liabilities of the Company and the Purchaser shall be the obligations, duties, debts and liabilities of the Surviving Corporation.

    Section 1.2 EFFECTIVE TIME. On or as promptly as practicable following the Closing Date (as defined in Section 1.3), the Purchaser and the Company will cause an appropriate Certificate of Merger (the "Certificate of Merger") to be executed and filed with the Secretary of State of the State of Delaware (the "Secretary of State") in such form and executed as provided in the DGCL. The Merger shall become effective on the date on which the Certificate of Merger has been duly filed with the Secretary of State or such time as is agreed upon by the parties and specified in the Certificate of Merger, and such time is hereinafter referred to as the "Effective Time."

    Section 1.3 CLOSING. The closing of the Merger (the "Closing") will take place at 10:00 a.m., New York time, on a date to be specified by the parties, which shall be no later than the second business day after satisfaction or waiver of all of the conditions set forth in Article VI hereof (the "Closing Date"), at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, unless another date or place is agreed to in writing by the parties hereto.

    Section 1.4  CERTIFICATE OF INCORPORATION; BY-LAWS.  Pursuant to the Merger,
(X) the Certificate of Incorporation of the Purchaser, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation (except that the name of the Surviving Corporation set forth in the Certificate of Incorporation shall be such name as may be determined by the Purchaser prior to the Effective Time) and (Y) the By-laws of the Purchaser, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation until thereafter amended as provided by law, the Certificate of Incorporation and such By-laws.

    Section 1.5  DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.

    (a) The directors of the Purchaser immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and By-laws.

    (b) The officers of the Purchaser immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

                                   ARTICLE II
                              CONVERSION OF SHARES

    Section 2.1 CONVERSION OF CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of common stock, par value $.01 per share, of the Company (referred to herein as "Shares" or "Company Common Stock") or the common stock, par value $.01 per share, of the Purchaser (the "Purchaser Common Stock"):

    (a) Each issued and outstanding share of Company Common Stock (other than Shares to be cancelled in accordance with Section 2.1(c) and other than Dissenting Shares covered by Section 2.4) shall be converted into the right to receive $20.25 per share in cash, payable to the holder thereof, without interest (the "Merger Consideration"), upon surrender of the certificate formerly representing such share of Company Common Stock in the manner provided in Section 2.2. All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such certificate in accordance with Section 2.2. Any payment made pursuant to this Section 2.1(a) shall be made net of applicable withholding taxes to the extent such withholding is required by law; PROVIDED that, with respect to any such payment to be made to any Person who (I) at any time during the shorter of the periods described in section 897(c)(1)(A)(ii) of the Code and the Treasury Regulations thereunder, beneficially owned more than five percent, taking into account the constructive ownership rules described in section 897(c)(6)(C) of the Code and the Treasury Regulations thereunder, of the fair market value of any class of stock of the Company and (II) has not delivered to the Purchaser, prior to the time for making such payment, a certificate, as contemplated under and meeting the requirements of section 1.1445-2(b)(2)(i) of the Treasury Regulations, to the effect that such Person is not a foreign person within the meaning of the Code and applicable Treasury Regulations, the Purchaser shall withhold from such payment an amount equal to 10% thereof and pay over such amount to the Internal Revenue Service.

    (b) Each issued and outstanding share of the Purchaser Common Stock shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation.

    (c) All shares of Company Common Stock that are held by the Company as treasury stock and any shares of Company Common Stock owned by Parent, the Purchaser or any other subsidiary of Parent shall be cancelled and retired and shall cease to exist and no Merger Consideration shall be delivered in exchange therefor.

    Section 2.2  EXCHANGE OF CERTIFICATES.

    (a) Prior to the Effective Time, Parent shall designate the Company's registrar and transfer agent, or Chemical Bank (or any successor thereto), or such other bank or trust company as may be approved in writing by the Company (which approval shall not be unreasonably withheld), to act as paying agent for the holders of Shares in connection with the Merger, pursuant to an agreement providing for the matters set forth in this Section 2.2 and such other matters as may be appropriate and the terms of which shall be reasonably satisfactory to the Company (the "Paying Agent"), to receive the funds to which holders of Shares shall become entitled pursuant to Section 2.1(a). Immediately prior to the Effective Time, Parent will cause to be deposited in trust with the Paying Agent for the benefit of holders of Company Common Stock the funds necessary to complete the payments contemplated by Section 2.1(a) with respect to shares of Company Common Stock other than Stockholder Shares (as such term is defined in the Voting Agreement (as defined below)) on a timely basis.

    (b) At the Effective Time, Parent will instruct the Paying Agent to promptly, and in any event not later than three business days following the Effective Time, mail (and to make available for collection by hand) to each holder of record of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates"), whose Shares were converted pursuant to Section 2.1(a) into the right to receive the Merger Consideration (I) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (II) instructions for use in effecting the surrender of the Certificates in exchange for payment of the Merger
Consideration (which shall provide that at the election of the surrendering holder Certificates may be surrendered, and payment therefor collected, by hand delivery). Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by the Company, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate, to be mailed (or made available for collection by hand if so elected by the surrendering holder) within three business days of receipt thereof, and the Certificate so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable. Merger Consideration payable in respect of Certificates representing Company Common Stock held by Stockholder shall be paid only to the person in whose name the surrendered Certificate is registered. Until surrendered as contemplated by this Section 2.2, each Certificate (other than Certificates representing Company Common Stock held by Parent or the Purchaser, or any subsidiary of Parent or the Purchaser, or Dissenting Shares (as defined in Section 2.4)) shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Section 2.2.

    (c) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person (as defined in 3.1) claiming such Certificate to be lost, stolen or destroyed, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof as determined in accordance with this Article II, PROVIDED that the Person to whom the Merger Consideration is paid shall, as a condition precedent to the payment thereof, give the Surviving Corporation a bond in such sum as it may direct or otherwise indemnify the Surviving Corporation in a manner satisfactory to it against any claim that may be made against the Surviving Corporation with respect to the Certificate claimed to have been lost, stolen or destroyed.

    (d) After the Effective Time, the stock transfer books of the Company shall be closed and there shall be no transfers on the stock transfer books of the Surviving Corporation of Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration as provided in this Article II.

    (e) Notwithstanding the provisions of this Section 2.2, at the Effective Time, (I) the Purchaser shall pay to Stockholder by wire transfer an amount equal to the Merger Consideration multiplied by the number of Stockholder Shares to the account of the Stockholder designated at least two business days prior to the Closing Date, net of applicable withholding taxes, and (II) the Stockholder shall deliver to the Purchaser, free and clear of any Liens, one or more share certificates representing all of the Stockholder Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, and bearing or accompanied by all requisite stock transfer stamps.

    Section 2.3 COMPANY OPTION PLANS. Except as Parent or the Purchaser and the holder of an Award (as defined below) otherwise agree, the Company shall take all actions necessary to provide that, upon the Effective Time, (I) each outstanding restricted stock unit ("Restricted Stock Units") or stock appreciation right (including any Premium, Option Replacement or SAR Replacement stock appreciation right) ("SARs" and, together with the Restricted Stock Units, the "Awards") outstanding under either of the Company's 1992 Long-Term Incentive Plan or 1994 Long-Term Incentive Plan (together, the "Option Plans"), whether or not then exercisable or vested, shall become fully exercisable and vested, (II) each Award of an SAR which is then outstanding shall be cancelled and each Award of a Restricted Stock Unit which is then outstanding shall be repurchased and
(III) in consideration of such cancellation or repurchase, as the case may be, the Company shall pay to the holder of each such Award an amount in respect thereof equal to the product of (A) the Applicable Amount, multiplied by (B) the number of units subject thereto (such payment to be net of applicable withholding taxes); and PROVIDED that the foregoing shall not require any action which violates the Option Plans, the Awards or any agreement in effect in respect thereof. The term "Applicable Amount" shall mean (I) in the case of Awards of Restricted Stock Units, the Merger Consideration or (II) in the case of Awards of SARS, the excess of (A)(1) with respect to Awards of SARS granted under the 1994 Long Term Incentive Plan, the greater of the Merger Consideration or the highest price of a Share (as determined by the Committee administering the 1994 Long Term Incentive Plan) paid in a BONA FIDE transaction during the 60 day period preceding and including the Effective Time or (2) with respect to all Awards of SARS other than those specified in clause (ii)(A)(1), the Merger Consideration, over (B) the applicable grant price of each such Award.

    Section 2.4 DISSENTER'S RIGHTS. Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has delivered a written demand for appraisal of such shares in accordance with Section 262 of the DGCL, if such Section 262 provides for appraisal rights for such Shares in the Merger ("Dissenting Shares"), shall not be converted into the right to receive the Merger Consideration, as provided in
Section 2.1(a) hereof, unless and until such holder fails to perfect or effectively withdraws or otherwise loses his right to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses his right to appraisal, such Dissenting Shares shall thereupon be treated as if they had been converted as of the Effective Time into the right to receive the Merger consideration to which such holder is entitled, without interest or dividends thereon. The Company shall give the Purchaser prompt notice of any demands received by the Company for appraisal of Shares, and, prior to the Effective Time, the Purchaser shall have the right to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of the Purchaser, make any payment with respect to or offer to settle, any such demands.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to Parent and the Purchaser, as of the date hereof and as of the Closing Date, that:

    Section 3.1 ORGANIZATION. Each of the Company and its Subsidiaries (as hereinafter defined) is a corporation or other entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, and has all requisite corporate power and authority to own, lease, use and operate its properties and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns real property or in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed individually and in the aggregate would not have or result in a Material Adverse Effect. The term "Material Adverse Effect" means a material adverse effect on the business, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole. None of the Company or any of its Subsidiaries (other than any Immaterial Subsidiary) is in breach or violation of any of its certificate of incorporation, by-laws or other organizational documents. "Immaterial Subsidiaries" shall mean those inactive or otherwise immaterial Subsidiaries of the Company indicated on Schedule 3.1 of the Disclosure Schedule. The Company has previously delivered to Parent a complete and correct copy of each of its Restated Certificate of Incorporation and By-Laws, as currently in effect. Schedule 3.1 of the disclosure schedule delivered by  the  Company  to Parent  on  or  prior to  the  date  hereof  (the
"Disclosure Schedule") sets forth a complete and correct list of the Subsidiaries of the Company and their respective jurisdictions of incorporation or organization. "Subsidiary" shall mean with respect to any Person, any corporation or other entity of which 50% or more of the securities or other interests having by their terms ordinary voting power for the election of directors or others performing similar functions with respect to such entity is directly or indirectly owned by such Person. "Person" shall mean any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, unincorporated entity or Governmental Entity (as defined in Section 3.4(b)).

    Section 3.2  CAPITALIZATION.

    (a) The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 100,000,000 preferred shares, par value $1.00 per share (the "Preferred Stock"). The number of shares of Company Common Stock issued and outstanding is 65,675,578 shares on the date hereof, and at the Effective Time will be 65,675,578 shares plus not more than 150,000 shares issued after the date hereof as required pursuant to the terms of the Riverwood International Hourly Savings Plan and Riverwood International Savings Plan, as each such plan is in effect on the date hereof. No shares of Company Common Stock are issued and held in the treasury of the Company, and there are no shares of Preferred Stock issued and outstanding. All the outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and nonassessable. There is outstanding $125,000,000 principal amount of 6 3/4% Convertible Subordinated Notes due 2003 (the "Convertible Notes") that upon certain circumstances become convertible into Company Common Stock and 7,126,250 shares of Company Common Stock are reserved for issuance upon conversion of Convertible Notes. Complete and correct copies of the indenture and any other agreement or instrument to which the Company is a party governing the
Convertible Notes, including any and all amendments, modifications and supplements thereto, have been made available by the Company to Parent and the Purchaser. Other than the Convertible Notes, and except as set forth in Schedule 3.2(a) of the Disclosure Schedule, there are no existing (I) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in, the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (II) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any Subsidiary of the Company or
(III) voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries.

    (b) Except as set forth in Schedule 3.2(b) of the Disclosure Schedule and except for directors' qualifying shares (I) all of the outstanding shares of capital stock (or equivalent equity interests of entities other than corporations) of each of the Company's Subsidiaries are beneficially owned, directly or indirectly, by the Company and (II) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person (other than any shares and interests that have a market or other fair value not in excess of $2,000,000 in the aggregate), or is obligated to make any capital contribution to or other investment in any other Person.

    Section 3.3  AUTHORIZATION; VALIDITY OF AGREEMENT.

    (a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to approval of its stockholders as contemplated by Section 5.6 hereof, to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company (the "Board") and, other than approval and adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by Parent and the Purchaser, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforcement may be subject to or limited by (I) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (II) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

    (b) The provisions of Section 203 of the DGCL are inapplicable to the transactions contemplated by this Agreement.

    Section 3.4  NO VIOLATIONS; CONSENTS AND APPROVALS.

    (a) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated
hereby   will  (I)  violate  any  provision   of  the  Restated  Certificate  of
Incorporation or By-Laws of the Company, (II) except as set forth in Schedule 3.4(a) of the Disclosure Schedule, conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration, or to the imposition of any Lien (as defined in Section 3.18(b))) under, or result in the acceleration or trigger of any payment, time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee or other evidence of indebtedness, lease, license, contract, agreement, plan or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their assets may be bound or (III) conflict with or violate any federal, state, local or foreign order, writ, injunction, judgment, award, decree, statute, law, rule or regulation (collectively, "Laws") applicable to the Company, any of its Subsidiaries or any of their properties or assets; except in the case of clauses
(ii) or

(iii) for such conflicts, violations, breaches, defaults or Liens which individually and in the aggregate would not have or result in a Material Adverse Effect or materially impair or delay the consummation of the transactions contemplated hereby.

    (b) Except as disclosed in Schedule 3.4(b) of the Disclosure Schedule, no filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any federal, state, local or foreign court, legislative, executive or regulatory authority or agency (a "Governmental Entity") or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except (I) applicable requirements under Competition Laws (as defined in Section 5.4(b)), (II) applicable requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (III) the filing of the Certificate of Merger with the Secretary of State, (IV) applicable requirements under "blue sky" laws of various states, (V) applicable requirements under Environmental Laws (as defined in Section 3.14(d)(ii)) relating to transfer or assumption of Permits (as defined in Section 3.10(c)) required thereunder for the conduct of business by the Company and its Subsidiaries and (VI) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made individually and in the aggregate would not have or result in a Material Adverse Effect or materially impair or delay the consummation of the transactions contemplated hereby.

    Section 3.5 SEC REPORTS AND FINANCIAL STATEMENTS. The Company has filed with the Securities and Exchange Commission (the "SEC"), all forms and documents required to be filed by it since January 1, 1992 under the Exchange Act and has heretofore made available to Parent (I) its Annual Reports on Form 10-K for the years ended December 31, 1992, December 31, 1993 and December 31, 1994, respectively, (II) its Quarterly Reports on Form 10-Q for the periods ended April 1 and July 1, 1995, (III) all proxy statements relating to meetings of stockholders of the Company since January 1, 1993 (in the form mailed to stockholders) and (IV) all other forms, reports and registration statements filed by the Company with the SEC since January 1, 1992 (other than registration statements on Form S-8 or Form 8-A, filings on Form T-1 or preliminary materials and registration statements in forms not declared effective). The documents described in clauses (i)-(iv) above (whether filed before, on or after the date hereof, but in any event not after the Closing) are referred to in this Agreement collectively as the "Company SEC Documents". As of their respective dates, the Company SEC Documents (A) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act of 1933 (the "Securities Act"), as the case may be, and the applicable rules and regulations of the SEC thereunder. The consolidated financial statements included in the Company SEC Documents have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as otherwise noted therein and except that the quarterly financial statements are subject to year end adjustment and do not contain all footnote disclosures required by GAAP) and fairly present in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries as at the dates thereof or for the periods presented therein.

    Section 3.6 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Company SEC Documents filed prior to the date hereof or as disclosed in Schedule 3.6 to the Disclosure Schedule, since July 1, 1995, (I) the Company and its Subsidiaries (other than any Immaterial Subsidiary) have conducted their respective operations only in the ordinary course consistent with past practice,
(II) there has not been a Material Adverse Effect and (III) the Company and the Subsidiaries have not taken action that if taken after the date hereof would constitute a violation of Section 5.1 (other than clause (a) thereof).

    Section 3.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except (A) as and to the extent disclosed in the Company's SEC Documents filed prior to the date hereof, including as reflected or reserved against in the balance sheet dated as of July 1, 1995 constituting a portion of the financial statements included therein (the "Balance Sheet") or in the notes thereto, (B) as and to the extent disclosed in Schedules 3.7 and 3.14 of the Disclosure Schedule or (C) for liabilities or obligations relating to environmental matters the existence of which was not required to be disclosed pursuant to the representation set forth in Section 3.14, neither the Company nor any of its Subsidiaries had as of that date any liabilities or obligations (accrued, contingent or otherwise) which (X) would be material to the Company and its Subsidiaries taken as a whole (except for obligations under executory contracts incurred in the ordinary course of business consistent with past practice that have yet to be performed and that individually and in the aggregate would not have or result in a Material Adverse Effect) or (Y) would be required to be set forth in the Balance Sheet or the notes thereto in accordance with GAAP. Except as set forth in Schedules 3.7 and
3.14 to the Disclosure Schedule or for liabilities or obligations relating to environmental matters the existence of which was not required to be disclosed pursuant to the representation set forth in Section 3.14, since the date of the Balance Sheet, neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations (accrued, contingent or otherwise) that would be required to be reflected or reserved against in an audited consolidated balance sheet of the Company and its Subsidiaries or the notes thereto prepared in accordance with GAAP, or that would be material to the Company and its Subsidiaries taken as a whole, except for such liabilities and obligations as were incurred in the ordinary course of business consistent with past practice and as individually and in the aggregate would not have or result in a Material Adverse Effect and except for liabilities and obligations resulting from the execution and delivery of this Agreement or relating to the transactions contemplated hereby.

    Section 3.8  PROXY STATEMENT; SCHEDULE 13E-3; OFFER DOCUMENTS.

    (a) The Proxy Statement (as defined in Section 5.6(d)) (and any amendment thereof or supplement thereto) at the date mailed to Company stockholders and at the time of the Special Meeting (as defined in Section 5.6(a)), (I) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (II) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; except that no representation is made by the Company with respect to statements made in the Proxy Statement based on information supplied by Parent or the Purchaser specifically for inclusion in the Proxy Statement.

    (b) None of the information provided by the Company specifically for use in any Rule 13e-3 Transaction Statement on Schedule 13E-3 required to be filed with the SEC under the Exchange Act and/or mailed to the stockholders of the Company in connection with the Merger (the "Schedule 13E-3") will at the time the
Schedule 13E-3 or any amendments thereto are so filed and/or mailed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    (c) None of the information provided by the Company specifically for use in the offers to purchase and consent solicitations and related letters of transmittal (collectively, together with any amendments or supplements thereto, the "Offer Documents") and any registration statement and any related schedules (and any amendment or supplement to any of the foregoing), filed with the SEC and/or mailed to the registered holders of the Notes (as defined in Section 5.11) of each series, as the case may be, in connection with the Offers (as defined in Section 5.11) and solicitations of consents to the Proposed Amendments (as defined in Section 5.11), at the date so filed and/or mailed (I) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    Section 3.9  EMPLOYEE BENEFIT PLANS; ERISA.

    (a) Schedule 3.9(a) of the Disclosure Schedule contains a true and complete list of each bonus, deferred compensation, incentive compensation, stock purchase, stock option or other equity based, severance, termination, change in control, retention, employment, hospitalization or other medical, life or insurance, disability, other welfare, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement, and each other employee compensation or benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to by the Company, any of its Subsidiaries or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with the Company or any of its Subsidiaries would be deemed a "single employer" within the meaning of section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for the benefit of any employee, former employee, director or former director of the Company, any of its Subsidiaries or any ERISA Affiliate or with respect to which the Company or any of its Subsidiaries has or could reasonably be expected to have any material liability (matured or unmatured, absolute or contingent) (the "Plans"). Schedule 3.9(a) identifies each of the Plans that is an "employee benefit plan," subject to ERISA (the "ERISA Plans").

    (b) With respect to each Plan, the Company has heretofore delivered or made available to the Purchaser true and complete copies of each of the following documents (including all amendments to such documents):

        (i) the Plan or a written description of any Plan not in writing;

        (ii) the most recent annual report and actuarial report if required under ERISA;

       (iii) the most recent Summary Plan Description with respect thereto if required under ERISA;

       (iv) if the Plan or any obligations thereunder are funded through a trust or any other funding vehicle, the trust or other funding agreement and the latest financial statements thereof;

        (v) the most recent determination letter received from the Internal Revenue Service with respect to each Plan intended to qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

       (vi) communications that the Company or any of its ERISA Affiliates or Subsidiaries has received from or sent to the PBGC, the Department of Labor, the Internal Revenue Service or any comparable agency of any foreign governmental entity concerning any termination of, withdrawal from or appointment of a trustee to administer any plan or the failure or alleged failure to comply with any provision of ERISA, the Code or comparable legislation of a foreign jurisdiction with respect to any plan, including any existing written description of any such oral communication.

    (c) No liability under Title I or IV of ERISA, the penalty or excise tax provisions of the Code relating to employee plans or equivalent legislation of a foreign jurisdiction has been incurred by the Company or any of its Subsidiaries or ERISA Affiliates that has not been satisfied in full, and no condition exists or event has occurred that presents a material risk to the Company or any of its Subsidiaries or ERISA Affiliates of incurring any such liability, other than (I) liability for contributions due in the ordinary course and premiums due the Pension Benefit Guaranty Corporation ("PBGC") (which contributions and premiums have been paid when due) and (II) such liabilities that individually and in the aggregate would not have or result in a Material Adverse Effect.

    (d)  Except  as  disclosed   in  Schedule  3.9(d),  no   ERISA  Plan  is   a
"multiemployer plan," as defined in section 3(37) of ERISA, nor is any ERISA Plan a plan described in section 4063(a) of ERISA.

    (e) No ERISA Plan or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived. Each ERISA Plan intended to be "qualified" within the meaning of section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified; timely application has been made for an updated determination of the Internal Revenue Service as to the continued qualification of such ERISA Plan under section 401(a) of the Code as currently in effect; no condition exists or event has occurred since the date of such initial determination that would adversely affect the qualified status of any such ERISA Plan; and each trust maintained thereunder has been determined by the Internal Revenue Service to be exempt from taxation under section 501(a) of the Code. Each Plan has been operated and administered in all respects in accordance with its terms and applicable Law, including but not limited to ERISA, the Code and equivalent legislation of a foreign jurisdiction, except any such failures to so operate or administer that individually and in the aggregate would not have or result in a Material Adverse Effect. There are no pending, or to the best knowledge of the Company, threatened, material claims by or on behalf of any Plan, by any employee or beneficiary covered under any such Plan or otherwise involving any such Plan or the assets thereof (other than routine claims for benefits).

    (f) Neither the Company nor any of the Company's Subsidiaries or ERISA Affiliates would be liable for any amount pursuant to section 4062, 4063 or 4064 of ERISA if any ERISA Plan were to terminate that individually or in the aggregate would have or result in a Material Adverse Effect. All contributions required to be made to each Plan under the terms of such Plan, applicable Law or any applicable collective bargaining agreement have been paid in full when due except where such failure individually and in the aggregate would not be material to the Company and its Subsidiaries taken as a whole.

    Section 3.10  LITIGATION; COMPLIANCE WITH LAW.

    (a) Except as disclosed in the Company SEC Documents filed prior to the date hereof or as set forth in Schedule 3.10(a) of the Disclosure Schedule, and except for Environmental Claims (which are the subject of Section 3.14), (I) there is no Litigation (as defined below) pending or, to the actual knowledge of the Company, threatened, against the Company or any of its Subsidiaries or any of their properties or assets which, individually or in the aggregate, if determined adversely to the Company or such Subsidiaries would reasonably be expected to have or result in a Material Adverse Effect, and (II) neither the Company nor any of its Subsidiaries is subject to any settlement or similar agreement with any Governmental Entity, or to any order, judgment, decree, injunction or award of any Governmental Entity or arbitrator, that individually or in the aggregate would have or result in a Material Adverse Effect. "Litigation" means any action, claim, suit, proceeding, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal or regulatory, in law or in equity, by or before any Governmental Entity or arbitrator (including worker's compensation claims).

    (b) Except as disclosed in the Company SEC Documents filed prior to the date hereof, and except for violations of Environmental Laws (which are the subject of Section 3.14), the operations of the Company and its Subsidiaries have not been and are not being conducted, and no Real Property is, in violation of any Law or any Permit (as defined below), except where such violations individually and in the aggregate would not have or result in a Material Adverse Effect. Except as set forth in Schedule 3.10(b) of the Disclosure Schedule, none of the Company or any of its Subsidiaries has received any notice, or has knowledge of any claim, alleging any such violation, except for such violations that individually and in the aggregate would not have or result in a Material Adverse Effect.

    (c) The Company and its Subsidiaries hold all licenses, permits, variances, consents, authorizations, waivers, grants, franchises, concessions, exemptions, orders, registrations and approvals of Governmental Entities or other Persons necessary for the ownership, leasing, operation, occupancy and use of the Real Property (as defined in Section 3.19(c)) and the conduct of their respective businesses as currently conducted ("Permits"), except for Permits under Environmental Laws (which are the subject of Section 3.14) and except where the failure to hold such Permits individually and in the aggregate would not have or result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice that any Permit will be terminated or modified or cannot be renewed in the ordinary course of business, and the Company has no knowledge of any reasonable basis for any such termination, modification or nonrenewal, except for such terminations, modifications or nonrenewals as individually and in the aggregate would not have or result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any Permit, or result in any termination, modification or nonrenewals thereof, except for such violations, terminations, modifications or nonrenewals thereof as individually and in the aggregate would not have or result in a Material Adverse Effect.

    Section 3.11 INTELLECTUAL PROPERTY. The Company and its Subsidiaries own, or possess sufficient and legally enforceable licenses or other sufficient and legally enforceable rights to use, any and all United States and foreign patents, patent applications, patent disclosures, mask works, computer software, trademarks, trade dress, trade names, copyrights and service marks, including applications to register and registrations for any of the foregoing, as well as trade secrets, know-how and other proprietary rights and information (all of the foregoing, other than trademarks, trade names and service marks, referred to as "Technology" and together with trademarks, trade names and service marks, referred to as "Intellectual Property") necessary for the conduct of, or otherwise material to, the business and operations of the Company and its Subsidiaries as currently conducted ("Company Intellectual Property"), free and clear of any Liens (except for any Permitted Liens). Schedule 3.11 of the
Disclosure Schedule lists as of the date hereof, all patents, patent applications, patent disclosures, trademarks, trade dress and service marks and any registrations and applications therefor, trade names, copyrights, mask works and computer software owned by or licensed to the Company or any Subsidiary and any material licenses thereof to or from the Company or any Subsidiary. Except as disclosed in Schedule 3.11 of the Disclosure Schedule, the conduct of the business of the Company and its Subsidiaries as currently conducted does not infringe or conflict with any Intellectual Property of any Person, and none of the Company or any of its Subsidiaries has received notice or has actual knowledge of any such infringement or conflict except such infringements and conflicts as individually and in the aggregate would not have or result in a Material Adverse Effect. Except as set forth on Schedule 3.11 of the Disclosure Schedule, to the actual knowledge of the Company, no Person is infringing any Intellectual Property of the Company or its Subsidiaries except such infringements as individually and in the aggregate would not have or result in a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the loss of, or any Lien on, the rights of the Company or any Subsidiary with respect to the Intellectual Property owned or used by them, except where such losses and such Liens as individually and in the aggregate would not have or result in a Material Adverse Effect. Each patent, patent application, trademark, trade dress or service mark and any registration or application therefor, mask work, copyright registration or application therefor included in any Company Intellectual Property owned by the Company or any of its Subsidiaries is in proper form, not disclaimed and has been properly maintained and has otherwise been duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office, United States Copyright Office or such other filing offices, domestic or foreign, and the Company has taken such other actions necessary to ensure full protection under any applicable laws, and such registrations, filings, issuances and other actions remain in full force and effect; and except as set forth in Schedule 3.11 of the Disclosure Schedule there are no proceedings pending by or before any Governmental Entity relating to any material Company Intellectual Property.

    Section 3.12  IDENTIFIED CONTRACTS.

    (a) Other than the contracts or agreements of the Company included as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (the "Material Contracts") and contracts or agreements between the Company and its wholly owned Subsidiaries or between wholly owned Subsidiaries of the Company, Schedule 3.12(a) of the Disclosure Schedule lists each of the following contracts and agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound (contracts and agreements of the types described below being "Identified Contracts"), in each case as such Identified Contract is in effect on the date hereof:

        (i) contracts and agreements for the purchase of inventories, goods or other materials by, or for the furnishing of services to, the Company or any of its Subsidiaries that (A) require payments by the Company or any of its Subsidiaries in excess of $2,000,000 and (B) have a term of one year or more and are not terminable by the Company or Subsidiary party thereto, as the case may be, on notice of six months or less without penalty;

        (ii) contracts and agreements for the sale of inventories, goods or other materials, or for the furnishing of services, by the Company or any of its Subsidiaries that (A) require payments to the Company or any of its Subsidiaries in excess of $2,000,000 and (B) have a term of one year or more and are not terminable by the Company or Subsidiary party thereto, as the case may be, on notice of six months or less without penalty;

       (iii) manufacturer's representative, sales agency and distribution contracts and agreements that (A) have a term of one year or more and are not terminable by the Company or Subsidiary party thereto, as the case may be, on notice of six months or less without penalty, or (B) are otherwise material;

       (iv) contracts and agreements (A) governing the terms of indebtedness, or guarantees of indebtedness, of, or secured by assets of, the Company or any of its Subsidiaries in excess of $2,000,000 principal amount in the aggregate, or (B) governing the terms of "synthetic" or capital leases pursuant to which the Company or any of its Subsidiaries has financial obligations in excess of $2,000,000, or (C) providing for all obligations of the Company and its Subsidiaries in respect of interest rate swap or similar agreements, commodity swaps or options or similar agreements or foreign currency hedge, exchange or similar agreements or any other derivative instrument (other than any such agreement involving a notional amount of less than $50,000);

        (v) contracts and agreements for the direct or indirect benefit of (X) Stockholder other than contracts and agreements that benefit all stockholders of the Company ratably, or (Y) any of the affiliates of Stockholder (other than the Company and its Subsidiaries and their respective officers and directors in their capacities as such);

       (vi) shareholder, voting trust or similar contracts and agreements relating to the voting of shares or other equity or debt interests of the Company or any of its Subsidiaries;

       (vii) contracts and agreements entered into since January 1, 1990 providing for the acquisition or disposition of assets having a value in excess of $5,000,000, other than sales or purchases of inventories in the ordinary course of business and sales of obsolete equipment;

      (viii) all of the Leases, and other leases, subleases, licenses and other agreements relating to or constituting real property, each with a term of one year or more and an annual payment obligation in excess of $250,000;

       (ix) joint venture agreements, partnership agreements and other similar contracts and agreements involving a sharing of profits and expenses;

        (x) contracts and agreements governing the terms of indebtedness of third parties (X) owed to the Company or any of its Subsidiaries, other than receivables arising from the sale of goods or services, or loans or advances not exceeding $250,000 in the aggregate made to employees of the Company or any of its Subsidiaries, by the Company or such Subsidiary in the ordinary course of business consistent with past practice, or (Y) to or guaranteed by the Company or any of its Subsidiaries;

       (xi) contracts and agreements prohibiting or materially restricting the ability of the Company or any of its Subsidiaries to conduct its business, to engage in any business or operate in any geographical area or to compete with any Person, other than (X) distribution (including independent sales representative) contracts and agreements listed on Schedule 3.12(a) of the Disclosure Schedule or that have a term of less than one year or are terminable by the Company or any Subsidiary of the Company party thereto, as the case may be, on notice of six months or less without penalty, and, in each case, which are not material to the Company and its Subsidiaries taken as a whole and (Y) supplier and customer agreements relating to non-disclosure of confidential information of the other party which are not material to the Company and its Subsidiaries taken as a whole.

       (xii) contracts and agreements providing for future payments that are conditioned, in whole or in part, on a change in control of the Company or any of its Subsidiaries (other than contracts and agreements providing for payments of less than $250,000 in the aggregate); and

      (xiii) contracts and agreements that are material to the business, operations, results of operations, condition (financial or otherwise), assets or properties of the Company and its Subsidiaries taken as a whole.

    (b) Each contract or agreement to which the Company or any of its Subsidiaries is a party or by which any of them is bound is in full force and effect, and neither the Company nor any of its Subsidiaries, nor, to the actual knowledge of the Company, any other Person, is in breach of, or default under, any such contract or agreement, and no event has occurred that with notice or passage of time or both would constitute such a breach or default thereunder by the Company or any of its Subsidiaries, or, to the actual knowledge of the Company, any other Person, except for such failures to be in full force and effect and such breaches and defaults as individually and in the aggregate would not have or result in a Material Adverse Effect.

    Section 3.13  TAXES.

    (a) Except as set forth on Schedule 3.13(a) of the Disclosure Schedule, (I) all Returns required to be filed with any taxing authority on or before the Closing Date by, or with respect to, the Company, its United States Subsidiaries and its non-United States Subsidiaries (since the date such non-United States Subsidiaries became Subsidiaries of the Company) have (or by the Closing Date will have) been filed in accordance with all applicable laws; (II) the Company and its Subsidiaries have (or by the Closing Date will have) paid all Taxes shown as due and payable on the Returns that have (or will have) been so filed, and as of the time of filing such Returns correctly reflected the facts regarding the income, business, assets, operations, activities and the status of the Company and its Subsidiaries in all material respects; (III) the Company and its Subsidiaries have (or by the Closing Date will have) made provision for all material Taxes that are or may become payable by the Company and its Subsidiaries relating to periods on or prior to the Closing Date for which no Return has (or will have) been filed or in respect of which a final determination has been made; (IV) all Employment and Withholding Taxes have been either duly and timely paid to the proper governmental authority or properly set aside in accounts for such purpose; (V) the charges, accruals and reserves for Taxes with respect to the Company and its Subsidiaries reflected in the Balance Sheet are adequate under GAAP to cover the Tax liabilities accruing through the date thereof; and (VI) as of the Closing Date, there is no action, suit, proceeding, investigation, audit or claim pending or, to the actual knowledge of the Seller or the Company, threatened, against or with respect to the Company or any of its Subsidiaries in respect of any Tax where there is a reasonable possibility of a determination or decision against the Company or any of its Subsidiaries that individually or in the aggregate would have or result in a Material Adverse Effect.

    (b) (I) The Company is (and will as of the Closing be) and has been since January 1, 1979 a member of an affiliated group of corporations, of which Stockholder is the common parent, eligible to file and filing a consolidated Return for federal income Tax purposes; (II) the entire issue of the Convertible Notes is (and will as of the Closing be) and has been since December 1, 1993 traded on or listed on and subject to the rules of the New York Stock Exchange;
(III) Schedule 3.13(b) of the Disclosure Schedule sets forth all outstanding (X) call options, warrants, convertible obligations, convertible stock, redemption agreements (including rights to cause the redemption of stock) and other instruments and agreements that provide, provided or will provide for the right (whether currently existing or contingent) to issue, acquire, redeem or transfer stock (including an option on an option) and (Y) cash settlement options, phantom stock, stock appreciation rights and other similar interests (except for stock), in each case with respect to the capital stock of the Company and each of its United States Subsidiaries; and (IV) in determining the terms of the Executive Compensation Plans set forth on such Schedule 3.13(b), the Company reviewed the terms of comparable executive compensation arrangements of other companies, and based on its review, the Company was not and is not of the view that the terms of such plans were excessive by reference to the services performed by the employees to whom the rights under such plans were granted.

    (c) Schedule 3.13(c) of the Disclosure Schedule sets forth each Person who, to the actual knowledge of the Company after review of all relevant Schedules 13D and 13G filed with the SEC, at any time during the shorter of the periods described in section 897(c)(1)(A)(ii) of the Code and the Treasury Regulations thereunder, beneficially owned more than five percent, taking into account the constructive ownership rules described in section 897(c)(6)(C) of the Code and the Treasury Regulations thereunder, of the fair market value of any class of stock of the Company.

    (d) "Code" means the Internal Revenue Code of 1986, as amended. "Employment and Withholding Taxes" mean any federal, state, local, foreign or other employment, unemployment, insurance, social security, disability, workers' compensation, payroll, health care or other similar tax, duty or other governmental charge or assessment or deficiencies thereof and all taxes required to be withheld by or on behalf of each of the Company and any of its Subsidiaries in connection with amounts paid or owing to any employee, independent contractor, creditor or other party, in each case, on or in respect of the business or assets thereof (including, but not limited to, all interest and penalties thereon and additions thereto whether disputed or not). "Return" means any return, report, declaration, form, claim for refund or information statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, that relates to the business or assets of the Company and its Subsidiaries. "Tax" means any federal, state, local, foreign or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, excise, custom duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, real and personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including but not limited to all interest and penalties thereon and additions thereto).

    Section 3.14  ENVIRONMENTAL MATTERS.

    (a) Except as disclosed in the Company SEC Documents filed prior to the date hereof or as disclosed on Schedule 3.14(a) of the Disclosure Schedule and except for those noncompliance matters that have been and are resolved, the Company and its Subsidiaries have complied throughout the past five years, and are in compliance, in all material respects with all applicable Environmental Laws (as hereinafter defined), which compliance includes the possession of all Permits required under applicable Environmental Laws and compliance with the terms and conditions thereof and the making and filing with all applicable Governmental Entities of all reports, forms and documents and the maintenance of all records required to be made, filed or maintained by it under any Environmental Law.

    (b) Except as disclosed in the Company SEC Documents filed prior to the date hereof or as disclosed on Schedule 3.14(b) of the Disclosure Schedule, there are no Environmental Claims (as hereinafter defined) pending or, to the actual knowledge of the Company, threatened, against the Company or any of its Subsidiaries that individually or in the aggregate would have or result in a Material Adverse Effect.

    (c) Except as disclosed in Schedule 3.14(a) or 3.14(b) of the Disclosure Schedule, none of the Company and its Subsidiaries is subject to, any liability or obligation (accrued, contingent or otherwise) on the part of any of the Company and its Subsidiaries, including the obligation to cleanup or to take any response action in accordance with applicable or relevant and appropriate cleanup standards under Environmental Laws, relating to (X) the environmental conditions on, under, or about any of the properties or assets owned, leased, operated or used by the Company or any of its Subsidiaries or any predecessor thereto at the present time or in the past, including the air, soil and groundwater conditions at such properties, or (Y) the past or present use, management, handling, transport, treatment, generation, storage, disposal or Release (as defined below) of any Hazardous Substances (as defined below), in either case other than liabilities or obligations that individually and in the aggregate would not have or result in a Material Adverse Effect. The Company has disclosed and, where requested, made available to Parent and the Purchaser all material information, including such studies, analyses and test results, in the possession, custody or control of or otherwise known and available to the Company or any of its Subsidiaries relating to (1) the environmental conditions on, under or about any of the properties or assets owned, leased, operated or used by any of the Company and its Subsidiaries or any predecessor in interest thereto at the present time or in the past, and (2) any Hazardous Substances used, managed, handled, transported, treated, generated, stored or Released by any Person on, under, about or from, or otherwise in connection with the use or operation of, any of the properties, assets and businesses of the Company or any of its Subsidiaries.

    (d) The records referred to in Section 3.14(a) comply, and as of their respective dates, the reports, forms and documents referred to in Section 3.14(a) complied, in all material respects with the applicable requirements of any Environmental Law and the applicable rules and regulations of any Governmental Entity thereunder.

    (e) As used in this Agreement:

        (i) the term "Environmental Claim" means any written claim, demand, suit, action, proceeding, investigation or notice to the Company or any of its Subsidiaries by any Person or entity alleging any potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, personal injuries, or penalties) arising out of, based on, or resulting from
    (A) the presence, or Release into the environment, of any Hazardous Substance (as hereinafter defined) at any location, whether or not owned, leased, operated or used by the Company or its Subsidiaries, or (B) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law;

        (ii) the term "Environmental Laws" means all Laws, relating to pollution, cleanup, restoration or protection of the environment or to the protection of flora or fauna or their habitat or to human or public health or safety, including without limitation, (1) Laws relating to emissions, discharges, Releases or threatened Releases of Hazardous Substances, or otherwise relating to the manufacture, generation, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances, including the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, and (2) the Occupational Safety and Health Act;

       (iii) the term "Hazardous Substance" means (1) chemicals, pollutants, contaminants, hazardous wastes, toxic substances, and oil and petroleum products, (2) any substance that is or contains friable asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas or related materials, (3) any substance that requires removal or remediation under any Environmental Law, or is defined, listed or identified as a "hazardous waste" or "hazardous substance" thereunder, or (4) any substance that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous; in each case in clauses (1)-(4) above which is regulated under any Environmental Law; and

       (iv) the term "Release" means any releasing, disposing, discharging, injecting, spilling, leaking, pumping, dumping, emitting, escaping, emptying, dispersal, leaching, migration, transporting, placing and the like, including into or upon, any land, soil, surface water, ground water or air, or otherwise entering into the environment.

    Section 3.15 REQUIRED VOTE BY COMPANY STOCKHOLDERS. The affirmative vote of the holders of a majority of the outstanding Shares entitled to vote hereon is the only vote of any class of capital stock of the Company required by the DGCL or the Restated Certificate of Incorporation or the By-Laws of the Company to adopt this Agreement and approve the transactions contemplated hereby.

    Section 3.16 BROKERS. Except for J.P. Morgan & Co. Incorporated and Goldman Sachs & Co., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries, that is or will be payable by the Company or any of its Subsidiaries. The Company is solely responsible for the fees and expenses of J.P. Morgan & Co. Incorporated and Goldman Sachs & Co. as and to the extent set forth in the engagement letters dated April 10, 1995. The Company has previously delivered to the Purchaser complete and correct copies of such engagement letters.

    Section 3.17 OPINIONS OF FINANCIAL ADVISORS. The Company has received (A) an opinion of J.P. Morgan & Co. Incorporated to the effect that, as of the date hereof, the Merger Consideration to be received by the holders of Shares in the Merger is fair, from a financial point of view, to such holders, and (B) an opinion of Goldman, Sachs & Co. to the effect that, as of the date hereof, the Merger Consideration to be received by the holders of Shares is fair.

    Section 3.18  ASSETS.

    (a) The Company and its Subsidiaries own, or otherwise have sufficient and legally enforceable rights to use, all of the properties and assets (real, personal or mixed, tangible or intangible), necessary for the conduct of, or otherwise material to, their business and operations as it is currently conducted (the "Assets"), other than Intellectual Property (which is the subject of Section 3.11). The Company and its Subsidiaries have valid title to, or in the case of leased property have valid leasehold interests in, all such Assets (other than Intellectual Property), including all such Assets (other than Intellectual Property) reflected in the Balance Sheet or acquired since the date thereof (except as may have been disposed of since July 1, 1995 or may be disposed of after the date hereof in accordance herewith in either case in the ordinary course of business consistent with past practice), in each case free and clear of any Lien (as defined below), except Permitted Liens (as defined below). Schedule 3.18(a) of the Disclosure Schedule sets forth a complete and correct list of each of the countries in which Assets are located.

    (b) "Lien" means any mortgage, pledge, deed of trust, hypothecation, right of others, claim, security interest, encumbrance, burden, title defect, title retention agreement, lease, sublease, license, occupancy agreement, easement, covenant, condition, encroachment, voting trust agreement, interest, option, right of first offer, negotiation or refusal, proxy, lien, charge or other restrictions or limitations of any nature whatsoever.

    (c) "Permitted Liens" means (A) Liens reserved against or reflected in the Balance Sheet, to the extent so reserved or reflected or described in the notes thereto, (B) Liens for Taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the Company's books in accordance with GAAP,
(C) those Liens set forth in Schedule 3.18(c) of the Disclosure Schedule and (D) those Liens that, individually and in the aggregate with all other Permitted Liens, do not and will not materially interfere with the use of the properties or assets of the Company and its Subsidiaries taken as a whole as currently used, or otherwise have or result in a Material Adverse Effect.

    Section 3.19  REAL PROPERTY.

    (a) Schedule 3.19(a) of the Disclosure Schedule contains a complete and correct list of all Owned Real Property (as defined in Section 3.19(c)) setting forth information sufficient to specifically identify such Owned Real Property and the legal owner thereof. The Company and its Subsidiaries have good, valid and marketable fee simple title to the Owned Real Property, free and clear of any Liens other than Permitted Liens. There are no outstanding options or rights of first refusal to purchase the

Owned Real Property (as defined in Section 3.19(c)), or any material portion thereof or interest therein. Each Lease (as defined in Section 3.19(c)) grants the lessee under the Lease the exclusive right to use and occupy the premises and rights demised thereunder free and clear of any Lien other than Permitted Liens. Each of the Company and its Subsidiaries has good and valid title to the leasehold estate or other interest created under its respective Leases free and clear of any Liens other than Permitted Liens. Each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under its respective Leases of its respective Leased Real Property (as defined in Section 3.19(c)) free and clear of any Lien other than Permitted Liens.

    (b) The Real Property constitutes all the fee, leasehold and other interests in real property held by the Company and its Subsidiaries, and constitutes all of the fee, leasehold and other interests in real property, necessary for the conduct of, or otherwise material to, the business of the Company and its Subsidiaries as it is currently conducted, except for any fee, leasehold or other interest acquired or disposed of in the ordinary course of business after the date hereof and in accordance with this Agreement. The use and operation of the Real Property in the conduct of the business of the Company and its Subsidiaries does not violate any instrument of record or agreement affecting the Real Property, except for such violations as individually and in the aggregate would not have or result in a Material Adverse Effect. No current use by the Company and its Subsidiaries of the Real Property is dependent on a nonconforming use or other Governmental Approval, the absence of which individually or in the aggregate would have or result in a Material Adverse Effect.

    (c) "Leases" means the real property leases, subleases, licenses and use or occupancy agreements pursuant to which the Company or any of its Subsidiaries is the lessee, sublessee, licensee, user or occupant of real property, or interests therein, necessary for the conduct of, or otherwise material to, the business of the Company and its Subsidiaries as it is currently conducted, including, without limitation, timber deeds, cutting rights or other timbering interests to the extent they constitute non-fee interests in real property. "Leased Real Property" means all interests in real property pursuant to the Leases. "Owned Real Property" means the real property owned by the Company and its Subsidiaries necessary for the conduct of, or otherwise material to, the business of the Company and its Subsidiaries as it is currently conducted. "Real Property" means the Owned Real Property and the Leased Real Property.

    (d) Except as set forth in Schedule 3.19(d) of the Disclosure Schedule, since January 1, 1995 the Company's timber business has been operated in the ordinary course of business consistent with past practice. As of January 1, 1995, the Company owned, leased or held cutting rights with respect to timberlands aggregating not less than 540,000 acres of land containing not less than 500 million board feet of pine sawlogs, 2.7 million cords of pine pulp wood, 95 million board feet of hardwood sawlogs and one million cords of hardwood pulp wood.

    Section 3.20 INSURANCE. Schedule 3.20 of the Disclosure Schedule contains a complete and correct list and summary description of all insurance policies maintained by or on behalf of any of the Company and its Subsidiaries as of the date hereof. Such policies are in full force and effect, and all premiums due thereon have been paid. The Company and its Subsidiaries have complied in all material respects with the terms and provisions of such policies. The insurance coverage provided by such policies is believed by the Company to be suitable for the business and operations of the Company and its Subsidiaries.

    Section 3.21 LABOR MATTERS, ETC. Except as set forth on Schedule 3.21 of the Disclosure Schedule, none of the Company and its Subsidiaries is a party to or bound by and none of their employees is subject to any collective bargaining agreement relating to the terms and conditions of employment for any group of employees (any such agreement, memorandum or document, a "Collective Bargaining Agreement"), and there are no labor unions or other organizations representing or, to the actual knowledge of the Company purporting to represent, any employees employed by any of the Company and its Subsidiaries. No labor union is currently engaged in or, to the actual knowledge of the Company, threatening, organizational efforts with respect to any employees of the Company or any of its Subsidiaries. The Company and its Subsidiaries are not in material breach of or default under any Collective Bargaining Agreement. Except as set forth on
Schedule 3.21 of the Disclosure Schedule, since January 1, 1992, there has not occurred or been threatened, any strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity with respect to any employees of the Company or any of its Subsidiaries. Except as set forth on Schedule 3.21 of the Disclosure Schedule, there are no labor disputes currently subject to any pending grievance procedure, arbitration or litigation and there is no representation petition pending or, to the actual knowledge of the Company, threatened with respect to any employee of the Company or any of its Subsidiaries. The Company and its Subsidiaries have complied with all applicable Laws pertaining to the employment or termination of employment of their respective employees, including, without limitation, all such Laws relating to labor relations, equal employment opportunities, fair employment practices, prohibited discrimination or distinction and other similar employment activities, except for any failures so to comply that individually and in the aggregate would not have or result in a Material Adverse Effect or any material liability or obligation of the Company or any of its Subsidiaries.

    Section 3.22 NO STOCKHOLDER-RELATED CLAIMS. Neither the Company nor any of its Subsidiaries was ever engaged in the business of mining asbestos or manufacturing or selling asbestos-containing products. The Company's Subsidiary Riverwood International USA, Inc. ("RIUSA") was discharged and released from all debts that arose before the date of confirmation of RIUSA's plan of reorganization under Chapter 11 of the Bankruptcy Code, including, without limitation, claims for damages relating to personal injuries caused by asbestos. There is no reasonable basis for subjecting the Company or any of its Subsidiaries or any of their respective assets to liability for any claim relating to the mining, processing, manufacturing, distribution or sale of asbestos or any other product containing asbestos for which Stockholder or any of its affiliates may be liable.

    Section 3.23 AFFILIATE TRANSACTIONS. Schedule 3.23 of the Disclosure Schedule contains a complete and correct list of all agreements, contracts, transfers of assets or liabilities or other commitments or transactions, whether or not entered into in the ordinary course of business, to or by which the Company or any of its Subsidiaries, on the one hand, and Stockholder or any of its affiliates (other than the Company or any of its Subsidiaries), on the other hand, are or have been a party or otherwise bound or affected, and that (I) are currently pending or in effect or (II) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to the Company and its Subsidiaries taken as a whole.

    Section 3.24 DISCLOSURE; NO OTHER REPRESENTATIONS OR WARRANTIES. (a) To the actual knowledge of the Company, this Agreement and each certificate or other instrument required to be furnished by or on behalf of the Company to Parent or the Purchaser pursuant hereto at or prior to the Closing, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein in light of the circumstances under which they were made, not misleading.

    (b) Except for the representations and warranties contained in this Article III, neither the Company nor any other Person makes any other express or implied representation or warranty on behalf of the Company or any of its affiliates, and for the avoidance of doubt, neither the Company nor any of its affiliates makes any express or implied representation or warranty with respect to information contained in the confidential memoranda dated May, 1995, and June, 1995, respectively, including any projections set forth therein, or any projections otherwise provided to Parent or the Purchaser.

                                   ARTICLE IV
           REPRESENTATIONS AND WARRANTIES OF PARENT AND THE PURCHASER

    Parent and the Purchaser represent and warrant to the Company, as of the date hereof and as of the Closing Date, as follows:

    Section 4.1 ORGANIZATION. Each of Parent and the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Each of Parent and the Purchaser has all requisite corporate power and authority to own, lease, operate or use its properties and to carry on its business as now being conducted and is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns real property or in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed individually and in the aggregate would not have or result in a material adverse effect on the business, assets, liabilities, results of operations or financial or other condition of Parent and its Subsidiaries, taken as a whole. Parent has previously delivered to the Company complete and correct copies of its certificate of incorporation and by-laws and the certificate of incorporation and by-laws of the Purchaser, in each case as currently in effect.

    Section 4.2 AUTHORIZATION; VALIDITY OF AGREEMENT. Each of Parent and the Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent and the Purchaser of this Agreement and the consummation by Parent and the Purchaser of the transactions contemplated hereby have been duly authorized by the respective Boards of Directors of Parent and the Purchaser and no other corporate proceedings on the part of Parent or the Purchaser are necessary to authorize the execution, delivery and performance of this Agreement by Parent and the Purchaser and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and the Purchaser and, assuming due authorization, execution and delivery of this Agreement by the Seller and the Company, is a valid and binding obligation of each of Parent and the Purchaser enforceable against each of them in accordance with its terms, except that such enforcement may be subject to or limited by (I) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors rights generally, and (II) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

    Section 4.3  CONSENTS AND APPROVALS; NO VIOLATIONS.

    (a) Neither the execution, delivery and performance of this Agreement by Parent and the Purchaser nor the consummation by Parent and the Purchaser of the transactions contemplated hereby will (I) violate any provision of the respective certificate of incorporation or by-laws of Parent or the Purchaser,
(II) conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee or other evidence of indebtedness, license, lease, contract, agreement, plan or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which any of them or any of their assets may be bound or (III) conflict with or violate any Laws applicable to Parent, any of its Subsidiaries or any of their properties or assets; except in the case of clauses (ii) and (iii) for conflicts, violations, breaches, defaults or Liens which individually and in the aggregate would not have or result in a material adverse effect on the business, results of operations or financial condition of Parent and its Subsidiaries, taken as a whole, or materially impair or delay the consummation of the transactions contemplated by this Agreement.

    (b) Except as set forth in Schedule 4.3(b) of the disclosure schedule delivered by Parent and the Purchaser to the Seller and the Company on or prior to the date hereof (the "Purchaser Disclosure Schedule") and assuming that the representations and warranties of the Company set forth in Section 3.4(b) and of Stockholder set forth in Section 2(e) of the Voting Agreement are true and correct, no filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any Governmental Entity is required in connection with the execution and delivery of this Agreement by Parent or the Purchaser or the consummation by Parent or the Purchaser of the transactions contemplated hereby, except (I) applicable requirements under Competition Laws, (II) applicable requirements under the Exchange Act, (III) the filing of the Certificate of Merger with the Secretary of State, (IV) applicable requirements under "blue sky" laws of various states, (V) applicable requirements under Environmental Laws and (VI) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings (X) required to be obtained or made by the Seller, the Company or any of its Subsidiaries or (Y) the failure of which to be obtained or made individually and in the aggregate would not have a material adverse effect on the business, results of operations or financial condition of Parent and its Subsidiaries, taken as a whole, or materially impair or delay the consummation of the transactions contemplated by this Agreement.

    Section   4.4    INFORMATION  IN  PROXY  STATEMENT;  SCHEDULE  13E-3;  OFFER
DOCUMENTS.

    (a) None of the information supplied in writing by Parent or the Purchaser specifically for inclusion in the Proxy Statement (including any amendments or supplements thereto) will, at the date mailed to stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    (b) The Offer Documents (and any amendment or supplement to any of the foregoing) in connection with the Offers (I) will not, at the date such documents are filed with the SEC and/or mailed to the registered holders of the Notes of each series, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (II) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; except that no representation is made by Parent and the Purchaser with respect to statements made in any such document based on information supplied by the Company specifically for inclusion therein.

    (c) The Schedule 13E-3 (and any amendment or supplement thereto) (I) will not, at the date such Schedule 13E-3 is filed with the SEC and/or mailed to the stockholders of the Company contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (II) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; except that no representation is made by Parent or the Purchaser with respect to statements made in the Schedule 13E-3 based on information supplied by the Company specifically for inclusion therein.

    Section 4.5 FINANCING. The Purchaser has received (I) a commitment letter from Chemical Bank and Chemical Securities Inc., whereby such financial institutions have committed, upon the terms and subject to the conditions set forth therein, to provide debt financing in the amount of $1,550,000,000, (II) a letter from Chemical Securities Inc. expressing confidence in its ability to place an additional $650,000,000 in debt financing and (III) letters from each of Clayton, Dubilier & Rice Fund V Limited Partnership ("Fund V") and The 1818 Fund II, whereby such investors have committed, upon the terms and subject to the conditions set forth therein, to provide equity financing of not less than $275,000,000, and preliminary indications of interest from other investors to provide additional equity financing, for an aggregate amount of equity financing of not less than $750,000,000 (less the amount of any equity not to exceed $25,000,000 to be provided by employees and members of management of the Company and its Subsidiaries, which to the extent not provided at the Closing shall be subject to a back-up capital commitment by Fund V or one or more other equity investors). The Purchaser has delivered a complete and correct copy of each letter referred to in this Section 4.5 as in effect on the date hereof to the Company, and the Purchaser will deliver to the Company correct and complete copies of the definitive agreements for the financing of the Merger (the "Financing"). As of the date hereof, the Purchaser believes that the aggregate proceeds of the Financing will be sufficient to (I) pay the Merger Consideration and to perform the obligations of Parent and the Purchaser hereunder, including the payment of all of the expenses of Parent and Purchaser, (II) refinance any indebtedness of the Company or its Subsidiaries which is required to be prepaid by virtue of any of the transactions contemplated hereby or otherwise contemplated to be refinanced in connection with the transactions contemplated hereby, including the indebtedness set forth in Schedule 4.5 of the Purchaser Disclosure Schedule, together with all related premia, fees and expenses and (III) together with cash available to the Surviving Corporation, perform the obligations of the Surviving Corporation under this Agreement. The Purchaser knows of no fact or circumstance that it believes will prevent it from obtaining the Financing.

    Section 4.6 BENEFICIAL OWNERSHIP OF SHARES. None of Parent or the Purchaser "beneficially owns" (as defined in Rule 13d-3 under the Exchange Act) more than 1% of the outstanding shares of Company Common Stock or any securities convertible into or exchangeable for Company Common Stock.

    Section 4.7 NO PRIOR ACTIVITIES. Except for obligations or liabilities incurred, and business and activities arising, in connection with its incorporation or organization or the negotiation and consummation of this Agreement, the Voting Agreement and the Tax Matters Agreement and the transactions contemplated hereby and thereby, including the Financing, the Purchaser has neither incurred any material obligations or liabilities nor engaged in any material business or activities of any type or kind whatsoever or entered into any material agreements or arrangements with any person or entity.

    Section 4.8 BROKERS. Except for James D. Wolfensohn Incorporated, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent and the Purchaser, that is or will be payable by the Company or any of its Subsidiaries other than following the occurrence of the Effective Time. Parent and the Purchaser are solely responsible for the fees and expenses of James D. Wolfensohn Incorporated.

    Section 4.9 NO OTHER REPRESENTATIONS OR WARRANTIES. Except for the representations and warranties contained in this Article IV, neither Parent, the Purchaser nor any other Person makes any other express or implied representation or warranty on behalf of Parent, the Purchaser or any of their affiliates.

    Section 4.10 SURVIVING CORPORATION AFTER THE MERGER. (a) At and immediately after the Effective Time, and after giving effect to the Merger, the Financing and any other transactions contemplated in connection therewith (and any changes in the Surviving Corporation's assets and liabilities as a result thereof), the Surviving Corporation will not (I) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its probable liabilities on its debts as they mature), (II) have unreasonably small capital with which to engage in its business or (III) have incurred or plan to incur in debts beyond its ability to pay as they mature.

    (b) Parent and the Purchaser have engaged or will engage an appraisal firm to deliver a letter relating to the matters set forth in Section 4.10(a), the addressees of which will include the Company, and on which the Company will be entitled to rely.

                                   ARTICLE V
                                   COVENANTS

    Section 5.1 INTERIM OPERATIONS OF THE COMPANY. The Company covenants and agrees that, except as (I) permitted or required by this Agreement, (II) required by applicable law or (III) agreed to in writing by Parent (which agreement shall not be unreasonably withheld), after the date hereof and prior to the Effective Time:

    (a) the business of the Company and its Subsidiaries shall be conducted only in the ordinary course consistent with past practice and, to the extent consistent therewith, each of the Company and its Subsidiaries shall use its reasonable efforts to preserve its business organization and the business organization of its Subsidiaries intact and maintain existing relations with customers, suppliers, employees and creditors;

    (b) the Company shall not amend its Restated Certificate of Incorporation or By-Laws;

    (c) except as set forth in Schedule 5.1(c) of the Disclosure Schedule, the Company shall not declare, set aside or pay any dividend (other than regular quarterly dividends consistent with past practice and in no event exceeding $0.04 per share per quarter) or other distribution payable in cash, stock or property with respect to its capital stock; and neither the Company nor any of its Subsidiaries shall (I) issue, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class of the Company or any of its Subsidiaries, other than issuances of shares of Company Common Stock pursuant to securities, options, warrants, calls, commitments or rights existing at the date hereof and previously disclosed to the Purchaser in writing (including as disclosed in the Company SEC Documents); (II) incur any long-term indebtedness (whether evidenced by a note or other instrument, pursuant to a financing lease, sale-leaseback transaction, or otherwise) or incur short-term indebtedness other than under lines of credit existing on the date hereof; (III) redeem, purchase or otherwise acquire directly or indirectly any of its capital stock or other securities; or
(IV)  enter into or amend  in any material respect  any (X) Material Contract or
(Y) Identified Contract except in the ordinary course of business consistent with past practice;

    (d) except as set forth in Schedule 5.1(d) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries shall (I) except for normal increases in the ordinary course of business consistent with past practice, grant any increase in the compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any employee; (II) adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under any bonus, incentive compensation, deferred compensation, severance, termination, change in control, retention, hospitalization or other medical, life, disability, insurance or other welfare, profit sharing, stock option, stock appreciation right, restricted stock or other equity based, pension, retirement or other employee compensation or benefit plan, program agreement or arrangement; or (III) enter into or amend in any material respect any employment or collective bargaining agreement or, except in accordance with the existing written policies of the Company or existing contracts or agreements, grant any severance or termination pay to any officer, director or employee of the Company or any of its Subsidiaries;

    (e) neither the Company nor its Subsidiaries shall change the accounting principles used by it unless required by GAAP (or, if applicable with respect to Subsidiaries, foreign generally accepted accounting principles);

    (f) except as set forth in Schedule 5.1(f) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries shall acquire by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire any assets of any other Person (other than the purchase of assets from suppliers or vendors in the ordinary course of business consistent with past practice) for an amount that in the aggregate is material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole;

    (g) except as set forth in Schedule 5.1(g) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries shall sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, any of its Assets, except in the ordinary course of business consistent with past practice;

    (h) neither the Company nor any of its Subsidiaries shall release any third party from its obligations (I) under any existing standstill agreement or arrangement relating to an Acquisition Transaction (as defined in Section 5.2(c)), unless the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that the failure to do so could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law, or (II) otherwise under any confidentiality or other similar agreement, except for modifications of any such obligations under existing commercial arrangements in the ordinary course of business consistent with past practice;

    (i) except as set forth on Schedule 5.1(i) of the Disclosure Schedule, the Company and its Subsidiaries shall not mortgage, pledge, hypothecate, grant any security interest in, or otherwise subject to any other Lien other than Permitted Liens, any of the Assets;

    (j) neither the Company nor its Subsidiaries shall compromise, settle, grant any waiver or release relating to or otherwise adjust any Litigation, except for any such compromise, settlement, waiver, release or adjustment (X) in the ordinary course of business consistent with past practice, or involving a payment by the Company or any of its Subsidiaries not in excess of $2,000,000 in the aggregate, or (Y) set forth in Schedule 5.1(j) of the Disclosure Schedule, following prior notice to and consultation with the Purchaser; and

    (k) neither the Company nor any of its Subsidiaries will enter into an agreement, contract, commitment or arrangement to do any of the foregoing.

    Section 5.2  ACQUISITION PROPOSALS.

    (a) The Company and its Subsidiaries shall not, directly or indirectly through their respective officers, directors, employees or agents or any investment banker, financial advisor, attorney, accountant or other representative retained by the Company or any of its Subsidiaries, (I) initiate, solicit or encourage the making of any Acquisition Proposal (as hereinafter defined) or (II) except as permitted below, engage in negotiations or discussions with, or furnish any information or data to, any third party relating to, or agree to an Acquisition Proposal (other than the transactions contemplated by this Agreement). Notwithstanding clause (ii) of the foregoing sentence, the Company and its Subsidiaries and their respective boards of directors and representatives (I) may participate in negotiations or discussions (including, as a part thereof, making any counterproposal) with or furnish information or data to any third party if the Board determines in its good faith, reasonable judgment, after consultation with its counsel that the failure to participate in such discussions or negotiations or to furnish such information could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law, and (II) shall be permitted to (X) take and disclose to the Company's stockholders a position with respect to the Merger or another Acquisition Proposal, or amend or withdraw such position, pursuant to Rules 14d-9 and 14e-2 under the Exchange Act or (Y) make disclosure to the Company's stockholders, if the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that failure to take such action could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law. The actions of any officer or director of the Company who is also a director and/or officer of Stockholder shall be governed by the provisions of Section 7 of the Voting Agreement and not by this Section 5.2(a) solely to the extent that such actions are taken in their capacity as an officer or director of Stockholder.

    (b) The Company shall immediately advise Parent in writing of the receipt of any inquiries or proposals relating to an Acquisition Proposal and any actions taken pursuant to Section 5.2(a), specifying the material terms and conditions of such Acquisition Proposal and identifying the person making such Acquisition Proposal. If any such inquiry or proposal is in writing, the Company shall promptly deliver to Parent a copy of such inquiry or proposal, unless the Board determines in its good faith, reasonable judgment, after consultation with its counsel, that taking such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law.

    (c) For purposes of this Agreement, (I) "Acquisition Proposal" shall mean any inquiry or proposal made by a third party relating to, or that could reasonably be expected to lead to, an Acquisition Transaction, and (II) "Acquisition Transaction" shall mean (other than the transactions contemplated by this Agreement) (X) a merger, consolidation or other business combination, share exchange, sale of shares of capital stock, tender offer or exchange offer or similar transaction involving the Company or any of its Subsidiaries, (Y) acquisition in any manner, directly or indirectly, of a material interest in any voting securities of, or a material equity interest in a substantial portion of the assets of, the Company or any of its Subsidiaries, including any single or multi-step transaction or series of related transactions which is structured to permit a third party to acquire beneficial ownership of a majority or greater equity interest in the Company, or (Z) the acquisition in any manner, directly or indirectly, of any material portion of the business or assets of the Company.

    Section 5.3  ACCESS TO INFORMATION.

    (a) From the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (I) afford to Parent and its authorized representatives reasonable access during normal business hours upon reasonable prior notice to all of its premises, properties, contracts, commitments, data, books and records and personnel; PROVIDED, HOWEVER, that any such access for purposes of any environmental review shall be provided pursuant to the terms of Section 5.3(b), and (II) shall use its reasonable efforts to cause its customers, suppliers, lenders and other creditors to be available to Parent and the Purchaser. In addition, during such period, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly to Parent (A) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the Exchange Act and (B) such other information concerning its business, properties and personnel as Parent may reasonably request. Parent and its authorized representatives will use all reasonable efforts to conduct all such inspections in a manner which will minimize disruptions of the business and operations of the Company and its Subsidiaries. Until the Effective Time, Parent and the Purchaser will hold any such information in accordance with the provisions of the confidentiality agreement between the Company, Stockholder and Clayton, Dubilier & Rice, Inc., dated as of September 12, 1995 (the "Confidentiality Agreement"), and will cause such information to be so held by their Representatives (as defined in the Confidentiality Agreement) of Parent and the Purchaser. Upon a termination of this Agreement pursuant to Section 7.1, Parent, the Purchaser and their respective Representatives shall return or destroy (and hold confidential) all information provided pursuant to this Section 5.3 and all other Evaluation Material (as defined in the Confidentiality Agreement) pursuant to the procedures set forth in the Confidentiality Agreement.

    (b) From the date of this Agreement until the Effective Time, Parent, its authorized representatives, and Dames & Moore (the "Environmental Consultant"), shall have reasonable access, upon reasonable notice and during normal business hours, to the operations, properties, assets, books, records and personnel of the Company and each of its Subsidiaries for the purpose of conducting the Environmental Assessment (as defined below). The scope of the Environmental Assessment shall be agreed upon by the parties within one month of the date hereof, and it shall include, at Parent's option, an inspection of the facilities of the Company and its Subsidiaries, a compliance review of the operations of the Company and its Subsidiaries, review of relevant records, audits and internal reports, review of relevant agency records, and interviews with personnel, of the Company and its Subsidiaries. The Company shall, and shall cause its Subsidiaries to, offer all reasonable assistance and cooperation to Parent, its representatives and the Environmental Consultant in connection with the Environmental Assessment. The Environmental Consultant shall maintain insurance reasonably satisfactory to the Company. Parent and the Purchaser shall be liable for, and shall cause the Environmental Consultant to repair, any damage to the properties of the Company and its Subsidiaries to the extent such damage is caused by the gross negligence or willful misconduct of the Environmental Consultant. In no event shall Parent or the Purchaser be liable for any other costs or losses incurred by the Company or any of its Subsidiaries as a result of the Environmental Assessment. The term "Environmental Assessment" means the evaluation and review, and related written report thereon, prepared by the Environmental Consultant for counsel to Parent and the Purchaser, concerning environmental aspects of the past and present activities and operations of the Company and its Subsidiaries and their respective predecessors, including as to the use or condition of properties or assets of any of them or of any other Person and as to compliance with applicable Environmental Laws.

    Section 5.4  FURTHER ACTION; REASONABLE EFFORTS.

    (a) Upon the terms and subject to the conditions herein provided, each of the parties hereto agrees to use its reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using reasonable efforts to satisfy the conditions precedent to the obligations of any of the parties hereto, to obtain all necessary authorizations, consents and approvals, and to effect all necessary registrations and filings and in the case of Parent and the Purchaser to obtain the Financing and consummate the Offers. Each of the parties hereto will furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request in connection with the foregoing and will provide the other parties with copies of all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

    (b) Parent, the Purchaser and the Company shall use their respective reasonable efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated hereby under the laws, rules, guidelines or regulations of any Governmental Entity. Without limiting the foregoing, each of the Company and Parent shall, as soon as practicable, file (or cause its respective "ultimate parent entity" within the meaning of the HSR Act to file) Notification and Report Forms under the HSR Act (as defined below) with the Federal Trade Commission (the "FTC") and Antitrust Division of the Department of Justice (the "Antitrust Division") and shall use reasonable efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation. Each party hereto shall use its reasonable efforts to take or cause to be taken all actions necessary, proper or advisable to obtain any consent, waiver, approval or authorization relating to any Competition Law that is required for the consummation of the transactions contemplated by this Agreement. "Competition Laws" means statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade, and includes the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and, to the extent applicable, equivalent laws of the European Union or the Member States thereof, Australia and Brazil.

    Section 5.5  EMPLOYEE BENEFITS.

    (a) Parent and the Purchaser hereby agree to honor, and agree to cause the Surviving Corporation to honor, and to make required payments when due under, all contracts and agreements of the Company and its Subsidiaries in effect as of the date hereof with any employee, officer, director or executive or former employee, officer, or executive of the Company or any Subsidiary thereof, including any such compensation, employment and employee or director agreements in existence as of the date hereof (or as modified to the extent permitted by Section 5.1 or by agreement of the parties thereto).

    (b) In addition to the foregoing, Parent hereby agrees that for a period of one year immediately following the Effective Time, it shall, or shall cause the Surviving Corporation to, continue to maintain employee benefit, incentive compensation and welfare plans, programs and policies (each referred to for purposes of this subsection as a "plan") for the benefit of employees of the Company and its Subsidiaries which in the aggregate provide benefits that are substantially comparable to those provided to them under the Plans on the date hereof. Without limiting the foregoing, for a period of one year following the Effective Time, Parent and the Purchaser also shall, or shall cause the Surviving Corporation to, provide as follows:

        (i) that salaried and nonunion hourly employees shall generally be paid total base salary compensation or hourly rates that are substantially equivalent to the total base salary compensation or hourly rates applicable to such employees immediately prior to the Effective Time;

        (ii) that the relocation plan of the Company as in effect on the date hereof shall be continued generally in accordance with its current terms and any employee whose relocation is initiated by Parent, the Purchaser or the Surviving Corporation within twelve months following the Effective Time will receive benefits under such relocation package;

       (iii) that any employee terminated by Parent, the Company or its Subsidiaries within twelve months after the Effective Time will be entitled to benefits under a severance policy, policies or agreements (including any career assistance) that are generally comparable to the policy, policies or agreements in effect on the date hereof for such employee; and

       (iv) that any employee terminated by Parent, the Company or its Subsidiaries within twelve months after the Effective Time shall be 100 percent vested in any defined benefit or defined contribution retirement Plan in which such employee was participating at the time of such termination, and each such Plan shall be amended, effective as of the Effective Time, to provide for such vesting.

    (c) If the Effective Time occurs prior to January 1, 1996, with respect to each ERISA Plan that is intended to qualify under Section 401(a) of the Code and that provides for a variable match, Parent and the Purchaser shall cause to be contributed the full amount of the variable match that would have been made thereunder in respect of the 1995 Plan year as if all performance or similar targets specified thereunder had been achieved. If the Effective Time is after December 31, 1995, each such Plan shall be continued until at least December 31, 1996 and the variable match in respect of the 1996 Plan Year shall be determined using the actual performance of the Company and its subsidiaries for such year, but adjusted to exclude any extraordinary charges, expenses or other adjustments which result from or arise out of the transactions contemplated by this Agreement.

    (d) With respect to each incentive, bonus or profit sharing plan, program or arrangement that may be in effect for calendar year 1995 or 1996, the awards thereunder shall be determined with respect to 1996 and, if the Effective Time occurs prior to January 1, 1996, with respect to 1995, based upon the actual performance of the Company and its Subsidiaries for such year, but adjusted to exclude any extraordinary charges, expenses or other adjustments which result from or arise out of the transactions contemplated under this Agreement. Unless otherwise required by this Agreement, payment to participating employees under any such plan, program or arrangement shall be made in accordance with the terms of such plan, program or arrangement.

    (e) Parent and the Purchaser acknowledge that for purposes of those of the Company's Plans listed on Schedule 5.5(e) of the Disclosure Schedule the consummation of the Merger will constitute a "Change in Control" of the Company (as that term is defined in such plans, agreements and arrangements).

    (f) To the extent required by applicable law or the terms of any contract or agreement disclosed on Schedule 3.12(a) of the Disclosure Schedule, Parent shall recognize any union recognized by the

Company or its Subsidiaries at the Effective Time and assume the terms of any collective bargaining agreement in effect with such union, and shall, or shall cause the Surviving Corporation to, honor without modification all collective bargaining agreements as in effect at the Effective Time.

    Section 5.6  STOCKHOLDERS' MEETING; PROXY STATEMENT.

    (a) The Company shall in accordance with applicable law and the Restated Certificate of Incorporation and the By-laws of the Company, duly call, set a record date for, give notice of, convene and hold a special meeting of its stockholders as promptly as practicable after the date hereof for the purpose of considering and taking action upon this Agreement and such other matters as may be appropriate at the Special Meeting (which meeting may be adjourned or postponed as reasonably necessary to permit the satisfaction of conditions to this Agreement or the Voting Agreement) (such meeting, as so adjourned or postponed, being referred to as the "Special Meeting").

    (b) As promptly as practicable after the date hereof, the Company shall prepare and file with the SEC, and Parent and the Purchaser shall cooperate with the Company in such preparation and filing, a preliminary proxy statement relating to this Agreement and the transactions contemplated hereby and use its best efforts to furnish the information required to be included by the SEC in the Proxy Statement (as hereinafter defined) and, after consultation with Parent, to respond promptly to any comments made by the SEC with respect to the preliminary proxy statement and cause a definitive proxy statement (the "Proxy Statement") to be mailed to its stockholders. Subject to the fiduciary duties of the Board under applicable law, the Board shall recommend, and the Company shall include in the Proxy Statement the recommendation of the Board, that stockholders of the Company approve and adopt this Agreement and approve the Merger and the other transactions contemplated hereby, and the Company shall use all reasonable efforts to solicit from stockholders of the Company proxies in favor of the approval and adoption of this Agreement, approval of the Merger and the transactions contemplated hereby.

    (c) Parent agrees that (I) it will provide the Company with all information concerning Parent or the Purchaser necessary or reasonably appropriate to be included in the Proxy Statement and (II) at the Special Meeting, if held, or any postponement or adjournment thereof (or at any other meeting at which the Merger or this Agreement are considered by stockholders), it will vote, or cause to be voted, all of the Shares then owned by it, the Purchaser or any of its other Subsidiaries, if any, in favor of the approval and adoption of this Agreement and the transactions contemplated hereby.

    (d) The Company, Parent and Purchaser shall cooperate with one another in the preparation and filing of the Schedule 13E-3 and shall use all reasonable efforts to promptly obtain and furnish the information required to be included in the Schedule 13E-3 and to respond promptly to any comments or requests made by the SEC with respect to the Schedule 13E-3. Each party hereto shall promptly notify the other parties of the receipt of comments of, or any requests by, the SEC with respect to the Schedule 13E-3, and shall promptly supply the other parties with copies of all correspondence between such party (or its representatives) and the SEC (or its staff) relating thereto. The Company, Parent and Purchaser each agrees to correct any information provided by it for use in the Schedule 13E-3 which shall have become, or is false or misleading.

    Section 5.7  NOTIFICATION OF CERTAIN MATTERS.

    (a) The Company shall give prompt notice to Parent and Parent shall give prompt notice to the Company, of (I) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would cause any representation or warranty of the Company, or of Parent and the Purchaser, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at the Effective Time and (II) any material failure of the Company, or Parent or the Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The Company shall give prompt notice to Parent of the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would cause any information set forth in the Tax Letter to be or become untrue or incorrect, such that the condition set forth in Section 6.3(l)(ii) would not be satisfied as of the Effective Time.

    (b) The Company may supplement any of the Schedules to the Disclosure Schedule by delivering to Parent and the Purchaser a written supplement to such Schedule or Schedules ("Schedule Supplements") at any time prior to the day that is ten days prior to the Closing Date, PROVIDED that no such supplement shall be effective unless (I) the information contained therein (X) is necessary, in the good faith judgment of such party, to make the information set forth on the applicable Schedule to be supplemented true and correct and (Y) relates solely to events occurring or conditions arising subsequent to the date of this Agreement or facts, circumstances or conditions coming to the attention of the Company after the date hereof, and such supplement is accompanied by an officer's certificate, signed by an officer of the Company, so certifying, and
(II) the Closing shall have occurred. From and after the Closing, the Schedule Supplements shall form a part of this Agreement, and, to the extent the representations and warranties of the Company contained in Article III are qualified by reference to any such Schedule Supplement, any such Schedule Supplements thereto shall have the effect of modifying the representation and warranty so qualified as if it had been set forth on the corresponding Schedule of the Disclosure Schedule delivered by the Company to the Purchaser on the date hereof.

    (c) If at any time prior to the Special Meeting any event or circumstance relating to the Company or any of its Subsidiaries or affiliates, or its or their respective officers or directors, should be discovered by the Company that is required to be set forth in a supplement to the Proxy Statement, the Company shall promptly inform Parent and the Purchaser, so supplement the Proxy Statement and mail such supplement to its stockholders. If at any time prior to the Special Meeting any event or circumstance relating to Parent or any of its Subsidiaries or affiliates, or its or their respective officers or directors, should be discovered by Parent that is required to be set forth in a supplement to the Proxy Statement, Parent shall promptly inform the Company; and upon receipt of such information the Company shall promptly supplement the Proxy Statement and mail such supplement to its stockholders.

    Section 5.8  DIRECTORS' AND OFFICERS' INSURANCE AND INDEMNIFICATION.

    (a) The Surviving Corporation shall indemnify, defend and hold harmless the present and former officers, directors, employees and agents of the Company and its Subsidiaries in such capacities ("Indemnified Parties") to the fullest extent permitted by Law against all losses, damages, expenses or liabilities resulting from any claim, suit, action, proceeding or investigation to the extent that it was based on the fact that such Indemnified Party is or was a director, officer or employee of the Company or any of its Subsidiaries and arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time.

    (b) For a period of six years after the Effective Time, Parent and the Surviving Corporation shall maintain in effect directors' and officers' liability insurance covering the directors and officers of the Company and its Subsidiaries who are currently covered by the Company's existing directors' and officers' liability insurance with respect to claims arising from facts or events which occurred before the Effective Time, on terms and conditions no less favorable to such directors and officers than those in effect on the date hereof; PROVIDED that notwithstanding the foregoing, Parent and the Surviving Corporation shall be entitled to maintain such insurance pursuant to a six-year pre-paid insurance policy with a limit of liability of $90 million in the aggregate for such six-year period (the "Prepaid Policy") that provides for the payment of a single premium payment at the commencement of such policy covering the entire life thereof; PROVIDED, FURTHER that, if Parent and the Purchaser do not so maintain such Prepaid Policy, in no event shall Parent or the Surviving Corporation be required to make annual premium payments for such insurance to the extent such premiums exceed $1,750,000. Parent and the Surviving Corporation shall provide Stockholder with 30 days prior written notice of any reductions in the level of insurance resulting from the proviso to the second sentence of this
Section 5.8(b).

    (c) The Certificate of Incorporation and By-Laws of the Surviving Corporation shall contain provisions with respect to indemnification identical to those set forth in Article X of the Company's Restated Certificate of Incorporation and Article VI of the Company's By-Laws on the date of this

Agreement, which provisions shall not be amended, repealed or otherwise modified (except as required by applicable Law) for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors or officers of the Company in respect of actions or omissions occurring at or prior to the Effective Time.

    (d) The provisions of this Section 5.8 are intended for the benefit of, and shall be enforceable by, the respective Indemnified Parties.

    Section 5.9 PUBLICITY. Neither the Company, Parent nor any of their respective affiliates (other than the Stockholder) shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated hereby without the prior consultation of the other party, except as may be required by law or by any listing agreement with a national securities exchange if all reasonable efforts have been made to consult with the other party.

    Section 5.10 CERTAIN ARRANGEMENTS. The Company shall cause all accounts payable, accounts receivable, contracts, agreements, plans, instruments, commitments, claims and other obligations pursuant to which the Company or any of its Subsidiaries has made or is obligated to make payments or incur expenses to or for the benefit of Stockholder or any of its affiliates (other than the Company or any of its Subsidiaries) to be canceled, terminated, waived and released at or prior to the Effective Time without any consideration being paid or payable in respect thereof, pursuant to appropriate agreements and instruments in form and substance mutually satisfactory to Parent and Stockholder in their reasonable judgment; PROVIDED that the accounts payable, accounts receivable, contracts, agreements, plans, instruments, commitments, claims and other obligations set forth in Schedule 5.10 of the Disclosure Schedule shall be treated in the manner expressly set forth in such Schedule.

    Section 5.11 OFFERS AND SOLICITATIONS OF CONSENTS. Parent and the Purchaser shall use reasonable efforts to make, at their expense, tender offers (the "Offers") for all of the Notes (as defined below) upon terms and subject to conditions to be determined by Parent and the Purchaser, and the Company shall cooperate therewith. The Offers may be accompanied by such solicitations of consents from the holders of the Notes as may be determined by the Purchaser to be necessary or appropriate, relating to certain amendments (the "Proposed Amendments") to the indentures under which each series of Notes was issued (the "Indentures"). In the event that any registration statement is required in connection with the Offers or such solicitations, Parent and the Purchaser shall use reasonable efforts, at their expense, to prepare, file and cause to become effective any such registration statement, and the Company shall cooperate therewith as the registrant thereunder. At the Closing (provided that the requisite consents of Note holders necessary to effect the Proposed Amendments to any Indenture are received) the Company shall execute and deliver a supplemental indenture (each, a "Supplemental Indenture") with the relevant indenture trustee party to such Indenture (each, a "Trustee") to so amend the Indenture. The term "Notes" means the indebtedness of the Company listed in
Schedule 5.11 of the Purchaser Disclosure Schedule.

    Section 5.12 CERTAIN INFORMATION. From and after the date of this Agreement, Parent and the Purchaser shall at the request of the Company advise the Company as to the status of negotiations to obtain the Financing and shall advise the Company promptly upon becoming aware of any event, circumstance or condition that it believes could reasonably be expected to prevent the availability to the Purchaser of such Financing in a timely manner. Parent and the Purchaser shall provide the Company's financial advisors with such information regarding the financing plans and capital structure of the Surviving Corporation after giving effect to the Merger and the Financing as may be reasonably requested by the Company's financial advisors for the purpose of reviewing the matters referred to in Section 4.10 and any appraisal report referred to therein, subject to appropriate confidentiality undertakings by such advisors. At or prior to the Closing, Parent and the Purchaser shall provide to the Company the letter referred to in Section 4.10(b). In the event that this Agreement shall be terminated pursuant to Section 7.1, at the request of the Company, Parent and the Purchaser shall provide to the Company a copy of each of the Environmental Assessment and the Patent Review, but in no event shall Parent or the Purchaser be liable for any costs or losses incurred by the Company or any of its Subsidiaries as a result of its receipt or use of the Environmental Assessment or the Patent Review.

    Section 5.13 PATENT REVIEW. Within 70 days following the date hereof, Parent and its outside patent counsel shall have the right to perform legal due diligence with respect to (A) the validity and enforceability of the Company's and its Subsidiaries' Technology and (B) whether the conduct of the business of the Company and its Subsidiaries may infringe or otherwise conflict with the Technology of any other Person, in each case as Parent shall reasonably deem appropriate (the "Patent Review").

    Section 5.14 ADDITIONAL CONSENTS. (a) In the event that the Purchaser wishes to exercise its option to have the Company merge with and into the Purchaser in the Merger, as provided in Section 1.1(b), the Purchaser shall notify the Company of its desire to do so not later than 45 days after the date hereof. The Company thereupon may propose a supplement to one or more Schedules of the Disclosure Schedule by delivering to Parent and the Purchaser a proposed written supplement thereto not later than 15 days after receipt of such notice from the Purchaser and in no event more than 10 days prior to the Closing; PROVIDED that no such supplement shall be effective unless (I) the information contained therein (X) is necessary, in the good faith judgment of the Company, to make the information set forth on such Schedule true and correct and (Y) relates solely to the fact that the Company will not be the Surviving Corporation following the Merger, and such supplement is accompanied by an officer's certificate, signed by an officer of the Company, so certifying, and
(II) the Purchaser shall agree in its sole discretion to the contents of such supplement. In the event that such supplement is acceptable to the Purchaser, the Purchaser shall so notify the Company, and the Schedules of the Disclosure Schedule to be so supplemented shall be deemed modified by such supplement. In the event that such supplement is not acceptable to the Purchaser, the Purchaser shall so notify the Company, and if the Purchaser and the Company are not able to agree upon another form of such supplement that is acceptable to the Purchaser within 15 days of the Company's receipt of such notice from the Purchaser, such Schedules shall not be deemed so modified, and the Purchaser's election pursuant to Section 1.1(b) shall accordingly be deemed rescinded. The Purchaser shall be entitled to supplement Schedule 4.3(b) of the Purchaser Disclosure Schedule by delivering to the Company a written supplement thereto in no event more than 10 days prior to the Closing; PROVIDED that no such supplement shall be effective unless the information contained therein (X) is necessary, in the good faith judgment of the Purchaser, to make the information set forth on such Schedule true and correct and (Y) relates solely to the fact that the Company will not be the Surviving Corporation following the Merger, and such supplement is accompanied by an officer's certificate, signed by an officer of the Purchaser, so certifying. Upon delivery of such supplement, such Schedule shall be deemed modified thereby.

    (b) Each of the Company and the Purchaser shall use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations or otherwise to obtain all necessary authorizations, consents and approvals, and to effect all necessary registrations and filings, set forth on its respective supplement to such Schedules. The Purchaser may rescind its election pursuant to
Section 1.1(b) at any time prior to 10 days before the Special Meeting. Any additional costs incurred by the Company solely as a result of the Purchaser's election pursuant to Section 1.1(b) shall be borne by the Purchaser, provided that the Company shall provide the Purchaser with reasonably detailed evidence of such costs.

                                   ARTICLE VI
                                   CONDITIONS

    Section 6.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the parties hereto in writing, in whole or in part, to the extent permitted by applicable law):

    (a) No statute, rule, order, decree or regulation shall have been enacted or promulgated by any Governmental Entity of competent jurisdiction (whether temporary, preliminary or permanent) which is in effect and has the effect of prohibiting the consummation of the Merger or making the Merger illegal;

    (b) There shall be no order or injunction of a Governmental Entity of competent jurisdiction (whether temporary, preliminary or permanent) in effect precluding, restraining, enjoining or prohibiting consummation of the Merger and there shall be no suit, action, proceeding or investigation by a Governmental Entity seeking to restrain, enjoin or prohibit the Merger;

    (c) The applicable waiting period under the HSR Act with respect to the actions contemplated by this Agreement shall have expired or been terminated;

    (d) Other than filing the Certificate of Merger in accordance with the DGCL, all authorizations, consents and approvals of all Governmental Entities required to be obtained prior to consummation of the Merger shall have been obtained, except for such authorizations, consents, and approvals the failure of which to be obtained individually and in the aggregate would not have or result in a Material Adverse Effect; all authorizations, consents and approvals of other Persons set forth on Schedule 6.1(d) of the Disclosure Schedule shall have been obtained;

    (e) This Agreement shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock, and the Merger shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the common stock of the Stockholder; and all authorizations, consents and approvals of the Manville Personal Injury Settlement Trust (the "Trust") and the Manville Property Damage Settlement Trust (the "PD Trust") required to be obtained in connection with the execution, delivery and performance of this Agreement, the Voting Agreement and the Tax Matters Agreement, and the consummation of the transactions contemplated hereby and thereby, shall have been obtained; and

    (f) (I) The conditions to (X) the obligation of Stockholder to declare the Dividend under Section 3.03(b) of the Profit Sharing Exchange Agreement, dated October 25, 1995, between Stockholder and the Trust (the "Exchange Agreement"), and (Y) the obligations of Stockholder and the Trust under Section 4.02 and
Section 4.03, respectively, of the Exchange Agreement, other than the condition set forth in Section 4.03(e) thereof, shall have been satisfied or waived or
(II) the parties to the Exchange Agreement shall have determined and shall have provided evidence of such determination that the conditions to the obligations described in clauses (i) (x) and (y) of this Section 6.1(f) are not conditions to the obligations of the Company to effect the Merger hereunder.

    Section 6.2 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO EFFECT THE MERGER. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

    (a) The representations and warranties of Parent and the Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the date hereof, and true and correct in all material respects at and as of the Effective Time as if made at and as of such time; and

    (b) Each of Parent and the Purchaser shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof.

    (c) The Board shall have received the letter referred to in Section 4.10(b).

    (d) The Tax Matters Agreement shall be in full force and effect with respect to Parent and the Purchaser;

    (e) The Company shall have received (I) an opinion, addressed to it and dated the Closing Date from Debevoise & Plimpton, special counsel to Parent and the Purchaser, in form and substance reasonably satisfactory to the Company, and
(II) a certificate executed by a duly authorized officer of the Purchaser to be delivered at the Closing and dated the Closing Date to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied; and

    (f) The terms and provisions of the definitive agreements relating to the Financing shall not cause the Board in the exercise of its good faith, reasonable judgment, after consultation with its counsel and its financial advisor, to conclude that, notwithstanding the delivery of the letter contemplated by Section 4.10(b), the representation set forth in Section 4.10(a) is not true and correct in all material respects at and as of the Effective Time.

    Section 6.3 CONDITIONS TO OBLIGATIONS OF PARENT AND THE PURCHASER TO EFFECT THE MERGER. The obligations of Parent and the Purchaser to effect the Merger are further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

    (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the date hereof, and true and correct in all material respects at and as of the Effective Time as if made at and as such time;

    (b) The Company shall have performed in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof;

    (c) The representations and warranties of Stockholder contained in the Voting Agreement shall be true and correct in all material respects at and as of the date hereof, and true and correct in all material respects at and as of the Effective Time as if made at and as such time; Stockholder shall have performed in all material respects each of its obligations under the Voting Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms thereof and the Voting Agreement shall be in full force and effect with respect to Stockholder;

    (d) The Environmental Consultant shall have completed the Environmental Assessment relating to the business and operations of the Company and its Subsidiaries and shall have submitted its report in respect thereof, which Environmental Assessment and report shall be satisfactory in scope and substance to Parent and the Purchaser in their reasonable judgment;

    (e) Parent and the Purchaser shall have completed financing arrangements, and entered into definitive financing agreements on terms satisfactory to them in their reasonable judgment, and shall have received funds thereunder sufficient to pay the Merger Consideration, repay or redeem all of the existing indebtedness of the Company and its Subsidiaries (except for the indebtedness, if any, set forth on Schedule 6.3(e) of the Purchaser Disclosure Schedule), and otherwise enable Parent and the Purchaser to consummate the transactions contemplated hereby;

    (f) At least 51% in aggregate principal amount of the outstanding Notes of each series shall have been validly tendered and not withdrawn pursuant to the Offers prior to the Expiration Date (the "Minimum Tenders"); and the Purchaser or the Company, as the case may be, shall have accepted for payment and paid for all Notes validly tendered pursuant to the Offers, PROVIDED that for purposes of satisfying this condition, such acceptance and payment by the Purchaser shall be deemed to have occurred if the Purchaser fails to accept for payment and pay for any Notes tendered pursuant to the Offers in violation of the terms of the Offers and the Solicitation; and the Company and the applicable Trustee shall have executed the Supplemental Indentures with respect to the Notes of each series implementing the Proposed Amendments to the Indentures;

    (g) The  indebtedness of  the  Company and  its  Subsidiaries set  forth  on
Schedule 6.3(g) of the Purchaser Disclosure Schedule shall have been repaid in full (at the Purchaser's expense), on terms satisfactory to Parent and the Purchaser in their reasonable judgment, and Parent and the Purchaser shall have received evidence to such effect satisfactory to them;

    (h) The number of Dissenting Shares shall not exceed ten percent (10.0%) of the outstanding shares of Company Common Stock;

    (i) No event, occurrence, fact, condition, change, development or effect shall exist or have occurred since the date of the Balance Sheet that, individually or in the aggregate, has had or resulted in, or could reasonably be expected to become or result in, a Material Adverse Effect;

    (j) The Tax Matters Agreement shall be in full force and effect with respect to Stockholder and the Company;

    (k) Parent and the Purchaser shall have received (I) opinions, addressed to them and dated the Closing Date, from each of (X) Skadden, Arps, Slate, Meagher & Flom, counsel to the Company, in form and substance reasonably satisfactory to Parent and the Purchaser, which opinion shall state among other things that each lender, underwriter and investor providing any portion of the Financing shall be entitled to rely thereon, and (Y) counsel to Stockholder, in form and substance reasonably satisfactory to Parent and Purchaser, which opinion shall be from such counsel as is reasonably satisfactory to Parent and the Purchaser, and shall state among other things that each lender, underwriter and investor providing any portion of the Financing shall be entitled to rely thereon, and
(II) a certificate executed by a duly authorized officer of the Company to be delivered at the Closing and dated the Closing Date to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied;

    (l) Each of (I) the representations and warranties of the Company set forth in Section 3.13(b) and (II) the information set forth in the letter dated the date hereof from Robert E. Cole, Senior Vice President, Corporate Finance and Chief Financial Officer of Stockholder, addressed to Parent and the Purchaser (the "Tax Letter") shall be true and correct at and as of the date hereof, and at and as of the Effective Time as if made at and as of such time;

    (m) The Patent Review shall not have revealed any facts or circumstances that would reasonably be expected individually or in the aggregate to result in
(I) a Material Adverse Effect, (II) any costs, damages or liabilities that would be material to the Company and its Subsidiaries taken as a whole, (III) equitable remedies against the operation of any material portion of the business of the Company and its Subsidiaries, or (IV) the inability to enforce the Company's or any of its Subsidiaries' Technology (except as against improvements developed by any other Person without infringement or misappropriation of any such Technology) so as to materially impair the competitive position of the Company and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that this
Section 6.3(m) shall no longer be a condition to the obligations of Parent or the Purchaser hereunder if this Agreement shall not have been terminated on or prior to the 90th day following the date hereof; and

    (n) The Schedule Supplements referred to in Section 5.7(b) shall be in form and substance satisfactory to the Purchaser in its sole discretion.

                                  ARTICLE VII
                                  TERMINATION

    Section 7.1 TERMINATION. Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after stockholder approval thereof:

    (a) By the mutual consent of the Board of Directors of Parent and the Board of Directors of the Company.

    (b) By either the Company, on the one hand, or Parent and the Purchaser, on the other hand, if: (I) the Merger has not been consummated on or prior to March 31, 1996, or such other date, if any, as Parent and the Company shall agree upon (provided that the right to terminate this Agreement under this Section
7.1(b)(i) shall not be available to a party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Effective Time to occur on or before such date); or (II) any Governmental Entity shall have issued a statute, order, decree or regulation or taken any other action (which statute, order, decree, regulation or other action the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the Merger or making the Merger illegal and such statute, order, decree, regulation or other action shall have become final and non-appealable.

    (c) By the Company, upon 10 days' prior written notice after Parent has received from the Company written notice of the Company's receipt of a Superior Proposal (as defined below) in accordance with Section 5.2, if prior to the Effective Time the Board of Directors of the Company shall have withdrawn, or modified or changed in a manner adverse to Parent or the Purchaser its approval or recommendation of this Agreement or the Merger in order to approve and permit the Company to execute a definitive agreement relating to such Superior Proposal; PROVIDED that such termination shall not be effective until the Company has made payment to Parent of the Fee (as defined in Section 8.1(b)) and has either paid to Parent or deposited with a mutually acceptable escrow agent $6,700,000 toward reimbursement to Parent and the Purchaser of Expenses (as defined in Section 8.1(e)), in each case in accordance with Section 8.1. The term "Superior Proposal" shall mean any Acquisition Proposal that the Board determines in its good faith, reasonable judgment, after consultation with its financial advisor, is more favorable to the Company or the holders of Company Common Stock than the transactions contemplated hereby.

    (d) By the Company, upon 30 days' prior written notice, in the event of a breach of or inaccuracy in any representation, warranty, covenant or agreement on the part of Parent or the Purchaser such that any conditions set forth in
Section 6.2(a) or 6.2(b) would not be satisfied as of the Effective Time, which breach or inaccuracy is not cured prior to the expiration of such 30 day period; provided that if such breach or inaccuracy is not curable, the Company may terminate this Agreement immediately under this Section 7.1(d).

    (e) By Parent, if (I) the stockholders of the Company fail to approve and adopt this Agreement and the transactions contemplated hereby at the Special Meeting (including any postponement or adjournment thereof); (II) the Board of Directors of the Company withdraws, modifies or changes its recommendation of this Agreement or the Merger in a manner adverse to Parent or the Purchaser or shall have resolved to do any of the foregoing or the Board of Directors of the Company shall have recommended to the stockholders of the Company any Acquisition Transaction or resolved to do so; (III) the stockholders of Stockholder fail to approve this Agreement and the consummation of the transactions contemplated hereby at the Stockholder Special Meeting (as defined in the Voting Agreement) (including any postponement or adjournment thereof);
(IV) the Board of Directors of Stockholder withdraws, modifies or changes its recommendation of the Merger or the transactions contemplated hereby in a manner adverse to Parent or the Purchaser or shall have resolved to do any of the foregoing or the Board of Directors of Stockholder shall have recommended to the stockholders of Stockholder any Acquisition Transaction or resolved to do so;
(V) any authorization, consent or approval of the Trust or the PD Trust required to be obtained in connection with the execution, delivery and performance of this Agreement, the Voting Agreement and the Tax Matters Agreement, and the consummation of the transactions contemplated hereby and thereby, shall not have been obtained prior to the date of the Special Meeting or the Stockholder Special Meeting, or if earlier March 29, 1996 (provided that at the date of any termination hereof pursuant to this Section 7.1(e), (1) if such date were the Closing Date and the time of such termination were the Effective Time, the conditions set forth in Sections 6.1(a), 6.1(b), 6.1(c), 6.1(d), 6.1(f), 6.2(a),
6.2(b) and 6.2(d) would be satisfied or waived, (2) the Purchaser shall have entered into definitive agreements for the Financing, (3) the Purchaser shall have delivered to the Company the letter referred to in Section 4.10(b), or an unsigned form of such letter with an accompanying letter from the Purchaser to the effect that the Purchaser would be prepared to deliver a signed form thereof at the Closing, and (4) the Company shall not have delivered written notice to the Purchaser that the Board has made the determination referred to in Section 6.2(f)); or (VI) any Person shall have acquired beneficial ownership or right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), shall have been formed that beneficially owns, or has the right to acquire beneficial ownership of, outstanding shares of capital stock of the Company then representing 20% or more of the combined power to vote generally for the election of directors.

    (f) By Parent, in the event that (I) the Court (as defined in the Exchange Agreement) shall have denied the application of the Trustees (as defined in the Exchange Agreement) referred to in Section 4.02(c) of the Exchange Agreement, or
(II) the condition set forth in Section 6.1(f) shall otherwise not have been satisfied prior to March 29, 1996.

    (g) By Parent, upon 30 days' prior written notice, in the event of a breach of or inaccuracy in any representation, warranty, covenant or agreement on the part of the Company such that the conditions set forth in Section 6.3(a), 6.3(b) or 6.3(l)(i) would not be satisfied as of the Effective Time, or in the event of a breach of or inaccuracy in any representation, warranty, covenant or agreement on the part of Stockholder contained in the Voting Agreement such that the condition set forth in Section 6.3(c) would not be satisfied as of the Effective Time, or in the event that the information set forth in the Tax Letter shall be found to be or become untrue or incorrect, such that the condition set forth in
Section 6.3(l)(ii) would not be satisfied as of the Effective Time, which breach or inaccuracy is not cured or such information is not made true and correct prior to the expiration of such 30 day period; PROVIDED that if such breach or inaccuracy or failure of such information to be true and correct is not curable, Parent may terminate this Agreement immediately under this Section 7.1(g).

    (h) By Parent, on or prior to the 90th day after the date hereof, in the event that the Patent Review shall have revealed any facts or circumstances that would reasonably be expected individually or in the aggregate to result in (I) a Material Adverse Effect, (II) any costs, damages or liabilities that would be material to the Company and its Subsidiaries taken as a whole, (III) equitable remedies against the operation of any material portion of the business of the Company and its Subsidiaries, or (IV) the inability to enforce the Company's or any of its Subsidiaries' Technology (except as against improvements developed by any other Person without infringement or misappropriation of any such Technology) so as to materially impair the competitive position of the Company and its Subsidiaries taken as a whole.

    Section 7.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall forthwith be given by the terminating party or parties to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void, and there shall be no liability on the part of Parent, the Purchaser or the Company, except as set forth in Section 8.1 hereof and except with respect to the requirement to comply with the Confidentiality Agreement and return, destroy or hold Evaluation Material pursuant to the procedures set forth therein set forth in Section 5.3; PROVIDED that nothing herein shall relieve any party from any liability or obligation with respect to any wilful breach of this Agreement.

                                  ARTICLE VIII
                                 MISCELLANEOUS

    Section 8.1  FEES AND EXPENSES.

    (a) Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

    (b) The Company shall promptly pay to Parent a termination fee of $37,500,000 (the "Fee") in the event that (I) this Agreement is terminated pursuant to Section 7.1(c) or 7.1(e), or (II) (X) this Agreement is terminated pursuant to Section 7.1(f) and (Y) prior to the first anniversary of such termination an Acquisition Transaction is consummated (other than an Acquisition Transaction that solely involves securities or assets of the Stockholder, other than Company Common Stock or other securities of the Company).

    (c) Subject to the final sentence of this Section 8.1(c), the Company shall promptly pay to Parent an amount equal to all Expenses (as defined below) in the event that:

        (i) this Agreement is terminated pursuant to Section 7.1(c), 7.1(e) or 7.1(f),

        (ii) this Agreement is terminated pursuant to Section 7.1(a), 7.1(b)(i) or 7.1(g) and (X) at that time the condition set forth in Section 6.3(d) shall not have been satisfied and (Y) the representation and warranty set forth in Section 3.14 shall not have been true and correct at and as of the date hereof, or at and as of the date of such termination as if made at and as of such date,

       (iii) this Agreement is terminated pursuant to Section 7.1(a), 7.1(b)(i) or 7.1(g) and at that time the condition set forth in Section 6.3(m) shall not have been satisfied, or is terminated pursuant to Section 7.1(h),

       (iv) this Agreement is terminated pursuant to Section 7.1(a) or 7.1(b)(i) and at that time there shall exist, or pursuant to Section 7.1(g) in the event of, any material breach of any covenant or agreement on the part of the Company contained in this Agreement or the Stockholder contained in the Voting Agreement, or

        (v) this Agreement is terminated pursuant to Section 7.1(a) or 7.1(b)(i) and at that time there shall exist, or pursuant to Section 7.1(g) in the event of, any material breach or inaccuracy of any representation or warranty on the part of the Company contained in this Agreement or the
    Stockholder contained in the Voting Agreement, or any failure of the information set forth in the Tax Letter to be true and correct, other than any breach or inaccuracy (an "Involuntary Breach") of any such representation or warranty (X) as to which, as of the date hereof, the Company and the Stockholder have no knowledge, after due inquiry, of any facts or circumstances that cause such representation or warranty not to be true and correct in all material respects at and as of the date hereof, or that could reasonably be expected to cause such representation or warranty not to be true and correct at and as of the Effective Time, and (Y) that shall not be a result of any wilful action or inaction on the part of the Company or the Stockholder.

Notwithstanding the foregoing sentence, (A) the aggregate amount of any payment required to be made by the Company in respect of the Fee pursuant to Section 8.1(b) and any Expenses pursuant to this Section 8.1(c) shall be limited to (I) in the case of a termination of this Agreement prior to January 15, 1996, $44,200,000, and (II) in the case of a termination of this Agreement on or after such date, $44,200,000 plus, in the event that prior to such termination the Purchaser shall have become obligated to pay commitment fees to any of its lenders in respect of the Financing ("Commitment Fees") upon any such termination, the aggregate amount of such Commitment Fees, and (B) if, at the time of any termination of this Agreement that but for this clause (B) would result in payment of Expenses pursuant to this Section 8.1(c), there is in effect an order or injunction of the type referred to in Section 6.1(b), then Expenses shall be payable by the Company under Section 8.1(d) and not this
Section 8.1(c).

    (d) Except in any case in which the Company has made any payment in respect of Expenses pursuant to Section 8.1(c), the Company shall promptly pay to Parent an amount equal to the lesser of the Expense Cap and all Expenses in the event that (I) this Agreement is terminated pursuant to Section 7.1(a) or 7.1(b) and at the time one or more of the conditions in Sections 6.1(a), 6.1(b), 6.1(c), 6.1(d), 6.2(f), 6.3(h) and 6.3(i) shall not have been satisfied or (II) this Agreement is terminated pursuant to Section 7.1(g) solely in the event of any Involuntary Breach. The term "Expense Cap" means (X) with respect to any termination of this Agreement prior to January 15, 1996, $10,000,000, and (Y) with respect to any termination of this Agreement on or after such date, $20,000,000 plus the aggregate amount of any Commitment Fees payable upon any such termination.

    (e) All payments pursuant to this Section 8.1 shall be in immediately available funds. In the event that the Company shall pay Parent an amount in respect of Expenses as contemplated by the proviso to Section 7.1(c), and such amount shall subsequently prove to exceed the amount of Expenses actually incurred, Parent shall refund the excess to the Company. In the event that the Company shall pay Parent an amount in respect of Expenses as contemplated by the proviso to Section 7.1(c), and such amount shall subsequently prove to be less than the amount of Expenses actually incurred, the Company shall remain liable to reimburse Parent for such remaining Expenses as and to the extent set forth in Section 8.1(c). The term "Expenses" means all out-of-pocket fees, costs and other expenses incurred or assumed by Parent or the Purchaser or incurred on their behalf in connection with this Agreement or any of the transactions contemplated hereby, including but not limited to in connection with the negotiation, preparation, execution and performance of this Agreement, the structuring and financing of the Merger and the other transactions contemplated hereby, or any commitments or agreements relating to such financing, including, without limitation, fees and expenses (other than fees that become payable solely as the result of the termination of this Agreement) payable to all banks, investment banking firms, other financial institutions and other Persons and their respective agents and counsel for arranging, committing to provide or providing any financing for the Merger and any other transactions contemplated hereby or structuring such transactions or such financing (other than any such fee payable to Clayton, Dubilier & Rice, Inc. or any affiliate thereof), and all fees and expenses of counsel, accountants, experts and environmental, actuarial, insurance and other consultants to Parent, the Purchaser or Clayton, Dubilier & Rice, Inc.

    (f) This Section 8.1 shall survive any termination of this Agreement.

    Section 8.2  AMENDMENT; WAIVER.

    (a) This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval by the stockholders of the Company of the matters presented in connection with the Merger, but after any such approval no amendment shall be made without the approval of such stockholders if such amendment changes the Merger Consideration or alters or changes any of the other terms or conditions of this Agreement if such alteration or change would materially adversely affect the rights of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    (b) At any time prior to the Effective Time, the parties may (I) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (II) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto or (III) waive compliance with any of the agreements or conditions of the other parties hereto contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.

    Section 8.3  SURVIVAL.

    (a) The respective representations and warranties of Parent, the Purchaser and (except as provided in Section 8.3(b)) the Company contained herein or in any certificates or other documents delivered prior to or as of the Effective Time shall not survive beyond the Effective Time. The covenants and agreements of the parties hereto (including the Surviving Corporation after the Merger) shall survive the Effective Time without limitation (except for those which, by their terms, contemplate a shorter survival period).

    (b) The representations and warranties of the Company contained in Sections 3.5, 3.7, 3.14 and (solely as it relates to the foregoing Sections) 3.24 shall survive the Effective Time until the date that is 30 days after the delivery of the opinion with respect to the annual audit by the Surviving Corporation's independent auditors of the financial statements of the Surviving Corporation for the fiscal year ended December 31, 1996, and in any event no later than May 31, 1997.

    Section 8.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon (A) transmitter's confirmation of a receipt of a facsimile transmission, (B) confirmed delivery by a standard overnight carrier or when delivered by hand, (C) the expiration of five business days after the day when mailed in the United States by certified or registered mail, postage prepaid, or (D) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to Stockholder, to:

            Manville Corporation
           717 17th Street
           Denver, Colorado 80202
           Telephone: (303) 978-4911
           Facsimile: (303) 978-4842
           Attention: General Counsel

        with a copy to:
       Skadden, Arps, Slate, Meagher & Flom
       919 Third Avenue
       New York, New York 10022
       Telephone: (212) 735-3000
       Facsimile: (212) 735-2001
       Attention: Franklin M. Gittes, Esq.

        (b) if to the Company, to:
                  Riverwood International Corporation
           3350 Cumberland Circle
           Suite 1600
           Atlanta, Georgia 30339
           Telephone: (404) 644-3000
           Facsimile: (404) 644-2929
           Attention: General Counsel
                         and
           Attention: J. Steven Beabout, Esq.
           with a copy to:
           Skadden, Arps, Slate, Meagher & Flom
           919 Third Avenue
           New York, New York 10022
           Telephone: (212) 735-3000
           Facsimile: (212) 735-2001
           Attention: Franklin M. Gittes, Esq.
                         and

        (c) if to Parent or the Purchaser, to:
    CDRO Holding Corporation
           CDRO Acquisition Corporation
             c/o Clayton, Dubilier & Rice
             Fund V Limited Partnership
           270 Greenwich Avenue
           Greenwich, Connecticut 06830
           Facsimile: (203) 661-0544
           Telephone: (203) 661-3998
           Attention: Alberto Cribiore

           with a copy to:

           Clayton, Dubilier & Rice, Inc.
           126 East 56th Street
           New York, New York 10022
           Facsimile: (212) 407-5252
           Telephone: (212) 407-5200
           Attention: Kevin J. Conway

           and with a copy to:

           Debevoise & Plimpton
           875 Third Avenue
           New York, New York 10022
           Telephone: (212) 909-6000
           Facsimile: (212) 909-6836
           Attention: David A. Brittenham, Esq.

    Section 8.5 INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The phrase "made available" when used in this Agreement shall mean that the information referred to has been made available to the party to whom such information is to be made available. The word "affiliates" when used in this Agreement shall have the respective meanings ascribed to them in Rule 12b-2 under the Exchange Act. The phrase "beneficial ownership" and words of similar import when used in this Agreement shall have the meaning ascribed to it in Rule 13d-3 under the Exchange Act.

    Section 8.6 HEADINGS; SCHEDULES. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Disclosure of any matter pursuant to any Schedule to the Disclosure Schedule shall not be deemed to be an admission or representation as to the materiality of the item so disclosed.

    Section 8.7  COUNTERPARTS.   This Agreement may be  executed in two or  more
counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

    Section 8.8 ENTIRE AGREEMENT. This Agreement, together with the Confidentiality Agreement, the Tax Matters Agreement and the Tax Letter, constitutes the entire agreement, and supersedes all prior agreements and understandings (written and oral), among the parties with respect to the subject matter hereof. The parties understand that in order to induce Parent and the Purchaser to enter into this Agreement, the Stockholder has entered into the Voting Agreement and the Tax Matters Agreement as of the date hereof with Parent and the Purchaser.

    Section 8.9 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    Section 8.10 GOVERNING LAW. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

    Section 8.11 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; PROVIDED, that Parent or the Purchaser may assign this Agreement to any Subsidiary of Parent or the Purchaser, or to any lender to Parent or the Purchaser or any Subsidiary or Affiliate thereof as security for obligations to such lender, and PROVIDED, FURTHER, that no assignment to any such lender shall in any way affect Parent's or the Purchaser's obligations or liabilities under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns, and except for the provisions of Section 5.8 with respect to indemnification of Indemnified Parties, the provisions of this Agreement are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

    IN WITNESS WHEREOF, Parent, the Purchaser and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          RIVERWOOD INTERNATIONAL CORPORATION

                                          By: /s/_THOMAS H. JOHNSON_____________
                                             Name: Thomas H. Johnson
                                             Title: President and
                                             Chief Executive Officer

                                          CDRO HOLDING CORPORATION

                                          By: /s/_KEVIN J. CONWAY_______________
                                             Name: Kevin J. Conway
                                             Title: President

                                          CDRO ACQUISITION CORPORATION

                                          By: /s/_KEVIN J. CONWAY_______________
                                             Name: Kevin J. Conway
                                             Title: President

                                                                         ANNEX C

                      VOTING AND INDEMNIFICATION AGREEMENT
                                  BY AND AMONG
                             MANVILLE CORPORATION,
                            CDRO HOLDING CORPORATION
                                      AND
                          CDRO ACQUISITION CORPORATION
                                  DATED AS OF
                                OCTOBER 25, 1995

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                           ---------
                                                     ARTICLE I
Section 1.     Certain Definitions.......................................................................  C-1
Section 2.     Representations and Warranties of the Stockholder.........................................  C-1
Section 3.     Representations and Warranties of Parent and the Purchaser................................  C-4
                                                     ARTICLE II
Section 4.     Voting Agreement..........................................................................  C-5
Section 5.     Adjustments; Additional Shares............................................................  C-6
Section 6.     Restrictions on Transfer, Etc.............................................................  C-6
Section 7.     No Solicitation...........................................................................  C-6
Section 8.     Conditions................................................................................  C-7
                                                    ARTICLE III
Section 9.     Indemnification...........................................................................  C-7
                                                     ARTICLE IV
Section 10.    Certain Deliveries of Parent and the Purchaser............................................  C-9
Section 11.    Access to Information.....................................................................  C-9
Section 12.    Hart-Scott-Rodino Filing..................................................................  C-10
Section 13.    Insurance.................................................................................  C-10
Section 14.    Publicity.................................................................................  C-10
Section 15.    Certain Arrangements......................................................................  C-11
                                                     ARTICLE V
Section 16.    Reasonable Efforts, etc...................................................................  C-11
Section 17.    Non-survival of Representations and Warranties............................................  C-13
Section 18.    Expenses..................................................................................  C-13
Section 19.    Amendment; Waiver; Assignment.............................................................  C-13
Section 20.    Parties in Interest.......................................................................  C-13
Section 21.    Notices...................................................................................  C-13
Section 22.    Governing Law.............................................................................  C-14
Section 23.    Termination...............................................................................  C-14
Section 24.    Entire Agreement..........................................................................  C-14
Section 25.    Descriptive Headings......................................................................  C-14
Section 26.    Counterparts..............................................................................  C-15
Section 27.    Post-Closing Confidentiality..............................................................  C-15
Section 28.    Rights and Remedies.......................................................................  C-15
Section 29.    Merger Agreement..........................................................................  C-15

    VOTING AND INDEMNIFICATION AGREEMENT, dated as of October 25, 1995 (this "Agreement"), by and among Manville Corporation, a Delaware corporation (the "Stockholder"), CDRO Holding Corporation, a Delaware corporation ("Parent"), and CDRO Acquisition Corporation, a wholly owned subsidiary of Parent and a Delaware corporation (the "Purchaser").

    WHEREAS, Riverwood International Corporation, a Delaware corporation (the "Company"), Parent and the Purchaser have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides, among other things, that upon the terms and subject to the conditions set forth therein (i) the Purchaser will be merged with and into the Company in accordance with the General Corporation Law of the State of Delaware (the "Merger") and
(ii) each share of common stock, par value $.01 per share, of the Company (referred to herein as "Company Common Stock") issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will, except as otherwise expressly provided in the Merger Agreement, be cancelled and retired and converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

    WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of, and has the sole right to vote and dispose of, 53,399,558 shares (the "Shares") of Company Common Stock; and

    WHEREAS, in order to induce Parent, the Purchaser and the Company to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement.

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I

    Section 1.  CERTAIN DEFINITIONS.   Capitalized terms used but not  otherwise
defined herein shall have the meanings assigned to such terms in the Merger Agreement.

    Section 2.    REPRESENTATIONS  AND  WARRANTIES  OF  THE  STOCKHOLDER.    The
Stockholder represents and warrants to Parent and the Purchaser, as of the date hereof and as of the Closing Date, as follows:

        (a) The Stockholder is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Stockholder has made available to Parent and the Purchaser its Restated Certificate of Incorporation and By-laws as currently in effect.

        (b)  The Stockholder has the requisite  corporate power and authority to
    execute,  deliver  and  perform  this   Agreement  and  to  consummate   the
    transactions contemplated hereby.

        (c) The execution, delivery and performance by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Stockholder (the "Stockholder's Board") and, except for obtaining the approval of the Merger and the transactions contemplated by the Merger Agreement by the Stockholder's stockholders, no other corporate proceedings on the part of the Stockholder are necessary to authorize the execution, delivery and performance of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby or the consummation by the Company of the transactions contemplated by the Merger Agreement.

        (d) This Agreement has been duly executed and delivered by the Stockholder and, assuming due authorization, execution and delivery of this Agreement by Parent and the Purchaser, is a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, except that such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        (e) Neither the execution, delivery and performance of this Agreement by the Stockholder nor, assuming the receipt of the approval of the Merger and the transactions contemplated by the Merger Agreement by the Stockholder's stockholders, the consummation by the Stockholder of the transactions contemplated hereby will (i) violate any provision of the Restated Certificate of Incorporation or By-Laws of the Stockholder; (ii) assuming the receipt of the approvals described in Schedule 2(e) to this Agreement, conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or to the imposition of any Lien (as defined in Section 2(g)) on the Shares) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee or other evidence of indebtedness, lease, license, contract, agreement, plan or other instrument or obligation to which the Stockholder is a party or by which it or any of its assets may be bound or
    (iii) conflict with or violate any Laws applicable to the Stockholder or any of its properties or assets; except in the case of clauses (ii) or (iii) for such conflicts, violations, breaches or defaults which would not individually or in the aggregate be reasonably expected to prevent or materially impair or delay the consummation by the Stockholder of the transactions contemplated hereby.

        (f) Except as set forth in Schedule 2(f) to this Agreement, no filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any Governmental Entity or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Stockholder or the consummation by the Stockholder of the transactions contemplated hereby, except (i) applicable requirements under Competition Laws, (ii) applicable requirements under the Exchange Act and
    (iii) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made individually and in the aggregate would not materially impair or delay the consummation of the transactions contemplated hereby. Except as disclosed in Schedule 2(f) to this Agreement, no filing or registration with, declaration or notification to, or order, authorization, consent or approval of, Manville Personal Injury Settlement Trust (the "Trust") or Manville Property Damage Settlement Trust is required in connection with the execution, delivery and performance of this Agreement by the Stockholder or the Merger Agreement by the Company or the consummation by the Stockholder and the Company, respectively, of the transactions contemplated hereby and thereby. The Stockholder is the "ultimate parent entity" of the Company within the meaning of the HSR Act.

        (g) The Stockholder is the sole record and beneficial owner of 53,399,558 shares of Company Common Stock free and clear of any mortgage, pledge, hypothecation, rights of others, claim, security interest, encumbrance, title defect, title retention agreement, voting trust agreement, interest, option, lien, charge or similar restrictions or limitations (each, a "Lien") (including any restriction on the right to vote, sell or otherwise dispose of the Shares), except as set forth in this Agreement or Schedule 2(e) to this Agreement. There are no options or rights to acquire, or any agreements to which the Stockholder is a party relating to the ownership or voting of, the Stockholder's Shares, other than this Agreement and the agreements set forth in Schedule 2(e) to this Agreement. The Stockholder holds exclusive power to vote the Shares, subject to the limitations set forth in this Agreement or Schedule 2(e) to this Agreement.

        (h) All agreements, contracts, transfers of assets or liabilities or other commitments or transactions, whether or not entered into in the ordinary course of business, to or by which the Company or any of its Subsidiaries, on the one hand, and the Stockholder or any of its affiliates (other than the Company or any of its Subsidiaries), on the other hand, are or have been a party or otherwise bound or affected, that (i) are currently pending or in effect or (ii) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to the Company or any of its Subsidiaries taken as a whole, have either been disclosed in the Company SEC Reports or are set forth in Schedule 3.23(a) of the Disclosure Schedule referred to in the Merger Agreement.

        (i) None of the information provided by the Stockholder specifically for use in the Schedule 13E-3 will at the time the Schedule 13E-3 or any amendments thereto are filed with the SEC and/or mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        (j) None of the information provided by the Stockholder specifically for use in the Offer Documents and any related schedules (and any amendment or supplement to any of the foregoing), mailed to the registered holders of the Notes of each series, as the case may be, in connection with the Offers, at the date mailed will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        (k) The affirmative vote of the holders of a majority of the outstanding shares of the common stock, par value $.01 per share, of the Stockholder (the "Stockholder Common Stock") entitled to vote on the disposition of the Stockholder Shares pursuant to the Merger at the Stockholder Special Meeting (as defined in Section 16(b)) is the only vote of any class of capital stock of the Stockholder that will be required to approve the Merger and the other transactions contemplated by the Merger Agreement. Except as set forth in the preceding sentence, no vote of any class of capital stock of the Stockholder is required to adopt this Agreement or approve the transactions contemplated hereby.

        (l) Except as set forth in Section 3.16 of the Merger Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or the Merger Agreement based upon arrangements made by or on behalf of the Stockholder or any of its Subsidiaries (other than the Company or any of its Subsidiaries), that is or will be payable by the Company or any of its Subsidiaries.

        (m) There is no Litigation pending or, to the actual knowledge of the Stockholder, threatened, against the Stockholder or any of its Subsidiaries (other than the Company or any of its Subsidiaries) or any of their properties or assets which, individually or in the aggregate, if determined adversely to the Stockholder or such Subsidiary, would reasonably be expected to materially impair or delay the consummation of the transactions contemplated hereby and by the Merger Agreement; and neither the Stockholder nor any of such Subsidiaries is subject to any settlement or similar agreement with any Governmental Entity, or to any order, judgment, decree, injunction or award of any Governmental Entity or arbitrator, that individually or in the aggregate would materially impair or delay the consummation of the transactions contemplated hereby and by the Merger Agreement.

        (n) The Stockholder has received a copy of a written consent of the Selected Counsel to the Beneficiaries to the Exchange Agreement, the Second Amended and Restated Supplemental Agreement and the Ninth Amendment to the Trust Agreement and the consummation of the transactions contemplated thereby. Such consent, if not amended, modified or revoked prior to the Effective Time, would be sufficient to satisfy the condition set forth in
    Section 4.02(b) of the Exchange Agreement.

        (o) The Stockholder Common Stock is the only class of capital stock of the Stockholder that will be entitled to vote at the Stockholder Special Meeting with respect to the disposition of the Shares pursuant to the Merger and the matters contemplated by this Agreement. There are 175,000,000 shares of Stockholder Common Stock authorized, of which not more than 123,000,000 are outstanding as of the date hereof. All of the outstanding shares of Stockholder Common Stock are duly authorized, validly issued, fully paid and nonassessable.

    Section   3.      REPRESENTATIONS   AND  WARRANTIES   OF   PARENT   AND  THE
PURCHASER. Parent and the Purchaser represent and warrant to the Stockholder, as of the date hereof and as of the Closing Date as follows:

        (a) Each of Parent and the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        (b) Each of Parent and the Purchaser has the requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

        (c) The execution, delivery and performance by Parent and the Purchaser of this Agreement and the consummation by Parent and the Purchaser of the transactions contemplated hereby have been duly authorized by the respective Boards of Directors of Parent and the Purchaser and no other corporate proceedings on the part of Parent or the Purchaser are necessary to authorize  the  execution, delivery  and  performance of  this  Agreement by
    Parent or the Purchaser and the consummation of the transactions contemplated hereby.

        (d) This Agreement has been duly executed and delivered by Parent and the Purchaser and, assuming due authorization, execution and delivery of this Agreement by the Stockholder, is a valid and binding obligation of each of Parent and the Purchaser enforceable against each of them in accordance with its terms, except that such enforcement may be subject to or limited by
    (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        (e) Neither the execution, delivery and performance of this Agreement by Parent and the Purchaser nor the consummation by Parent and the Purchaser of the transactions contemplated hereby will (i) violate any provision of the respective certificates of incorporation or by-laws of Parent or the Purchaser; (ii) conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee or other evidence of indebtedness, license, lease, contract, agreement, plan or other instrument or obligation to which Parent or the Purchaser is a party or by which either of them or any of their assets may be bound or (iii) conflict with or violate any Laws applicable to Parent or Purchaser or any of their properties or assets; except in the case of clauses (ii) and (iii) for conflicts, violations, breaches or defaults which would not individually or in the aggregate be reasonably expected to prevent or materially impair or delay the consummation by Parent or the Purchaser of the transactions contemplated hereby.

        (f) At and immediately after the Effective Time, and after giving effect to the Merger, the Financing and any other transactions contemplated in connection therewith (and any changes in the Surviving Corporation's assets and liabilities as a result thereof), the Surviving Corporation will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its probable liabilities on its debts as they mature), (ii) have unreasonably small capital with which to engage in its business or
    (iii) have incurred or plan to incur debts beyond its ability to pay as they mature.

        (g) Parent and the Purchaser have been advised as of the date hereof by representatives of the Company that the members of management of the Company identified on Schedule 3(g) hereto, solely in their capacity as such, have reviewed the Company's representations and warranties set forth in Article III of the Merger Agreement. Parent and the Purchaser have been further advised as of the date hereof by representatives of the Company that, based on such review by management and as of the date hereof, the Company has no knowledge of (i) any breach of or inaccuracy in any representation or warranty set forth in Article III of the Merger Agreement or (ii) any fact or circumstance that it believes is reasonably likely to result in a breach of or inaccuracy in any representation or warranty set forth in Article III of the Merger Agreement which, in the case of each of clauses (i) and (ii), would constitute a failure to satisfy any of the closing conditions set forth in Sections 6.3(a) and 6.3(i) of the Merger Agreement.

        (h) None of the information supplied in writing by Parent or the Purchaser specifically for inclusion in the Stockholder Proxy Statement (as defined in Section 16(c)) (including any amendments or supplements thereto) will, at the date mailed to stockholders and at the time of the Stockholder Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        (i) No filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any Governmental Entity or any other Person is required in connection with the execution, delivery and performance of this Agreement by Parent or the Purchaser or the consummation by Parent or the Purchaser of the transactions contemplated hereby, except
    (i) applicable requirements under Competition Laws, (ii) applicable requirements under the Exchange Act and (iii) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made individually and in the aggregate would not materially impair or delay the consummation of the transactions contemplated hereby.

        (j) No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or the Merger Agreement based upon arrangements made by or on behalf of Parent and the Purchaser, that is or will be payable by the Stockholder or, except as set forth in Section 4.8 of the Merger Agreement following the occurrence of the Effective Time, the Company or any of its Subsidiaries.

                                   ARTICLE II

    Section 4.  VOTING AGREEMENT.

    (a) The Stockholder hereby agrees that from and after the Approval Date (as defined in Section 8) and until the earliest of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms, or (iii) March 31, 1996 (the earliest thereof referred to herein as the "Expiration Date"), at the Stockholder Special Meeting, the Stockholder shall vote, or cause to be voted, all of the shares of Company Common Stock it beneficially owns at the time of such vote, including without limitation the Shares (the "Stockholder Shares"), in favor of the approval and adoption of the Merger Agreement, and approval of the Merger and the other transactions contemplated thereby; PROVIDED, HOWEVER, that the Stockholder shall not be required to vote, or cause to be voted, Stockholder Shares pursuant to this
Section 4 if the Stockholder's Board determines in its good faith, reasonable judgment, after consultation with its counsel, that voting the Stockholder's Shares, as provided in this Section 4(a), could reasonably be expected to constitute a breach of the Stockholder's Board's fiduciary duties under applicable law.

    (b) The Stockholder hereby agrees that from the date hereof until the Expiration Date, at any special or annual meeting of stockholders of the Company (including any adjournment or postponement thereof), or in connection with any written consent of the stockholders of the Company, the Stockholder shall vote, or cause to be voted, all of the Stockholder Shares against (i) any Acquisition Transaction, or (ii) any other significant proposed corporate action of the Company requiring stockholder approval that would materially impair or delay the consummation of the transactions contemplated hereby and by the Merger Agreement or (iii) any action or agreement that would result in the breach by the Company of Section 5.1 of the Merger Agreement; PROVIDED, HOWEVER, that the Stockholder shall be permitted to vote, or cause to be voted, the Stockholder Shares in favor of any such action described in clause (i), (ii) or (iii) above if the Stockholder's Board determines in its good faith, reasonable judgment, after consultation with its counsel, that voting the Stockholder Shares against such actions described in clause (i), (ii) or (iii) above could reasonably be expected to constitute a breach of the Stockholder's Board's fiduciary duties under applicable law.

    Section 5.  ADJUSTMENTS; ADDITIONAL SHARES.

    (a) In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Shares or (ii) the Stockholder shall become the beneficial owner of any additional shares of Company Common Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4 hereof, then the terms of this Agreement shall apply to the shares of capital stock held by the Stockholder immediately following the effectiveness of the events described in clause (i) or the Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Shares hereunder.

    (b) The Stockholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new shares of the Company Common Stock acquired by the Stockholder, if any, after the date hereof.

    Section 6. RESTRICTIONS ON TRANSFER, ETC. Except as provided for herein, the Stockholder agrees, from the date hereof until the Expiration Date, not to
(i) tender into any tender or exchange offer or otherwise sell, transfer, pledge, assign, hypothecate or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, assignment, hypothecation or other disposition of the Stockholder Shares (including, without limitation, through the disposition or transfer of control of another Person) or (ii) grant any proxies with respect to the Stockholder Shares, deposit the Stockholder Shares into a voting trust, enter into a voting agreement with respect to any of the Stockholder Shares or otherwise restrict the ability of the Stockholder freely to exercise all voting rights with respect thereto, PROVIDED, HOWEVER, that the Stockholder may take any action otherwise prohibited by clause (i) or (ii) above if the Stockholder's Board determines in its good faith, reasonable judgment, after consultation with its counsel, that not taking any such action could reasonably be expected to constitute a breach of the Stockholder's Board's fiduciary duties under applicable law.

    Section 7.  NO SOLICITATION.

    (a) The Stockholder shall not, from the date hereof until the Expiration Date, directly or indirectly through its officers, directors, employees or agents or any investment banker, financial advisor, attorney, accountant or other representative retained by the Stockholder (i) initiate, solicit or encourage the making of any Acquisition Proposal or (ii) engage in negotiations or discussions with, or furnish any information or data to, any third party relating to, or agree to, an Acquisition Proposal (other than the transactions contemplated by the Merger Agreement). Notwithstanding clause (ii) above, the Stockholder, the Stockholder's Board and any of such representatives (i) may participate in negotiations or discussions (including, as a part thereof, making any counterproposal) with or furnish information or data to any third party if the Stockholder's Board determines in its good faith, reasonable judgment, after consultation with its counsel, that the failure to participate in such discussions or negotiations or to furnish such information could reasonably be expected to constitute a breach of the Stockholder's Board's fiduciary duties under applicable law and (ii) shall be permitted to (x) take and disclose to the Company's and the Stockholder's stockholders a position with respect to the Merger or another Acquisition Proposal, or amend or withdraw such position, pursuant to Rules 14d-9 and 14e-2 under the Exchange Act or (y) make disclosure to the Company's and the Stockholder's stockholders, in each case if the Stockholder's Board determines in its good faith, reasonable judgment, after consultation with its counsel, that the failure to take such action could reasonably be expected to constitute a breach of the Stockholder Board's fiduciary duties under applicable law.

    (b) The Stockholder shall immediately advise Parent in writing of the receipt of any Acquisition Proposal received by the Stockholder, and any actions undertaken pursuant to the second sentence of

Section 7(a), specifying the material terms and conditions of such Acquisition Proposal and identifying the person making such Acquisition Proposal. If any such inquiry or proposal is in writing, the Stockholder shall promptly deliver to Parent a copy of such inquiry or proposal, unless the Stockholder's Board determines in its good faith, reasonable judgment, after consultation with its counsel, that taking such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law. The Stockholder shall not release any third party from its obligations under any existing standstill agreement or arrangement relating to an Acquisition Transaction unless the Stockholder's Board determines in its good faith, reasonable judgment, after consultation with its counsel, that failure to so release could reasonably be expected to constitute a breach of its fiduciary duties under applicable law.

    (c) For purposes of this Section 7, the terms "Acquisition Proposal" and "Acquisition Transaction" shall not refer to a transaction that solely involves securities or assets of the Stockholder other than Company Common Stock.

    Section  8.   CONDITIONS.   The obligation  of the  Stockholder to  vote the
Stockholder Shares as provided in Section 4 shall be subject to the satisfaction of the following conditions:

        (a) The conditions to (i) the obligation of the Stockholder to declare the Dividend under Section 3.03(b) of the Profit Sharing Exchange Agreement, dated October 25, 1995 (the "Exchange Agreement"), a copy of which is attached hereto as Annex A, between the Stockholder and the Trust and (ii) the obligations of the Stockholder and the Trust under Section 4.02 and
    Section 4.03, respectively, of the Exchange Agreement, other than the condition set forth in Section 4.03(e) thereof, shall have been satisfied or waived;

        (b) The holders of a majority of the outstanding shares of the Stockholder Common Stock shall have approved the disposition by the Stockholder of the Stockholder Shares pursuant to the Merger and the other transactions contemplated by the Merger Agreement, and the Trust shall have consented to the Merger and the transactions contemplated by the Merger Agreement under the agreements set forth in Schedule 2(e) to this Agreement; and

        (c) There shall be no order or injunction (whether temporary, preliminary or permanent) of a Governmental Entity of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Merger or the transactions contemplated by the Merger Agreement.

    The date of the later to occur of the condition set forth in clause (a) above and the condition set forth in clause (b) above is sometimes referred to herein as the "Approval Date," provided that the condition set forth in clause
(c) above shall be satisfied.

                                  ARTICLE III

    Section 9.  INDEMNIFICATION.

    (a) The Stockholder covenants and agrees, from and after the Effective Time, to defend, indemnify and hold harmless each of Parent, the Purchaser and their respective affiliates and their respective officers, directors and employees (collectively, the "Indemnitees") from and against, and pay or reimburse the Indemnitees for, any and all actual claims, demands, liabilities, obligations, losses, fines, costs, expenses, deficiencies or damages (collectively, "Losses"), whether or not resulting from third party claims, including interest and penalties recovered by a third party with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of their respective rights hereunder, in each case (A) resulting from or arising out of any breach of or inaccuracy in, as of the date hereof or as of the Closing Date (subject to Section 9(f)), any representation or warranty of the Company set forth in Sections 3.5, 3.7 and 3.14 of the Merger Agreement other than any such breach of or inaccuracy in any such representation or warranty as it relates to Excluded Taxes (as defined below) or (B) resulting from or arising out of any breach of or inaccuracy in, as of the date  hereof  or  as  of  the  Closing  Date  (subject  to  Section  9(f)),  any representation or  warranty of  the Company  set forth  in Section  3.24 of  the
Merger Agreement other than any such breach of or inaccuracy in any such representation or warranty as it relates to Excluded Taxes (as defined below) solely to the extent that it relates specifically to Sections 3.5, 3.7 and 3.14 of the Merger Agreement; PROVIDED, HOWEVER, that in connection with clause (B) above, in determining whether a breach of or inaccuracy in such representations and warranties set forth in Section 3.24 of the Merger Agreement exists or has occurred, the reference to "the actual knowledge of the Company" contained in
Section 3.24 of the Merger Agreement shall be interpreted, for purposes of this Agreement, as referring to the actual knowledge of the Stockholder. The term "Excluded Taxes" means Taxes, OTHER THAN (x) United States federal, state and local Taxes other than Income Taxes (as such term is defined in the Tax Matters Agreement) and (y) impositions in respect of matters that are the subject of
Section 3.14 of the Merger Agreement that are denominated as taxes. Notwithstanding the foregoing, (i) the Stockholder shall not be required to indemnify the Indemnitees with respect to Losses unless and until the aggregate amount of all Losses exceeds $20,000,000 and then only to the extent the Losses therefrom exceed $20,000,000; (ii) the obligation of the Stockholder to indemnify and hold harmless the Indemnitees shall be limited to an amount equal to 80% of the amount of Losses in excess of $20,000,000; and (iii) the aggregate liability of the Stockholder for indemnification under this Section 9 shall not in any event or circumstance exceed $100,000,000.

    (b) Any claim for indemnification under this Section 9 must be asserted on or prior to the date that is 30 days after the delivery of the opinion with respect to the annual audit by the Surviving Corporation's independent auditors of the financial statements of the Surviving Corporation for the fiscal year ended December 31, 1996, and in any event no later than May 31, 1997. Such a claim may be made whether or not any Losses in respect thereof then have accrued; PROVIDED that, to the extent reasonably practicable, the notice of claim shall include a reasonably detailed description of the anticipated Loss.

    (c) The Indemnitee shall give written notice to the Stockholder promptly after such Indemnitee has actual knowledge of any claim as to which indemnity may be sought (which notice shall state the basis of the claim and the representations and warranties in the Merger Agreement alleged to have been breached), and the Indemnitee, with respect to a third party claim, shall permit the Stockholder (at the expense of the Stockholder) to assume the defense of any claim or any Litigation resulting therefrom, PROVIDED, that counsel for the Stockholder who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnitee, and the Indemnitee may participate in such defense at such Indemnitee's sole expense. Should the Stockholder elect to assume the defense of a third party claim, it shall notify the Indemnitee of its election and the Stockholder shall not be liable to the Indemnitee for legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof. The failure of any Indemnitee to give notice as provided in this
Section 9(c) shall not relieve the Stockholder of its indemnification obligation under this Agreement except to the extent the Stockholder is materially prejudiced as a result of such failure to give notice by the Indemnitee. The Indemnitee shall promptly deliver to the Stockholder copies of all notices and documents (including court papers) received by the Indemnitee relating to the third party claim.

    (d) If the Stockholder notifies an Indemnitee in writing that the Stockholder does not believe that it is required to indemnify such Indemnitee in respect of any claim asserted thereby (which notice shall state the basis for the Stockholder's belief, such notice being referred to as the "Non-Indemnity Notice"), the Stockholder or the Indemnitee shall, at the request of the other, meet with the other to discuss the claim made and the Stockholder's reason for not believing that it is required to indemnify therefor. The Stockholder and the Indemnitee shall use their reasonable efforts to attempt in good faith to resolve any dispute remaining following such meeting within 150 days following the date of the Non-Indemnity Notice. If the Stockholder and the Indemnitee are unable to resolve such claim to their mutual satisfaction, then any Litigation seeking to enforce such claim for indemnification must be commenced by the Indemnitee on or prior to the date that is 180 days after the date of delivery of the Non-Indemnity Notice.

    (e) Except with the prior written consent of the Indemnitee, the Stockholder, in the defense of any such claim or Litigation, shall not consent to entry of any judgment or enter into any settlement (x) that provides for injunctive or other nonmonetary relief affecting the Indemnitee, or (y) that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnitee of a release from all liability with respect to such claim or Litigation. In the event that the Indemnitee shall in good faith determine, based upon the advice of counsel, that the Indemnitee may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Stockholder in respect of such claim or any Litigation relating thereto, the Indemnitee shall have the right to participate in the defense thereof, in which case the Stockholder shall be responsible for the reasonable fees and expenses of one separate counsel for all Indemnitees asserting claims for indemnification with respect to such claim or Litigation. In the event that the Stockholder does not accept the defense of any matter as above provided, the Indemnitee shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Stockholder and the Purchaser shall cooperate in the defense of any claim or litigation subject to this Section 9 and the records and relevant personnel of each party shall be available to the other with respect to such defense.

    (f) In determining whether there has occurred a breach of or inaccuracy in a representation or warranty made under the Merger Agreement that is indemnifiable hereunder, to the extent that the Disclosure Schedule referred to in the Merger Agreement is supplemented pursuant to Section 5.7(b) of the Merger Agreement, such determination shall be made after giving effect to the supplementing of such Disclosure Schedule by the Schedule Supplements as set forth in Section 5.7(b) of the Merger Agreement.

    (g) Unless otherwise required by law, each of Parent and the Purchaser agrees to treat and to cause their respective affiliates to treat, for all Tax purposes, any indemnification payment made pursuant to this Section 9 as an adjustment to the Merger Consideration paid to the Stockholder (or, if applicable, as the satisfaction of a liability of the Company and its Subsidiaries assumed by the Stockholder, the assumption of which was a contribution by the Stockholder to the capital of the Company) or as a reimbursement for or a payment of a liability that was properly an obligation of the Stockholder, and not of Parent, the Purchaser, the Company or any of its Subsidiaries. Any payment made by the Stockholder to an Indemnitee in respect of any claim for which indemnification is provided under this Section 9 shall be net of any net amounts recovered by the Indemnitee under insurance policies with respect to such claim; and if such recovery is received following the date of payment of indemnity hereunder with respect to such claim, then the Indemnitee shall refund a portion of the indemnity, in the net amount of such insurance recovery, to the Stockholder.

                                   ARTICLE IV

    Section 10. CERTAIN DELIVERIES OF PARENT AND THE PURCHASER. Parent and the Purchaser shall provide to the Stockholder when available, and in any event prior to the Effective Time, (i) the letter referred to in Section 4.10(b) of the Merger Agreement, addressed to the Stockholder, who shall be entitled to rely thereon, (ii) any other solvency letters or similar opinions relating to the solvency and capitalization of the Surviving Corporation that are given on behalf of Parent or the Purchaser to any banks or lenders in connection with the Financing, (iii) any appraisal reports referred to in any such solvency letters and (iv) a certificate of an executive officer of Parent and an executive officer of the Purchaser, as to the representations and warranties set forth in
Section 3(g).

    Section 11. ACCESS TO INFORMATION. From the date of this Agreement until the Effective Time, the Stockholder shall afford to Parent and its authorized representatives reasonable access during normal business hours upon reasonable prior notice to all of its books and records relating primarily to, and personnel providing services to, the Company and its Subsidiaries. Parent and its authorized representatives will use all reasonable efforts to conduct all such inspections in a manner which will minimize disruptions of the business and operations of the Stockholder. Parent and the Purchaser will hold any such information in accordance with the provisions of the Confidentiality Agreement, and will cause such information to be so held by their Representatives (as defined in the Confidentiality Agreement). Upon a termination of this Agreement pursuant to Section 23, Parent, the Purchaser and their respective Representatives shall return or destroy (and hold confidential) all information provided pursuant to this Section 11 pursuant to the procedures set forth in the Confidentiality Agreement.

    Section 12. HART-SCOTT-RODINO FILING. Each of the Stockholder and Parent shall, as soon as practicable, file (or, in the case of Parent, cause its "ultimate parent entity" within the meaning of the HSR Act to file) Notification and Report Forms under the HSR Act with the FTC and the Antitrust Division, if required under applicable law, and shall use reasonable efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation. Each party hereto shall use its reasonable efforts to take or cause to be taken all actions necessary, proper or advisable to obtain any consent, waiver, approval or authorization relating to any Competition Law that is required for the consummation of the transactions contemplated by this Agreement.

    Section 13.  INSURANCE.

    (a) In the event that, after the Effective Time, the Company or any of its Subsidiaries (or any successor thereto) (an "Insured Party") shall suffer any loss that would be covered by any insurance policy maintained by the Stockholder for the benefit of the Company or any of its Subsidiaries (but not any policy under which an Insured Party is entitled directly as a named insured to present a claim) (an "Insured Claim"), the Stockholder shall, at the expense (to the extent not paid or reimbursed by the insurers) of the Insured Party promptly reimbursed to the Stockholder upon its written request, present and diligently prosecute any reasonable claim for payment under such policy in respect of such loss, and pay to such Insured Party the proceeds of such claim under such policy as reimbursement in respect of the amount of such loss, subject to the provisions of this Section 13.

    (b) The Stockholder shall not be obligated to, or to cause any of its affiliates to, present or prosecute any claim under any such insurance policy with respect to any Insured Claim unless (i) such Insured Claim is based upon a condition or event that arose or occurred (as determined under the applicable insurance policy) prior to the Effective Time and (ii) the relevant Insured Party cooperates fully at its expense (to the extent not paid or reimbursed by the insurers) with the Stockholder's insurers in the investigation and handling of such Insured Claim and (in the case of any Insured Claim arising out of a third party claim) the defense thereof.

    (c) With respect to any Insured Claim, the amount of proceeds of any such insurance claim to be paid over to the Insured Party shall be limited to the amount actually received by the Stockholder and its affiliates from its insurers with respect to such claim (net of any unpaid deductible amount or other unpaid amount that the Stockholder is required to reimburse its insurers under its contractual agreements with them, in each case with respect to such claim. Notwithstanding the foregoing, the amount of proceeds of any insurance claim in respect of domestic primary liability insurance or insured workers compensation insurance shall be paid to or on behalf of an Insured Party on a "first-dollar" basis and such amount shall include all self-insured retention amounts paid or required to be paid by the Stockholder.

    (d) Nothing contained in this Section 13 shall (i) prevent any Insured Party from presenting a claim for payment in respect of any loss under any insurance policy under which such Insured Party is entitled directly as a named insured to present such a claim or (ii) prejudice in any way the rights of any Insured Party in respect of any insurance policy maintained by the Stockholder for the benefit of the Company or any of its Subsidiaries on a "guaranteed cost" basis. Nothing contained in this Section 13 shall require the Stockholder or any of its affiliates to keep in force and effect after the Closing any insurance coverage in effect prior to or at the Effective Time.

    Section 14. PUBLICITY. Neither the Stockholder, Parent nor any of their respective affiliates (other than the Company or any of its Subsidiaries and their respective officers and directors) shall issue or cause the publication of any press release or other announcement with respect to this Agreement or the Merger Agreement or the other transactions contemplated hereby or thereby without prior consultation with the other party, except as may be required by law, a court filing or by any listing agreement with a national securities exchange if all reasonable efforts have been made to consult with the other party.

    Section 15. CERTAIN ARRANGEMENTS. The Stockholder shall cause all accounts payable, accounts receivable, contracts, agreements, plans, instruments, commitments, claims and other obligations pursuant to which the Company or any of its Subsidiaries has made, or is obligated to make, payments or incur expenses to or for the benefit of the Stockholder or any of its affiliates (other than the Company or any of its Subsidiaries) to be cancelled, terminated, waived and released at or prior to the Effective Time without any consideration being paid or payable in respect thereof, pursuant to appropriate agreements and instruments in form and substance mutually satisfactory to Parent and the Stockholder in their reasonable judgment; PROVIDED that the accounts payable, accounts receivable, contracts, agreements, plans, instruments, commitments, claims and other obligations set forth in Schedule 5.10 of the Disclosure Schedule referred to in the Merger Agreement shall be treated in the manner expressly set forth in such Schedule.

                                   ARTICLE V

    Section 16.  REASONABLE EFFORTS, ETC.

    (a) Upon the terms and subject to the conditions herein provided, each of the parties hereto agrees to use its reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations or otherwise to consummate and make effective the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Stockholder agrees after the date hereof, to (i) use its reasonable efforts to obtain approval of the Merger and the other transactions contemplated by the Merger Agreement by its stockholders,
(ii) prepare, file and distribute to its stockholders a proxy statement with respect to such stockholder approval, in compliance with applicable securities laws and regulations and the rules of any stock exchange on which the Stockholder Common Stock is listed or traded, (iii) call a special meeting of stockholders for the purpose of voting upon such approval, (iv) use efforts consistent with past practice to solicit proxies from its stockholders, (v) to the extent consistent with the exercise by the Board of its fiduciary duties under applicable law, recommend in its proxy solicitation material that stockholders vote in favor of such approval, and (vi) use reasonable efforts to satisfy the conditions set forth in Sections 3.03(b), 4.02 and 4.03 of the Exchange Agreement, including receipt of the Order (as defined in the Exchange Agreement).

    (b) The Stockholder shall, in accordance with applicable law and the Restated Certificate of Incorporation and the By-laws of the Stockholder, duly call, set a record date for, give notice of, convene and hold a special meeting of its stockholders as promptly as practicable (it being understood that such meeting may be adjourned or postponed as reasonably necessary to permit the occurrence of the Approval Date) after the date hereof for the purpose of considering and taking action upon this Agreement and the Merger and such other matters as may be appropriate at such special meeting (such meeting, as so adjourned or postponed, being referred to as the "Stockholder Special Meeting").

    (c) As promptly as practicable after the date hereof, the Stockholder shall prepare and file with the SEC, and Parent and the Purchaser shall cooperate with the Stockholder in such preparation and filing, a preliminary proxy statement relating to this Agreement and the Merger and the transactions contemplated hereby and by the Merger Agreement and use its best efforts to furnish the information required to be included by the SEC in the Stockholder Proxy Statement (as hereinafter defined) and, after consultation with Parent, to respond promptly to any comments made by the SEC with respect to the preliminary proxy statement and cause a definitive proxy statement (the "Stockholder Proxy Statement") to be mailed to its stockholders. Subject to the fiduciary duties of the Stockholder's Board under applicable law, the Stockholder shall include in the Stockholder Proxy Statement the recommendation of the Stockholder's Board that stockholders of the Stockholder approve and adopt this Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and shall use all reasonable efforts to solicit from stockholders of the Stockholder proxies in favor of the approval and adoption of the Merger and the transactions contemplated by the Merger Agreement.

    (d)  Parent agrees that  it will provide the  Stockholder with all necessary
information  concerning  Parent  or   the  Purchaser  necessary  or   reasonably
appropriate to be included in the Stockholder Proxy Statement.

    (e) The Stockholder shall cooperate with Parent and the Purchaser in the preparation and filing of the Schedule 13E-3 and shall use all reasonable efforts to promptly obtain and furnish the information required to be included in the Schedule 13E-3 and to respond promptly to any comments or requests made by the SEC with respect to the Schedule 13E-3. The Stockholder agrees to correct any information provided by it for use in the Schedule 13E-3 which shall have become, or is, false or misleading.

    (f) The Stockholder shall give prompt notice to Parent and Parent shall give prompt notice to the Stockholder, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would cause any representation or warranty of the Stockholder, or of Parent and the Purchaser, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at the Effective Time and (ii) any material failure of the Stockholder, or Parent or the Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

    (g) If at any time prior to the Stockholder Special Meeting any event or circumstance relating to the Stockholder or any of its Subsidiaries or affiliates, or its or their respective officers or directors, should be discovered by the Stockholder that is required to be set forth in a supplement to the Stockholder Proxy Statement, the Stockholder shall promptly inform the Parent and the Purchaser, so supplement the Stockholder Proxy Statement and mail such supplement to its stockholders. If at any time prior to the Stockholder Special Meeting any event or circumstance relating to Parent or any of its Subsidiaries or affiliates, or its or their respective officers or directors, should be discovered by Parent that is required to be set forth in a supplement to the Stockholder Proxy Statement, Parent shall promptly inform the Stockholder; and upon receipt of such information the Stockholder shall promptly supplement the Stockholder Proxy Statement and mail such supplement to its stockholders.

    (h) From and after the date of this Agreement, Parent and the Purchaser shall, at the request of the Stockholder, advise the Stockholder as to the status of negotiations to obtain the Financing and shall advise the Stockholder promptly upon becoming aware of any event, circumstance or condition that Parent or the Purchaser believes could reasonably be expected to prevent the availability to the Purchaser of such Financing in a timely manner. Parent and the Purchaser shall provide the Stockholder's financial advisors with such information regarding the financing plans and capital structure of the Surviving Corporation after giving effect to the Merger and the Financing as may be reasonably requested by the Stockholder's financial advisors for the purpose of reviewing the matters referred to in Section 3(f), subject to appropriate confidentiality undertakings by such advisors. In the event that the Merger Agreement shall be terminated pursuant to Section 7.1 thereof, at the request of the Stockholder, Parent and the Purchaser shall provide to the Stockholder a copy of each of the Environmental Assessment and the Patent Review, but in no event shall Parent or the Purchaser be liable for any costs or losses incurred by the Stockholder or any of its Subsidiaries as a result of its receipt or use of the Environmental Assessment or the Patent Review. In the event that a claim for indemnification is made pursuant to Section 9 in respect of a breach of or inaccuracy in Section 3.14 of the Merger Agreement or Section 3.24 of the Merger Agreement to the extent it relates to Section 3.14 of the

Merger Agreement, Parent and the Purchaser shall provide to the Stockholder a copy of the Environmental Assessment to the extent that it relates to the facts, circumstances or conditions upon which such claim is based.

    (i) Following the Closing Date, the Stockholder shall, and shall cause each of its affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably be requested by Parent, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby and by the Merger Agreement, or otherwise to carry out the intent and purposes of this Agreement and the Merger Agreement other than pursuant to Article III of this Agreement.

    Section 17. NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties made by the Stockholder, Parent or the Purchaser in this Agreement shall survive the Effective Time. The covenants and agreements made herein shall survive in accordance with their respective terms.

    Section 18. EXPENSES. Each party shall bear its own expenses and costs in connection with this Agreement and the transactions contemplated hereby.

    Section 19. AMENDMENT; WAIVER; ASSIGNMENT. This Agreement may not be modified, amended, altered or supplemented except by an instrument in writing signed on behalf of each of the parties hereto. No failure by any party to insist upon the strict performance of any covenant, duty or agreement of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, duty or agreement, any such waiver being made only by a written instrument executed and delivered by the waiving party. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; PROVIDED, that Parent or the Purchaser may assign this Agreement to any Subsidiary of Parent or the Purchaser, or to any lender to Parent or the Purchaser or any Subsidiary or affiliate thereof as security for obligations to such lender, and PROVIDED, FURTHER, that no assignment to any such lender shall in any way affect Parent's or the Purchaser's obligations or liabilities under this Agreement. Parent shall promptly notify the Stockholder of any assignment (whether by operation of law or otherwise) permitted by the immediately preceding sentence.

    Section 20. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever, except as provided in Section 9 with respect to indemnification of Indemnitees.

    Section 21. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

    (a)  If to Parent or the Purchaser, to:

       CDRO Holding Corporation
       CDRO Acquisition Corporation
        c/o Clayton, Dubilier & Rice
        Fund V Limited Partnership
       270 Greenwich Avenue
       Greenwich, Connecticut 06830
       Telephone: (203) 661-3998
       Facsimile: (203) 661-0544
       Attention: Alberto Cribiore
        with a copy to:

       Clayton, Dubilier & Rice, Inc.
       126 Each 56th Street
       New York, New York 10022
       Telephone: (212) 407-5200
       Facsimile: (212) 407-5252
       Attention: Kevin J. Conway

        and with a copy to:

       Debevoise & Plimpton
       875 Third Avenue
       New York, New York 10022
       Telephone: (212) 909-6000
       Facsimile: (212) 909-6836
       Attention: David A. Brittenham, Esq.

    (b)  If to the Stockholder, to:

       Manville Corporation
       717 17th Street
       Denver, Colorado 80202
       Telephone: (303) 978-4911
       Facsimile: (303) 978-4842
       Attention: Richard B. Von Wald, Esq.

        with a copy to:

       Skadden, Arps, Slate, Meagher & Flom
       919 Third Avenue
       New York, New York 10022
       Telephone: 212-735-3000
       Facsimile: 212-735-2000
       Attention: Franklin M. Gittes, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

    Section 22. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of Delaware, without regard to the principles of conflicts of law thereof.

    Section 23. TERMINATION. This Agreement shall be terminable (i) by the Stockholder or Parent upon the termination of the Merger Agreement in accordance with its terms or (ii) by the mutual consent of the Board of Directors of Parent and the Board of Directors of the Stockholder. No such termination shall relieve any party from liability for any breach of this Agreement.

    Section 24. ENTIRE AGREEMENT. This Agreement, together with the Tax Matters Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereto also acknowledge that the Chief Financial Officer of the Stockholder has delivered to Parent and the Purchaser the Tax letter.

    Section  25.   DESCRIPTIVE HEADINGS.   The  descriptive headings  herein are
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Section 26.  COUNTERPARTS.   This Agreement may be  executed in two or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    Section 27. POST-CLOSING CONFIDENTIALITY. (a) From and after the Effective Time and until the fifth anniversary thereof, the Stockholder shall keep confidential and shall use reasonable efforts to cause its affiliates, agents, advisors and representatives, and their respective officers, directors or employees (the "Representatives) to keep confidential all information of Parent, the Purchaser, the Company or their respective Subsidiaries that has been acquired by the Stockholder through activities carried out by it on behalf of the Company or otherwise, including but not limited to information relating to pricing, technologies, trade secrets, processes, customers, suppliers, financial data, statistics, or research and development (collectively, "Information");
PROVIDED, that the foregoing shall not apply to information that (i) is or hereafter becomes generally available to the public other than as a result of a disclosure by the Stockholder or any Representative, (ii) is hereafter disclosed to the Stockholder or its Representatives by a third party who is not in default of any confidentiality obligation to Parent or the Company, (iii) is reasonably required to be submitted by the Stockholder or any Representative to any Governmental Entity, including in connection with any action, suit or proceeding, (iv) is provided by the Stockholder under confidentiality terms and conditions for the benefit of the Company, substantially similar to those confidentiality arrangements set forth in the Confidentiality Agreement and with a term of at least five years from the date hereof, (x) to third parties for consulting, accounting, legal and similar purposes, or (y) to prospective purchasers of the Stockholder or of all or any portion of the securities or assets of the Stockholder to the extent considered reasonably necessary by the Stockholder to facilitate such purchase, (v) is necessary, in the Stockholder's reasonable judgment, to disclose in order to assert or defend any claim against (or made by) any insurer or other Person, provided that prior notice of such disclosure is provided to Parent, (vi) is or was independently developed by the Stockholder or any of its Subsidiaries (other than the Company and its
Subsidiaries) or Representatives without any use or knowledge of any Information, or (vii) is required to be disclosed by the Stockholder or any Representative in compliance with applicable laws or regulations or order by a Governmental Entity, provided that in the event that the Stockholder or any Representative is requested by any Governmental Entity to disclose any such Information, the Stockholder shall give, or shall use reasonable efforts to cause the Representative to give, Parent prompt written notice of such request so that Parent or its relevant Subsidiary may seek an appropriate protective order and in the absence of a protective order the Stockholder or any Representative shall use reasonable efforts to obtain assurances that confidential treatment will be accorded to such information.

    (b) The Stockholder acknowledges that the Purchaser and its affiliates would be irreparably damaged in the event of a breach or a threatened breach of any of the Stockholder's obligations under this Section 27, and agrees (and shall use reasonable efforts to cause each other Representative to agree) that, in the event of a breach or a threatened breach of any such obligation, each of Parent and its Subsidiaries shall, in addition to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting it specific performance of the provisions of this Section 27.

    Section  28.  RIGHTS AND REMEDIES.   The rights and remedies herein provided
are not exclusive of any other rights or remedies that any party may otherwise have at law or in equity.

    Section 29. MERGER AGREEMENT. The term "Merger Agreement" as used herein shall mean the Merger Agreement as it may be amended or modified from time to time, but only to the extent that the Stockholder has provided to Parent prior written consent to such amendment or modification.

    IN WITNESS WHEREOF, Parent, the Purchaser and the Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          CDRO HOLDING CORPORATION

                                          By: /s/_KEVIN J. CONWAY_______________
                                             Name: Kevin J. Conway
                                             Title: President

                                          CDRO ACQUISITION CORPORATION

                                          By: /s/_KEVIN J. CONWAY_______________
                                             Name: Kevin J. Conway
                                             Title: President

                                          MANVILLE CORPORATION

                                          By: /s/_RICHARD B. VON WALD___________
                                             Name: Richard B. Von Wald
                                             Title: Senior Vice President,
                                             General
                                                 Counsel and Secretary

                                                                         ANNEX D

                             TAX MATTERS AGREEMENT
                                  BY AND AMONG
                              MANVILLE CORPORATION
                      RIVERWOOD INTERNATIONAL CORPORATION
                            CDRO HOLDING CORPORATION
                                      AND
                          CDRO ACQUISITION CORPORATION
                                  DATED AS OF
                                OCTOBER 25, 1995

                               TABLE OF CONTENTS

Section                                                                                                   PAGE
--------------------------------------------------------------------------------------------------------  ----
 1. Definitions.........................................................................................   D-1
 2. Termination of Existing Tax Sharing Agreements; Tax Sharing Payments; Indemnifiable Separate           D-3
     Taxes..............................................................................................
 3. Payments............................................................................................   D-6
 4. Returns.............................................................................................   D-7
 5. Refunds.............................................................................................   D-7
 6. Audits..............................................................................................   D-8
 7. Conduct of Tax Affairs..............................................................................   D-8
 8. Section 338(h)(10) Election.........................................................................   D-9
 9. Transfer Taxes......................................................................................  D-10
10. Tax Dispute Resolution Mechanism....................................................................  D-11
11. Cooperation on Tax Matters..........................................................................  D-11
12. Indemnification.....................................................................................  D-12
13. Confidentiality.....................................................................................  D-13
14. Notices.............................................................................................  D-14
15. Governing Law.......................................................................................  D-16
16. Counterparts........................................................................................  D-16
17. Severability........................................................................................  D-16
18. Assignment; Binding Effect..........................................................................  D-16
19. No Third Party Beneficiaries........................................................................  D-16
20. Waivers.............................................................................................  D-16
21. Amendments..........................................................................................  D-17
22. Termination; Survival...............................................................................  D-17
23. Headings............................................................................................  D-17
24. Entire Agreement....................................................................................  D-17

                             TAX MATTERS AGREEMENT

    TAX MATTERS AGREEMENT, dated as of October 25, 1995, by and among Manville Corporation, a Delaware corporation ("STOCKHOLDER"), Riverwood International Corporation, a Delaware corporation (the "COMPANY"), CDRO Holding Corporation, a Delaware corporation ("PURCHASER"), and CDRO Acquisition Corporation, a Delaware corporation ("NEWCO").

    WHEREAS Stockholder currently owns more than 80% of the outstanding capital stock of the Company;

    WHEREAS the Company, Purchaser and Newco have entered into an Agreement and Plan of Merger dated as of the date hereof (the "MERGER AGREEMENT"), pursuant to which Newco will be merged with the Company, as a result of which Purchaser will become the owner of all of the outstanding capital stock of the survivor of the merger, and Stockholder and the other shareholders of the Company will receive cash in exchange for their capital stock of the Company;

    WHEREAS Stockholder, Purchaser and Newco have entered into a Voting and Indemnification Agreement dated as of the date hereof (the "INDEMNIFICATION AGREEMENT") as contemplated by the Merger Agreement; and

    WHEREAS the Company, Stockholder and Purchaser wish to set forth their agreement with respect to certain tax matters as set forth below.

    NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

    1. DEFINITIONS. Except as specifically set forth herein, capitalized terms as used herein have the meanings set forth in the Merger Agreement. The following terms as used herein have the following meanings:

    "ADDITIONAL SECTION 338 FORM": as defined in Section 8.2(c).

    "AFFILIATE": of any Person means any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the first Person, including but not limited to a Subsidiary of the first Person, a Person of which the first Person is a Subsidiary, or another Subsidiary of a Person of which the first Person is also a Subsidiary.

    "CODE": the Internal Revenue Code of 1986, as amended.

    "COMBINED STATE TAX RETURN": any Return relating to Combined State Taxes.

    "COMBINED STATE TAXES": any state or local Income Taxes with respect to which the Company or any of its Subsidiaries has filed or is required to file pursuant to Section 4.1(b) a state or local Income Tax Return with a member of the Stockholder's Group on a consolidated, combined, or unitary basis.

    "CONTROL": the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of securities, by contract or otherwise.

    "FEDERAL INCOME TAXES": any federal Income Taxes with respect to which the Company or any of its Subsidiaries has filed or is required to file pursuant to
Section 4.1(a) a consolidated federal Income Tax Return with the Stockholder's Consolidated Group.

    "FINAL ALLOCATION": as defined in Section 8.3.

    "FORM 8023": as defined in Section 8.2(a).

    "INCOME TAX": any federal, state, local, provincial, foreign or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits or windfall profits tax or other similar tax, estimated tax, duty or other governmental charge or assessment or deficiencies thereof (including but not limited to all interest and penalties thereon and additions thereto).

    "INDEMNIFIABLE SEPARATE TAXES": all state and local Income Taxes (excluding Combined State Taxes) with respect to the Company and its Subsidiaries for all Pre-Closing Tax Periods, other than (i) any such Taxes shown on Returns relating to such Taxes as originally filed with the applicable Taxing Authorities (as amended pursuant to Section 10(e)) and (ii) any Taxes described in Section 8.6(b) or Section 8.6(c).

    "INDEMNIFIED PARTY": as defined in Section 12.3.

    "INDEMNIFYING PARTY": as defined in Section 12.3.

    "IRS": the Internal Revenue Service.

    "LOSSES": as defined in Section 12.1.

    "NON-COMPANY AFFILIATE": any Affiliate of Stockholder other than the Company and its Subsidiaries.

    "OBLIGATED PARTY": as defined in Section 13.

    "PERSON": any natural person, firm, partnership, joint venture, association, corporation, company, trust, business trust, governmental authority or other entity.

    "PRE-CLOSING TAX PERIOD": any taxable period with respect to the Company or any of its Subsidiaries ending on or before the close of business on the Closing Date.

    "PRO FORMA COMBINED STATE RETURN": as defined in Section 2.2(b).

    "PRO FORMA FEDERAL RETURN": as defined in Section 2.2(b).

    "PRO FORMA RETURNS": as defined in Section 2.2(c).

    "PURCHASER INDEMNITEES": as defined in Section 12.1.

    "REPRESENTATIVES": as defined in Section 13.

    "RETURN": any return, report, declaration, form, claim for refund or information statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

    "SECTION 338 ELECTION": an election pursuant to section 338 of the Code other than such an election made in conjunction with an election pursuant to section 338(h)(10) of the Code, and any comparable or corresponding election with respect to state or local Income Taxes, as applicable to the Company and each of its Subsidiaries.

    "SECTION 338 FORMS": as defined in Section 8.2(a).

    "SECTION 338(H)(10) ELECTION": an election pursuant to section 338(h)(10) of the Code, and any comparable or corresponding election with respect to Combined State Taxes, as applicable to the Company and each of its Subsidiaries.

    "STOCKHOLDER INDEMNITEES": as defined in Section 12.2.

    "STOCKHOLDER'S CONSOLIDATED GROUP": with respect to Federal Income Taxes, any affiliated group of corporations for purposes of filing consolidated Returns of which Stockholder (or any predecessor thereof or successor thereto) is a member.

    "STOCKHOLDER'S GROUP": with respect to Combined State Taxes, any consolidated, combined, or unitary group of Persons of which Stockholder or any Non-Company Affiliate (or any predecessor thereof or successor thereto) is a member.

    "SUBSIDIARY": of any Person means any other Person in which the first Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting power (including but not limited to the ability to elect a majority of the board of directors or other body performing similar functions for such other Person) or more than 50% of the equity interests in such other Person.

    "TAX": any federal, state, local, provincial, foreign or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, excise, custom duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, real and personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including but not limited to all interest and penalties thereon and additions thereto).

    "TAX DISPUTE ACCOUNTANTS": as defined in Section 10.

    "TAX DISPUTE RESOLUTION MECHANISM": as defined in Section 10.

    "TAX SHARING AGREEMENT": the Tax Sharing Agreement dated as of June 17, 1992 between Stockholder and the Company, as amended to the date of this Agreement.

    "TAXING AUTHORITY": any federal, state, local or foreign governmental authority responsible for any Tax.

    2. TERMINATION OF EXISTING TAX SHARING AGREEMENTS; TAX SHARING PAYMENTS; INDEMNIFIABLE SEPARATE TAXES.

    2.1 TAX SHARING AGREEMENTS. From the date hereof through the Closing, the Tax Sharing Agreement shall remain in full force and effect and shall not be amended without the consent of Purchaser and Newco, and the parties thereto shall make all payments required thereunder. Any and all existing Tax sharing agreements and arrangements (including but not limited to the Tax Sharing Agreement) between the Company or any of its Subsidiaries on the one side, and Stockholder or any Non-Company Affiliate, on the other side (copies of which, together with all amendments thereto through the date hereof, have been provided to Purchaser), shall be terminated effective upon the Closing, and no additional payments shall be made thereunder. After the Closing neither the Company, any of its Subsidiaries, Stockholder nor any Non-Company Affiliate shall have any further rights or liabilities thereunder for any taxable year (whether the current year, a future year, or a past year).

    2.2 TAX SHARING PAYMENTS. The provisions of this Section 2.2 shall become effective upon the Closing:

        a. The Company shall pay to Stockholder an amount equal to the estimated Federal Income Taxes and estimated Combined State Taxes with respect to the Company and its Subsidiaries for all Pre-Closing Tax Periods, for which Taxes Stockholder is responsible pursuant to Section 3.1(a) or
    Section 3.1(b), and shall make each such payment no later than 5 business days prior to the due date for the payment of such estimated Taxes to the applicable Taxing Authority. The amount of such payment in respect of such estimated Taxes shall be calculated in accordance with past practices pursuant to the provisions of Article III of the Tax Sharing Agreement, based on Stockholder's reasonable estimates of the income of the Company and its Subsidiaries and reduced by the amount of any payments on account of such Taxes previously paid to Stockholder.

        b. Stockholder shall deliver to Purchaser a pro forma Federal Income Tax Return (each a "PRO FORMA FEDERAL RETURN") of the Company and its
    Subsidiaries (i) for the period beginning January 1, 1995 and ending on December 31, 1995, which Return shall be delivered no later than July 17, 1996, and (ii) for the period beginning January 1, 1996 and ending at the close of business on the Closing Date, which Return shall be delivered no later than July 17, 1997, in each case calculated in accordance with the principles of Section 2.2(e). Stockholder shall deliver to Purchaser a pro forma Combined State Tax Return (each a "PRO FORMA COMBINED STATE RETURN") for each jurisdiction in which a Combined State Tax Return is filed no later than 60 days prior to the due date for the applicable Return (including all extensions thereof) for the period beginning January 1, 1995 and ending on December 31, 1995 and for the period beginning January 1, 1996 and ending at the close of business on the Closing Date, in each case calculated in accordance with the principles of Section 2.2(e). Purchaser will and will cause the Company and its Subsidiaries to furnish Tax information to Stockholder for preparation of the Pro Forma Returns in a timely manner.

        c. Purchaser shall have the right at Purchaser's expense to review all work papers and procedures used to prepare each of the Pro Forma Federal Returns and the Pro Forma Combined State Returns (together, the "PRO FORMA RETURNS"). Unless Purchaser timely objects as specified in this Section 2.2(c), the Pro Forma Returns shall be final and binding on the parties without further adjustment. If Purchaser objects to any item on any Pro Forma Return, it shall, within 30 days after delivery of such Pro Forma Return, notify Stockholder in writing that it so objects, specifying any such item and stating the factual or legal basis for any such objection. If a notice of objection shall be duly delivered, disputed items shall be resolved pursuant to the Tax Dispute Resolution Mechanism. Upon resolution of all disputed items, the Pro Forma Returns shall be adjusted to reflect such resolution and shall be final and binding on the parties without further adjustment.

        d. Purchaser shall cause the Company to pay to Stockholder, or Stockholder shall pay to the Company, as appropriate, together with interest calculated in accordance with past practices pursuant to the provisions of the Tax Sharing Agreement, an amount reflecting the difference between (i) the sum of the liabilities shown on the final Pro Forma Returns for each period and (ii) the aggregate of all amounts previously paid by the Company or any of its Subsidiaries with respect thereto. The payment for the period beginning January 1, 1995 and ending on December 31, 1995 shall be made at the time Stockholder's Consolidated Group files its consolidated federal Income Tax Return for the taxable year ending December 31, 1995, and the payment for the period beginning January 1, 1996 and ending at the close of business on the Closing Date shall be made at the time Stockholder's Consolidated Group files its consolidated federal Income Tax Return for the taxable year ending December 31, 1996. If a Pro Forma Return for Federal Income Taxes or for a Combined State Tax reflects a net operating loss, net capital loss, excess tax credit or other similar tax attribute, then Stockholder shall pay to the Company, within 45 days after Stockholder's Consolidated Group files its consolidated federal Income Tax Return for the relevant taxable year, together with interest calculated in accordance with past practices pursuant to the provisions of the Tax Sharing Agreement, an amount equal to the refund that the Company and its Subsidiaries would have received as a result of the carryback of such attribute to the relevant Pro Forma Return (or Pro Forma Riverwood Return, as such term is defined in the Tax Sharing Agreement) previously prepared with respect to Federal Income Taxes or the same Combined State Tax, as the case may be (whether or not such attribute is actually carried back with respect to the relevant Federal Income Tax Returns or Combined State Tax Returns). All such payments shall be calculated in accordance with the principles of Section 2.2(e).

        e. The calculation of the amount of Tax liabilities and attributes set forth on the Pro Forma Returns shall be made as if the Company were filing its own consolidated, combined or unitary Income Tax Returns including those of its Subsidiaries that are members of Stockholder's Consolidated Group or the applicable group for which a Combined State Tax Return is filed (with the Company as the common parent) for all Pre-Closing Tax Periods (assuming that the Company and its Subsidiaries had not been in existence before January 1, 1992), PROVIDED that (i) income, gains, deductions, losses, credits and recapture of credits shall be computed, and relevant Tax elections shall be given effect, in a manner consistent with past practices pursuant to the provisions of Article III of the Tax Sharing Agreement (including but not limited to the concept that the Pro Forma Returns shall not include any deductions, losses or credits of the Company and its Subsidiaries arising from the payment of certain expenses by Stockholder that have not been and will not be reimbursed by the Company or any of its Subsidiaries) and (ii) the applicable Tax rates shall be the appropriate statutory rates in effect during the relevant taxable period. Stockholder and Purchaser agree that the Pro Forma Federal Return for the period beginning January 1, 1996 and ending at the close of business on the Closing Date will be prepared on the basis of a closing of the books of the Company and its Subsidiaries as of the close of business on the Closing Date, as adjusted to reflect income, gains, deductions, losses, credits and recapture of credits shown on the Company's permanent records (including work papers) pursuant to Treas. Reg. section 1.1502-76(b)(2)(i) and not on the basis of proration pursuant to Treas. Reg.
    section 1.1502-76(b)(2)(ii). The calculation of the liability for Combined State Tax set forth on each Pro Forma Combined State Return for the period beginning January 1, 1996 and ending at the close of business on the Closing Date shall be made in accordance with comparable provisions under applicable law in accordance with past practices pursuant to the provisions of Article III of the Tax Sharing Agreement. Except as set forth to the contrary in this Section 2.2, the Pro Forma Returns shall be prepared consistently with the applicable Returns as originally filed with the applicable Taxing Authority, except for such inconsistencies as are consistent with past practices pursuant to the provisions of Article III of the Tax Sharing Agreement, and the Pro Forma Returns shall not be amended or otherwise reflect any changes in or audit adjustments with respect to such applicable Returns.

        f. Notwithstanding anything in this Section 2.2 to the contrary, the Pro Forma Returns shall not include any amounts arising from (i) the restoration of gain or loss on any deferred intercompany transaction (x) between any of the Company and its Subsidiaries, on the one hand, and any of Stockholder or any Non-Company Affiliate, on the other hand, that has previously been taken into account in a Pro Forma Riverwood Return (as such term is defined in the Tax Sharing Agreement) or (y) between any of the Company and its Subsidiaries, or the inclusion in income of any excess loss account with respect to the stock of the Company or any of its Subsidiaries, or (ii) any income, gains, deductions, losses, credits or recapture of credits resulting from the deemed sale of assets and other deemed transactions arising from the Section 338(h)(10) Elections.

    2.3 PAYMENTS AND RETURNS WITH RESPECT TO INDEMNIFIABLE SEPARATE TAXES. The provisions of this Section 2.3 shall become effective upon the Closing:

        (a) No later than 5 business days prior to the date on which any Indemnifiable Separate Tax will actually be paid by the Company or any of its Subsidiaries to the applicable Taxing Authority, Stockholder shall pay to the Company the amount of such Tax. If the taxable period covered by any Return with respect to Indemnifiable Separate Taxes shall include any period ending after the Closing Date, then such Indemnifiable Separate Taxes shall be determined as if such taxable period ended on the Closing Date, based on a closing of the books of the Company and its Subsidiaries as of the close of business on the Closing Date.

        (b) The Company shall pay to Stockholder the amount of any actual reduction in the amount of Income Taxes paid by the Company and its Subsidiaries for any period beginning after the Closing Date that results from any deduction of (i) the payment or accrual of Indemnifiable Separate Taxes by the Company or any of its Subsidiaries or (ii) the payment or accrual of any amount pursuant to this Section 2.3(b), in each case other than any such payment or accrual that increases the purchase price for the deemed sale of assets resulting from the making of the Section 338(h)(10) Elections or any Section 338 Election. Each payment pursuant to this Section 2.3(b) shall be made within 5 business days after the filing of the Return for such Income Taxes (other than a Return for estimated Taxes) that reflects such reduction (or in the case of a refund reflecting such reduction, after the receipt of such refund).

        (c) Stockholder shall pay to the Company the amount of any actual increase in the amount of Income Taxes paid by the Company and its Subsidiaries for any period beginning after the Closing Date that results from any inclusion in income of the receipt or accrual of any amount pursuant to Section 2.3(a) or this Section 2.3(c) other than any such receipt or accrual that reduces the purchase price for the deemed sale of assets resulting from the making of the Section 338(h)(10) Elections or any
    Section 338 Election. Each payment pursuant to this Section 2.3(c) shall be made within 5 business days after the filing of the Return for such Income Taxes (other than a Return for estimated Taxes) that reflects such increase.

        (d) Upon the making of any payment pursuant to Section 2.3(a), Stockholder and the Company will in good faith attempt to negotiate a single payment covering the net amount of the payments to be made pursuant to
    Section 2.3(b) and Section 2.3(c) relating to the Indemnifiable Separate Taxes covered by such payment pursuant to Section 2.3(a), taking into account the tax position of the Company and its Subsidiaries. If Stockholder and the Company are able to negotiate such a single payment, then the making of such payment shall discharge the obligations of each with respect to
    Section 2.3(b) and Section 2.3(c) covered by such single payment.

        (e) Notwithstanding the other provisions of this Section 2.3, (i) if Purchaser shall fail to provide notice to Stockholder with respect to an Indemnifiable Separate Tax as provided in Section 6, Stockholder shall not be required to pay to the Company pursuant to Section 2.3(a) any portion of such Indemnifiable Separate Tax to the extent that such failure to give notice results in a lack of actual notice to Stockholder and Stockholder is materially prejudiced as a result of such failure, (ii) if the Company shall file any Return (including amended Returns) relating to an Indemnifiable Separate Tax without complying with the provisions of Section 2.3(f), Stockholder shall not be required to pay to the Company pursuant to Section 2.3(a) any portion of such Indemnifiable Separate Tax to the extent that Stockholder is materially prejudiced as a result of such failure to comply, and (iii) in any such case, and to such extent, the provisions of Section 2.3(b), Section 2.3(c) and Section 2.3(d) relating to such Indemnifiable Separate Tax shall not apply.

        (f) The Company shall not file any Return (including amended Returns) relating to Indemnifiable Separate Taxes without first providing Stockholder the opportunity to prepare a draft of such Return. The Company shall furnish Tax information to Stockholder for preparation of a draft of each such Return in a timely manner. Stockholder shall deliver to the Company a draft of each such Return to be filed at any time after the Closing Date no later than the date that is 60 days prior to date on which such Return is to be filed. The Company shall have the right at its expense to review all work papers and procedures used to prepare each such draft Return. Unless the Company timely objects as specified in this Section 2.3(f), each such draft Return shall be final and binding on the parties without further adjustment. If the Company objects to any item on any such draft Return, it shall, within 30 days after delivery of such draft Return, notify Stockholder in writing that it so objects, specifying any such item and stating the factual or legal basis for any such objection. If a notice of objection shall be duly delivered, disputed items shall be resolved pursuant to the Tax Dispute Resolution Mechanism. Upon resolution of all disputed items, such Return shall be adjusted to reflect such resolution and shall be final and binding on the parties without further adjustment. If the Company shall provide Stockholder the opportunity to prepare a draft of any such Return and shall furnish Tax information to Stockholder for preparation of a draft of such Return, and if Stockholder shall fail to provide a draft of such Return, in each case as provided in this Section 2.3(f), the Company shall prepare the Return with respect to such Indemnifiable Separate Tax in its sole discretion in accordance with the provisions of Section 4.2.

    3.  PAYMENTS.

    3.1 STOCKHOLDER'S RESPONSIBILITY. As between Stockholder and the Non-Company Affiliates, on the one hand, and the Company and its Subsidiaries, Purchaser, Newco and their respective Affiliates, on the other hand, Stockholder shall pay or cause to be paid to the applicable Taxing Authority (a) all

Federal Income Taxes payable with respect to the Company and its Subsidiaries for all Pre-Closing Tax Periods, (b) all Combined State Taxes payable with respect to the Company and such Subsidiaries for all Pre-Closing Tax Periods and
(c) all Income Taxes for which the Company or any of its Subsidiaries may be held liable, pursuant to section 1.1502-6(a) of the Treasury Regulations, or any state or local law with respect to Income Taxes, as a member of Stockholder's Consolidated Group or any Stockholder's Group.

    3.2 PURCHASER'S RESPONSIBILITY. As between Stockholder and the Non-Company Affiliates, on the one hand, and the Company and its Subsidiaries, Purchaser, Newco and their respective Affiliates, on the other hand, Purchaser shall pay or cause to be paid to the applicable Taxing Authority all Taxes payable with respect to the Company or any of its Subsidiaries that are not described as being the responsibility of Stockholder in Section 3.1.

    4.  RETURNS.

    4.1 STOCKHOLDER'S RESPONSIBILITY. Stockholder and Purchaser shall cause the Company and its Subsidiaries, to the extent permitted by law, to join, for all Pre-Closing Tax Periods, in (a) the consolidated federal Income Tax Returns of Stockholder's Consolidated Group, (b) the combined, consolidated or unitary Returns for state and local Income Taxes of Stockholder's Group with respect to which the Company or any of its Subsidiaries (i) filed such a Return for the most recent taxable period for which a Return has been filed prior to the Closing and may file such a Return for subsequent taxable periods or (ii) is required by the applicable Taxing Authority to file such a Return. Stockholder shall file or cause to be filed all Returns set forth in the immedi-ately preceding sentence. The income, gains, deductions, losses, credits and recapture of credits of the Company and such Subsidiaries for Pre-Closing Tax Periods shall be included in the consolidated federal Income Tax Re-turns of Stockholder's Consolidated Group and in the Combined State Tax Returns, where applicable. Stockholder shall file, or shall cause the Company to file or cause to be filed, all other Returns relating to the business or assets of the Company and its Subsidiaries required to be filed on or prior to the Closing Date. Any such Returns shall, to the extent permitted by applicable Tax law, be filed on a basis consistent with the last previous such Returns filed in respect of the Compa-ny and its Subsidiaries.

    4.2 PURCHASER'S RESPONSIBILITY. Purchaser shall file, or cause to be filed, all Returns relating to the business or assets of the Company and its Subsidiaries other than those Returns described in Section 4.1 (including but not limited to any federal Income Tax Return filed by the consolidated group of which Purchaser is a member with respect to any taxable period ending after the Closing Date). The income, gains, deductions, losses, credits and recapture of credits of the Company and its Subsidiaries, other than those required to be included in the Returns described in Section 4.1, shall be included in the Returns described in the immediately preceding sentence, including but not limited to all items for periods after the Closing Date. Any such Returns shall, insofar as they relate to items for periods ended on or prior to the Closing Date and to the extent permitted by applicable Tax law, be filed on a basis consistent with the last previous such Returns filed in respect of the Company and its Subsidiaries.

    5. REFUNDS. Subject to the provisions of this Section 5, (a) Stockholder or the Non-Company Affiliates shall be entitled to retain, or Stockholder shall be entitled to receive immediate payment from the Company or Purchaser of, any refund or credit with respect to (i) Taxes (including but not limited to refunds and credits arising by reason of amended Returns filed after the Closing Date), plus any interest received with respect thereto from the applicable Taxing Authorities, relating to the Company or any of its Subsidiaries that are described as being the responsibility of Stockholder in Section 3.1, and (ii) Indemnifiable Separate Taxes for which Stockholder shall have made a payment to the Company pursuant to Section 2.3, plus any interest received with respect thereto from the applicable Taxing Authorities, and (b) Purchaser, the Company or its Subsidiaries shall be entitled to retain, or Purchaser shall be entitled to receive immediate payment from Stockholder of, any refund or credit with respect to Taxes (other than Indemnifiable Separate Taxes for which Stockholder shall have made a payment to the Company pursuant to Section 2.3), plus any interest received with respect thereto from the applicable Taxing Authorities, relating to the Company or any of its Subsidiaries that are described as being the responsibility of Purchaser in Section 3.2, PROVIDED that neither the Company nor any of its Subsidiaries shall carry back any item of loss, deduction or credit from a Return described as being the responsibility of Purchaser in Section 4.2, to a Return described as being the responsibility of Stockholder in Section 4.1 (other than the next to last sentence thereof). Purchaser and Stockholder shall cooperate, and shall cause the Company and its Subsidiaries to cooperate with Stockholder, with respect to claiming any refund or credit with respect to Taxes referred to in this Section 5. Such cooperation shall include providing all relevant information available to Stockholder or Purchaser (through the Company or otherwise), as the case may be, with respect to any such claim; filing and diligently pursuing such claim (including by litigation, if appropriate); paying over to Stockholder or Purchaser, as the case may be, and in accordance with this provision, any amount received by Purchaser (or the Company or any of its Subsidiaries) or Stockholder (or the Non-Company Affiliates), as the case may be, with respect to such claim; and, in the case of the party filing such a claim, consulting with the other party prior to agreeing to any disposition of such claim, provided that the foregoing shall be done in a manner so as not to interfere unreasonably with the conduct of the business of the parties. The party that is to enjoy the economic benefit of a refund under this Section 5 shall bear the reasonable out-of-pocket expenses of the other party incurred in seeking such refund. If one party is to enjoy the economic benefit of a refund under this Section 5 but the refund involves an issue that reasonably could be expected to have a material adverse effect on the other party, the party that would enjoy the economic benefit shall give notice to the other party of such issue, with respect to which the parties, each at its own expense, shall jointly pursue such issue, and any disagreement between them as to such issue shall be resolved pursuant to the Tax Dispute Resolution Mechanism.

    6. AUDITS. Each of Purchaser and Stockholder shall promptly notify the other in writing within 10 business days from its receipt of notice of (a) any pending or threatened Tax audits or assessments of the Company or any of its Subsidiaries, as long as any taxable periods ending on or prior to the Closing Date remain open, and (b) any pending or threatened Tax audits or assessments of Purchaser or Stockholder, or any of the Affiliates thereof, that reasonably could be expected to affect the Tax liabilities of the Company or any of its Subsidiaries, in each case for taxable periods ending on or prior to the Closing Date. Stockholder shall have the right to represent the interests of the Company and its Subsidiaries in any Tax audit or administrative or court proceeding to the extent relating to Indemnifiable Separate Taxes or to Taxes that are described as being the responsibility of Stockholder in Section 3.1, and to employ counsel of its choice at its expense, PROVIDED that Stockholder shall give notice to Purchaser, keep Purchaser reasonably informed and consult with Purchaser with respect to any issue relating to such audit or proceeding that reasonably could be expected to have a material adverse effect on Purchaser, the Company or any of its Subsidiaries. Purchaser shall have the right to represent the interests of the Company and its Subsidiaries in any Tax audit or administrative or court proceeding not described in the immediately preceding sentence and to employ counsel of its choice at its expense. Purchaser and Stockholder shall cooperate, and Purchaser shall cause the Company and its Subsidiaries to cooperate with Stockholder, with respect to any Tax audit or administrative or court proceeding relating to Taxes referred to in this Section
6. Such cooperation shall include providing all relevant information available to Stockholder or Purchaser (through the Company or otherwise), as the case may be, with respect to any such audit or proceeding and making personnel available at and for reasonable times, including, without limitation, to prepare responses to requests for information, PROVIDED that the foregoing shall be done in a manner so as not to interfere unreasonably with the conduct of the business of the parties.

    7. CONDUCT OF TAX AFFAIRS. (a) Through the Closing, Stockholder, the Company and its Subsidiaries will conduct all Tax affairs relating to the Company and its Subsidiaries only in the ordinary course, in substantially the same manner as heretofore conducted and in good faith in substantially the same manner as such affairs would have been conducted if this Agreement had not been entered into.

    (b) Notwithstanding any other provision of this Agreement, Purchaser shall be responsible for, and neither Stockholder nor any of the Non-Company Affiliates shall bear, any Taxes that arise due to the failure, following the Closing, of Purchaser to cause the Company and its Subsidiaries to carry on their business on the Closing Date in the ordinary course and in substantially the same manner as heretofore conducted, taking into account the Merger, the other transactions contemplated by the Merger Agreement and the making of the
Section 338(h)(10) Elections.

    8.  SECTION 338(H)(10) ELECTION.

    8.1 ELECTION. Purchaser shall, and Stockholder shall, or shall cause the proper Non-Company Affiliate to, join in all Section 338(h)(10) Elections.

    8.2 FORMS. (a) Purchaser shall be responsible for the preparation of all forms and schedules re-quired to be filed in connection with the Section 338(h)(10) Elections ("SECTION 338 FORMS"), including IRS Form 8023-A and all attachments required to be filed therewith pursuant to applicable Treasury Regulations ("FORM 8023"). Stockholder and Purchaser shall cooperate in drafting and making final the Section 338 Forms. Purchaser shall be responsible for filing the Section 338 Forms with the proper Taxing Authorities, provided that Stockholder shall be responsible for filing any Section 338 Form that must be filed with a Return described in Section 4.1.

    (b) At least 15 days prior to the Closing Date, Purchaser shall furnish Stockholder with four copies (three for Purchaser and one for Stockholder) of Form 8023 prepared by Purchaser. On or before the Closing Date, Purchaser and Stockholder shall agree upon the form and content of Form 8023 to be filed on the Closing Date. At the Closing, Stockholder shall deliver to Purchaser three copies of such Form 8023 executed by the proper party on behalf of Stockholder. On the Closing Date, Purchaser shall cause such Form 8023 to be executed by the proper party on behalf of Purchaser, and shall file such Form 8023 with the IRS.

    (c) Purchaser shall prepare (i) any corrections, amendments or supplements to the Form 8023 as executed by Purchaser and Stockholder pursuant to Section 8.2(b) and (ii) any state or local reports or forms that are necessary or appropriate for purposes of complying with the requirements for making the
Section 338(h)(10) Elections (each an "Additional Section 338 Form"). Stockholder and Purchaser shall cooperate in drafting and making final each Additional Section 338 Form. At least 30 days prior to the latest date for the filing of each Additional Section 338 Form, Purchaser shall furnish Stockholder with four copies of such Additional Section 338 Form (three for Purchaser and one for Stockholder) prepared by Purchaser. At least 15 days prior to the latest date for the filing of each Additional Section 338 Form, Purchaser and Stockholder shall agree upon the final form and content of such Additional
Section 338 Form, and Stockholder shall deliver to Purchaser three copies of such Additional Section 338 Form executed by the proper party on behalf of Stockholder. Purchaser shall cause each Additional Section 338 Form to be executed by the proper party on behalf of Purchaser, and shall file such Additional Section 338 Form with the applicable Taxing Authority.

    8.3 ALLOCATION. On or before the last day of the seventh month beginning after the month that includes the Closing Date, Purchaser shall provide to Stockholder a proposed allocation of the purchase price for the deemed sale of assets resulting from the making of the Section 338(h)(10) Elections, together with a report or reports in support of such allocation prepared by the valuation services group of Deloitte & Touche LLP or of Coopers & Lybrand L.L.P. or any other firm or firms of independent appraisers of nationally recognized reputation selected by Purchaser, the fees and expenses of which shall be borne by Purchaser, setting forth the estimated fair market values of the assets of the Company and, to the extent relevant to such deemed sale, its Subsidiaries. Stockholder and Purchaser shall cooperate in determining the amount of the purchase price for the deemed sale of assets resulting from the making of the
Section 338(h)(10) Elections (including the liabilities on the Closing Date of the Company and those of its Subsidiaries to which the Section 338(h)(10) Elections apply) and the final allocation thereof (the "FINAL ALLOCATION"). The determination of the Final Allocation (other than the determination of such liabilities) shall be at the sole discretion of Purchaser. Any dispute with respect to the determination of such liabilities shall be resolved pursuant to the Tax Dispute Resolution Mechanism. The liabilities on the Closing Date of the Company and each of its Subsidiaries to which the
Section 338(h)(10) Elections apply and the Final Allocation shall be reflected in an Additional Section 338 Form filed with the IRS on or before the fifteenth day of the ninth month beginning after the month that includes the Closing Date.

    8.4 MODIFICATION; REVOCATION. Purchaser and Stockholder agree that none of them shall, or shall permit any of their Affiliates to, take any action to modify the Section 338 Forms following the execution thereof, or to modify or revoke the Section 338(h)(10) Elections following the filing of the Section 338 Forms, without the written consent of Stockholder and Purchaser, as the case may be.

    8.5 CONSISTENT TREATMENT. Purchaser and Stockholder shall, and shall cause their respective Affiliates to, file all Returns in a manner consistent with the information contained in the Section 338 Forms and the Additional Section 338 Forms as filed and the Final Allocation.

    8.6 TAXES AND EXPENSES RESULTING FROM ELECTIONS. Notwithstanding any other provision of this Agreement, (a) Stockholder shall bear all federal Income Taxes and Combined State Taxes resulting from the making of the Section 338(h)(10) Elections (including but not limited to any effect on such Taxes of the making of a Section 338 Election with respect to any non-United States Subsidiary of the Company), (b) the Company shall bear all other Taxes resulting from the making of the Section 338(h)(10) Elections (including but not limited to any effect on such Taxes of the making of a Section 338 Election with respect to any non-United States Subsidiary of the Company), (c) the Company shall bear all Taxes resulting from the making of a Section 338 Election with respect to the Company or any United States Subsidiary of the Company (including but not limited to any effect on such Taxes of the making of a Section 338 Election with respect to any non-United States Subsidiary of the Company), (d) Purchaser and its Affiliates (including the Company and its Subsidiaries following the Closing), on the one side, and Stockholder and the Non-Company Affiliates, on the other side, shall bear their respective administrative, appraisal, legal, accounting and similar expenses resulting from the making of the Section 338(h)(10) Elections, and (e) Purchaser and its Affiliates (including the
Company and its Subsidiaries following the Closing) shall bear all administrative, appraisal, legal, accounting and similar expenses resulting from the making of any Section 338 Elections.

    8.7 DEEMED SALE OF ASSETS IF NEWCO IS SURVIVOR OF MERGER. If Newco is the survivor of the merger of Newco and the Company pursuant to the Merger Agreement, the parties hereto shall treat such merger for all Income Tax purposes as a sale of all of the Company's assets for the sum of the Merger Consideration and the liabilities of the Company on the Closing Date, and as a complete liquidation of the Company to which the provisions of section 332 of the Code apply and a distribution of the Merger Consideration to its shareholders. In such case, the Section 338(h)(10) Elections will be applicable only to the applicable Subsidiaries of the Company; IRS Form 8594 with respect to such deemed sale and all comparable or corresponding forms under applicable state and local Income Tax law relating to Combined State Taxes shall be treated as Section 338 Forms and, as applicable, Additional Section 338 Forms; the provisions of Sections 2.2(f)(ii), 2.3(b), 2.3(c), 8.3, 8.6(a), 8.6(b), 8.6(d)
and 11(d) and the definition of the term Indemnifiable Separate Taxes shall be applied as if such deemed sale were a part of the deemed sale of assets resulting from the making of the Section 338(h)(10) Elections if those elections were applicable to the Company as well as the applicable Subsidiaries of the Company; and the provisions of Sections 2.3(b), 2.3(c), 8.6(c) and 8.6(e) and the definition of the term Indemnifiable Separate Taxes shall be applied as if such deemed sale were a deemed sale of assets resulting from the making of a
Section 338 Election if that election were applicable to the Company.

    9. TRANSFER TAXES. Notwithstanding any other provision of this Agreement, all transfer, documentary, sales, use, stamp, registration and other such Taxes and fees incurred in connection with the transactions contemplated by the Merger Agreement (including but not limited to any New York State Gains Tax, any New York City Transfer Tax and any similar Tax imposed in other jurisdictions) shall be borne and paid by Purchaser, and Purchaser will, at its own expense, file all necessary Returns and other documentation with respect to all such Taxes and fees.

    10. TAX DISPUTE RESOLUTION MECHANISM. Wherever in this Agreement it shall be provided that a dispute shall be resolved pursuant to the "TAX DISPUTE RESOLUTION MECHANISM," such dispute shall be resolved as follows: (a) the parties will in good faith attempt to negotiate a prompt settlement of the dispute; (b) if the parties are unable to negotiate a resolution of the dispute within 30 days, the dispute will be submitted to the New York office of a firm of independent accountants of nationally recognized standing reasonably satisfactory to Stockholder and Purchaser (or, if Stockholder and Purchaser do not agree on such a firm, then a firm chosen by the Arbitration and Mediation Committee of the New York Society of Certified Public Accountants) (the "TAX DISPUTE ACCOUNTANTS"); (c) the parties will present their arguments and submit the proposed amount of each item in dispute to the Tax Dispute Accountants within 15 days after submission of the dispute to the Tax Dispute Accountants;
(d) the Tax Dispute Accountants shall resolve the dispute, in a fair and equitable manner and in accordance with applicable Tax law and the provisions of this Agreement, by selecting, for each item in dispute, the proposed amount for such item submitted by one party or the other party within 30 days after the parties have presented their arguments to the Tax Dispute Accountants, whose decision shall be final, conclusive and binding on the parties; (e) notwithstanding any other provision of this Agreement, any payment to be made as a result of the resolution of a dispute shall be made, and any other action to be taken as a result of the resolution of a dispute shall be taken, on or before the later of (i) the date on which such payment or action would otherwise be required or (ii) the third business day following the date on which the dispute is resolved (in the case of a dispute resolved by the Tax Dispute Accountants, such date being the date on which the parties receive written notice from the Tax Dispute Accountants of their resolution), provided that if a dispute with respect to an item in a Return shall not be resolved on or before the date that is three business days prior to the latest date on which such Return may be filed under applicable Tax law, then the party having the responsibility for filing such Return pursuant to Section 4 shall file such Return reflecting all disputed items that have been resolved in the manner so resolved, and reflecting all unresolved disputed items in the manner proposed by such party, and shall, upon the resolution of all such unresolved disputed items, file an amended Return reflecting the resolution thereof in the manner so resolved; and (f) the fees and expenses of the Tax Dispute Accountants in resolving a dispute will be borne equally by Stockholder and Purchaser.

    11.  COOPERATION  ON TAX MATTERS.   (a) Purchaser  and Stockholder agree  to
furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and records) relating to the Company and its Subsidiaries as is reasonably necessary for the preparation of the Pro Forma Returns, for the filing of all other relevant Returns, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment and any claim subject to Section 12.3.

    (b) The parties agree to use their reasonable good faith efforts to cooperate in connection with the transition from the performance of tax compliance services relating to the Company and its Subsidiaries by Stockholder prior to the Closing to the performance of such services by the Company after the Closing, taking into account the need to minimize both the cost of such transition and the disruption to the ongoing business activities of the parties.

    (c) Purchaser and Stockholder agree to retain or cause to be retained all books, records, Returns, schedules, documents, work papers and other material items of information relating to Taxes with respect to the Company and its Subsidiaries for periods prior to or ending on the Closing Date for the longer of (i) the seven-year period beginning on the Closing Date or (ii) the full period of the applicable statute of limitations, including any extension thereof, and to abide by all record retention agreements entered into with any Taxing Authority. Purchaser and Stockholder agree to give each other reasonable notice prior to transferring, discarding or destroying any such materials relating to Taxes with respect to the Company and its Subsidiaries, and, if the other party so requests, to allow the other party to take possession of such materials.

    (d) Purchaser and Stockholder shall cooperate, and Purchaser shall cause the Company and its Subsidiaries to cooperate with Stockholder, with respect to the preparation and filing of any Return for which the other is responsible pursuant to Section 4 (including but not limited to providing work papers and schedules). Except as otherwise provided with respect to items relating to the allocation of the purchase price for the deemed sale of assets resulting from the making of the Section 338(h)(10) Elections, Purchaser shall prepare or cause the Company to prepare, in a manner and at such time or times as is consistent with past practice, the Tax work paper preparation package or packages necessary to enable Stockholder to prepare consolidated federal and combined, unitary or consolidated state, local and foreign Income Tax Returns, and to prepare drafts of Returns (including amended Returns) relating to Indemnifiable Separate Taxes pursuant to Section 2.3(f), for all taxable periods from January 1, 1995 through the Closing Date.

    12.  INDEMNIFICATION.

    12.1 INDEMNIFICATION BY STOCKHOLDER. Stockholder covenants and agrees, from and after the Effective Time, to defend, indemnify and hold harmless each of Purchaser, Newco, their respective Affiliates, the Company and its Subsidiaries (collectively, the "PURCHASER INDEMNITEES") from and against, and pay or reimburse the Purchaser Indemnitees for, any and all actual claims, demands, liabilities, obligations, losses, fines, costs, expenses, deficiencies or damages (collectively, "Losses"), whether or not resulting from third party claims, including interest, additions and penalties with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of their respective rights under this Agreement, in each case resulting from or arising out of any failure of Stockholder to perform any agreement or covenant under Sections 2.1, 2.2, 2.3, 3.1, 4.1, 5, 6, 7(a), 8, 10, 11, 12.1, 12.3, 12.4, 13, 14 and 18 or fulfill any other obligation in respect thereof. Stockholder shall not have any liability under any provision of this Agreement for any Losses to the extent that any such Losses arise from actions taken by Purchaser, any of its Affiliates, the Company or any of its Subsidiaries after the Closing, or from the failure of any thereof to take any required action, except for failure to give notice as provided in
Section 12.3. Purchaser shall take and cause its Affiliates, the Company and its Subsidiaries to take all reasonable steps to mitigate any Losses with respect to which Stockholder could have an indemnification obligation under this Section
12.1 upon any of the Purchaser Indemnitees' becoming aware of any event which could reasonably be expected to give rise thereto.

    12.2 INDEMNIFICATION BY PURCHASER. Purchaser covenants and agrees, from and after the Effective Time, to defend, indemnify and hold harmless each of Stockholder and the Non-Company Affiliates (collectively, the "STOCKHOLDER INDEMNITEES") from and against, and pay or reimburse the Stockholder Indemnitees for, any and all Losses, in each case resulting from or arising out of any failure of Purchaser to perform any agreement or covenant under Sections 2.1, 2.2, 2.3, 3.2, 4.2, 5, 6, 7(b), 8, 9, 10, 11, 12.2, 12.3, 12.4, 13, 14 and 18 or
fulfill any other obligation in respect thereof. Purchaser shall not have any liability under any provision of this Agreement for any Losses to the extent that any such Losses arise from actions taken by Stockholder or any of the Non-Company Affiliates after the Closing, or from the failure of any thereof to take any required action, except for failure to give notice as provided in
Section 12.3. Stockholder shall take and cause its Affiliates to take all reasonable steps to mitigate any Losses with respect to which Purchaser could have an indemnification obligation under this Section 12.2 upon any of the Stockholder Indemnitees' becoming aware of any event which could reasonably be expected to give rise thereto.

    12.3 INDEMNIFICATION PROCEDURES. In the case of any claim asserted by a third party against a party entitled to indemnification under this Section 12 (the "INDEMNIFIED PARTY"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought (which notice shall state the basis of the claim and the agreement or covenant alleged not to have been performed), and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, PROVIDED that (a) the failure of any Indemnified Party to give notice as provided in this Section 12.3 shall not relieve the Indemnifying Party of its indemnification obligations under this Section 12 except to the extent that such failure results in a lack of actual notice to the Indemnifying Party and such Indemnifying Party is materially prejudiced as a result of such failure to give notice and (b) in the case of any such claim against any of Purchaser, Newco, their respective Affiliates, the Company or any of its Subsidiaries relating to Taxes other than those set forth in clauses (a) and (b) of Section 3.1, counsel for Stockholder who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to Purchaser, and Purchaser may participate in such defense at Purchaser's expense. The Indemnified Party shall promptly deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the third party claim. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement (i) that provides for injunctive or other nonmonetary relief affecting the Indemnified Party, (ii) that reasonably could be expected to affect adversely any Tax liability of any Indemnified Party with respect to which the Indemnifying Party has no indemnification obligation under this Section 12 or (iii) that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand.

    12.4 TAX TREATMENT OF INDEMNIFICATION PAYMENTS. Unless otherwise required by law, each of Purchaser and Stockholder agrees to treat and to cause their respective Affiliates to treat, for all Tax purposes, any indemnification payment made pursuant to this Section 12 as an adjustment to the Merger Consideration paid to Stockholder (or, if applicable, in the case of a payment by Stockholder, as the satisfaction of a liability of the Company and its Subsidiaries assumed by Stockholder, the assumption of which was a contribution by Stockholder to the capital of the Company) or as a reimbursement for or a payment of a liability that was properly an obligation of the Indemnifying Party, and not of the Indemnified Party.

    13. CONFIDENTIALITY. Each of Purchaser, Newco and the Company, on the one hand, and Stockholder, on the other hand, shall, and shall use reasonable efforts to cause its respective Affiliates, agents, advisors and representatives and its and their respective officers, directors or employees (the "REPRESENTATIVES," neither party being treated as a Representative of the other) to, keep confidential and not disclose to others or use in any way except to further the purposes of this Agreement, without the written consent of Stockholder or the Company, respectively, all information of the other party and their respective Affiliates that has been acquired in connection with this Agreement, PROVIDED that the foregoing shall not apply to information that (a) is or hereafter becomes generally available to the public other than as a result of a disclosure by the party that would otherwise have an obligation of confidentiality hereunder (the "OBLIGATED PARTY") or any Representative thereof,
(b) is hereafter disclosed to the Obligated Party or any Representative thereof by a third party who is not in default of any confidentiality obligation to the other party, (c) is reasonably required to be submitted by the Obligated Party or any Representative thereof to any Governmental Entity, including in connection with any action, suit or proceeding, (d) is provided by Stockholder under confidentiality terms and conditions for the benefit of the Company, substantially similar to those confidentiality arrangements set forth in the Confidentiality Agreement and with a term of at least five years from the date hereof, (i) to third parties for consulting, accounting, legal and similar purposes or (ii) to prospective purchasers of Stockholder or of all or any portion of the securities or assets of Stockholder to the extent considered reasonably necessary by Stockholder to facilitate such purchase, (e) is necessary, in the reasonable judgment of the Obligated Party, to disclose in order to assert or defend any claim against (or made by) any insurer or other Person, PROVIDED that prior notice of such disclosure is provided to the other party, (f) is or was independently developed by the Obligated Party or any Representative thereof, or (g) is required to be disclosed by the Obligated Party or any Representative thereof in compliance with applicable laws or regulations or order by a Governmental Entity, PROVIDED that in the event that the Obligated Party or any Representative thereof is requested by any Governmental Entity to disclose any such information, the Obligated Party shall give, or shall use reasonable efforts to cause such Representative to give, the other party prompt written notice of such request so that the other party or its relevant Affiliate may seek an appropriate protective order, and in the absence of a protective order, the Obligated Party or such Representative shall use reasonable efforts to obtain assurances that confidential treatment will be accorded to such information. This obligation of confidentiality shall apply to all information which (x) either party has reason to know is confidential or (y) is marked confidential (or, if provided orally, is confirmed in writing as confidential within 30 days of the date of disclosure to the other party), and this obligation of confidentiality with respect to each matter disclosed to the other party shall continue for a period of seven years after such disclosure. Each of Purchaser, Newco and the Company, on the one hand, and Stockholder, on the other hand, acknowledges that the other party and its Affiliates would be irreparably damaged in the event of a breach or threatened breach of any of the Obligated Party's obligations under this Section 13, and agrees (and shall use reasonable efforts to cause each of its Representatives to agree) that, in the event of a breach or threatened breach of any such obligation, the other party and its Affiliates shall, in addition to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting it specific performance of the provisions of this Section 13.

    14. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

    (a)  if to Stockholder, to:

       Manville Corporation
       717 17th Street
       Denver, Colorado 80202
       Telephone: (303) 978-4911
       Facsimile: (303) 978-4842
       Attention: Richard B. Von Wald, Esq.

        with a copy to:

       Skadden, Arps, Slate, Meagher & Flom
       919 Third Avenue
       New York, New York 10022
       Telephone: (212) 735-3000
       Facsimile: (212) 735-2000
       Attention: Franklin M. Gittes, Esq.

        and with a copy to:

       Davis Polk & Wardwell
       1300 "I" Street, N.W.
       Washington, D.C. 20005
       Telephone: (202) 962-7000
       Facsimile: (202) 962-7111
       Attention: Kathleen L. Ferrell, Esq.

    (b)  if to the Company, to:

       Riverwood International Corporation
       3350 Cumberland Circle
       Suite 1400
       Atlanta, Georgia 30339
       Telephone: (770) 644-3000
       Facsimile: (770) 644-2929
       Attention: General Counsel

        with a copy to:
       [ON OR BEFORE THE CLOSING DATE]
       Skadden, Arps, Slate, Meagher & Flom
       919 Third Avenue
       New York, New York 10022
       Telephone: (212) 735-3000
       Facsimile: (212) 735-2000
       Attention: Franklin M. Gittes, Esq.

        and with a copy to:

       [ON OR BEFORE THE CLOSING DATE]
       Davis Polk & Wardwell
       1300 "I" Street, N.W.
       Washington, D.C. 20005
       Telephone: (202) 962-7000
       Facsimile: (202) 962-7111
       Attention: Kathleen L. Ferrell, Esq.

        or with a copy to:

       [AFTER THE CLOSING DATE]
       Debevoise & Plimpton
       875 Third Avenue
       New York, New York 10022
       Telephone: (212) 909-6000
       Facsimile: (212) 909-6836
       Attention: Robert J. Cubitto, Esq.

        and
    (c)  if to Purchaser or Newco, to:

       CDRO Holding Corporation
       CDRO Acquisition Corporation
       c/o Clayton, Dubilier & Rice Fund V
           Limited Partnership
           270 Greenwich Avenue
       Greenwich, Connecticut 06830
       Telephone: (203) 661-3998
       Facsimile: (203) 661-0544
       Attention: CD&R Associates V
                 Limited Partnership
       Attention: CD&R Investment
                 Associates, Inc.

       Attention: Alberto Cribiore,
       Vice President,
                 Treasurer and
                 Secretary

        with a copy to

       Clayton, Dubilier & Rice, Inc.
       126 East 56th Street
       New York, New York 10022
       Telephone: (212) 407-5200
       Facsimile: (212) 407-5252
       Attention: Kevin J. Conway

        and with a copy to:

       Debevoise & Plimpton
       875 Third Avenue
       New York, New York 10022
       Telephone: (212) 909-6000
       Facsimile: (212) 909-6836
       Attention: Robert J. Cubitto, Esq.

    15. GOVERNING LAW. Except to the extent federal, state, local or foreign Tax laws, rules, or regulations govern the filing of Returns or the positions taken with respect to Taxes in Returns, and regardless of the law that might otherwise be applied under principles of conflicts of laws, this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York.

    16.   COUNTERPARTS.    This Agreement  may  be  executed in  more  than  one
counterpart,   each  of  which  shall  be  deemed  an  original,  but  all  such counterparts when executed shall constitute one and the same agreement.

    17. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    18. ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law of otherwise) without the prior written consent of the other parties, provided that Purchaser or Newco may assign this Agreement to any Subsidiary of Purchaser or Newco, or to any lender to Purchaser or Newco or any Subsidiary or Affiliate thereof as security for obligations to such lender, and provided, further, that no such assignment to any such lender shall in any way affect the assigning party's obligations or liabilities under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Purchaser shall promptly notify Stockholder of any assignment (whether by operation of law or otherwise) permitted by the provisions of this Section 18.

    19. NO THIRD PARTY BENEFICIARIES. Except as provided in Section 12 with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement, express or implied, is intended to or shall confer any rights, benefits or remedies of any nature whatsoever upon any Person other than the parties hereto and their respective successors and permitted assigns.

    20.  WAIVERS.  Any party hereto  may by written notice to the other  parties
(a) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (b) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (c) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

    21.  AMENDMENTS.   This Agreement may not  be modified, amended, altered  or
supplemented except by an instrument in writing executed on behalf of each of the parties hereto.

    22. TERMINATION; SURVIVAL. This Agreement shall be terminated upon the termination of the Merger Agreement in accordance with the terms thereof. This Agreement shall survive the consummation of the Merger pursuant to the Merger Agreement.

    23. HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not be deemed for any purpose to constitute a part of or to affect in any way the meaning or interpretation of this Agreement.

    24. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings (excluding the Merger Agreement and the Indemnification Agreement), both written and oral, between the parties with respect to the subject matter hereof. The parties hereto also acknowledge that the Chief Financial Officer of Stockholder has delivered to Purchaser and Newco the Tax Letter.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          MANVILLE CORPORATION

                                          By: ____/s/ RICHARD B. VON WALD_______
                                             Name: Richard B. Von Wald
                                             Title:Senior Vice President,
                                                   General Counsel & Secretary

                                          RIVERWOOD INTERNATIONAL CORPORATION

                                          By: ____/s/ THOMAS H. JOHNSON_________
                                             Name: Thomas H. Johnson
                                             Title:President and Chief Executive
                                                   Officer

                                          CDRO HOLDING CORPORATION

                                          By: ____/s/ KEVIN J. CONWAY___________
                                             Name: Kevin J. Conway
                                          Title: President

                                          CDRO ACQUISITION CORPORATION

                                          By: ____/s/ KEVIN J. CONWAY___________
                                             Name: Kevin J. Conway
                                             Title: President

                                                                         ANNEX E

                       PROPOSED CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              MANVILLE CORPORATION
                            ------------------------

   PURSUANT TO SECTION 103 AND SECTION 242 OF THE GENERAL CORPORATION LAW OF
                             THE STATE OF DELAWARE
                            ------------------------

    The undersigned, W. Thomas Stephens and Richard B. Von Wald, certify that they are the President and Secretary, respectively, of Manville Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and do hereby further certify as follows:

    1.  The name of the Company is Manville Corporation.

    2. This Certificate of Amendment was unanimously approved by the Board of Directors of the Company and thereafter duly adopted by the stockholders thereof, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

    3. Article FIRST of the Restated Certificate of Incorporation of the Company is hereby amended to read in its entirety as follows:

        FIRST: The name of the corporation is Schuller Corporation (hereinafter the "Company").

    IN WITNESS WHEREOF, Manville Corporation has caused this Certificate of Amendment to be signed by W. Thomas Stephens, its President, and attested by
Richard B. Von Wald, its Secretary, this         day of               , 1996.

                                        MANVILLE CORPORATION
                                        By:
                                        ______________________________________
                                              W. Thomas Stephens

Attest:
______________________________________
      Richard B. Von Wald

                                                                         ANNEX F
                  [LETTERHEAD OF J.P. MORGAN SECURITIES INC.]

October 25, 1995

The Board of Directors
Manville Corporation
717 17th Street
Denver, Colorado 80202

Gentlemen and Madame:

    You have requested our opinion as to the fairness of a proposed transaction whereby Manville Corporation (the "Company") would issue common shares of the Company to the Manville Personal Injury Settlement Trust (the "Trust") in exchange for the Trust giving up its Profit Sharing interest in the Company as contemplated in the Profit Sharing Exchange Agreement (the "Agreement"). The opinion has been prepared to assess the fairness of the proposed transaction to the common shareholders of the Company, exclusive of the Trust. This opinion only addresses the proposed exchange and does not address the potential disposition of Riverwood International Corporation or the use of proceeds thereof.

    It is our understanding based on the review of the Agreement that the Trust will exchange its right to receive annually 20% of the Company's "Profits" (as such term is used in the Amended and Restated Supplemental Agreement between the Company and the Trust) pursuant to the Amended and Restated Supplemental Agreement for 20% of the common stock of the Company assuming exercise of all outstanding options and warrants and after giving effect to such exchange (the "Exchange"). The Exchange would occur in connection with a pro rata dividend to all shareholders of the net proceeds, after repayment of outstanding Manville indebtedness and preferred stock (in the discretion of the Board), to the Company from a disposition of Riverwood International Corporation. The Exchange would occur after the declaration of the contemplated dividend, but prior to the record date.

    Please be advised that while certain provisions of the Exchange are summarized above, the terms of the Exchange are more fully described in the Agreement. As a result, the description of the Exchange and certain other information contained herein is qualified in its entirety by reference to the more detailed information appearing or incorporated by reference in the Agreement. In providing the opinion we have assumed that the Exchange will permanently terminate any Profit Sharing obligation to the Trust and that the Profit Sharing obligation under the Manville Property Damage Settlement Trust (the "PD Trust") will not arise. We have also assumed that the "Trust Claims" (as such term is used in the Amended and Restated Supplemental Agreement) will not be assumed by the Company and that any obligations of the Trust that may be assumed by the Company in the future pursuant to the Trust Agreement are not material. We have further assumed that any obligations of the PD Trust which are assumed by the Company will be limited to the assets of the PD Trust which revert back to the Company.

    In arriving at our opinion, we have reviewed among other things (i) the Agreement; (ii) the Amended and

Restated Supplemental Agreement and the form of Second Amended and Restated Supplemental Agreement; (iii) the Manville Personal Injury Settlement Trust Agreement and the form of Ninth Amendment thereto; (iv) certain publicly available information concerning the business of the Company and of certain other companies engaged in business comparable to the Company and the reported market prices for certain other companies' securities deemed comparable; (v) current and historical market prices of the common stock of the Company; (vi) the audited financial statements of the Company for the fiscal year ended December 31, 1994, the unaudited financial statements of the Company for the period ended September 30, 1995, and certain unaudited financial projections prepared by the Company for the periods ended December 31, 1995 to December 31, 2000; and (vii) certain other internal financial analyses and forecasts prepared by the Company and its management.

    In addition, we have held discussions with members of the management of the Company with respect to certain aspects of the Exchange and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, the effects of the Exchange on the financial condition and future prospects of the Company, and certain other matters we believe necessary or appropriate to our inquiry. We have reviewed certain financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

    In performing such analysis, we have used such valuation methodologies as we have deemed necessary or appropriate for the purposes of this opinion. Our view is based on (i) our consideration of the information the Company has supplied to us to date, (ii) our understanding of the terms upon which the Company and the Trust intend to consummate the Exchange, (iii) the currently contemplated capital structure of the Company and its subsidiaries upon consummation of the Exchange, (iv) our analysis of the long-term value of the Company upon consummation of the Exchange, and (v) the consummation of the Exchange within the time periods contemplated by the Agreement.

    In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company or otherwise reviewed by J.P. Morgan, and we have not assumed any responsibility or liability therefore. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate.

    Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. We are expressing no opinion herein as to the price at which the Company's stock will trade upon the consummation of the Exchange.

    Each of the assumptions set forth in this opinion has been made with your permission and without independent verification. We are not passing upon any matters of law. To the extent that evaluation of the Exchange requires analysis of legal matters, we have relied on the views of Manville with respect to such matters.

    J.P. Morgan as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. J.P Morgan has performed and continues to perform investment banking services and other services for Manville and its affiliates and is compensated for such services.

    This opinion is provided to the Board of Directors of the Company and does not constitute a recommendation to any holder of common stock of the Company as to how such holder should vote with respect to the Exchange.

    On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange as described herein is fair, from a financial point of view, to the common stockholders of the Company, exclusive of the Trust.

Very truly yours,

J.P. MORGAN SECURITIES INC.

By: ____/s/ JOSEPH A. WALKER__________
    Name: Joseph A. Walker
    Title: Managing Director

                                                                         ANNEX G

                  [LETTERHEAD OF J.P. MORGAN SECURITIES INC.]
October 25, 1995

Board of Directors
Riverwood International Corporation
3350 Cumberland Circle
Suite 1400
Atlanta, Georgia 30339

Board of Directors
Manville Corporation
717 17th Street
Denver, Colorado 80202

Gentlemen and Madame:

    You have requested our opinion as to the fairness to the holders of the outstanding shares of Common Stock, par value $0.01 per share (the "Shares"), of Riverwood International Corporation (the "Company") of the $20.25 per Share in cash to be received by such holders, including Manville Corporation ("Manville"), the owner of approximately 81.3% of the outstanding Shares, pursuant to the merger ("Merger") contemplated by the Agreement and Plan of Merger dated as of October 25, 1995 by and among CDRO Holding Corporation ("Parent"), CDRO Acquisition Corporation, a wholly-owned subsidiary of Parent ("Purchaser"), and the Company (the "Agreement").

    In connection with this opinion, we have reviewed, among other things, the Agreement; the Tax Matters Agreement, dated as of October 25, 1995 by and among Manville, the Company, Parent and Purchaser (the "Tax Matters Agreement"); the Voting and Indemnification Agreement, dated as of October 25, 1995 by and among Manville, Parent and Purchaser (the "Indemnification Agreement"); Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the three years ended December 31, 1994; certain interim reports to stockholders and Quarterly Reports on Form 10-Q; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We also have held discussions with members of the senior management of the Company and Manville regarding the past and current business operations, financial condition and future prospects of the Company. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the paper, paperboard and forest products industry, and performed such other studies and analyses as we considered appropriate.

    We have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company and were not furnished with any such evaluation or appraisal.

    We understand that pursuant to the Indemnification Agreement, Manville has agreed to indemnify Parent and the Purchaser against breaches of certain representations and warranties of the Company in the Agreement. We also understand that Manville's potential liability thereunder applies to 80% of any indemnifiable losses in excess of $20 million, up to a maximum payment by Manville of $100 million (the "general indemnity obligation"). In addition, we understand that Manville has agreed to indemnify the Parent and the Purchaser under the Tax Matters Agreement for certain tax liabilities of the Company for periods ending on or before the closing date of the Merger (the "tax indemnity obligation"). In rendering this opinion, we have, with your consent, not taken into account any potential payment Manville may be required to make pursuant to the general indemnity obligation or the tax indemnity obligation. However, we note that any material liability incurred by Manville by reason of such obligation would indicate a lower value of the Company.

    In addition, in rendering this opinion, we have not considered the particular tax consequences of the Merger to the various stockholders of the Company, including, in the case of Manville, the termination of its existing tax sharing arrangement with the Company and any obligations Manville may incur by reason of the Tax Matters Agreement.

    In rendering our opinion, we have not taken into account the effect on Manville of the transaction contemplated by the Profit Sharing Exchange Agreement dated October 25, 1995, between Manville and Manville Personal Injury Settlement Trust. The Merger or an alternative disposition of the Company is a condition precedent to the consummation of the transaction contemplated by such Profit Sharing Exchange Agreement. We have been engaged by Manville to provide a separate opinion with respect to the fairness of the transactions contemplated by such Profit Sharing Exchange Agreement and will receive a fee in connection therewith.

    While the cash price of $20.25 per Share to be received by all stockholders of the Company pursuant to the Agreement is the same, by reason of the matters referred to above the Merger may affect Manville differently from the Company's other stockholders. Our opinion does not address the treatment of the stockholders of the Company as among themselves.

    Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion.

    We have acted as financial advisor to the Boards of Directors of the Company and Manville with respect to the proposed Merger and we have been and will be compensated for our services according to our engagement letter with the Company and Manville dated April 10, 1995. We and our affiliates have performed and continue to perform investment banking services and other services for and have made commercial loans to Manville, the Company and their affiliates and are compensated therefor. In the ordinary course of business, we and our affiliates may actively trade the debt and equity securities of Manville or the Company for our or their own account or for the accounts of our or their customers, and accordingly, we or they may at any time hold long or short positions in such securities.

    This opinion is provided to the Boards of Directors of the Company and Manville and does not constitute a recommendation to any holder of Shares as to how such holder should vote with respect to the Merger.

    Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the $20.25 per Share to be received by the holders of Shares (including Manville) pursuant to the Agreement is fair to such holders from a financial point of view.

    Very truly yours,

    J.P. MORGAN SECURITIES INC.

    By: ____/s/ JOSEPH A. WALKER______
      Name: Joseph A. Walker
      Title: Managing Director

                                                                         ANNEX H

                      [LETTERHEAD OF GOLDMAN, SACHS & CO.]

October 25, 1995

Board of Directors
Riverwood International Corporation
3350 Cumberland Circle
Suite 1400
Atlanta, Georgia 30339

Board of Directors
Manville Corporation
717 17th Street
Denver, Colorado 80202

Gentlemen and Madame:

    You have requested our opinion as to the fairness to the holders of the outstanding shares of Common Stock, par value $0.01 per share (the "Shares"), of Riverwood International Corporation (the "Company") of the $20.25 per Share in cash to be received by such holders, including Manville Corporation ("Manville"), the owner of approximately 81.3% of the outstanding Shares, pursuant to the merger ("Merger") contemplated by the Agreement and Plan of Merger dated as of October 25, 1995 by and among CDRO Holding Corporation ("Parent"), CDRO Acquisition Corporation, a wholly-owned subsidiary of Parent ("Purchaser"), and the Company (the "Agreement").

    Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

    We are familiar with the Company having acted as sole underwriter of a secondary bond offering of the Company's 10 3/4% bonds due 2000 and 11 1/4% bonds due 2002 held by Manville Personal Injury Settlement Trust (the "PI Trust") and as the Company's and Manville's financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. In addition, we are familiar with Manville, the Company and the PI Trust having acted as financial advisor to the United States Bankruptcy Court in evaluating the assets and liabilities of Manville and the PI Trust; having acted as lead underwriter of a public offering of bonds for Schuller International Group, Inc. ("Schuller"), a wholly-owned subsidiary of Manville; and having acted as financial advisor to the PI Trust generally and specifically in regard to the Profit Sharing Exchange Agreement, dated as of October 25, 1995 (the "Profit Sharing Exchange Agreement"), between Manville and the PI Trust.

    We have also provided certain investment banking services to Clayton, Dubilier & Rice, Inc. ("CDR"), an affiliate of Parent and Purchaser, and certain affiliates of CDR from time to time, including having acted as financial advisor in several merger-related transactions; having acted as lead and co-underwriter of several debt and equity securities offerings; and currently acting as lead underwriter of a public offering of equity securities for Lexmark International Group, an affiliate of CDR, and may continue to provide investment banking services to CDR and its affiliates in the future.

    In the course of our trading activities, we, as of the date hereof, have accumulated a short position of $1 million principal amount of the Company's 10 3/4% bonds due 2000 and $1 million principal amount of the Company's 11 1/4% bonds due 2002. In addition, as of the date hereof, we have accumulated a long position of $510,000 principal amount of Schuller's 10 7/8 bonds due 2004.

    In connection with this opinion, we have reviewed, among other things, the Agreement; the Tax Matters Agreement, dated as of October 25, 1995 by and among Manville, the Company, Parent and Purchaser (the "Tax Matters Agreement"); the Voting and Indemnification Agreement, dated as of October 25, 1995 by and among Manville, Parent and Purchaser (the "Indemnification Agreement"); Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the three years ended December 31, 1994; certain interim reports to stockholders and Quarterly Reports of the Company on Form 10-Q; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We also have held discussions with members of the senior management of the Company and Manville regarding the past and current business operations, financial condition and future prospects of the Company. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the paper, paperboard and forest products industry and performed such other studies and analyses as we considered appropriate.

    We have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries as we have not been furnished with any such evaluation or appraisal.

    We understand that, pursuant to the Indemnification Agreement, Manville has agreed to indemnify Parent and the Purchaser against breaches of certain representations and warranties of the Company in the Agreement. We also understand that Manville's potential liability thereunder applies to 80% of any indemnifiable losses in excess of $20 million, up to a maximum payment by manville of $100 million (the "general indemnity obligation"). In addition, we understand that Manville has agreed to indemnify Parent and the Purchaser under the Tax Matters Agreement for certain tax liabilities of the Company for periods ending on or before the closing date of the Merger (the "tax indemnity obligation"). In rendering this opinion, we have, with your consent, not taken into account any potential payment Manville may be required to make pursuant to the general indemnity obligation or the tax indemnity obligation. However, we note that any material liability incurred by Manville by reason of such obligation would indicate a lower value of the Company.

    In addition, in rendering this opinion, we have not considered the particular tax consequences of the Merger to the various stockholders of the Company, including, in the case of Manville, the termination of its existing tax sharing arrangement with the Company and any obligations Manville may incur by reason of the Tax Matters Agreement.

    In rendering our opinion, we have not taken into account the effect on Manville of the transactions contemplated by the Profit Sharing Exchange Agreement. The Merger or an alternative disposition of the Company is a condition precedent to the consummation of the transactions contemplated by the Profit Sharing Exchange Agreement. J.P. Morgan Securities Inc. has been engaged by Manville to provide a separate opinion with respect to the fairness of the transactions contemplated by the Profit Sharing Exchange Agreement and we are acting as a financial advisor in connection therewith to the PI Trust.

    While the cash price of $20.25 per Share to be received by all stockholders of the Company pursuant to the Agreement is the same, by reason of the matters referred to above, the Merger may affect Manville differently from the Company's other stockholders. Our opinion does not address the treatment of the stockholders of the Company as among themselves.

    Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the $20.25 per Share to be received by the holders of Shares (including Manville) pursuant to the Agreement is fair to such holders.

Very truly yours,

/s/ GOLDMAN, SACHS & CO.

                                 [FORM OF PROXY]

                              MANVILLE CORPORATION

                      P.O. BOX 5108, DENVER, CO 80217-5108

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Will M. Storey, Raymond S. Troubh and W. Thomas Stephens or any of them as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Manville Corporation ("Manville") held of record by the undersigned on February 1, 1996, at the Special Meeting of Stockholders to be held on March 27, 1996 or at any adjournment or postponement thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IN RETURNING THIS CARD.

SEE REVERSE SIDE

/X/ Please mark your votes as in this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Approval of the Profit Sharing Agreement and the transactions contemplated thereby, including the Exchange, as more fully described in the proxy statement. Approval of the Profit Sharing Exchange Agreement and the transactions contemplated thereby, including the Exchange, constitutes approval of the issuance of the Conversion Shares to Manville Personal Injury Settlement Trust pursuant to the terms of the Profit Sharing Exchange Agreement.

       / / FOR                / / AGAINST             / / ABSTAIN

2. Approval of the disposition by Manville of all of the shares of common stock of Riverwood International Corporation ("Riverwood") held by Manville as a result of the merger (the "Merger") of CDRO Acquisition Corporation (the "Purchaser"), a wholly owned subsidiary of RIC Holding, Inc., formerly named CDRO Holding Corporation ("Parent"), with and into Riverwood, pursuant to the Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood, Parent and the Purchaser.

       / / FOR                / / AGAINST             / / ABSTAIN

3. Approval of a proposed amendment to Manville's Restated Certificate of Incorporation which would effect a change in the name of Manville, following the Merger, to "Schuller Corporation."

       / / FOR                / / AGAINST             / / ABSTAIN

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


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SIGNATURE(S)                      DATE